Execution






                GE CAPITAL MORTGAGE SERVICES, INC.,

                        Seller and Servicer


                                and




               STATE STREET BANK AND TRUST COMPANY,

                              Trustee







                  POOLING AND SERVICING AGREEMENT

                   Dated as of November 1, 1998




           REMIC Multi-Class Pass-Through Certificates,
                          Series 1998-22

                         Table of Contents
                                                               Page


                             ARTICLE I
                            DEFINITIONS

Section 1.01. Definitions.........................................1


                            ARTICLE II
  CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans.......................33
Section 2.02. Acceptance by Trustee..............................37
Section 2.03. Representations and Warranties of the Company;
              Mortgage Loan Repurchase ..........................38
Section 2.04. Execution of Certificates..........................44
Section 2.05. Designations under the REMIC Provisions............44


                            ARTICLE III
          ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01. Company to Act as Servicer.........................45
Section 3.02. Collection of Certain Mortgage Loan Payments;
              Mortgage Loan Payment Record; Certificate Account .48
Section 3.03. Collection of Taxes, Assessments and Other Items...51
Section 3.04. Permitted Debits to the Mortgage Loan
              Payment Record ....................................51
Section 3.05. Maintenance of the Primary Insurance Policies......53
Section 3.06. Maintenance of Hazard Insurance....................53
Section 3.07. Assumption and Modification Agreements.............54
Section 3.08. Realization Upon Defaulted Mortgage Loans..........55
Section 3.09. Trustee to Cooperate; Release of Mortgage Files....58
Section 3.10. Servicing Compensation; Payment of Certain
              Expenses by the Company ...........................58
Section 3.11. Reports to the Trustee; Certificate
              Account Statements ................................59
Section 3.12. Annual Statement as to Compliance..................59
Section 3.13. Annual Independent Public Accountants'
              Servicing Report ..................................59
Section 3.14. Access to Certain Documentation and
              Information Regarding the Mortgage Loans ..........60
Section 3.15. Maintenance of Certain Servicing Policies..........60
Section 3.16. Optional Purchase of Defaulted Mortgage Loans......60


                            ARTICLE IV
                      PAYMENTS AND STATEMENTS

Section 4.01. Distributions......................................60
Section 4.02. Method of Distribution.............................64

Section 4.03. Allocation of Losses...............................65
Section 4.04. Monthly Advances; Purchases of Defaulted
              Mortgage Loans ....................................67
Section 4.05. Statements to Certificateholders...................67
Section 4.06. Servicer's Certificate.............................70
Section 4.07. Reports of Foreclosures and Abandonments of
              Mortgaged Property ................................70
Section 4.08. Reduction of Base Servicing Fees by
              Compensating Interest Payments ....................70
Section 4.09. Surety Bond........................................70


                             ARTICLE V
                         THE CERTIFICATES

Section 5.01. The Certificates...................................70
Section 5.02. Registration of Transfer and Exchange
              of Certificates ...................................72
Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates..77
Section 5.04. Persons Deemed Owners..............................77
Section 5.05. Access to List of Certificateholders'
              Names and Addresses ...............................77
Section 5.06. Representation of Certain Certificateholders.......78
Section 5.07. Determination of COFI..............................78
Section 5.08. Determination of LIBOR.............................79


                            ARTICLE VI
                            THE COMPANY

Section 6.01. Liability of the Company...........................80
Section 6.02. Merger or Consolidation of, or Assumption of
              the Obligations of, the Company ...................80
Section 6.03. Assignment.........................................80
Section 6.04. Limitation on Liability of the Company and Others..81
Section 6.05. The Company Not to Resign..........................81


                            ARTICLE VII
                              DEFAULT

Section 7.01. Events of Default..................................81
Section 7.02. Trustee to Act; Appointment of Successor...........83
Section 7.03. Notification to Certificateholders.................84


                           ARTICLE VIII
                            THE TRUSTEE

Section 8.01. Duties of Trustee..................................84
Section 8.02. Certain Matters Affecting the Trustee..............85
Section 8.03. Trustee Not Liable for Certificates
              or Mortgage Loans .................................86
Section 8.04. Trustee May Own Certificates.......................87
Section 8.05. The Company to Pay Trustee's Fees and Expenses.....87

Section 8.06. Eligibility Requirements for Trustee...............87
Section 8.07. Resignation or Removal of Trustee..................87
Section 8.08. Successor Trustee..................................88
Section 8.09. Merger or Consolidation of Trustee.................88
Section 8.10. Appointment of Co-Trustee or Separate Trustee......89
Section 8.11. Compliance with REMIC Provisions; Tax Returns......90


                            ARTICLE IX
                            TERMINATION

Section 9.01. Termination upon Repurchase by the Company
              or Liquidation of All Mortgage Loans ..............90
Section 9.02. Additional Termination Requirements................91


                             ARTICLE X
                     MISCELLANEOUS PROVISIONS

Section 10.01. Amendment.........................................92
Section 10.02. Recordation of Agreement..........................93
Section 10.03. Limitation on Rights of Certificateholders........93
Section 10.04. Governing Law.....................................94
Section 10.05. Notices...........................................94
Section 10.06. Notices to the Rating Agencies....................95
Section 10.07. Severability of Provisions........................95
Section 10.08. Certificates Nonassessable and Fully Paid.........95

Exhibits


EXHIBIT A       Forms of Certificates
EXHIBIT B       Principal Balance Schedules
EXHIBIT C       Mortgage Loans (including list of Cooperative Loans)
EXHIBIT D       Form of Servicer's Certificate
EXHIBIT E       Form of Transfer Certificate as to ERISA
                Matters for Definitive ERISA-Restricted Certificates
EXHIBIT F       Form of Residual Certificate Transferee Affidavit
EXHIBIT G       Form of Residual Certificate Transferor Letter
EXHIBIT H       Additional Servicer Compensation
EXHIBIT I       Form of Investment Letter for Definitive
                Restricted Certificates
EXHIBIT J       Form of Distribution Date Statement
EXHIBIT K       Form of Special Servicing and Collateral Fund Agreement
EXHIBIT L       Form of Lost Note Affidavit and Agreement
EXHIBIT M       Schedule of Designated Loans
EXHIBIT N       Schedule of Pledged Asset Mortgage Loans
EXHIBIT O       Senior Principal Priorities

     THIS POOLING AND SERVICING AGREEMENT, dated as of November
1, 1998, between GE CAPITAL MORTGAGE SERVICES, INC., a corporation organized and existing under the laws of the State of New Jersey, and STATE STREET BANK AND TRUST COMPANY, a
Massachusetts banking corporation, as Trustee.

                   W I T N E S S E T H  T H A T :
                   -------------------  ---------


     In consideration of the mutual agreements herein contained, GE Capital Mortgage Services, Inc. and State Street Bank and
Trust Company agree as follows:

                            ARTICLE I

                           DEFINITIONS

     Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Accretion Directed Certificate: None.

          Accretion Directed Component: None.

          Accretion Termination Date: None.

          Accrual Amount: As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date through the related Accretion Termination Date, the sum of (x) any amount of Accrued Certificate Interest allocable to such Class or Component pursuant to Section 4.01(a)(i) on such Distribution Date and (y) any amount of Unpaid Class Interest Shortfall allocable to such Class or Component pursuant to Section 4.01(a)(ii) on such Distribution Date, to the extent that such amounts are distributed to any Accretion Directed Certificates and any Accretion Directed Components pursuant to Section 4.01(e). As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date after the related Accretion Termination Date, zero.

          Accrual Certificates: None.

          Accrual Component: None.

          Accrued Certificate Interest: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components), interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the Class Certificate Principal Balance (or, in the case of any Class of Notional Certificates, on the aggregate Notional Principal Balance) thereof immediately prior to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. As to any Distribution Date and any Specified Component (other than any Principal Only Component), interest accrued during the related Interest Accrual Period at the applicable

      Component Interest Rate on the Component Principal Balance (or Notional Component Principal Balance) thereof immediately prior to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. As to any Distribution Date and any Class of Certificates consisting of Specified Components, the aggregate of Accrued Certificate Interest on such Specified Components for such Distribution Date.

          Accrued Certificate Interest on each Class of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components) and any Specified Component (other than any Principal Only Component) shall be reduced by such Class's or Specified Component's share of the amount of any Net Interest Shortfall and Certificate Interest Losses for such Distribution Date. Any Net Interest Shortfall and Certificate Interest Losses shall be allocated among (x) the Classes of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components) and (y) the Specified Components (other than any Principal Only Component) of any Component Certificate in proportion to the respective amounts of Accrued Certificate Interest that would have resulted absent such shortfall or losses.

          Additional Collateral: With respect to any Mortgage 100SM Loan, the marketable securities held from time to time as security for the repayment of such Mortgage 100SM Loan and any related collateral. With respect to any Parent PowerSM Loan, the third-party guarantee for such Parent PowerSM Loan, together with (i) any marketable securities held from time to time as security for the performance of such guarantee and any related collateral or (ii) any mortgaged property securing the performance of such guarantee, the related home equity line of credit loan and any related collateral.

          Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

          Allocable Share: (a) As to any Distribution Date and amounts distributable pursuant to clauses (i) and (iii) of the definition of Junior Optimal Principal Amount, and as to each Class of Junior Certificates, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of the Junior Certificates.

          (b) As to any Distribution Date and amounts distributable pursuant to clauses (ii), (iv) and (v) of the definition of Junior Optimal Principal Amount, and as to the Class M Certificates and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of all such Classes. As to any Distribution Date and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has not been satisfied on such Distribution Date, 0%.

          Amortization Payment: As to any REO Mortgage Loan and any month, the payment of principal and accrued interest due in such month in accordance with the terms of the related
     Mortgage Note as contemplated by Section 3.08(b).

          Amount Held for Future Distribution: As to each Distribution Date, the total of all amounts credited to the Mortgage Loan Payment Record as of the preceding Determination Date on account of (i) Principal Prepayments, Insurance Proceeds and Liquidation Proceeds received subsequent to the preceding Prepayment Period applicable to such receipts, and (ii) monthly payments of principal and interest due subsequent to the preceding Due Date.

          Anniversary Determination Date: The Determination Date occurring in December of each year that the Certificates are outstanding, commencing in December 1999.

          Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Proprietary
     Lease from the Mortgagor to the originator of the Cooperative Loan.

          Assumed Monthly Payment Reduction: As of any
     Anniversary Determination Date and as to any Non-Primary Residence Loan remaining in the Mortgage Pool whose original principal balance was 80% or greater of the Original Value thereof, the excess of (i) the Monthly Payment thereof calculated on the assumption that the Mortgage Rate thereon was equal to the weighted average (by principal balance) of the Remittance Rates of all Outstanding Mortgage Loans (the "Weighted Average Rate") as of such Anniversary Determination Date over (ii) the Monthly Payment thereof calculated on the assumption that the Remittance Rate thereon was equal to the Weighted Average Rate less 1.25% per annum.

          Available Funds: As to each Distribution Date, an amount equal to the sum of (i) all amounts credited to the Mortgage Loan Payment Record pursuant to Section 3.02 as of the preceding Determination Date, (ii) any Monthly Advance and any Compensating Interest Payment for such Distribution Date, (iii) the Purchase Price of any Defective Mortgage Loans and Defaulted Mortgage Loans deposited in the Certificate Account on the Business Day preceding such Distribution Date (including any amounts deposited in the Certificate Account in connection with any substitution of a Mortgage Loan as specified in Section 2.03(b)), and (iv) the purchase price of any defaulted Mortgage Loan purchased under an agreement entered into pursuant to Section 3.08(e) as of the end of the preceding Prepayment Period less the sum of (x) the Amount Held for Future Distribution, (y) the amount of any Unanticipated Recovery credited to the Mortgage Loan Payment Record pursuant to clause (vi) of
     Section 3.02(b), and (z) amounts permitted to be debited from the Mortgage Loan Payment Record pursuant to clauses
     (i) through (vii) and (ix) of Section 3.04.

          Bankruptcy Coverage Termination Date: The Distribution
     Date upon which the Bankruptcy Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

           Bankruptcy Loss Amount: As of any Determination Date prior to the first Anniversary Determination Date, the Bankruptcy Loss Amount shall equal $100,000, as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since the Cut-off Date. As of any Determination Date after the first Anniversary Determination Date, other than an Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the Bankruptcy Loss Amount on the immediately preceding Anniversary Determination Date as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since such preceding Anniversary Determination Date. As of any Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the lesser of (x) the Bankruptcy Loss Amount as of the preceding Determination Date as reduced by any Deficient Valuations and Debt Service Reductions for the preceding Distribution Date, and (y) the greater of (i) the Fitch Formula Amount for such Anniversary Determination Date and (ii) the Formula Amount for such Anniversary Determination Date.

          The Bankruptcy Loss Amount may be further reduced by the Company (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Company shall obtain written confirmation from each Rating Agency that such reduction shall not adversely affect the then-current rating assigned to the related Classes of Certificates by such Rating Agency and shall provide a copy of such written confirmation to the Trustee.

          Base Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Base Servicing Fee Rate for such Mortgage Loan. The Base Servicing Fee for any Distribution Date is subject to adjustment pursuant to Section 3.08(d) (with respect to a Realized Loss) or the definition of Interest Loss (with respect to the interest portion of a Debt Service Reduction).

          Base Servicing Fee Rate: As to any Mortgage Loan, the per annum rate identified as such for such Mortgage Loan and set forth in the Mortgage Loan Schedule.

          BBA: The British Bankers' Association.

          BIF: The Bank Insurance Fund of the FDIC, or its successor in interest.

          Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository). As of the Closing Date, each Class of Certificates, other than the Class B3, Class B4, Class B5, Class R and Class PO Certificates, constitutes a Class of Book-Entry Certificates.

          Book-Entry Nominee: As defined in Section 5.02(b).

          Business Day: Any day other than a Saturday or a Sunday, or a day on which banking institutions in New York City or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

          Buydown Funds: Funds contributed by the Mortgagor or another source in order to reduce the interest payments required from the Mortgagor for a specified period in specified amounts.

          Buydown Mortgage Loan: Any Mortgage Loan as to which the Mortgagor pays less than the full monthly payment specified in the Mortgage Note during the Buydown Period and the difference between the amount paid by the Mortgagor and the amount specified in the Mortgage Note is paid from the related Buydown Funds.

          Buydown Period: The period during which Buydown Funds are required to be applied to the related Buydown Mortgage
     Loan.

          Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

          Certificate Account: The trust account or accounts created and maintained with the Trustee pursuant to Section
     3.02 and which must be an Eligible Account.

          Certificate Interest Loss: (i) On or prior to the Cross-Over Date, any Interest Loss in respect of an Excess Loss and (ii) after the Cross-Over Date, any Interest Loss, in each case to the extent such Interest Loss is allocable to the Certificates in accordance with Section 3.08(d) (with respect to a Realized Loss) or the definition of Interest Loss (with respect to the interest portion of a Debt Service Reduction).

          Certificate Interest Rate: With respect to any Class of Certificates, other than any LIBOR Certificate, and as of any Distribution Date, the per annum fixed rate specified in
     Section 5.01(b). With respect to any Class of LIBOR Certificates, the per annum variable rate at any time at which interest accrues on the Certificates of such Class, as determined pursuant to Section 5.01(e).

          Certificate Owner: With respect to any Book-Entry
     Certificate, the person who is the beneficial owner thereof.

          Certificate Principal Balance: As to any Certificate other than a Notional Certificate, and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate (plus, in the case of any Accrual Certificate, its Percentage Interest of any related Accrual Amount for each previous Distribution Date) less the sum of
     (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 4.01, (ii) any Realized Losses allocated to such Certificate on previous Distribution Dates pursuant to Section 4.03(b) and
     (c), and (iii) in the case of a Subordinate Certificate, such Certificate's Percentage Interest of the Subordinate Certificate Writedown Amount allocated to such Certificate on previous Distribution Dates. The Notional Certificates are issued without Certificate Principal Balances.

          Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to
     Section 5.02.

          Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, a Certificate of any Class to the extent that the Company or any affiliate is the Certificate Owner or Holder thereof (except to the extent the Company or any affiliate thereof shall be the Certificate Owner or Holder of all Certificates of such Class), shall be deemed not to be outstanding and the Percentage Interest (or Voting Rights) evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests (or Voting Rights) necessary to effect any such consent has been obtained; provided, however, that in determining whether the Trustee shall be protected in relying on such consent only the Certificates that the Trustee knows to be so held shall be so disregarded.

          Class: All Certificates bearing the same class designation.

          Class B Certificate: Any Class B1, Class B2, Class B3,
     Class B4 or Class B5 Certificate.

          Class Certificate Principal Balance: As to any Class of Certificates, other than any Class of Notional Certificates, and as of any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class. The Class Certificate Principal Balance of each such Class of Certificates as of the Closing Date is specified in
     Section 5.01(b).

          Class Interest Shortfall: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates or any Class consisting of Specified Components) or any Specified Component, any amount by which the amount distributed to Holders of such Class of Certificates or in respect of such Specified Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates or to the Component Principal Balance of any Accrual Component constituting a Specified Component) on such Distribution Date is less than the Accrued Certificate Interest thereon or in respect thereof for such Distribution Date. As to any Distribution Date and any Class of Certificates consisting of Specified Components, the sum of the Class Interest Shortfalls for such Components on such date.

          Class PO Deferred Amount: As to any Distribution Date on or prior to the Cross-Over Date, the aggregate of the applicable PO Percentage of the principal portion of each Realized Loss, other than any Excess Loss, to be allocated to the Class PO Certificates on such Distribution Date or previously allocated to the Class PO Certificates and not yet paid to the Holders of the Class PO Certificates pursuant to Section 4.01(a)(iv).

          Closing Date: November 30, 1998.

          Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

          COFI: The monthly weighted average cost of funds for savings institutions the home offices of which are located in Arizona, California, or Nevada that are member institutions of the Eleventh Federal Home Loan Bank
     District, as computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco in its monthly Information Bulletin.

          COFI Certificates: None.

          COFI Determination Date: As to each Interest Accrual
     Period for any COFI Certificates, the last Business Day of the calendar month preceding the commencement of such Interest Accrual Period.

          Company: GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey, or its successor in interest or, if any successor servicer is appointed as herein provided, then such successor servicer.

          Compensating Interest Payment: With respect to any Distribution Date, an amount equal to the aggregate of the Interest Shortfalls described in clauses (a) and (b) of the definition thereof with respect to such Distribution Date; provided, however, that such amount shall not exceed the lesser of (i) an amount equal to the product of (x) the Pool Scheduled Principal Balance with respect to such Distribution Date and (y) one-twelfth of 0.125%, and (ii) the aggregate of the Base Servicing Fees that the Company would be entitled to retain on such Distribution Date (less any portion thereof paid as servicing compensation to any Primary Servicer) without giving effect to any Compensating Interest Payment.

          Component: Any of the components of a Class of Component Certificates having the designations and the initial Component Principal Balances as follows:

                               Initial Component
              Designation      Principal Balance
              -----------      -----------------
                   N/A              N/A

          Component Certificate: None.

          Component Interest Rate: None.

          Component Principal Balance: As of any Distribution Date, and with respect to any Component, other than any Notional Component, the initial Component Principal Balance thereof (as set forth, as applicable, in the definition of Component) (plus, in the case of any Accrual Component, any related Accrual Amount for each previous Distribution Date) less the sum of (x) all amounts distributed in reduction thereof on previous Distribution Dates pursuant to Section
     4.01 and (y) the amount of all Realized Losses allocated thereto pursuant to Section 4.03(d).

          Confirmatory Mortgage Note: With respect to any Mortgage Loan, a note or other evidence of indebtedness executed by the Mortgagor confirming its obligation under the note or other evidence of indebtedness previously executed by the Mortgagor upon the origination of the related Mortgage Loan.

          Cooperative: A private, cooperative housing corporation organized in accordance with applicable state laws which owns or leases land and all or part of a building or buildings located in the relevant state, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

          Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of one or more Proprietary Leases.

          Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate(s), (iii) an assignment of the Proprietary Lease(s), (iv) financing statements and (v) a stock power (or other similar instrument), and in addition thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust Fund. The Mortgage Loans identified as such in Exhibit C hereto are Cooperative Loans.

          Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

          Cooperative Stock Certificate: With respect to a
     Cooperative Loan, the stock certificate(s) or other instrument evidencing the related Cooperative Stock.

          Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at Two International Place, Boston, Massachusetts 02110, Attention:
     Corporate Trust Department.

          Cross-Over Date: The first Distribution Date on which the aggregate Class Certificate Principal Balance of the Junior Certificates has been reduced to zero (giving effect to all distributions on such Distribution Date).

          Cut-off Date: November 1, 1998.

          Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (a) the then current Monthly Payment for such Mortgage Loan over (b) the amount of the monthly payment of principal and interest required to be paid by the Mortgagor as established by a court of competent jurisdiction as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.).

          Defaulted Mortgage Loan: With respect to any
     Determination Date, a Mortgage Loan as to which the related Mortgagor has failed to make unexcused payment in full of a total of three or more consecutive installments of principal and interest, and as to which such delinquent installments have not been paid, as of the close of business on the last Business Day of the month next preceding the month of such Determination Date.

          Defective Mortgage Loan: Any Mortgage Loan which is required to be purchased by the Company (or which the Company may replace with a substitute Mortgage Loan) pursuant to Section 2.02 or 2.03(a).

          Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (a) the then outstanding indebtedness under such Mortgage Loan over (b) the valuation by a court of competent jurisdiction of the related Mortgaged Property as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property.

          Definitive Certificate: Any Certificate, other than a
     Book-Entry Certificate, issued in definitive, fully registered form.

          Definitive Restricted Junior Certificate: Any
     Restricted Junior Certificate that is in the form of a Definitive Certificate.

          Depository: The initial Depository shall be The
     Depository Trust Company, the nominee of which is CEDE & Co.
     The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York, as amended, or any successor provisions thereto.

          Depository Participant: A broker, dealer, bank or other financial institution or other Person for which, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with such Depository.

          Designated Loan Closing Documents: With respect to any Designated Loan, a Lost Note Affidavit substantially in the form of Exhibit L, and an assignment of the related Mortgage to the Trustee in recordable form (except for the omission therein of recording information concerning such Mortgage).

          Designated Loans: The Mortgage Loan listed in Exhibit M hereto.

          Designated Telerate Page: The Dow Jones Telerate Service page 3750 (or such other page as may replace page 3750 on that service or such other service as may be nominated by the BBA for the purpose of displaying the Interest Settlement Rates).

          Determination Date: With respect to any Distribution
     Date, the fifth Business Day prior thereto.

          Discount Mortgage Loan: Any Mortgage Loan with a Net
     Mortgage Rate less than 6.00% per annum.

          Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing (including but not limited to state pension organizations); (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing; (iii) an organization (except certain farmers' cooperatives described in Code section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income); and (iv) a rural electric and telephone cooperative described in Code section 1381(a)(2)(C). The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit.

          Distribution Date: The 25th day of each calendar month after the month of initial issuance of the Certificates, or, if such 25th day is not a Business Day, the next succeeding
     Business Day.

          Distribution Date Statement: The statement referred to in Section 4.05(a).

          Document File: As defined in Section 2.01.

          Due Date: The first day of the month of the related
     Distribution Date.

          Eligible Account: An account that is either (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in one of its two highest long-term rating categories and has been assigned by S&P its highest short-term rating, (ii) an account or accounts the deposits in which are fully insured by either the BIF or the SAIF, (iii) an account or accounts, in a depository institution in which such accounts are insured by the BIF or the SAIF (to the limits established by the FDIC), the uninsured deposits in which accounts are either invested in Permitted Investments or are otherwise secured to the extent required by the Rating Agencies such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Certificateholders have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or of a trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder or (v) such account as will not cause either Rating Agency to downgrade or withdraw its then-current rating assigned to the Certificates, as evidenced in writing by the Rating Agencies.

          ERISA: The Employee Retirement Income Security Act of
     1974, as amended.

          ERISA-Restricted Certificate: Any Class A2 or Junior
     Certificate.

          Event of Default: An event described in Section 7.01.

          Excess Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction, or portion thereof, (i) occurring after the Bankruptcy Coverage Termination Date or (ii) if on such date, in excess of the then-applicable Bankruptcy Loss Amount.

          Excess Fraud Loss: Any Fraud Loss, or portion thereof,
     (i) occurring after the Fraud Coverage Termination Date or
     (ii) if on such date, in excess of the then-applicable Fraud
     Loss Amount.

          Excess Loss: Any Excess Bankruptcy Loss, Excess Fraud
     Loss or Excess Special Hazard Loss.

          Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, (i) occurring after the Special Hazard
     Termination Date or (ii) if on such date, in excess of the then-applicable Special Hazard Loss Amount.

          FDIC: The Federal Deposit Insurance Corporation, or its successor in interest.

          FHLMC: The Federal Home Loan Mortgage Corporation or its successor in interest.

          Financial Intermediary: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository
     Participant.

          Fitch: Fitch IBCA, Inc. and its successors.

          Fitch Formula Amount: As to each Anniversary
     Determination Date, the greater of (i) $50,000 and (ii) the product of (x) the greatest Assumed Monthly Payment Reduction for any Non-Primary Residence Loan whose original principal balance was 80% or greater of the Original Value thereof, (y) the weighted average remaining term to maturity (expressed in months) of all the Non-Primary Residence Loans remaining in the Mortgage Pool as of such Anniversary Determination Date, and (z) the sum of (A) one plus (B) the number of all remaining Non-Primary Residence Loans divided by the total number of Outstanding Mortgage Loans as of such Anniversary Determination Date.

          FNMA: The Federal National Mortgage Association or its successor in interest.

          Formula Amount: As to each Anniversary Determination Date, the greater of (i) $100,000 and (ii) the product of
     (x) 0.06% and (y) the Scheduled Principal Balance of each Mortgage Loan remaining in the Mortgage Pool whose original principal balance was 75% or greater of the Original Value thereof.

          Fraud Coverage Termination Date: The Distribution Date upon which the related Fraud Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

          Fraud Loss: Any Realized Loss attributable to fraud in the origination of the related Mortgage Loan.

          Fraud Loss Amount: As of any Distribution Date after the Cut-off Date, (x) prior to the first anniversary of the Cut-off Date, an amount equal to $2,017,918 minus the aggregate amount of Fraud Losses that would have been allocated to the Junior Certificates in accordance with
     Section 4.03 in the absence of the Loss Allocation Limitation since the Cut-off Date, and (y) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1% (from the first to but excluding the third anniversaries of the Cut-off Date) or 0.5% (from and including the third to but excluding the fifth anniversaries of the Cut-off Date) of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Junior Certificates in accordance with
     Section 4.03 in the absence of the Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. As of any Distribution Date on or after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

          Group I Final Distribution Date: The Distribution Date on which the aggregate Certificate Principal Balance of the Group I Senior Certificates is reduced to zero.

          Group I Senior Certificate: Any Class A1 or Class R
     Certificate.

          Group II Senior Certificate: Any Class A2 Certificate.

          Group II Senior Percentage: With respect to any Distribution Date, the percentage (carried to six decimal places) obtained by dividing (x) the aggregate Certificate Principal Balance of the Group II Senior Certificates immediately preceding such Distribution Date, by (y) the aggregate Certificate Principal Balance of all the Certificates (other than the Class PO Certificates) immediately preceding such Distribution Date.

          Group II Senior Prepayment Distribution Percentage: 0% through the Distribution Date in November 2003; 30% thereafter through the Distribution Date in November 2004; 40% thereafter through the Distribution Date in November 2005; 60% thereafter through the Distribution Date in November 2006; 80% thereafter through the Distribution Date in November 2007; and 100% thereafter.

          Group II Senior Principal Distribution Amount: With respect to any Distribution Date, the sum of (a) the total of the amounts described in clauses (i) and (iii) of the definition of Senior Optimal Principal Amount for such date (without application of the Senior Percentage or the Senior Prepayment Percentage) multiplied by the Group II Senior Percentage for such date and (b) the total of the amounts described in clauses (ii), (iv) and (v) of the definition of Senior Optimal Principal Amount (without application of the Senior Prepayment Percentage) for such date multiplied by the product of (x) the Group II Senior Percentage for such date and (y) the Group II Senior Prepayment

     Distribution Percentage for such date; provided, however, that (i) on the Group I Final Distribution Date, the Group II Senior Principal Distribution Amount will be increased by any remaining amounts pursuant to clause (a)(ii) of priority third of the Senior Principal Priorities after distributions of principal have been made on the Group I Senior Certificates and (ii) following the Group I Final Distribution Date, the Group II Senior Principal Distribution Amount will equal the amount pursuant to clause
     (a) of priority third of the Senior Principal Priorities.

          Initial Certificate Principal Balance: With respect to any Certificate, other than a Notional Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

          Initial LIBOR Rate: None.

          Insurance Proceeds: Proceeds paid pursuant to the Primary Insurance Policies, if any, and amounts paid by any insurer pursuant to any other insurance policy covering a Mortgage Loan.

          Insured Expenses: Expenses covered by the Primary
     Insurance Policies, if any, or any other insurance policy or policies applicable to the Mortgage Loans.

          Interest Accrual Period: With respect to any
     Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates) or Component, the one-month period ending on the last day of the month preceding the month in which such Distribution Date occurs.

          Interest Loss: (i) With respect to any Realized Loss, the excess of accrued and unpaid interest due on the related Mortgage Loan over the amount allocated to interest thereon in accordance with Section 3.08(d), and (ii) with respect to any Debt Service Reduction and any calendar month, the reduction in the amount of interest due on the related Mortgage Loan during such month as a result of the relevant bankruptcy proceeding.

          The amount of any Interest Loss described in clause (i) of the preceding paragraph will be allocated among the Base Servicing Fee, the Supplemental Servicing Fee and the Certificates in accordance with Section 3.08(d). The amount of any Interest Loss described in clause (ii) of the preceding paragraph will be allocated among the Base Servicing Fee, the Supplemental Servicing Fee and the Certificates in proportion to the amount of interest that would have been allocated to the Base Servicing Fee at the Base Servicing Fee Rate, the Supplemental Servicing Fee at the Supplemental Servicing Fee Rate and interest at the Remittance Rate, respectively, in the absence of the Debt Service Reduction.

          Interest Settlement Rate: With respect to any Interest Accrual Period, the rate (expressed as a percentage per annum) for one-month U.S. Dollar deposits reported by the BBA at 11:00 a.m. London time on the related LIBOR Determination Date and as it appears on the Designated Telerate Page.

          Interest Shortfall: With respect to any Distribution
     Date and each Mortgage Loan that during the related
     Prepayment Period was the subject of a Voluntary Principal
     Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

               (A) partial principal prepayments: one month's interest at the applicable Net Mortgage Rate on the amount of such prepayment;

               (B) principal prepayments in full received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after the Cut-off Date) but on or before the last day of the month preceding the month of such Distribution Date, the difference between (i) one month's interest at the applicable Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Mortgage Rate) received at the time of such prepayment;

               (C) principal prepayments in full received by the Company (or of which the Company receives notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the fifteenth day of the month of such Distribution
          Date: none; and

               (D) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net Mortgage Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Mortgage Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

          For purposes of the definitions of Net Interest Shortfall and Supplemental Servicing Fee, the amount of any Interest Shortfall shall be allocated between the Certificates and the Supplemental Servicing Fee in proportion to the amount of interest that would have been allocated to the Certificates (at the Remittance Rate) and the Supplemental Servicing Fee (at the Supplemental Servicing Fee Rate), respectively, in the absence of such Interest Shortfall.

          Junior Certificate: Any Class M or Class B Certificate.

          Junior Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of the following (but in no event greater than the aggregate Certificate Principal Balance of the Junior Certificates immediately prior to such Distribution Date):

          (i) the Junior Percentage of the applicable Non-PO
     Percentage of the principal portion of each Monthly Payment due on the related Due Date on each

     Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (other than as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) the Junior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, and 100% of any Senior Optimal Principal Amount not distributed to the Senior Certificates on such Distribution Date, together with the Junior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

          (iii) the excess, if any, of (x) the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received during the related Prepayment Period (other than in respect of Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, over (y) the amount distributable pursuant to clause (iii) of the definition of Senior Optimal Principal Amount on such Distribution Date;

          (iv) the Junior Prepayment Percentage of the applicable
     Non-PO Percentage of the Scheduled Principal Balance of each
     Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

          (v) the Junior Prepayment Percentage of the applicable
     Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date.

          For purposes of clause (ii) above, a Voluntary
     Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

          After the Class Certificate Principal Balances of the
     Junior Certificates have been reduced to zero, the Junior
     Optimal Principal Amount shall be zero.

          Junior Percentage: As to any Distribution Date, the excess of 100% over the Senior Percentage for such Distribution Date.

          Junior Prepayment Percentage: As to any Distribution Date, the excess of 100% over the Senior Prepayment Percentage for such Distribution Date, except that (i) after the aggregate Certificate Principal Balance of the Senior Certificates other than the Class PO Certificates has been reduced to zero, the Junior Prepayment Percentage shall be 100%, and (ii) after the Cross-Over Date, the Junior Prepayment Percentage shall be zero.

          Latest Possible Maturity Date: November 25, 2015.

          LIBOR: With respect to any Interest Accrual Period, the per annum rate determined, pursuant to Section 5.08, on the basis of the Interest Settlement Rate or as otherwise provided in such Section.

          LIBOR Certificate: None.

          LIBOR Determination Date: The second London Banking Day immediately preceding the commencement of each Interest
     Accrual Period for any LIBOR Certificates.

          Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Company has determined that all amounts which it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered, including any Mortgage Loan with respect to which the Company determines not to foreclose upon the related Mortgaged Property based on its belief that such Mortgaged Property may be contaminated with or affected by hazardous or toxic wastes, materials or substances.

          Liquidation Expenses: Expenses which are incurred by the Company in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Company under any Primary Insurance Policy for reasons other than the Company's failure to comply with Section 3.05, such expenses including, without limitation, legal fees and expenses, and, regardless of when incurred, any unreimbursed amount expended by the Company pursuant to Section 3.03 or
     Section 3.06 respecting the related Mortgage Loan and any related and unreimbursed Property Protection Expenses.

          Liquidation Proceeds: Cash (other than Insurance
     Proceeds) received in connection with the liquidation of any defaulted Mortgage Loan whether through judicial foreclosure or otherwise.

          Loan-to-Value Ratio: With respect to each Mortgage
     Loan, the original principal amount of such Mortgage Loan, divided by the Original Value of the related Mortgaged
     Property.

          London Banking Day: Any day on which banks are open for dealing in foreign currency and exchange in London, England.

          Loss Allocation Limitation: As defined in Section
     4.03(g).

          MLCC: Merrill Lynch Credit Corporation, or its successor in interest.

          Monthly Advance: With respect to any Distribution Date, the aggregate of the advances required to be made by the Company pursuant to Section 4.04(a) (or by the Trustee pursuant to Section 4.04(b)) on such Distribution Date, the amount of any such Monthly Advance being equal to (a) the aggregate of payments of principal and interest (adjusted to the related Remittance Rate) on the Mortgage Loans that were due on the related Due Date, without regard to any arrangements entered into by the Company with the related Mortgagors pursuant to Section 3.02(a)(ii), and delinquent as of the close of business on the Business Day next preceding the related Determination Date, less (b) the amount of any such payments which the Company or the Trustee, as applicable, in its reasonable judgment believes will not be ultimately recoverable by it either out of late payments by the Mortgagor, Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. With respect to any Mortgage Loan, the portion of any such advance or advances made with respect thereto.

          Monthly Payment: The scheduled monthly payment on a Mortgage Loan for any month allocable to principal or interest on such Mortgage Loan.

          Moody's: Moody's Investors Service, Inc. and its successors.

          Mortgage: The mortgage or deed of trust creating a first lien on a fee simple interest or leasehold estate in real property securing a Mortgage Note.

          Mortgage 100SM Loan: A Mortgage Loan identified on
     Exhibit N hereof that has a Loan-to-Value Ratio at origination in excess of 80.00% and that is secured by Additional Collateral and does not have a Primary Insurance
     Policy.

          Mortgage File: The mortgage documents listed in Section
     2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

          Mortgage Loan Payment Record: The record maintained by the Company pursuant to Section 3.02(b).

          Mortgage Loan Schedule: As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans as of the Cut-off Date is attached hereto as Exhibit C.

          Mortgage Loans: As of any date of determination, each of the mortgage loans identified on the Mortgage Loan Schedule (as amended pursuant to Section 2.03(b)) delivered and assigned to the Trustee pursuant to Section 2.01 or 2.03(b), and not theretofore released from the Trust Fund by the Trustee.

          Mortgage Note: With respect to any Mortgage Loan, the note or other evidence of indebtedness (which may consist of a Confirmatory Mortgage Note) evidencing the indebtedness of a Mortgagor under such Mortgage Loan.

          Mortgage Pool: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule.

          Mortgage Rate: The per annum rate of interest borne by a Mortgage Loan as set forth in the related Mortgage Note.

          Mortgaged Property: The underlying real property securing the Mortgage Loan, or with respect to a Cooperative
     Loan, the related Proprietary Lease and Cooperative Stock.

          Mortgagor: With respect to any Mortgage Loan, each obligor on the related Mortgage Note.

          Net Interest Shortfall: With respect to any
     Distribution Date, the excess, if any, of the aggregate Interest Shortfalls allocable to the Certificates (as determined in accordance with the definition of Interest Shortfall) for such Distribution Date over any Compensating Interest Payment for such date.

          Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, the sum of (i) any Liquidation Proceeds therefor less the related Liquidation Expenses, and (ii) any Insurance Proceeds therefor, other than any such Insurance Proceeds applied to the restoration of the related Mortgaged Property.

          Net Mortgage Rate: With respect to any Mortgage Loan, the related Mortgage Rate less the applicable Base Servicing
     Fee Rate.

          Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

          Non-Discount Mortgage Loan: Any Mortgage Loan with a
     Net Mortgage Rate greater than or equal to 6.00% per annum.

          Non-permitted Foreign Holder: As defined in Section
     5.02(b).

          Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 6.00%. As to any Non-Discount Mortgage Loan, 100%.

          Non-Primary Residence Loan: Any Mortgage Loan secured by a Mortgaged Property that is (on the basis of representations made by the Mortgagors at origination) a second home or investor-owned property.

          Nonrecoverable Advance: All or any portion of any Monthly Advance or Monthly Advances previously made by the Company (or the Trustee) which, in the reasonable judgment of the Company (or, as applicable, the Trustee) will not be ultimately recoverable from related Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance or that any advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Company delivered to the Trustee and detailing the reasons for such determination.

          Non-U.S. Person: As defined in Section 4.02(c).

          Notional Certificate: None.

          Notional Component: None.

          Notional Component Balance: None.

          Notional Principal Balance: None.

          Officer's Certificate: A certificate signed by the President, a Senior Vice President or a Vice President of the Company and delivered to the Trustee.

          Opinion of Counsel: A written opinion of counsel, who may be counsel for the Company; provided, however, that any Opinion of Counsel with respect to the interpretation or application of the REMIC Provisions or the status of an account as an Eligible Account shall be the opinion of independent counsel satisfactory to the Trustee.

          Original Subordinate Principal Balance: As set forth in the definition of Senior Prepayment Percentage.

          Original Value: The value of the property underlying a Mortgage Loan based, in the case of the purchase of the underlying Mortgaged Property, on the lower of an appraisal satisfactory to the Company or the sales price of such property or, in the case of a refinancing, on an appraisal satisfactory to the Company.

          Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased pursuant to Section 2.02, 2.03(a) or 3.16 or replaced pursuant to Section 2.03(b).

          Outstanding Non-Discount Mortgage Loan: Any Outstanding
     Mortgage Loan that is a Non-Discount Mortgage Loan.

          PAC Balance: As to any Distribution Date and any Class of PAC Certificates and any PAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance
     Schedules.

          PAC Certificate: None.

          PAC Component: None.

          Parent PowerSM Loan: A Mortgage Loan identified on
     Exhibit N hereto that has a Loan-to-Value Ratio at origination in excess of 80.00%, that is supported by Additional Collateral and does not have a Primary Insurance
     Policy.

          Pay-out Rate: With respect to any Class of Certificates (other than any Class of Principal Only Certificates) and any Distribution Date, the rate at which interest is distributed on such Class on such Distribution Date and which is equal to a fraction (expressed as an annualized percentage) the numerator of which is the Accrued Certificate Interest for such Class and Distribution Date, and the denominator of which is the Class Certificate Principal Balance (or, in the case of the Notional Certificates, the Notional Principal Balance) of such Class immediately prior to such Distribution Date.

          Percentage Interest: With respect to any Certificate, the percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by Certificates of the same Class as such Certificate. With respect to any Certificate, the Percentage Interest evidenced thereby shall equal the Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the initial Notional
     Principal Balance) thereof divided by the aggregate Initial
     Certificate Principal Balance (or, in the case of a Notional
     Certificate, the aggregate initial Notional Principal
     Balance) of all Certificates of the same Class.

          Permitted Investments: One or more of the following; provided, however, that no such Permitted Investment may mature later than the Business Day preceding the Distribution Date after such investment except as otherwise provided in Section 3.02(e) hereof, provided, further, that such investments qualify as "cash flow investments" as defined in section 860G(a)(6) of the Code:

          (i) obligations of, or guaranteed as to timely receipt of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category;

          (iii) federal funds, certificates of deposit, time deposits and banker's acceptances, of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category;

          (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency; and

          (v) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates.

          Notwithstanding the foregoing, Permitted Investments shall not include "stripped securities" and investments which contractually may return less than the purchase price therefor.

          Person: Any legal person, including any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Plan: Any Person which is an employee benefit plan subject to ERISA or a plan subject to section 4975 of the Code.

          Pledged Asset Loan-to-Value Ratio: With respect to any Pledged Asset Mortgage Loan, (i) the original loan amount less the portion of any required Additional Collateral which is covered by the Surety Bond, divided by (ii) the Original Value of the related Mortgaged Property.

          Pledged Asset Mortgage Loan: Each Mortgage 100SM Loan and Parent PowerSM Loan purchased from MLCC that is supported by Additional Collateral and identified on Exhibit
     N hereto.

          Pledged Asset Mortgage Servicing Agreement: The Amended and Restated Pledged Asset Mortgage Servicing Agreement, dated as of June 2, 1998, between MLCC and the Company.

          PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the excess of 6.00% over the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 6.00%. As to any Non-Discount Mortgage Loan, 0%.

          PO Principal Distribution Amount: As to any
     Distribution Date, an amount equal to the sum of the applicable PO Percentage of:

          (i) the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) all principal prepayments in part received during the related Prepayment Period, together with the Scheduled Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination
     Date) of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

          (iii) the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

          (iv) the Scheduled Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date) of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

          (v) the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date; for purposes of this clause (v), the definition of "Substitution Amount" shall be modified to reduce the Scheduled Principal Balance of the Mortgage Loan that is substituted for by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date.

          For purposes of clause (ii) above, a Voluntary
     Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

          Pool Scheduled Principal Balance: With respect to any Distribution Date, the aggregate Scheduled Principal Balance of all the Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month next preceding the month of such Distribution Date (or, in the case of the first Distribution Date, the Cut-off Date; or, if so specified, such other date).

          Prepayment Assumption: The assumed fixed schedule of prepayments on a pool of new mortgage loans with such schedule given as a monthly sequence of prepayment rates, expressed as annualized percent values. These values start at 0.2% per year in the first month, increase by 0.2% per year in each succeeding month until month 30, ending at 6.0% per year. At such time, the rate remains constant at 6.0% per year for the balance of the remaining term. Multiples of the Prepayment Assumption are calculated from this prepayment rate series.

          Prepayment Assumption Multiple: 300% of the Prepayment
     Assumption.

          Prepayment Distribution Trigger: As of any Distribution Date and as to each Class of Class B Certificates, the related Prepayment Distribution Trigger is satisfied if (x) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Certificate Principal Balance of such Class and each Class subordinate thereto, if any, on such Distribution Date, and the denominator of which is the Pool Scheduled Principal Balance for such Distribution Date, equals or exceeds (y) such percentage calculated as of the Closing Date.

          Prepayment Interest Excess: As to any Voluntary Principal Prepayment in full received from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs), all amounts paid in respect of interest on such Principal Prepayment. For purposes of determining the amount of Prepayment Interest Excess for any month, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof. All Prepayment Interest Excess shall be retained by the Company, as servicer, as additional servicing compensation.

          Prepayment Period: With respect to any Distribution Date and any Voluntary Principal Prepayment in part or other Principal Prepayment other than a Voluntary Principal Prepayment in full, the calendar month preceding the month of such Distribution Date; with respect to any Distribution Date and any Voluntary Principal Prepayment in full, the period beginning on the sixteenth day of the calendar month preceding the month of such Distribution Date (or, in the case of the first Distribution

     Date, beginning on the Cut-off Date) and ending on the fifteenth day of the month in which such Distribution Date occurs.

          Primary Insurance Policy: The certificate of private mortgage insurance relating to a particular Mortgage Loan, or an electronic screen print setting forth the information contained in such certificate of private mortgage insurance, including, without limitation, information relating to the name of the mortgage insurance carrier, the certificate number, the loan amount, the property address, the effective date of coverage, the amount of coverage and the expiration date of the policy. Each such policy covers defaults by the Mortgagor, which coverage shall equal the portion of the unpaid principal balance of the related Mortgage Loan that exceeds 75% (or such lesser coverage required or permitted by FNMA or FHLMC) of the Original Value of the underlying Mortgaged Property.

          Primary Servicer: Any servicer with which the Company has entered into a servicing agreement, as described in
     Section 3.01(f).

          Principal Balance Schedules: Any principal balance schedules attached hereto, if applicable, as Exhibit B, setting forth the PAC Balances of any PAC Certificates and PAC Components, the TAC Balances of any TAC Certificates and TAC Components and the Scheduled Balances of any Scheduled Certificates and Scheduled Components.

          Principal Only Certificate: Any Class PO Certificate.

          Principal Only Component: None.

          Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (including, for this purpose, any refinancing permitted by Section 3.01 and any REO Proceeds treated as such pursuant to Section 3.08(b)) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest for any month subsequent to the month of prepayment.

          Private Placement Memorandum: The private placement memorandum relating to the Restricted Junior Certificates dated November 23, 1998.

          Prohibited Transaction Exemption: U.S. Department of
     Labor Prohibited Transaction Exemption 90-29, 55 Fed. Reg.
     21459, May 24, 1990.

          Property Protection Expenses: With respect to any Mortgage Loan, expenses paid or incurred by or for the account of the Company in accordance with the related Mortgage for (a) real estate property taxes and property repair, replacement, protection and preservation expenses and (b) similar expenses reasonably paid or incurred to preserve or protect the value of such Mortgage to the extent the Company is not reimbursed therefor pursuant to the Primary Insurance Policy, if any, or any other insurance policy with respect thereto.

          Proprietary Lease: With respect to a Cooperative Loan, the proprietary lease(s) or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

          Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased hereunder from the Trust Fund, an amount equal to 100% of the unpaid principal balance thereof plus interest thereon at the applicable Mortgage Rate from the date to which interest was last paid to the first day of the month in which such purchase price is to be distributed; provided, however, that if the Company is the servicer hereunder, such purchase price shall be net of unreimbursed Monthly Advances with respect to such Mortgage Loan, and the interest component of the Purchase Price may be computed on the basis of the Remittance Rate for such Mortgage Loan.

          QIB: A "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

          Rating Agency: Any statistical credit rating agency, or its successor, that rated any of the Certificates at the request of the Company at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee. References herein to the two highest long-term rating categories of a Rating Agency shall mean such ratings without any modifiers. As of the date of the initial issuance of the Certificates, the Rating Agencies are Fitch and S&P; except that for purposes of the Junior Certificates, other than the Class B5 Certificates, S&P shall be the sole Rating Agency. The Class B5 Certificates are issued without ratings.

          Realized Loss: Any (i) Deficient Valuation or (ii) as to any Liquidated Mortgage Loan, (x) the unpaid principal balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Net Mortgage Rate through the last day of the month of such liquidation less (y) the related Liquidation Proceeds and Insurance Proceeds (as reduced by the related Liquidation Expenses).

          Record Date: The last Business Day of the month immediately preceding the month of the related Distribution
     Date.

          Reference Banks: As defined in Section 5.08.

          Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          Relief Act Mortgage Loan: Any Mortgage Loan as to which the Monthly Payment thereof has been reduced due to the application of the Relief Act.

          REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of the Code, and related provisions, and U.S.

     Office of the Treasury temporary or final regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

          Remittance Rate: With respect to any Mortgage Loan, the related Mortgage Rate less the sum of the applicable Base
     Servicing Fee Rate and the Supplemental Servicing Fee Rate.

          REO Mortgage Loan: Any Mortgage Loan which is not a
     Liquidated Mortgage Loan and as to which the related
     Mortgaged Property is held as part of the Trust Fund.

          REO Proceeds: Proceeds, net of any related expenses of the Company, received in respect of any REO Mortgage Loan
     (including, without limitation, proceeds from the rental of the related Mortgaged Property).

          Required Surety Payment: With respect to any Pledged Asset Mortgage Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan which is covered by the Surety Bond over (b) the net proceeds realized by MLCC from the liquidation of the related Additional Collateral.

          Reserve Fund: None.

          Reserve Interest Rate: As defined in Section 5.08.

          Residual Certificate: Any Class R Certificate.

          Responsible Officer: When used with respect to the Trustee, any officer or assistant officer assigned to and working in the Corporate Trust Department of the Trustee and, also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Restricted Certificate: Any Restricted Junior
     Certificate or Class PO Certificate.

          Restricted Junior Certificate: Any Class B3, Class B4 or Class B5 Certificate.

          S&P: Standard & Poor's Ratings Services, a division of
     The McGraw-Hill Companies, Inc., and its successors.

          SAIF: The Savings Association Insurance Fund of the
     FDIC, or its successor in interest.

          Scheduled Balance: As to any Distribution Date and any Class of Scheduled Certificates and any Scheduled Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

          Scheduled Certificate: None.

          Scheduled Component: None.

          Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month next preceding the month of such Distribution Date (or, if so specified, such other date) as specified in the amortization schedule at the time relating to such Mortgage Loan (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Principal Prepayments, Deficient Valuations incurred subsequent to the Bankruptcy Coverage Termination Date, adjustments due to the application of the Relief Act and the payment of principal due on such Due Date, irrespective of any delinquency in payment by the related Mortgagor. As to any Mortgage Loan and the Cut-off Date, the "unpaid balance" thereof specified in the initial Mortgage Loan Schedule.

          Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock and Proprietary
     Lease.

          Senior Certificate: Any Certificate other than a Junior
     Certificate.

          Senior Certificate Principal Balance: As of any
     Distribution Date, an amount equal to the sum of the Certificate Principal Balances of the Senior Certificates
     (other than any Class PO Certificates).

          Senior Optimal Principal Amount: As to any Distribution
     Date, an amount equal to the sum of:

          (i) the Senior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, together with the Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

          (iii) the lesser of (x) the Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, as reduced in each case by the Senior Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses (other than Excess Bankruptcy Losses attributable to Debt Service Reductions), and (y) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

          (iv) the Senior Prepayment Percentage of the applicable
     Non-PO Percentage of the Scheduled Principal Balance of each
     Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

          (v) the Senior Prepayment Percentage of the applicable
     Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date.

          For purposes of clause (ii) above, a Voluntary
     Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

          Senior Percentage: As to any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to ten places rounded up) obtained by dividing the Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Certificate Principal Balances of all the Certificates other than any Class PO Certificates immediately prior to such Distribution Date.

          Senior Prepayment Percentage: For any Distribution Date occurring prior to the fifth anniversary of the first
     Distribution Date, 100%. For any Distribution Date occurring on or after the fifth anniversary of the first Distribution
     Date, an amount as follows:

          (i) for any Distribution Date subsequent to November 2003 to and including the Distribution Date in November 2004, the Senior Percentage for such Distribution Date plus 70% of the Junior Percentage for such Distribution Date;

          (ii) for any Distribution Date subsequent to November 2004 to and including the Distribution Date in November 2005, the Senior Percentage for such Distribution Date plus 60% of the Junior Percentage for such Distribution Date;

          (iii) for any Distribution Date subsequent to November 2005 to and including the Distribution Date in November 2006, the Senior Percentage for such Distribution Date plus 40% of the Junior Percentage for such Distribution Date;

          (iv) for any Distribution Date subsequent to November 2006 to and including the Distribution Date in November 2007, the Senior Percentage for such Distribution Date plus 20% of the Junior Percentage for such Distribution Date; and

          (v) for any Distribution Date thereafter, the Senior
     Percentage for such Distribution Date.

          Notwithstanding the foregoing, if on any Distribution
     Date the Senior Percentage exceeds the Senior Percentage as of the Closing Date, the Senior Prepayment Percentage for such Distribution Date will equal 100%.

          In addition, notwithstanding the foregoing, no reduction of the Senior Prepayment Percentage below the level in effect for the most recent prior period as set forth in clauses (i) through (iv) above shall be effective on any Distribution Date unless at least one of the following two tests is satisfied:

          Test I: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) as a percentage of the aggregate Class Certificate Principal Balance of the Junior Certificates as of such date, does not exceed 50%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 30% of the aggregate Class Certificate Principal Balance of the Junior Certificates as of the Closing Date (the "Original Subordinate Principal Balance") if such Distribution Date occurs between and including December 2003 and November 2004, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including December 2004 and November 2005, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including December 2005 and November 2006, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including December 2006 and November 2007 and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after December 2007; or

          Test II: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled
     Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) averaged over the last three months, as a percentage of the aggregate Scheduled Principal Balance of Mortgage Loans averaged over the last three months, does not exceed 4%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 10% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including December 2003 and November 2004, (b) 15% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including December 2004 and November
     2005, (c) 20% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including December 2005 and November 2006, (d) 25% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including December 2006 and November 2007, and (e) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after December 2007.

          Servicer's Certificate: A certificate, completed by and executed on behalf of the Company by a Servicing Officer in accordance with Section 4.06, substantially in the form of Exhibit D hereto or in such other form as the Company and the Trustee shall agree.

          Servicing Fee: As to any Mortgage Loan and Distribution
     Date, the sum of (a) the Base Servicing Fee and (b) the Supplemental Servicing Fee.

          Servicing Officer: Any officer of the Company involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers attached to an Officer's Certificate furnished to the Trustee by the Company, as such list may from time to time be amended.

          Single Certificate: A Certificate with an Initial
     Certificate Principal Balance, or initial Notional Principal
     Balance, of $1,000 or, in the case of a Class of Certificates issued with an initial Class Certificate
     Principal Balance or initial Notional Principal Balance of less than $1,000, such lesser amount.

          Special Event Loss: Any Fraud Loss, Special Hazard Loss or Deficient Valuation.

          Special Hazard Loss: (i) A Realized Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06 and (b) any loss caused by or resulting from:

               (A) normal wear and tear;

               (B) conversion or other dishonest act on the part of the Trustee, the Company or any of their agents or employees; or

               (C) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

          or (ii) any Realized Loss suffered by the Trust Fund arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06.

          Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $2,250,981 minus the sum of (i) the aggregate amount of Special Hazard Losses that would have been allocated to the Junior Certificates in accordance with
     Section 4.03 in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount (as defined below) as most recently calculated. On each anniversary of the Cut-off Date, the

     "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the lesser of (x) the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (B) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, and (y) an amount calculated by the Company and approved by each Rating Agency, which amount shall not be less than $500,000.

          Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing (x) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by (y) the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

          Special Hazard Termination Date: The Distribution Date upon which the Special Hazard Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

          Specified Component: None.

          Startup Day: As defined in Section 2.05(b).

          Subordinate Certificates: As to any date of determination, first, the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; second, the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; third, the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fourth, the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fifth, the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and sixth, the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero.

          Subordinate Certificate Writedown Amount: As to any Distribution Date, first, any amount distributed to the Class PO Certificates on such Distribution Date pursuant to
     Section 4.01(a)(iv) and second, after giving effect to the application of clause first above, the amount by which (i) the sum of the Class Certificate Principal Balances of all the Certificates (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Balances of the related Certificates on such Distribution Date) exceeds (ii) the Pool Scheduled Principal Balance on the first day of the month of such Distribution Date less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date.

          Substitution Amount: With respect to any Mortgage Loan substituted pursuant to Section 2.03(b), the excess of (x) the Scheduled Principal Balance of the Mortgage Loan that is substituted for, over (y) the Scheduled Principal Balance of the related substitute Mortgage Loan, each balance being determined as of the date of substitution.

          Supplemental Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Supplemental Servicing Fee Rate for such Mortgage Loan. The Supplemental Servicing Fee for any Distribution Date shall be reduced by its allocable share of Interest Shortfalls (as provided in the definition thereof) and any Interest Losses (in accordance with Section 3.08(d)).

          Supplemental Servicing Fee Rate: As to any Mortgage
     Loan and Distribution Date, a fixed rate per annum equal to the excess, if any, of the Net Mortgage Rate thereof over 6.00%.

          Surety: Ambac Assurance Corporation, or its successors in interest.

          Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996, issued by the Surety for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Limited Purpose Surety Bond covers any Pledged Asset Mortgage Loans.

          TAC Balance: As to any Distribution Date and any Class of TAC Certificates and any TAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules attached as Exhibit B hereto.

          TAC Certificates: None.

          TAC Component: None.

          Trigger Event: Any one or more of the following: (i) if the Company is not a wholly-owned direct or indirect subsidiary of General Electric Company or if General Electric Capital Corporation shall not own (directly or indirectly) at least two-thirds of the voting shares of the capital stock of the Company, (ii) if the long-term senior unsecured rating of General Electric Capital Corporation is downgraded or withdrawn by Fitch or S&P below their two highest rating categories, (iii) if General Electric Capital Corporation is no longer obligated pursuant to the terms of the support agreement, dated as of October 1, 1990, between General Electric Capital Corporation and the Company, to maintain the Company's net worth or liquidity (as such terms are defined therein) at the levels specified therein, or if such support agreement, including any amendment thereto, has been breached, terminated or otherwise held to be unenforceable and (iv) if such support agreement, including any amendment thereto, is amended or modified.

          Trust Fund: The corpus of the trust created by this Agreement evidenced by the Certificates and consisting of:

          (i) the Mortgage Loans;

          (ii) all payments on or collections in respect of such Mortgage Loans, except as otherwise described in the first paragraph of Section 2.01, including the proceeds from the liquidation of any Additional Collateral for any Pledged Asset Mortgage Loan;

          (iii) the obligation of the Company to deposit in the Certificate Account the amounts required by Sections 3.02(d), 3.02(e) and 4.04(a), and the obligation of the Trustee to deposit in the Certificate Account any amount required pursuant to Section 4.04(b);

          (iv) the obligation of the Company to purchase or replace any Defective Mortgage Loan pursuant to Section 2.02 or 2.03;

          (v) all property acquired by foreclosure or deed in lieu of foreclosure with respect to any REO Mortgage Loan;

          (vi) the proceeds of the Primary Insurance Policies, if any, and the hazard insurance policies required by Section 3.06, in each case, in respect of the Mortgage Loans, and the Company's interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01;

          (vii) the Certificate Account established pursuant to
     Section 3.02(d);

          (viii) the Eligible Account or Accounts, if any, established pursuant to Section 3.02(e);

          (ix) any collateral funds established to secure the obligations of the Holder of the Class B4 and Class B5 Certificates, respectively, under any agreements entered into between such holder and the Company pursuant to Section 3.08(e) (which collateral funds will not constitute a part of any REMIC established hereunder); and

          (x) all rights of the Company as assignee under any security agreements, pledge agreements or guarantees relating to the Additional Collateral supporting any Pledged
     Asset Mortgage Loan.

          Trustee: The institution executing this Agreement as Trustee, or its successor in interest, or if any successor trustee is appointed as herein provided, then such successor trustee so appointed.

          Unanticipated Recovery: As defined in Section 4.01(f) herein.

          Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of the property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to
     Section 3.06.

          Unpaid Class Interest Shortfall: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates and any Class consisting of Specified Components) or any Specified Component (other than any Principal Only Component), the amount, if any, by which the aggregate of the Class Interest Shortfalls for such Class or in respect of such Specified Component for prior Distribution Dates is in excess of the aggregate amounts distributed on prior Distribution Dates to Holders of such Class of Certificates or in respect of such Specified
     Component (or added to the Class Certificate Principal
     Balance of any Class of Accrual Certificates, or to the Component Principal Balance of any Accrual Component constituting a Specified Component) pursuant to Section 4.01(a)(ii), in the case of the Senior Certificates (other than any Class of Principal Only Certificates) and any Specified Component thereof (other than any Principal Only Component), Section 4.01(a)(vi), in the case of the Class M Certificates, Section 4.01(a)(ix), in the case of the Class
     B1 Certificates, Section 4.01(a)(xii), in the case of the Class B2 Certificates, Section 4.01(a)(xv), in the case of the Class B3 Certificates, Section 4.01(a)(xviii), in the case of the Class B4 Certificates, and Section 4.01(a)(xxi), in the case of the Class B5 Certificates. As to any Class of Certificates consisting of Specified Components and any Distribution Date, the sum of the Unpaid Class Interest Shortfalls for the Specified Components thereof on such date.

          Voluntary Principal Prepayment: With respect to any
     Distribution Date, any prepayment of principal received from the related Mortgagor on a Mortgage Loan.

          Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of Section 10.01. At all times during the term of this Agreement, 100% of all Voting Rights shall be allocated among the Classes of Certificates (and among the Certificates within each Class of Certificates) in proportion to their Class Certificate Principal Balances or Certificate Principal Balances, as the case may be.

                           ARTICLE II

  CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

      Section 2.01. Conveyance of Mortgage Loans. (a) The Company, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received by the Company on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date).

     In addition, with respect to any Pledged Asset Mortgage Loan, the Company does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) (i) its rights as assignee under any security agreements, pledge agreements or guarantees relating to the Additional Collateral supporting any Pledged Asset Mortgage Loan,
(ii) its security interest in and to any Additional Collateral,
(iii) its right to receive payments in respect of any Pledged Asset Mortgage Loan pursuant to the Pledged Asset Mortgage Servicing Agreement, and (iv) its rights as beneficiary under the Surety Bond in respect of any Pledged Asset Mortgage Loan.

      (b) In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the following documents or instruments with respect to:

     (1) Each Mortgage Loan (other than any Cooperative Loan or
Designated Loan) so transferred and assigned:

               (i) The Mortgage Note, endorsed without recourse in blank by the Company, including all intervening endorsements showing a complete chain of endorsement from the originator to the Company; provided, however, that if such Mortgage Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

               (ii) Any assumption and modification agreement;

               (iii) An assignment in recordable form (which may be included in a blanket assignment or assignments) of the Mortgage to the Trustee; and

     (2) Each Cooperative Loan (other than a Designated Loan) so transferred and assigned:

               (i) The Mortgage Note, endorsed without recourse in blank by the Company and showing an unbroken chain of endorsements from the originator to the Company; provided, however, that if such Mortgage Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

               (ii) A counterpart of the Proprietary Lease and the Assignment of Proprietary Lease executed in blank or to the originator of the Cooperative Loan;

               (iii) The related Cooperative Stock Certificate, together with an undated stock power (or other similar instrument) executed in blank;

               (iv) A counterpart of the recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

               (v) The Security Agreement;

               (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator in the Cooperative Stock and the Proprietary Lease;

               (vii) If applicable, copies of the UCC-3 assignments of the security interest described in clause (vi) above, sent to the appropriate public office for filing, showing an unbroken chain of title from the originator to the Company, evidencing the security interest of the originator in the Cooperative Stock and the Proprietary Lease;

               (viii) An executed assignment (which may be a blanket assignment for all Cooperative Loans) of the interest of the Company in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement described in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee; and

               (ix) A UCC-3 assignment from the Company to the Trustee of the security interest described in clause
          (vi) above, in form suitable for filing, otherwise complete except for filing information regarding the original UCC-1 if unavailable (which may be included in a blanket assignment to the Trustee).

     In instances where a completed assignment of the Mortgage in recordable form cannot be delivered by the Company to the Trustee in accordance with Section 2.01(b)(1)(iii) prior to or concurrently with the execution and delivery of this Agreement, due to a delay in connection with recording of the Mortgage, the Company may, in lieu of delivering the completed assignment in recordable form, deliver to the Trustee the assignment in such form, otherwise complete except for recording information.

     (3) With respect to each Designated Loan, the Company does hereby deliver to the Trustee the Designated Loan Closing
Documents.

     (c) In connection with each Mortgage Loan transferred and assigned to the Trustee, the Company shall deliver to the Trustee the following documents or instruments as promptly as practicable, but in any event within 30 days, after receipt by the Company of all such documents and instruments for all of the outstanding Mortgage Loans:

               (i) the Mortgage with evidence of recording indicated thereon (other than with respect to a Cooperative Loan);

               (ii) a copy of the title insurance policy (other than with respect to a Cooperative Loan);

               (iii) with respect to any Mortgage that has been assigned to the Company, the related recorded intervening assignment or assignments of Mortgage, showing a complete chain of assignment from the originator to the Company (other than with respect to a Cooperative Loan); and

               (iv) with respect to any Cooperative Loan that has been assigned to the Company, the related filed intervening UCC-3 financing statements (not previously delivered pursuant to Section 2.01(b)(2)(vii)), showing a complete chain of assignment from the named originator to the Company.

Pending such delivery, the Company shall retain in its files (a) copies of the documents described in clauses (i) and (iii) of the preceding sentence, without evidence of recording thereon, and
(b) title insurance binders with respect to the Mortgage Loans (other than with respect to a

Cooperative Loan). The Company shall also retain in its files evidence of any primary mortgage insurance relating to the Mortgage Loans during the period when the related insurance is in force. Such evidence shall consist, for each Mortgage Loan, of a certificate of private mortgage insurance relating to such Mortgage Loan or an electronic screen print setting forth the information contained in such certificate of private mortgage insurance, including, without limitation, information relating to the name of the mortgage insurance carrier, the certificate number, the loan amount, the property address, the effective date of coverage, the amount of coverage and the expiration date of the policy. (The copies of the Mortgage, intervening assignments of Mortgage, if any, title insurance binder and the Primary Insurance Policy, if any, described in the second and third preceding sentences are collectively referred to herein as the "Document File" with respect to each Mortgage Loan.) The Company shall advise the Trustee in writing if such delivery to the Trustee shall not have occurred on or before the first anniversary of the Closing Date. The Company shall promptly furnish to the Trustee the documents included in the Document Files (other than any such documents previously delivered to the Trustee as originals or copies) either (a) upon the written request of the Trustee or (b) when the Company or the Trustee obtains actual notice or knowledge of a Trigger Event. The Trustee shall have no obligation to request delivery of the Document Files unless a Responsible Officer of the Trustee has actual notice or knowledge of the occurrence of a Trigger Event.

     In the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the date of execution and delivery of this Agreement, the Company, in lieu of delivering the above documents to the Trustee, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in Section 3.09.

      (d) The Company shall not be required to record the assignments of the Mortgages referred to in Section 2.01(b)(1)(iii) or file the UCC-3 assignments referred to in
Section 2.01(b)(2)(ix) to the Trustee unless the Company or the Trustee obtains actual notice or knowledge of the occurrence of any Trigger Event; provided, however, that such recording or filing shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to reduce or withdraw its then current ratings of the Certificates. The party obtaining actual notice or knowledge of any of such events shall give the other party prompt written notice thereof. For purposes of the foregoing (as well as for purposes of determining whether the Company shall be required to deliver the Document Files to the Trustee following the occurrence of a Trigger Event), the Company shall be deemed to have knowledge of any such downgrading referred to in the definition of Trigger Event if, in the exercise of reasonable diligence, the Company has or should have had knowledge thereof. As promptly as practicable subsequent to the Company's delivery or receipt of such written notice, as the case may be, the Company shall insert the recording or filing information in the assignments of the Mortgages or UCC-3 assignments to the Trustee and shall cause the same to be recorded or filed, at the Company's expense, in the appropriate public office for real property records or UCC financing statements, except that the Company need not cause to be so completed and recorded any assignment of mortgage which relates to a Mortgage Loan secured by property in a jurisdiction under the laws of which, on the basis of an Opinion of Counsel reasonably satisfactory to the Trustee and satisfactory to each Rating Agency (as evidenced in writing), recordation of such assignment is not necessary to protect the Trustee against discharge of such Mortgage Loan by the Company or any valid assertion that any Person other than the Trustee has title to or any rights in such Mortgage Loan.

In the event that the Company fails or refuses to record or file the assignment of Mortgages or UCC-3 financing statement in the circumstances provided above, the Trustee shall record or cause to be recorded or filed such assignment or UCC-3 financing statement at the expense of the Company. In connection with any such recording or filing, the Company shall furnish such documents as may be reasonably necessary to accomplish such recording or filing. Notwithstanding the foregoing, at any time the Company may record or file, or cause to be recorded or filed, the assignments of Mortgages or UCC-3 financing statement at the expense of the Company.

      Section 2.02. Acceptance by Trustee. Subject to the examination hereinafter provided, the Trustee acknowledges receipt of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, the documents specified in Section 2.01(b)(2) (subject to any permitted delayed delivery of the documents described in
Section 2.01(c)(iv)), and the Designated Loan Closing Documents, if any, delivered pursuant to Section 2.01, and declares that the Trustee holds and will hold such documents and each other document delivered to it pursuant to Section 2.01 in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Mortgage File within 45 days after (i) the execution and delivery of this Agreement, in the case of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, the documents specified in Section 2.01(b)(2) (subject to any permitted delayed delivery of the documents described in Section 2.01(c)(iv)), and the Designated Loan Closing Documents, if any, (ii) delivery to the Trustee after the Closing Date of the Mortgage Notes and the assumption and modification agreements, if any, with respect to each Designated Loan, and (iii) delivery of the recorded Mortgages, title insurance policies, recorded intervening assignments of Mortgage, if any, and filed intervening UC 3 financing statements, if any, with respect to any Cooperative Loan to ascertain that all required documents set forth in Section 2.01 have been executed, received and recorded, if applicable, and that such documents relate to the Mortgage Loans identified in Exhibit C hereto. In performing such examination, the Trustee may conclusively assume the due execution and genuineness of any such document and the genuineness of any signature thereon. It is understood that the scope of the Trustee's examination of the Mortgage Files is limited solely to confirming, after receipt of the documents listed in Section 2.01, that such documents have been executed, received and recorded, if applicable, and relate to the Mortgage Loans identified in Exhibit C to this Agreement. If in the course of such review the Trustee finds (1) that any document required to be delivered as aforesaid has not been delivered, or (2) any such document has been mutilated, defaced or physically altered without the borrower's authorization or approval, or (3) based upon its examination of such documents, the information with respect to any Mortgage Loan set forth on Exhibit C is not accurate, the Trustee shall promptly so notify the Company in writing, which shall have a period of 60 days after receipt of such notice to correct or cure any such defect. The Company hereby covenants and agrees that, if any such material defect cannot be corrected or cured, the Company will on a Distribution Date which is not later than the first Distribution Date which is more than ten days after the end of such 60-day period repurchase the related Mortgage Loan from the Trustee at the Purchase Price therefor or replace such Mortgage Loan pursuant to Section 2.03(b); provided, however, that if the defect (or breach pursuant to Section 2.03(a)) is one that, had it been discovered before the Startup Day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of the REMIC Provisions, such defect or breach shall be cured, or the related Mortgage Loan shall be repurchased or replaced, on a Distribution Date which falls within 90 days of the date of discovery of such defect or breach. The Purchase Price for the repurchased Mortgage Loan, or any amount required in respect of a substitution pursuant to Section 2.03(b), shall be deposited by the Company in the Certificate Account pursuant to Section 3.02(d) on the Business Day prior to the applicable Distribution Date and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Company the related Mortgage File and shall execute and deliver or cause to be executed and delivered such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders.

     Upon receipt by the Trustee of the Mortgage Note with respect to a Designated Loan that is not defective in accordance with the fifth sentence of the preceding paragraph, the related Lost Note Affidavit delivered pursuant to Section 2.01 shall be void and the Trustee shall return it to the Company.

     Section 2.03. Representations and Warranties of the Company;
Mortgage Loan Repurchase. (a) The Company hereby represents and warrants to the Trustee that:

               (i) The information set forth in Exhibit C hereto was true and correct in all material respects at the date or dates respecting which such information is furnished;

               (ii) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Company and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

               (iii) Immediately prior to the transfer and assignment herein contemplated, the Company had good title to, and was the sole owner of, each Mortgage Loan and all action had been taken to obtain good record title to each related Mortgage. Each Mortgage Loan has been transferred free and clear of any liens, claims and encumbrances;

               (iv) As of the date of the initial issuance of the Certificates, no payment of principal of or interest on or in respect of any Mortgage Loan is 30 or more days past due and none of the Mortgage Loans have been past due 30 or more days more than once during the preceding 12 months;

               (v) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (x) below;

               (vi) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative
          Loans, there is no delinquent tax or assessment lien against the property subject to any Mortgage;

               (vii) As of the date of the initial issuance of the Certificates, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

               (viii) As of the date of the initial issuance of the Certificates, the physical property subject to any Mortgage (or, in the case of a Cooperative Loan, the related Cooperative Apartment) is free of material damage and is in good repair;

               (ix) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws;

               (x) Other than with respect to Cooperative Loans, a lender's title insurance policy or binder, or other assurance of title insurance customary in the relevant jurisdiction therefor was issued on the date of the origination of each Mortgage Loan and each such policy or binder is valid and remains in full force and effect;

               (xi) None of the Mortgage Loans constitute Pledged Asset Mortgage Loans. The Loan-to-Value Ratio of each Mortgage Loan was not more than 95.00%. As of the Cut-off Date, no more than 3.25% of the Mortgage Loans by Scheduled Principal Balance had Loan-to-Value Ratios of more than 80% and each such Mortgage Loan is covered by a Primary Insurance Policy so long as its then outstanding principal amount exceeds 80% of the greater of (a) the Original Value and (b) the then current value of the related Mortgaged Property as evidenced by an appraisal thereof satisfactory to the Company. Each Primary Insurance Policy is issued by a private mortgage insurer acceptable to FNMA or FHLMC;

               (xii) Each Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, over an original term of not more than fifteen years. The Mortgage Rate of each Mortgage Note of the related Mortgage Loan was not less than 6.000% per annum and not greater than 8.625% per annum. The Mortgage Rate of each Mortgage Note is fixed for the life of the related Mortgage Loan;

               (xiii) Other than with respect to Cooperative Loans, the improvements on the Mortgaged Properties are insured against loss under a hazard insurance policy with extended coverage and conforming to the requirements of Section 3.06 hereof. As of the date of initial issuance of the Certificates, all such insurance policies are in full force and effect;

               (xiv) As of the Cut-off Date, (i) no more than 14.00% of the Mortgage Loans by Scheduled Principal Balance had a Scheduled Principal Balance of more than $500,000 and up to and including $750,000; (ii) no more than 2.00% of the Mortgage Loans by Scheduled Principal Balance had a Scheduled Principal Balance of more than $750,000 and up to and including $1,000,000; and (iii) no more than 1.25% of the Mortgage Loans by Scheduled Principal Balance had a Scheduled Principal Balance of more than $1,000,000;

               (xv) As of the Cut-off Date, no more than 1.25% of the Mortgage Loans by Scheduled Principal Balance are secured by Mortgaged Properties located in any one postal zip code area;

               (xvi) As of the Cut-off Date, at least 95.75% of the Mortgage Loans by Scheduled Principal Balance are secured by Mortgaged Properties determined by the Company to be the primary residence of the Mortgagor. The basis for such determination is the making of a representation by the Mortgagor at origination that he or she intends to occupy the underlying property;

               (xvii) As of the Cut-off Date, at least 93.00% of the Mortgage Loans by Scheduled Principal Balance are secured by one-family detached residences;

               (xviii) As of the Cut-off Date, no more than 4.50% of the Mortgage Loans by Scheduled Principal Balance are secured by condominiums and, as of the Cut-off Date, none of the Mortgage Loans by Scheduled Principal Balance are secured by two- to four-family residential properties. As to each condominium or related Mortgage Loan, (a) the related condominium is in a project that is on the FNMA or FHLMC approved list, (b) the related condominium is in a project that, upon submission of appropriate application, could be so approved by either FNMA or FHLMC, (c) the related Mortgage Loan meets the requirements for purchase by FNMA or FHLMC, (d) the related Mortgage Loan is of the type that could be approved for purchase by FNMA or FHLMC but for the principal balance of the related Mortgage Loan or the pre-sale requirements or (e) the related Mortgage Loan has been approved by a nationally recognized mortgage pool insurance company for coverage under a mortgage pool insurance policy issued by such insurer. As of the Cut-off Date, no more than 0.75% of the Mortgage Loans by Scheduled Principal Balance are secured by condominiums located in any one postal zip code area;

               (xix) Other than with respect to Cooperative
          Loans, no Mortgage Loan is secured by a leasehold interest in the related Mortgaged Property and each Mortgagor holds fee title to the related Mortgaged Property;

               (xx) As of the Cut-off Date, none of the Mortgage
          Loans constituted Buydown Mortgage Loans.

               (xxi) The original principal balances of the Mortgage Loans range from $27,450 to $1,150,000;

               (xxii) As of the Cut-off Date, no more than 2.75% of the Mortgage Loans by Scheduled Principal Balance are secured by second homes and no more than 1.75% of the Mortgage Loans by Scheduled Principal Balance are secured by investor-owned properties;

               (xxiii) All appraisals have been prepared substantially in accordance with the description contained under the caption "The Trust Fund - The Mortgage Loans" in the Company's prospectus dated October 22, 1998, accompanying the Prospectus Supplement dated November 23, 1998, pursuant to which certain Classes of the Certificates were publicly offered;

               (xxiv) No selection procedures, other than those necessary to comply with the representations and warranties set forth herein or the description of the Mortgage Loans made in any disclosure document delivered to prospective investors in the Certificates, have been utilized in selecting the Mortgage Loans from the Company's portfolio which would be adverse to the interests of the Certificateholders;

               (xxv) Other than with respect to Cooperative
          Loans, to the best of the Company's knowledge, at origination no improvement located on or being part of a Mortgaged Property was in violation of any applicable zoning and subdivision laws and ordinances;

               (xxvi) None of the Mortgage Loans is a temporary construction loan. With respect to any Mortgaged Property which constitutes new construction, the related construction has been completed substantially in accordance with the specifications therefor and any incomplete aspect of such construction shall not be material or interfere with the habitability or legal occupancy of the Mortgaged Property. Mortgage Loan amounts sufficient to effect any such completion are in escrow for release upon or in connection with such completion or a performance bond or completion bond is in place to provide funds for this purpose and such completion shall be accomplished within 120 days after weather conditions permit the commencement thereof;

               (xxvii) As of the Closing Date, each Mortgage Loan is a "qualified mortgage" as defined in Section
          860G(a)(3) of the Code;

               (xxviii) As of the Closing Date, the Company possesses the Document File with respect to each Mortgage Loan, and, other than with respect to Cooperative Loans, the related Mortgages and intervening assignment or assignments of Mortgages, if any, have been delivered to a title insurance company for recording;

               (xxix) As of the Cut-Off Date, none of the Mortgage Loans are Cooperative Loans. With respect to each Cooperative Loan:

                     (A) The Security Agreement creates a first
                lien in the stock ownership and leasehold rights associated with the related Cooperative Apartment;

                     (B) The lien created by the related Security
                Agreement is a valid, enforceable and subsisting first priority security interest in the related Cooperative Stock securing the related Mortgage Note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and
                (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the Cooperative Stock relating to such Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative which individually or in the aggregate do not have a material adverse effect on such Cooperative Loan), which have priority over the Trustee's security interest in such Cooperative Stock;

                     (C) The Cooperative Stock that is pledged as
                security for the Mortgage Loan is held by a person as a "tenant-stockholder" within the meaning of section 216 of the Code, the related Cooperative that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of section 216 of the Code, and such Cooperative is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property; and

                     (D) There is no prohibition against pledging
                the Cooperative Stock or assigning the Proprietary
                Lease; and

               (xxx) With respect to each Mortgage Loan identified on Exhibit C as having been originated or acquired under the Company's Enhanced Streamlined Refinance program, the value of the related Mortgaged Property, as of the date of such origination or acquisition under the Company's Enhanced Streamlined Refinance program, is no less than the value thereof established at the time the mortgage loan that is the subject of the refinancing was originated.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee. Upon discovery by either the Company or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Subject to the following sentence, within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, the Company shall cure such breach in all material respects or shall repurchase such Mortgage Loan from the Trustee or replace such Mortgage Loan pursuant to Section 2.03(b). Any such repurchase by the Company shall be accomplished in the manner set forth in Section 2.02, subject to the proviso of the third-to-last sentence thereof, and at the Purchase Price. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a breach occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders and such obligation of the Company to repurchase or replace any such Mortgage Loan shall not be assumed by any Person which may succeed the Company as servicer hereunder, but shall continue as an obligation of the Company. Notwithstanding the preceding sentence, if a breach of the representation and warranty of the Company contained in
Section 2.03(a)(ix) occurs as a result of a violation of the federal Truth in Lending Act, 15 U.S.C. ss. 1601 et seq., as amended ("TILA") or any state truth-in lending or similar statute, and the Trustee or the Trust Fund is named as a defendant in a TILA suit or a suit under any such statutes in respect of such violation and liability in respect thereof is imposed upon the Trustee or the Trust Fund as assignees of the related Mortgage Loan pursuant to Section 1641 of TILA, or any analogous provision of any such statute, the Company shall indemnify the Trustee and the Trust Fund from, and hold them harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) to which the Trustee and the Trust Fund, or either of them, become subject pursuant to TILA or any such statute, insofar as such losses, damages, claims or expenses (including reasonable attorneys' fees) result from such violation. The Company's obligations under the preceding sentence shall not impair or derogate from the Company's obligations to the Trustee under
Section 8.05.

      (b) If the Company is required to repurchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a), the Company may, at its option, within the applicable time period specified in such respective Sections, remove such Defective Mortgage Loan from the terms of this Agreement and substitute one or more other mortgage loans for such Defective Mortgage Loan, in lieu of repurchasing such Defective Mortgage Loan, provided that no such substitution shall occur more than two years after the Closing Date. Any substitute Mortgage Loan shall (a) have a Scheduled Principal Balance (together with that of any other Mortgage Loan substituted for the same Defective Mortgage Loan) as of the first Distribution Date following the month of substitution not in excess of the Scheduled Principal Balance of the Defective Mortgage Loan as of such date (the amount of any difference, plus one month's interest thereon at the respective Remittance Rate, to be deposited by the Company in the Certificate Account pursuant to Section 2.02), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Defective Mortgage Loan, (c) have the same Net Mortgage Rate as the Defective Mortgage Loan, (d) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the Defective Mortgage Loan, (e) be, in the reasonable determination of the Company, of the same type, quality and character as the Defective Mortgage Loan as if the defect or breach had not occurred, (f) have a ratio of its current principal amount to its Original Value not greater than that of the removed Mortgage Loan and (g) be, in the reasonable determination of the Company, in compliance with the representations and warranties contained in Section 2.03(a) as of the date of substitution.

     The Company shall amend the Mortgage Loan Schedule to reflect the withdrawal of any Defective Mortgage Loan and the substitution of a substitute Mortgage Loan therefor. Upon such amendment the Company shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties set forth in Section 2.03(a) as of the date of such substitution, which shall be continuing as long as any Certificate shall be outstanding or this Agreement has not been terminated, and the remedies for breach of any such representation or warranty shall be as set forth in Section 2.03(a). Upon such amendment, the Trustee shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan, within the time and in the manner and with the remedies specified in Section 2.02, except that for purposes of this Section 2.03(b) (other than the two-year period specified in the first sentence of the preceding paragraph of this Section 2.03(b)), such time shall be measured from the date of the applicable substitution.

     Section 2.04. Execution of Certificates. The Trustee has caused to be executed, countersigned and delivered to or upon the order of the Company, in exchange for the Mortgage Loans, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund.

     Section 2.05. Designations under the REMIC Provisions. (a)
The Company hereby designates the Classes of Certificates identified in Section 5.01(b), other than the Residual
Certificate, as "regular interests," and the Class R Certificate as the single class of "residual interest," in the REMIC established hereunder for purposes of the REMIC Provisions.

      (b) The Closing Date will be the "Startup Day" for the
REMIC established hereunder for purposes of the REMIC Provisions.

      (c) The "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions shall be (i) the Company, if the Company is the owner of a Class R Certificate, or (ii) in any other case, the beneficial owner of the Class R Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other holder of a Class R Certificate, by its acceptance thereof irrevocably appoints the Company as its agent and attorney-in-fact to act as "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions.

     (d) The "latest possible maturity date" of the regular interests in the REMIC established hereunder is the Latest
Possible Maturity Date for purposes of section 860G(a)(1) of the Code.

     (e) In the event that the Servicing Fee exceeds the amount reasonable for such services (within the meaning of Treasury Regulation 1.860D-1(b)(1)(ii)), the portion or portions of such fee that can be measured as a fixed number of basis points on some or all of the Mortgage Loans and can be treated as one or more stripped coupons within the meaning of Treasury Regulation 1.860D-1(b)(2)(iii) shall be treated as such stripped coupons and shall not be treated as a REMIC asset.

                           ARTICLE III

          ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

      Section 3.01. Company to Act as Servicer. (a) It is intended that the REMIC established hereunder shall constitute, and that the affairs of the REMIC shall be conducted so as to qualify the Trust Fund (other than any collateral fund established under the agreement referred to in Section 3.08(e)), as a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Company covenants and agrees that it shall act as agent (and the Company is hereby appointed to act as agent) on behalf of the Trust Fund and the Holders of the Residual Certificates and that in such capacity it shall:

               (i) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the REMIC established hereunder, using the calendar year as the taxable year and the accrual method of accounting, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

               (ii) within thirty days of the Closing Date, shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto (and the Company shall act as the representative of the REMIC established hereunder for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code;

               (iii) make or cause to be made an election, on behalf of the REMIC established hereunder, to be treated as a REMIC, and make the appropriate designations, if applicable, in accordance with Section
          2.05 hereof on the federal
          tax return of the Trust Fund for its first taxable year
          (and, if necessary, under applicable state law);

               (iv) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns or reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption Multiple;

               (v) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Disqualified Organization, or an agent (including a broker, nominee or other middleman) of a Disqualified Organization, or a pass-through entity in which a Disqualified
          Organization is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

               (vi) use its best reasonable efforts to conduct the affairs of the REMIC established hereunder at all times that any Certificates are outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions;

               (vii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC or that would subject the Trust Fund to tax;

               (viii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of section 860D(a)(2) of the Code other than the interests represented by the Classes of Certificates identified in Section 5.01(b);

               (ix) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of section 860F of the Code, unless the Company shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject the Trust Fund to tax, or (c) cause the REMIC established hereunder to fail to qualify as a REMIC;

               (x) exercise reasonable care not to allow the Trust Fund to receive income from the performance of services or from assets not permitted under the REMIC
          Provisions to be held by a REMIC;

               (xi) pay the amount of any federal or state tax, including prohibited transaction taxes, taxes on certain contributions to the REMIC after the Startup Day, and taxes on net income from foreclosure property, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

               (xii) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

               (xiii) maintain such records relating to the REMIC established hereunder, including but not limited to the income, expenses, individual Mortgage Loans (including Mortgaged Property), other assets and liabilities thereof, and the fair market value and adjusted basis of the property of each determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

     The Company shall be entitled to be reimbursed pursuant to
Section 3.04 for any federal income taxes paid by it pursuant to clause (xi) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, misfeasance or negligence of the Company in the performance of its obligations hereunder. With respect to any reimbursement of prohibited transaction taxes, the Company shall inform the Trustee of the circumstances under which such taxes were incurred.

      (b) The Company shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through one or more Primary Servicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, or file, as appropriate, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all continuation statements, termination statements, instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the properties subject to the Mortgages. Without limitation of the foregoing, if the Company in its individual capacity agrees to refinance any Mortgage Loan upon the request of the related Mortgagor, the Company, as servicer hereunder, may execute an instrument of assignment in customary form to the Company in its individual capacity. In connection with any such refinancing, the Trustee shall, upon certification of a Servicing Officer to the effect that an amount equal to the principal balance of the related Mortgage Loan together with accrued and unpaid interest thereon at the applicable Remittance Rate to the date of such certification has been credited to the Mortgage Loan Payment Record, release the related Mortgage File to the Company whereupon the Company may cancel the related Mortgage Note. Upon request by the Company after the execution and delivery of this Agreement, the Trustee shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties hereunder. Except as otherwise provided herein, the Company shall maintain servicing standards substantially equivalent to those required for approval by FNMA or FHLMC. The Company shall not agree to any modification of the material terms of any Mortgage Loan except as provided in the second sentence of
Section 3.02(a) and in Section 3.07. The Company shall not release any portion of any Mortgaged Property from the lien of the related Mortgage unless the related Mortgage Loan would be a "qualified mortgage" within the meaning of the REMIC Provisions following such release.

      (c)  [Intentionally Omitted.]

     (d) The relationship of the Company (and of any successor to the Company as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

      (e) All costs incurred by the Company in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit, and such costs shall be recoverable by the Company to the extent permitted by
Section 3.04. The Company shall collect such amounts from the Mortgagor and shall credit the Mortgage Loan Payment Record accordingly.

      (f) If the Company enters into a servicing agreement with any servicer (a "Primary Servicer") pursuant to which such Primary Servicer shall directly service certain Mortgage Loans and the Company shall perform master servicing with respect thereto, the Company shall not be released from its obligations to the Trustee and Certificateholders with respect to the servicing and administration of the Mortgage Loans in accordance with the provisions of Article III hereof and such obligations shall not be diminished by virtue of any such servicing agreement or arrangement and the Company shall be obligated to the same extent and under the same terms and conditions as if the Company alone were servicing and administering the Mortgage Loans. Any amounts received by a Primary Servicer in respect of a Mortgage Loan shall be deemed to have been received by the Company whether or not actually received by it. Any servicing agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Primary Servicer in its capacity as such shall be deemed to be between the Company and the Primary Servicer alone, and the Trustee and the Certificateholders shall have no claims, obligations, duties or liabilities with respect thereto. Notwithstanding the foregoing, in the event the Company has been removed as the servicer hereunder pursuant to Section
6.04 or Section 7.01, the Trustee or any successor servicer appointed pursuant to Section 7.02 shall succeed to all of the Company's rights and interests (but not to any obligations or liabilities of the Company arising prior to the date of succession) under any servicing agreement with any Primary Servicer in respect of the Mortgage Loans, subject to the limitation on the Trustee's responsibilities under Section 7.02.

     (g) In no event shall any collateral fund established under the agreement referred to in Section 3.08(e) constitute an asset of any REMIC established hereunder.

      Section 3.02. Collection of Certain Mortgage Loan Payments; Mortgage Loan Payment Record; Certificate Account. (a) The Company shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans in its servicing portfolio. Consistent with the foregoing, the Company may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) if a default on the Mortgage Loan has occurred or is reasonably foreseeable, arrange at any time prior to foreclosure with a Mortgagor a schedule for the payment of due and unpaid principal and interest for a period extending not longer than two years after the date that such schedule is arranged. Any arrangement of the sort described in clause (ii) above shall not affect the amount or timing of the Company's obligation to make Monthly Advances with respect to any Mortgage Loan which Monthly Advances shall be made pursuant to the original amortization schedule applicable to such Mortgage Loan.

     (b) The Company shall establish and maintain a Mortgage Loan Payment Record in which the following payments on and collections in respect of each Mortgage Loan shall as promptly as practicable be credited by the Company for the account of the Holders of the
Certificates:

               (i) All payments on account of principal, including Principal Prepayments (other than (A) payments of principal due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date, (B) in the case of a substitute Mortgage Loan, payments of principal due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and all Principal Prepayments received before the first day of the month of substitution, and (C) in the case of a replaced Mortgage Loan, payments of principal due and payable on such Mortgage Loan after the Determination Date in the month of substitution, and all Principal Prepayments received in the month of substitution);

               (ii) All payments (other than (A) those due and payable on or before the Cut-off Date, (B) in the case of a substitute Mortgage Loan, those due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and (C) in the case of a replaced Mortgage Loan, those due and payable on such Mortgage Loan after the Determination Date in the month of substitution) on account of interest at the applicable Remittance Rate on the Mortgage Loan received from the related Mortgagor, including any Buydown Funds applied with respect to interest at the applicable Remittance Rate on any Buydown Mortgage Loan;

               (iii) All Liquidation Proceeds received by the Company with respect to such Mortgage Loan and the Purchase Price for any Mortgage Loan purchased by the Company pursuant to Sections 2.02, 2.03 and 3.16 (including any amounts received in respect of a substitution of a Mortgage Loan);

               (iv) All Insurance Proceeds (including, for this purpose, any amounts required to be credited by the Company pursuant to the last sentence of Section 3.06) received by the Company for the benefit of the Trust Fund, other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released, or to be released, to the related Mortgagor in accordance with the normal servicing procedures of the Company;

               (v) All REO Proceeds;

               (vi) All Unanticipated Recoveries; and

               (vii) All amounts received by the Company with respect to any Pledged Asset Mortgage Loan pursuant to the liquidation of any Additional Collateral or pursuant to any recovery under the Surety Bond in accordance with Section 4.09.

     The foregoing requirements respecting credits to the Mortgage Loan Payment Record are exclusive, it being understood that, without limiting the generality of the foregoing, the Company need not enter in the Mortgage Loan Payment Record collections, Liquidation Proceeds or Insurance Proceeds in respect of Mortgage Loans which have been previously released from the terms of this Agreement, amounts representing fees or late charge penalties payable by Mortgagors, or amounts received by the Company for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

     (c) Subject to subsection (e) below, until the Business Day prior to each Distribution Date on which amounts are required to be transferred to the Certificate Account pursuant to subsection
(d) of this Section 3.02, the Company may retain and commingle such amounts with its own funds and shall be entitled to retain for its own account any gain or investment income thereon, and any such investment income shall not be subject to any claim of the Trustee or Certificateholders. To the extent that the Company realizes any net loss on any such investments, the Company shall deposit in the Certificate Account an amount equal to such net loss at the time the Company is required to deposit amounts in the Certificate Account pursuant to subsection (d) of this section 3.02. Any such deposit shall not increase the Company's obligation under said subsection (d).

      (d) The Trustee shall establish and maintain with the Trustee in its corporate trust department a single separate trust account designated in the name of the Trustee for the benefit of the Holders of the Certificates issued hereunder (the "Certificate Account") into which the Company shall transfer, not later than 11:00 a.m. New York time on the Business Day prior to each Distribution Date, an amount in next day funds equal to the sum of Available Funds for such Distribution Date and any Unanticipated Recoveries received in the calendar month preceding the month of such Distribution Date. If the Trustee does not receive such transfer by 2:00 p.m. on such Business Day, it shall give the Company written notice thereof.

      (e) If the Company or a Responsible Officer of the Trustee obtains actual notice of or knowledge of the occurrence of either
(x) any Trigger Event or (y) the downgrade by S&P of General Electric Capital Corporation's short-term senior unsecured debt rating below A-1+ then, notwithstanding subsection (c) above, the Company shall promptly establish, and thereafter maintain, one or more Eligible Accounts in the name of the Trustee and bearing a designation indicating that amounts therein are held for the benefit of the Trustee and the Certificateholders, into which the Company and any Primary Servicer shall deposit within two Business Days after receipt, all amounts otherwise required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b); provided, however, that such action shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates. All amounts so deposited shall be held in trust for the benefit of Certificateholders. Amounts so deposited may be invested at the written instruction of the Company in Permitted Investments in the name of the Trustee maturing no later than the Business Day preceding the Distribution Date following the date of such investment; provided, however, that any such Permitted Investment which is an obligation of State Street Bank and Trust Company, in its individual capacity and not in its capacity as Trustee, may mature on such Distribution Date; and, provided further, that no such Permitted Investment shall be sold before the maturity thereof if the sale thereof would result in the realization of gain prior to maturity unless the Company has obtained an Opinion of Counsel that such sale or disposition will not cause the Trust Fund to be subject to the tax on prohibited transactions under section 860F of the Code, or otherwise subject the Trust Fund to tax or cause the REMIC established hereunder to fail to qualify as a REMIC. The Trustee shall maintain physical possession of all Permitted Investments, other than Permitted Investments maintained in book-entry form. The Company, as servicer, shall be entitled to retain for its own account any gain or other income from Permitted Investments, and neither the Trustee nor Certificateholders shall have any right or claim with respect to such income. The Company shall deposit an amount equal to any loss realized on any Permitted Investment as soon as any such loss is realized. If the provisions in this subsection (e) become operable, references in this Agreement to the Mortgage Loan Payment Record and credits and debits to such Record shall be deemed to refer to Eligible Accounts and transfers to and withdrawals from such Eligible Accounts. Any action which may be necessary to establish the terms of an account pursuant to this
Section 3.02(e) may be taken by an amendment or supplement to this Agreement or pursuant to a written order of the Company, which amendment, supplement or order shall not require the consent of Certificateholders, provided that the Company has delivered to the Trustee a letter from each Rating Agency to the effect that such amendment, supplement or order will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates.

      Section 3.03. Collection of Taxes, Assessments and Other Items. Other than with respect to any Cooperative Loan, the Company shall establish and maintain with one or more depository institutions one or more accounts into which it shall deposit all collections of taxes, assessments, private mortgage or hazard insurance premiums or comparable items for the account of the Mortgagors. As servicer, the Company shall effect the timely payment of all such items for the account of Mortgagors. Withdrawals from such account or accounts may be made only to effect payment of taxes, assessments, private mortgage or standard hazard insurance premiums or comparable items, to reimburse the Company out of related collections for any payments made regarding taxes and assessments or for any payments made pursuant to Section 3.05 regarding premiums on Primary Insurance Policies and Section 3.06 regarding premiums on standard hazard insurance policies, to refund to any Mortgagors any sums determined to be overages, or to pay interest owed to Mortgagors to the extent required by law.

     Section 3.04. Permitted Debits to the Mortgage Loan Payment
Record. The Company (or any successor servicer pursuant to Section 7.02) may, from time to time, make debits to the Mortgage
Loan Payment Record for the following purposes:

               (i) To reimburse the Company or the applicable Primary Servicer for Liquidation Expenses theretofore incurred in respect of any Mortgage Loan in an amount not to exceed the amount of the related Liquidation Proceeds credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b)(iii); provided that the Company or the applicable Primary Servicer shall not be entitled to reimbursement for Liquidation Expenses incurred after the initiation of foreclosure proceedings in respect of any Defaulted Mortgage Loan that is repurchased pursuant to Section 3.16;

               (ii) To reimburse the Company or the applicable Primary Servicer for Insured Expenses and amounts expended by it pursuant to Section 3.08 in good faith in connection with the restoration of property damaged by an Uninsured Cause, in an amount not to exceed the amount of the related Insurance Proceeds and Liquidation Proceeds (net of any debits pursuant to clause (i) above) and amounts representing proceeds of other insurance policies covering the property subject to the related Mortgage credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b) (iii) and
          (iv);

               (iii) To reimburse the Company to the extent permitted by Sections 3.01(a) and 6.04;

               (iv) To pay to the Company amounts received in respect of any Defective Mortgage Loan or Defaulted Mortgage Loan purchased by the Company to the extent that the distribution of any such amounts on the Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Distribution Date greater than the Purchase Price therefor, net of any unreimbursed Monthly Advances made by the Company;

               (v) To reimburse the Company (or the Trustee, as applicable) for Monthly Advances theretofore made in respect of any Mortgage Loan to the extent of late payments, REO Proceeds, Insurance Proceeds and Liquidation Proceeds in respect of such Mortgage Loan;

               (vi) To reimburse the Company from any Mortgagor payment of interest or other recovery with respect to a particular Mortgage Loan, to the extent not previously retained by the Company, for unpaid Servicing Fees with respect to such Mortgage Loan, subject to Section 3.08(d);

               (vii) To reimburse the Company (or the Trustee, as applicable) for any Nonrecoverable Advance (which right of reimbursement of the Trustee pursuant to this clause shall be prior to such right of the Company);

               (viii) To make transfers of funds to the Certificate Account pursuant to Section 3.02(d);

               (ix) To pay to the Company amounts received in respect of any Mortgage Loan purchased by the Company pursuant to Section 9.01 to the extent that the distribution of any such amounts on the final Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Distribution Date greater than the purchase price therefor specified in clause (x) of the first sentence of Section 9.01; and

               (x) To deduct any amount credited to the Mortgage
          Loan Payment Record in error.

     The Company shall keep and maintain separate accounting records, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for debits to the Mortgage Loan Payment Record pursuant to clauses (i), (ii), (iv), (v) and (vi) of this
Section 3.04; provided, however, that it is understood and agreed that the records of such accounting need not be retained by the Company for a period longer than the five most recent fiscal years.

      Section 3.05. Maintenance of the Primary Insurance Policies. (a) The Company shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Company, would have been covered thereunder. To the extent coverage is available, the Company shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Note is 80% or less of the greater of (i) the related Original Value and (ii) the then current value of the property underlying the related Mortgage Note as evidenced by an appraisal thereof satisfactory to the Company; provided that no such Primary Insurance Policy need be kept in effect if doing so would violate applicable law. The Company shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Mortgage Loan that is in effect at the Closing Date and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having ratings equal to or better than the ratings then assigned to the Certificates by such Rating Agency. The Company agrees to effect the timely payment of the premium on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Company from related Insurance Proceeds and Liquidation Proceeds pursuant to
Section 3.04.

      (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Company agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under each Primary Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a related defaulted Mortgage Loan. To the extent provided in
Section 3.02(b), any amounts collected by the Company under any Primary Insurance Policy in respect of the Mortgage Loans (including, without limitation, a Mortgage Loan purchased by a related insurer) shall be credited to the Mortgage Loan Payment Record.

      Section 3.06. Maintenance of Hazard Insurance. The Company shall cause to be maintained for each Mortgage Loan, other than a Cooperative Loan, hazard insurance with a standard mortgagee clause and with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements securing such Mortgage Loan from time to time or the principal balance owing on such Mortgage Loan from time to time, whichever is less. The Company shall also maintain on property (other than Cooperative Apartments) acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the unpaid principal balance of such Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Company of related Liquidation Expenses to be incurred in connection therewith. To the extent provided in Section 3.02(b)(iv), amounts collected by the Company under any such policies in respect of the Mortgage Loans shall be credited to the Mortgage Loan Payment Record. Such costs shall be recoverable by the Company pursuant to Sections 3.03 and 3.04. In cases in which property securing any Mortgage Loan other than a Cooperative Loan is located in a federally designated flood area, the hazard insurance to be maintained for such Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of FNMA. The Company shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Company shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans (whether or not including Cooperative Loans), it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.06, and there shall have been a loss which would have been covered by such policy, credit to the Mortgage Loan Payment Record the amount not otherwise payable under the blanket policy because of such deductible clause.

      Section 3.07. Assumption and Modification Agreements. (a) In any case in which property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the Company shall exercise its right to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto, unless in the reasonable discretion of the Company, such exercise would adversely affect or jeopardize coverage under the related Primary Insurance Policy, if any; provided, however, that if the Company is prevented, as provided in Section 3.07(b), from enforcing any such clause, the Company is authorized to make or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon. In connection with any such assumption and modification agreement, the Company shall apply its then current underwriting standards to such Person. The Company shall not make or enter into any such assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation of the continued effectiveness of any applicable Primary Insurance Policy and hazard insurance policy. The Company shall notify the Trustee that any assumption and modification agreement has been completed by forwarding to the Trustee the original copy thereof, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the Mortgage Rate, mortgage term and any other material term of such Mortgage Loan shall not be changed. Any fee collected by the Company for entering into any such agreement will be retained by the Company as additional servicing compensation.

     (b) Notwithstanding Section 3.07(a) or any other provision of this Agreement, the Company shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan, or transfer of the property subject to a Mortgage without the assumption thereof, by operation of law or any assumption or transfer which the Company reasonably believes it may be restricted by law from preventing, for any reason whatsoever.

      Section 3.08. Realization Upon Defaulted Mortgage Loans.
(a) The Company shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. In connection with such foreclosure or other conversion the Company shall, consistent with Section 3.05, follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. The foregoing is subject to the proviso that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds or Insurance Proceeds. Notwithstanding the foregoing, the Company shall not be entitled to recover legal expenses incurred in connection with foreclosure proceedings where the Mortgage Loan is reinstated and such foreclosure proceedings are terminated prior to completion, other than sums received from the Mortgagor for such expenses.

     Notwithstanding anything to the contrary contained herein, the Company shall be under no obligation to foreclose upon or otherwise convert the ownership of any Mortgaged Property which it believes may be contaminated with or affected by hazardous or toxic wastes, materials or substances. The Company may, but shall not be obligated to, make such determination on the basis of a Phase I environmental assessment with respect to the related Mortgaged Property. Neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that such contamination or effect exists, the Company does not foreclose upon or otherwise convert the ownership of a Mortgaged Property. In addition, neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that no such contamination or effect exists, the Company forecloses upon a Mortgaged Property and the Trustee or its nominee on behalf of the Trust Fund takes title to such Mortgaged Property, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

      (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of the Trust Fund. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of Section 9.01) be considered to be an Outstanding Mortgage Loan until such time as the Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Mortgage

Loan. Consistent with the foregoing, for purposes of all calculations hereunder so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan, it shall be assumed that the related Mortgage Note and its amortization schedule in effect on and after such acquisition of title (after giving effect to any previous Principal Prepayments and Deficient Valuations incurred subsequent to the related Bankruptcy Coverage Termination Date and before any adjustment thereto by reason of any bankruptcy (other than as aforesaid) or any similar proceeding or any moratorium or similar waiver or grace period) remain in effect (notwithstanding that the indebtedness evidenced by such Mortgage Note shall have been discharged), subject to adjustment to reflect the application of REO Proceeds received in any month. REO Proceeds received in any month shall be applied to the payment of the installments of principal due and interest accrued on the related REO Mortgage Loan in accordance with the terms of such Mortgage Note. REO Proceeds received in any month in excess of the Amortization Payment for such month due on an REO Mortgage Loan shall be treated as a Principal Prepayment received in respect of such Mortgage Loan.

      (c) In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such Mortgaged Property prior to the close of the third calendar year after the year of its acquisition by the Trust Fund unless (a) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such period (and specifying the period beyond such period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code, or cause the REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (b) the Trustee (at the Company's expense) or the Company shall have applied for, not later than 61 days prior to the expiration of such period, an extension of such period in the manner contemplated by section 856(e)(3) of the Code, in which case such period shall be extended by the time period permitted by section 856(e)(3) of the Code. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of section 860G(a)(8) of the Code,
(ii) subject the Trust Fund to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust Fund of any income from non-permitted assets as described in section 860F(a)(2)(B) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

      (d) Any collection of Insurance Proceeds or Liquidation Proceeds will be applied in the following order of priority: first, to reimburse the Company for any related unreimbursed Liquidation Expenses and to reimburse the Company or the Trustee, as applicable, for any related unreimbursed Monthly Advances; second, to accrued and unpaid interest on the Mortgage Loan at the Mortgage Rate from the date to which interest was last paid or advanced to the Due Date prior to the Distribution Date on which such amounts are to be distributed; and third, as a recovery of principal of the Mortgage Loan. If the amount so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated among the Base Servicing Fee at the Base Servicing Fee Rate, the Supplemental Servicing Fee at the Supplemental Servicing Fee Rate and interest at the Remittance Rate in proportion to the amount of such accrued interest which would have been allocated to each such category in the absence of any shortfall. The resulting Interest Loss shall be allocated among each such category in the same proportion as described in the preceding sentence. The portion so allocated to interest at the Remittance Rate shall be allocated to the Certificates for purposes of making the allocation specified in the definition of Certificate Interest Loss.

      (e) Notwithstanding anything to the contrary contained herein, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with any Person that is the Holder of 100% of the Class B5 Certificates (provided that such form may be revised to delete the option on the part of such Person to purchase a defaulted Mortgage Loan as set forth in Section 2.02(f) thereof). Prior to entering into any such agreement with any Person, the Company shall obtain a certification from such Person to the effect that (i) such Person is not an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee and (ii) such Person will not purchase any Certificates if such purchase would cause such Person to hold more than a ten percent interest in the Mortgage Pool. It is understood that the right of the Company to be reimbursed for Monthly Advances and Nonrecoverable Advances under this Agreement shall not be affected in any way by the provisions of any such agreement. The Trustee hereby agrees to perform such obligations as may be expressly required of it pursuant to the provisions of such agreement and to promptly notify each party to such agreement if a Responsible Officer of the Trustee (with direct responsibility for administration of this Agreement) becomes aware of any discussions, plans or events that might lead to the Trustee's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of any Person with which the Company has entered into such agreement, provided that the contents of any such notification shall be kept confidential by the parties to such agreement. The Company agrees to promptly notify the Trustee upon entering into any such agreement. In addition, the Company shall provide the Trustee with such information as may be necessary for the Trustee to perform its obligations thereunder, including written instructions, clearly identifying the source, amount and application of funds to be deposited or withdrawn from the Collateral Fund (as defined in such agreement). The Trustee shall provide the Company with such information concerning credits and debits to the Collateral Fund on account of income, gains and losses realized from Collateral Fund Permitted Investments (as defined in such agreement), and costs associated with the purchase and sale thereof, as the Company may request in order to prepare the instructions described in the preceding sentence.

     In addition, subject to the provisions of the preceding paragraph, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with the Person that is the Holder of 100% of the Class B4 Certificates, provided that (i) such Person is also the Holder of 100% of the Class B5 Certificates, (ii) such Person shall have no rights under such agreement until the date on which the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero, and (iii) any rights of such Person under such agreement shall terminate in the event that such Person transfers, directly or indirectly, the Class B4 Certificates to any other Person.

      Section 3.09. Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, the Company will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02 have been so credited) of a Servicing Officer and shall request delivery to it of the Mortgage File. If a Buydown Mortgage Loan is the subject of a Principal Prepayment in full during the related Buydown Period, the related Buydown Funds will be applied or returned to the Person entitled thereto in accordance with the terms of such Buydown Mortgage Loan. Upon receipt of such certification and request in form satisfactory to the Trustee, the Trustee shall promptly, but in any event within five Business Days, release the related Mortgage File to the Company; provided, that the Trustee shall not be responsible for any delay in the release of a Mortgage File resulting from acts beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, governmental regulations imposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters. Upon any such payment in full, the Company is authorized to execute, pursuant to the authorization contained in Section 3.01, an instrument of satisfaction regarding such Mortgage, which instrument of satisfaction shall be recorded by the Company if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from amounts at the time credited to the Mortgage Loan Payment Record. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan (including, without limitation, collection under any Primary Insurance Policy), the Trustee shall, upon request of the Company and delivery to the Trustee of a receipt signed by a Servicing Officer, release the related Mortgage File to the Company and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such receipt shall obligate the Company to return the Mortgage File to the Trustee when the need therefor by the Company no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the receipt shall be released by the Trustee to the Company.

      Section 3.10. Servicing Compensation; Payment of Certain Expenses by the Company. (a) As compensation for its activities and obligations hereunder, the Company shall be entitled to withhold and pay to itself out of each payment received by it on account of interest on each Mortgage Loan (including the portion of any Buydown Funds applied to the related Buydown Mortgage Loan for the applicable period) an amount equal to the Servicing Fee. The aggregate of the Servicing Fees payable to the Company on any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date. Additional servicing compensation in the form of Prepayment Interest Excess, assumption fees, modification fees, late payment charges, interest income or gain with respect to amounts deposited in the Certificate Account and invested by the Company or otherwise shall be retained by the Company, subject to Section 3.10(b), if applicable. The Company shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of Trustee fees and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as provided in Sections 3.01, 3.03,
3.04 and 3.08.

      (b) The Company may, as a condition to granting any request by a Mortgagor for any consent, modification, waiver or amendment or any other matter or thing, the granting of which is in the Company's discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by other sections of this Agreement, require (to the extent permitted by applicable law) that such Mortgagor pay to it a reasonable or customary fee in accordance with the schedule set forth as Exhibit H (which may be amended from time to time by provision of a revised schedule of such fees to the Trustee, whereupon such revised schedule shall be deemed to be Exhibit H hereunder) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it. Such fees shall be additional servicing compensation to the Company.

     Section 3.11. Reports to the Trustee; Certificate Account Statements. Not later than 15 days after each Distribution Date, the Company shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Mortgage Loan Payment Record as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of credits to the Mortgage Loan Payment Record for each category of credit specified in Section 3.02 and each category of debit specified in Section 3.04.

      Section 3.12. Annual Statement as to Compliance. The Company will deliver to the Trustee, on or before March 31 of each year, beginning with March 31, 2000, an Officer's Certificate stating that (a) a review of the activities of the Company during the preceding calendar year and of its performance under this Agreement has been made under such Officer's supervision and (b) to the best of such Officer's knowledge, based on such review, the Company has fulfilled all its material obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Officer and the nature and status thereof.

     Section 3.13. Annual Independent Public Accountants'
Servicing Report. On or before March 31 of each year, beginning with March 31, 2000, the Company shall:

      (a) furnish to a firm of independent public accountants (which may also render other services to the Company) a statement substantially to the effect that the Company has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers (the "Minimum Servicing Standards") with respect to the mortgage loans in the Company's servicing portfolio (which may exclude home equity loans) or, if there has been material noncompliance with such servicing standards, containing a description of such noncompliance; and

      (b) at its expense cause such firm of independent public accountants to furnish a report to the Trustee stating its opinion as to the Company's assertion contained in the statement delivered pursuant to Section 3.13(a), which opinion shall be based on an examination conducted by such firm in accordance with the standards established by the American Institute of Certified Public Accountants, including examining, on a test basis, evidence about the Company's compliance with the Minimum Servicing Standards. Such opinion shall be to the effect that the Company has complied in all material respects with the Minimum Servicing Standards with respect to the mortgage loan portfolio described in the Company's statement delivered pursuant to
Section 3.13(a) hereof or if there has been material noncompliance with the Minimum

Servicing Standards, shall contain a description of such noncompliance in accordance with applicable accounting standards.
In rendering such report, such firm may rely, as to matters relating to direct servicing of Mortgage Loans by any primary servicer, upon comparable reports of independent public accountants with respect to such primary servicer.

      Section 3.14. Access to Certain Documentation and Information Regarding the Mortgage Loans. To the extent permitted by applicable law, the Company shall provide to the Trustee, Certificateholders which are regulated insurance entities and the applicable insurance regulatory agencies thereof, Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision or of such insurance regulatory agencies, as the case may be, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Company. Nothing in this Section 3.14 shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Company to provide access as provided in this
Section 3.14 as a result of such obligation shall not constitute a breach of this Section 3.14.

     Section 3.15. Maintenance of Certain Servicing Policies. The Company shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA for persons performing servicing for mortgage loans purchased by such association.

     Section 3.16. Optional Purchase of Defaulted Mortgage Loans. The Company shall have the right, but not the obligation, to purchase any Defaulted Mortgage Loan for a price equal to the Purchase Price therefor. Any such purchase shall be accomplished as provided in Section 4.04(a) hereof.

                           ARTICLE IV

                     PAYMENTS AND STATEMENTS

     Section 4.01. Distributions. (a) On each Distribution Date, the Trustee shall withdraw the Available Funds from the Certificate Account and shall make distributions to Holders of the Certificates as of the preceding Record Date in the following order of priority, to the extent of the remaining Available
Funds:

               (i) to each Class of Senior Certificates (other than any Class of Principal Only Certificates), the Accrued Certificate Interest thereon for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in proportion to the amount of Accrued Certificate Interest that would otherwise be distributable thereto;

               (ii) to each Class of Senior Certificates (other than any Class of Principal Only Certificates), any related Unpaid Class Interest Shortfall for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in proportion to the Unpaid Class Interest Shortfall for each such Class on such Distribution Date;

               (iii) to the Classes of Senior Certificates in reduction of the Class Certificate Principal Balances thereof, as set forth in Exhibit O hereto; provided, however, that defined terms used in Exhibit O shall have the meanings assigned thereto in Article I hereof;

               (iv) to the Class PO Certificates, any Class PO Deferred Amount for such Distribution Date, up to an amount not to exceed the Junior Optimal Principal Amount for such Distribution Date, until the Class Certificate Principal Balance of such Class has been reduced to zero; provided, that any such amounts distributed to the Class PO Certificates pursuant to this clause (iv) shall not reduce the Class Certificate Principal Balance thereof;

               (v) to the Class M Certificates, the Accrued
          Certificate Interest thereon for such Distribution
          Date;

               (vi) to the Class M Certificates, any Unpaid Class
          Interest Shortfall therefor on such Distribution Date;

               (vii) to the Class M Certificates, in reduction of the Class Certificate Principal Balance thereof, such
          Class's Allocable Share of the Junior Optimal Principal
          Amount on such Distribution Date;

               (viii) to the Class B1 Certificates, the Accrued
          Certificate Interest thereon for such Distribution
          Date;

               (ix) to the Class B1 Certificates, any Unpaid
          Class Interest Shortfall therefor on such Distribution
          Date;

               (x) to the Class B1 Certificates, in reduction of the Class Certificate Principal Balance thereof, such
          Class's Allocable Share of the Junior Optimal Principal
          Amount on such Distribution Date;

               (xi) to the Class B2 Certificates, the Accrued
          Certificate Interest thereon for such Distribution
          Date;

               (xii) to the Class B2 Certificates, any Unpaid
          Class Interest Shortfall therefor on such Distribution
          Date;

               (xiii) to the Class B2 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal
          Principal Amount on such Distribution Date;

               (xiv) to the Class B3 Certificates, the Accrued
          Certificate Interest thereon for such Distribution
          Date;

               (xv) to the Class B3 Certificates, any Unpaid
          Class Interest Shortfall therefor on such Distribution
          Date;

               (xvi) to the Class B3 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal
          Principal Amount on such Distribution Date;

               (xvii) to the Class B4 Certificates, the Accrued
          Certificate Interest thereon for such Distribution
          Date;

               (xviii) to the Class B4 Certificates, any Unpaid
          Class Interest Shortfall therefor on such Distribution
          Date;

               (xix) to the Class B4 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal
          Principal Amount on such Distribution Date;

               (xx) to the Class B5 Certificates, the Accrued
          Certificate Interest thereon for such Distribution
          Date;

               (xxi) to the Class B5 Certificates, any Unpaid
          Class Interest Shortfall therefor on such Distribution
          Date; and

               (xxii) to the Class B5 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal
          Principal Amount on such Distribution Date.

Notwithstanding the foregoing, amounts otherwise distributable pursuant to clauses (vii), (x), (xiii), (xvi), (xix) and (xxii) on any Distribution Date shall be reduced, in inverse order of priority, by any amount distributed pursuant to clause (iv) on such date, such that such amount distributed pursuant to clause
(iv) on such date shall be applied first to reduce the amount distributable pursuant to clause (xxii), and then, to the extent of any excess, applied second, to reduce the amount distributable pursuant to clause (xix), third, to reduce the amount distributable pursuant to clause (xvi), fourth, to reduce the amount distributable pursuant to clause (xiii), fifth, to reduce the amount distributable pursuant to clause (x) and sixth, to reduce the amount distributable pursuant to clause (vii).

      (b) On each Distribution Date, the Trustee shall distribute to the holder of the Class R Certificate any remaining Available Funds for such Distribution Date after application of all amounts described in clause (a) of this Section 4.01, together with any Unanticipated Recoveries received by the Company in the calendar month preceding the month of such Distribution Date and not distributed on such Distribution Date to the holders of outstanding Certificates of any other Class pursuant to Section 4.01(f). Any distributions pursuant to this clause (b) shall not reduce the Class Certificate Principal Balance of the Class R Certificate.

      (c) If on any Distribution Date the Class Certificate Principal Balances of the Junior Certificates have each been reduced to zero, the amount distributable to the Senior Certificates other than the Class PO Certificates pursuant to
Section 4.01(a)(iii) for such Distribution Date and each succeeding Distribution Date shall be allocated among such Classes of Senior Certificates, pro rata, on the basis of their respective Class Certificate Principal Balances immediately prior to such Distribution Date, regardless of the priorities and amounts set forth in Section 4.01(a)(iii).

      (d) If on any Distribution Date (i) the Class Certificate Principal Balance of the Class M Certificates or any Class of Class B Certificates for which the related Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero and (ii) amounts distributable pursuant to clauses (ii), (iv) and (v) of the Junior Optimal Principal Amount remain undistributed on such Distribution Date after all amounts otherwise distributable on such date pursuant to clauses (iv) through (xxii) of Section 4.01(a) have been distributed, such amounts shall be distributed on such Distribution Date to the remaining Classes of Junior Certificates in order of priority, such that no such distribution shall be made to any Class of Junior Certificates while a prior such Class is outstanding.

      (e)  [Reserved]

      (f) In the event that in any calendar month the Company recovers an amount (an "Unanticipated Recovery") in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Class of Certificates pursuant to
Section 4.03, on the Distribution Date in the next succeeding calendar month the Trustee shall withdraw from the Certificate Account and distribute to the holders of each outstanding Class to which such Realized Loss had previously been allocated its share (determined as described in the succeeding paragraph) of such Unanticipated Recovery in an amount not to exceed the amount of such Realized Loss previously allocated to such Class. When the Class Certificate Principal Balance of a Class of Certificates has been reduced to zero, the holders of such Class shall not be entitled to any share of an Unanticipated Recovery, and such Unanticipated Recovery shall be allocated among all outstanding Classes of Certificates entitled thereto in accordance with the preceding sentence, subject to the remainder of this subsection (f). In the event that (i) any Unanticipated Recovery remains undistributed in accordance with the preceding sentence or (ii) the amount of an Unanticipated Recovery exceeds the amount of the Realized Loss previously allocated to any outstanding Classes with respect to the related Mortgage Loan, on the applicable Distribution Date the Trustee shall distribute to the holders of all outstanding Classes of the related Certificates to which Realized Losses had previously been allocated and not reimbursed their pro rata share (determined as described below) of such excess in an amount not to exceed the aggregate amount of any Realized Loss previously allocated to such Class with respect to any other Mortgage Loan that has not been recovered in accordance with Section 4.01(f). Any distributions made pursuant to this Section 4.01(f) shall not reduce the Class Certificate Principal Balance of the related Certificate.

     For purposes of the preceding paragraph, the share of an Unanticipated Recovery allocable to any Class of Certificates with respect to a Mortgage Loan shall be (i) with respect to the Class PO Certificates, based on the applicable PO Percentage of the principal portion of the Realized Loss previously allocated thereto with respect to such Mortgage Loan (or all Mortgage

Loans for purposes of the next to last sentence of the preceding paragraph), and (ii) with respect to any other Class of Certificates, based on its pro rata share (in proportion to the Class Certificate Principal Balances thereof with respect to such Distribution Date) of the applicable Non-PO Percentage of the principal portion of any such Realized Loss previously allocated with respect to such Mortgage Loan (or Loans); provided, however, that (i) the share of an Unanticipated Recovery allocable to a Class PO Certificate with respect to any Mortgage Loan (or Loans) shall be reduced by the aggregate amount previously distributed to such Class on account of the applicable Class PO Deferred Amount in respect of such Mortgage Loan (or Loans) and (ii) the amount by which the distributions to the Class PO Certificates have been so reduced shall be distributed to the Classes of Certificates described in clause (ii) of the preceding paragraph in the same proportion as described in such clause (ii). For purposes of the preceding sentence, any Class PO Deferred Amount distributed to a Class PO Certificate on previous Distribution Dates shall be deemed to have been allocated in respect of the Mortgage Loans as to which the applicable PO Percentage of the principal portion of Realized Losses has previously been allocated to such Class on a pro rata basis (based on the amount of Realized Losses so allocated).

      Section 4.02. Method of Distribution. (a) All distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the outstanding Certificates of such Class, based on the Percentage Interest in such Class represented by each Certificate. Payments to the Certificateholders on each Distribution Date will be made by the Trustee to the Certificateholders of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution) by check or money order mailed to a Certificateholder at the address appearing in the Certificate Register, or upon written request by such Certificateholder to the Trustee made not later than the applicable Record Date, by wire transfer to a U.S. depository institution acceptable to the Trustee, or by such other means of payment as such Certificateholder and the Trustee shall agree.

     (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each Financial Intermediary shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the applicable Certificates. Neither the Trustee nor the Company shall have any responsibility therefor except as otherwise provided by applicable law.

      (c) The Trustee shall withhold or cause to be withheld such amounts as it reasonably determines are required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders or Certificate Owners and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders or Certificate Owners with respect thereto) from distributions to be made to Non-U.S. Persons. If the Trustee reasonably determines that a more accurate determination of the amount required to be withheld for a distribution can be made within a reasonable period after the scheduled date for such distribution, it may hold such distribution in trust for a holder of a Residual Certificate until such determination can be made. For the purposes of this paragraph, a "Non-U.S. Person" is (i) an individual other than a citizen or resident of the United States, (ii) a partnership, corporation or entity treated as a partnership or corporation for U.S. federal income tax purposes not formed under the laws of the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), (iii) any estate, the income of which is not subject to U.S. federal income taxation, regardless of source, and (iv) any trust, other than a trust that a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust.

     Section 4.03. Allocation of Losses. (a) On or prior to each
Determination Date, the Company shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

      (b) With respect to any Distribution Date, the principal portion of each Realized Loss (other than any Excess Loss) shall be allocated as follows:

               (i) the applicable PO Percentage of the principal portion of any such Realized Loss shall be allocated to the Class PO Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and

               (ii) the applicable Non-PO Percentage of the principal portion of any such Realized Loss shall be allocated in the following order of priority:

               first, to the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               second, to the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               third, to the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               fourth, to the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               fifth, to the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               sixth, to the Class M Certificates until the Class
          Certificate Principal Balance thereof has been reduced to zero; and

               seventh, to the Classes of Senior Certificates other than the Class PO Certificates, pro rata, in accordance with their Class Certificate Principal Balances; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable

          Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto); and provided, further, that all such losses, other than Special Event Losses, that would otherwise be allocable to the Class A1 Certificates shall be allocable, first, to the Class A2 Certificates, until the Class Certificate Balance thereof has been reduced to zero, and second, to the Class A1 Certificates.

      (c) With respect to any Distribution Date, the principal portion of any Excess Loss (other than Excess Bankruptcy Losses attributable to Debt Service Reductions) shall be allocated as follows: (1) the PO Percentage of any such loss shall be allocated to the Class PO Certificates, and (2) the Non-PO Percentage of any such loss shall be allocated to each Class of Certificates other than the Class PO Certificates, pro rata, based on the respective Class Certificate Principal Balances thereof; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

      (d) Any Realized Losses allocated to a Class of Certificates pursuant to Section 4.03(b) or (c) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balances. In addition, any Realized Losses allocated to any Class of Component Certificates on a Distribution Date shall be allocated in reduction of the Component Principal Balances of the related Components (other than any Notional Component) in proportion to their respective Component Principal Balances immediately prior to such Distribution Date. Any allocation of Realized Losses pursuant to this paragraph (d) shall be accomplished by reducing the Certificate Principal Balance (or, in the case of any Component, the Component Principal Balance) of the related Certificates (or Components) on the related Distribution Date in accordance with
Section 4.03(e).

      (e) Realized Losses allocated in accordance with this
Section 4.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date, except that the aggregate amount of Realized Losses to be allocated to the Class PO Certificates on such Distribution Date will be taken into account in determining distributions in respect of any Class PO Deferred Amount for such date.

     (f) On each Distribution Date, the Company shall determine the Subordinate Certificate Writedown Amount, if any. Any such Subordinate Certificate Writedown Amount shall effect a corresponding reduction in the Certificate Principal Balance of the Subordinate Certificates, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

      (g) Notwithstanding the foregoing, no such allocation of any Realized Loss shall be made on a Distribution Date to a Class of Certificates to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balances of all the Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the month of such Distribution Date, less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date (such limitation, the "Loss Allocation Limitation").

      Section 4.04. Monthly Advances; Purchases of Defaulted Mortgage Loans. (a) The Company shall be required to make Monthly Advances in the manner and to the extent provided herein. Prior to the close of business on each Determination Date, the Company shall determine (i) the amount of the Monthly Advance which it is required to make on the related Distribution Date and (ii) whether it has elected to purchase any Defaulted Mortgage Loan or Loans on such Distribution Date. If the Company so elects to purchase any Defaulted Mortgage Loans (or is required to purchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a)), no Monthly Advance shall be required with respect thereto for the month in which such purchase occurs. The Company shall include information as to each of such determinations in the Servicer's Certificate furnished by it to the Trustee in accordance with
Section 4.06 and shall be obligated to transfer to the Certificate Account pursuant to Section 3.02(d) on or before 11:00 a.m. New York time on the Business Day next preceding the following Distribution Date in next-day funds the respective amounts applicable to such determinations appearing in such Servicer's Certificate. Upon receipt by the Trustee of written notification signed by a Servicing Officer of any such deposit relating to the purchase by the Company of such a Mortgage Loan, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto.

      (b) In the event that the Company transfers or expects to transfer less than the Available Funds required to be deposited by it pursuant to Section 3.02(d), the Company shall so notify the Trustee no later than 9:00 a.m. on the Business Day preceding the related Distribution Date, and the amount so transferred, if any, shall be deemed to have been transferred first pursuant to clause (i) of the definition of Available Funds, second pursuant to clause (iii) of the definition of Available Funds, and third pursuant to clause (ii) of the definition of Available Funds. Such notice shall specify each Mortgage Loan delinquent as of the preceding Determination Date. In such event, the Trustee shall make any Monthly Advance required to be made hereunder, in the manner and to the extent required; provided, the Trustee shall not be so obligated if prohibited by applicable law.

     (c) In the event that the Company is succeeded hereunder as servicer, the obligation to make Monthly Advances in the manner and to the extent required by Section 4.04(a) shall be assumed by the successor servicer (subject to Section 7.02).

     Section 4.05. Statements to Certificateholders. Each month, at least two Business Days prior to each Distribution Date, the Company shall deliver to the Trustee for mailing to each Certificateholder, and the Trustee shall mail to each Certificateholder on such Distribution Date, a statement (each, a "Distribution Date Statement") substantially in the form of Exhibit J hereto, setting forth:

               (i) The amount of such distribution to the Certificateholders of each Class (and in respect of any Component), other than any Notional Certificates (and any Notional Component), allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein (including, for this purpose, the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which purchases or substitutions are being distributed on such Distribution Date);

               (ii) The amount of such distribution to the Certificateholders of each Class (other than any Class of Principal Only Certificates) allocable to interest, including any Accrual Amount added to the Class Certificate Principal Balance or Component Principal Balance of any Class of Accrual Certificates or any Accrual Components;

               (iii) The amount of servicing compensation paid to the Company during the month preceding the month of distribution in respect of the Mortgage Loans and such other customary information as the Company deems necessary or desirable to enable Certificateholders to prepare their tax returns;

               (iv) The Pool Scheduled Principal Balance and the aggregate number of the Mortgage Loans on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date;

               (v) The Class Certificate Principal Balance (or Notional Principal Balance) of each Class, the Component Principal Balance of each Component and the Certificate Principal Balance (or Notional Principal Balance) of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal (or reductions in the Notional Principal Balance, in the case of the Notional Certificates, or the addition of any Accrual Amount, in the case of any Class of Accrual Certificates) made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Certificate Writedown Amount for such Distribution Date;

               (vi) The Pay-out Rate applicable to each Class of
          Certificates;

               (vii) The book value and unpaid principal balance of any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan, and the number of the related Mortgage Loans;

               (viii) The aggregate Scheduled Principal Balances and number of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Distribution Date, were (a) delinquent as to a total of (x) 30-59 days, (y) 60-89 days and (z) 90 days or more, and (b) in foreclosure;

               (ix) The Scheduled Principal Balance of any
          Mortgage Loan replaced pursuant to Section 2.03(b);

               (x) The Certificate Interest Rates of any LIBOR
          Certificates and any COFI Certificates applicable to the Interest Accrual Period relating to such Distribution Date and such Class;

               (xi) The Senior Percentage, the Group II Senior
          Percentage and the Junior Percentage for such Distribution Date;

               (xii) The Senior Prepayment Percentage, the Group
          II Senior Prepayment Distribution Percentage and the
          Junior Prepayment Percentage for such Distribution
          Date; and

               (xiii) The amount of such distribution to the Certificateholders of each Class allocable to Unanticipated Recoveries.

     In the case of information furnished pursuant to clauses (i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate.

     In connection with any proposed transfer of a Certificate that is purported to be made in reliance on Rule 144A under the Securities Act, the Company shall be responsible for furnishing such information as may be required thereunder to a proposed transferee. In furtherance of the Company's obligations hereunder, the Company hereby instructs the Trustee, at the Company's expense and on its behalf, and the Trustee agrees, to promptly make available to the proposed transferee, upon request of the holder, (i) all statements furnished to Certificateholders pursuant to this Section 4.05(a) on previous Distribution Dates,
(ii) all certificates furnished to the Trustee pursuant to
Section 4.06 in prior months, (iii) Officer's Certificates furnished to the Trustee pursuant to Section 3.12 for the two years preceding such request, (iv) reports of independent accountants furnished to the Trustee pursuant to Section 3.13 for the two years preceding such request, (v) a copy of the Private Placement Memorandum relating to such Certificate, together with any amendments or supplements thereto issued by the Company (which copy shall be furnished to the Trustee by the Company), and (vi) the Company's Current Report on Form 8-K, dated the Closing Date, relating to the Mortgage Loans; provided, however, that the Trustee shall in no event be required to make available such statements or certificates pursuant to clauses (i) and (ii) above relating to Distribution Dates occurring more than twenty-four months preceding the month in which such request was received; provided, further, however, that notwithstanding the Trustee's agreement as aforesaid to provide such materials to a proposed transferee, the Trustee does not assume, and shall not thereby be deemed to have assumed, any responsibility for compliance by the Company with Rule 144A (subject to the Trustee's agreement set forth in the second sentence of this paragraph) and shall be entitled to include a notice with such statements or certificates to the effect that such materials have not been prepared or assembled by the Trustee and that the Trustee assumes no responsibility for the adequacy, sufficiency or contents thereof. In connection with any such proposed transfer, the Company shall make available to the proposed holder, at the request of the related transferor, such additional information, if any, as may be required to be delivered pursuant to Rule 144A(d)(4).

     Section 4.06. Servicer's Certificate. Each month, not later than the second Business Day next preceding each Distribution
Date, the Company shall deliver to the Trustee a completed
Servicer's Certificate.

      Section 4.07. Reports of Foreclosures and Abandonments of Mortgaged Property. The Trustee (or the Company on behalf of the Trustee) shall, in each year beginning after 1998, make the reports of foreclosures and abandonments of any Mortgaged Property as required by section 6050J of the Code. In order to facilitate this reporting process, the Company, on or before January 15th of each year, shall provide to the Trustee reports relating to each instance occurring during the previous calendar year in which the Company (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Company shall be in form and substance sufficient to meet the reporting requirements imposed by section 6050J of the Code.

     Section 4.08. Reduction of Base Servicing Fees by Compensating Interest Payments. The aggregate amount of the Base Servicing Fees subject to retention by the Company as servicer in respect of any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date.

     Section 4.09. Surety Bond. (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Pledged Asset Mortgage Loan, the Company shall so notify the Trustee as soon as reasonably practicable and shall, on behalf of the Trustee for the benefit of the Certificateholders, promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety Payment.

     (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Certificateholders, the Company shall promptly credit the Mortgage Loan Payment Record and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.01.

                            ARTICLE V

                         THE CERTIFICATES

     Section 5.01. The Certificates. (a) The Certificates shall be substantially in the forms set forth in Exhibit A hereto, as applicable, and shall, on original issue, be executed by the Trustee, not in its individual capacity but solely as Trustee, and countersigned and delivered by the Trustee to or upon the order of the Company as provided in Article II.

     (b) The Certificates shall be issued in an aggregate Initial Certificate Principal Balance of $201,791,836.22. Such aggregate original principal balance shall be divided among the Classes having the designations, Class Certificate Principal Balances, Certificate Interest Rates and minimum denominations as follows:

                  Initial Class
                   Certificate       Certificate
                   Principal          Interest       Minimum
Designation         Balance             Rate       Denominations
-----------         -------             ----       -------------

Class A1        $196,733,112.00        6.00%         $  25,000
Class A2           1,008,959.00        6.00             25,000
Class PO              13,827.97        0.00               (1)
Class M            1,513,000.00        6.00            100,000
Class B1             504,000.00        6.00            100,000
Class B2             505,000.00        6.00            100,000
Class B3             807,000.00        6.00            250,000
Class B4             404,000.00        6.00            250,000
Class B5             302,837.25        6.00            250,000
Class R                  100.00        6.00                100

--------

(1)  The Class PO Certificates will be issued as a single
     Certificate evidencing the entire Class Certificate
     Principal Balance of such Class.

      (c) The Certificates shall be issuable in registered form only. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in
Section 5.01(b), and integral multiples of $1,000 in excess thereof. The Non-Book-Entry Certificates other than the Residual Certificate shall each be issued in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 in excess thereof (and, if necessary, in the amount of the remaining Class Certificate Principal Balance or Notional Principal Balance, as applicable, of each Class, in the case of one Certificate of such Class). The Residual Certificate shall be issued as a single certificate evidencing the entire Class Certificate Principal Balance of such Class and having a Percentage Interest of 100%. If necessary, one Certificate of each Class of Book-Entry Certificates may evidence an additional amount equal to the remainder of the Class Certificate Principal Balance (or Notional Principal Balance) of such Class.

      (d) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer under its seal, which may be in facsimile form and be imprinted or otherwise reproduced thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the forms set forth in Exhibit A hereto, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date; all Certificates issued thereafter shall be dated the date of their countersignature.

      (e)  [Reserved]

      Section 5.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, New York a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     Subject to Sections 5.02(b) and 5.02(c), upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like Percentage Interest.

     At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee and a certificate of destruction shall be delivered by the Trustee to the Company.

      (b) No legal or beneficial interest in all or any portion of the Residual Certificates may be transferred directly or indirectly to (i) Disqualified Organization or an agent of a Disqualified Organization (including a broker, nominee, or middleman), (ii) an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (iii) an individual, corporation, partnership or other person unless such transferee (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (C) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clause (A), (B) or (C) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate and deliver, a Residual Certificate in connection with any transfer thereof unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit F hereto, signed by the transferee, to the effect that the transferee is not such a Disqualified Organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, a Book-Entry Nominee or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Residual Certificates to Disqualified Organizations, Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the Transferee that it will not transfer a Residual Certificate without providing to the Trustee an affidavit substantially in the form attached as Exhibit F hereto and a letter substantially in the form attached as Exhibit G hereto. Such affidavit shall also contain the statement of the transferee that (i) it does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Residual Certificates and (ii) it understands that it may incur tax liabilities in excess of cash flows generated by a Residual Certificate and that it intends to pay taxes associated with holding a Residual Certificate as they become due.

     The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Certificates, shall be accompanied by a written statement in the form attached as Exhibit G hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has (i) no actual knowledge that the transferee is a Disqualified Organization, Book-Entry Nominee or Non-permitted Foreign Holder,
(ii) no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate, and (iii) conducted a reasonable investigation and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due. The Residual Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

     Upon notice to the Company that any legal or beneficial interest in any portion of the Residual Certificates has been transferred, directly or indirectly, to a Disqualified Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Residual Certificate in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Company may, but is not required to, recover any distributions made to such transferee with respect to the Residual Certificate and return such recovery to the transferor, and (ii) the Company agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer. At the election of the Company, the cost to the Company of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Company shall in no event be excused from furnishing such information.

     The restrictions on transfers of the Residual Certificates set forth in the preceding three paragraphs shall cease to apply to transfers (and the applicable portions of the legend to the Residual Certificates may be deleted) after delivery to the Trustee of an Opinion of Counsel to the effect that the elimination of such restrictions will not cause the REMIC established hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.

     No transfer of a Restricted Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, in each case as evidenced by an Officer's Certificate, or is exempt from the registration requirements of the Act and any applicable state securities laws. In the event of such registration, any restrictive legends set forth in the form of the relevant Restricted Certificate in Exhibit A hereto with respect to the Act and state securities law restrictions shall be removed by the Trustee upon request of the Holder thereof and automatically upon exchange or registration of transfer thereof. As a condition to any transfer that is to be made in reliance upon an exemption from the Act and such laws of a (i) Class PO Certificate or (ii) Restricted Junior Certificate to any person other than a QIB (as certified by the proposed transferee in the form of assignment attached to the related Certificate), either (x) the Trustee shall require the transferee to execute an investment letter in the form substantially as set forth in Exhibit I hereto or in such other form as may be acceptable to the Trustee, certifying as to the facts surrounding such transfer, or (y) in lieu of such investment letter, the Trustee may accept a written Opinion of Counsel (in form and substance acceptable to the Trustee) that such proposed transfer may be made pursuant to an exemption from the Act. As an additional condition to any transfer of a Restricted Certificate, either (i) the transferor and the transferee shall complete the form of assignment attached to the Certificate proposed to be transferred, or (ii) the Trustee shall have received the above-referenced Opinion of Counsel. The holder of any Restricted Certificate desiring to effect the transfer thereof to a person other than a QIB shall, and hereby agrees to, comply with any applicable conditions set forth in the preceding two sentences and indemnify the Trustee and the Company against any liability that may result if the transfer thereof is not so exempt or is not made in accordance with such federal and state laws. Such agreement to so indemnify the Trustee and the Company shall survive the termination of this Agreement. Notwithstanding the foregoing, no Opinion of Counsel or investment letter shall be required upon the original issuance of (i) the Restricted Junior Certificates to the Initial Purchaser (as defined in the Private Placement Memorandum) or its nominee and (ii) the Class PO Certificates to the Company or upon any subsequent transfer of any Class PO Certificate by the Company, provided that if any Restricted Junior Certificates are, at the request of the Initial Purchaser, registered in the name of its nominee, the Initial Purchaser shall be deemed to acknowledge and agree with the Company and the Trustee that no transfer of a beneficial interest in such Certificates will be made without registering such Certificates in the name of the transferee, which shall be a Person other than such nominee. Any opinion or letter required pursuant to this paragraph shall not be at the expense of the Trust Fund or the Trustee.

      (c) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate (substantially in the form of Exhibit E or such other form as is acceptable to the Company and the Trustee) from such transferee to the effect that such transferee (i) is not a Plan or a Person that is using the assets of a Plan to acquire such ERISA-Restricted Certificate or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the transferee's acquisition and holding of any ERISA-Restricted Certificate or
(B) an opinion of counsel satisfactory to the Trustee and the Company to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Company. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

               (ii) No transfer of a Residual Certificate shall be made to any Person unless the Trustee has received a certification (substantially in the form of paragraph 4 of Exhibit F) from such transferee to the effect that, among other things, such transferee is not a Plan or a Person that is using the assets of a Plan to acquire any such Certificate. The preparation and delivery of such certificate shall not be an expense of the Trust Fund, the Trustee or the Company.

     (d) Subject to Section 8.01(i) hereof, the Trustee may conclusively rely upon any certificate, affidavit or opinion delivered pursuant to Section 5.02(b) or (c). Any certificate or affidavit required to be delivered by a transferee under this
Section 5.02 may be executed and delivered in the name of such transferee by its attorney-in-fact duly authorized in writing in form and substance satisfactory to the Trustee.

      (e) Except as to any additional Certificate of any Class of Book-Entry Certificates held in physical certificated form pursuant to Section 5.02(g) or any Restricted Junior Certificate of any Class of Book-Entry Certificates that is transferred to an entity other than a QIB, the Book-Entry Certificates shall, subject to Section 5.02(f), at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration thereof may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates;
(iii) ownership and transfers of registration of the Certificates issued in book-entry form on the books of the Depository shall be governed by applicable rules established by the Depository and the rights of Certificate Owners with respect to Book-Entry Certificates shall be governed by applicable law and agreements between such Certificate Owners and the Depository, Depository Participants, and indirect participating firms; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as authorized representatives of the Certificate Owners of the Certificates issued in book-entry form for all purposes including the making of payments due on the Book-Entry Certificates and exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; (vii) Certificate Owners shall not be entitled to certificates for the Book-Entry Certificates and (viii) the Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Except as provided herein, the Trustee shall have no duty to monitor or restrict the transfer of Certificates or interests therein, and shall have no liability for any transfer, including any transfer made through the book-entry facilities of the Depository or between or among Depository Participants or Certificate Owners, made in violation of applicable restrictions set forth herein, except in the event of the failure of the Trustee to perform its duties and fulfill its obligations under this Agreement.

      (f) If (x)(i) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Company is unable to locate a qualified successor, (y) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing not less than 51% of the aggregate Voting Rights allocated to the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (g) On or prior to the Closing Date, there shall be delivered to the Depository (or to State Street Bank and Trust Company acting as custodian for the Depository pursuant to the Depository's procedures) one certificate for each Class of Book-Entry Certificates registered in the name of the Depository's nominee, Cede & Co. The face amount of each such Certificate shall represent 100% of the initial Class Certificate Principal Balance thereof, except for such amount that does not constitute an acceptable denomination to the Depository. An additional Certificate of each Class of Book-Entry Certificates may be issued evidencing such remainder and, if so issued, will be held in physical certificated form by the Holders thereof. Each Certificate issued in book-entry form shall bear the following legend:

     "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

      Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Company, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 5.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Company, the Trustee, the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Trustee, the Certificate Registrar nor any agent of the Company, the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

      Section 5.05. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar will furnish or cause to be furnished to the Company, within 15 days after receipt by the Certificate Registrar of request therefor from the Company in writing, a list, in such form as the Company may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 5.06. Representation of Certain Certificateholders. The fiduciary of any Plan which becomes a Holder of a Certificate, by virtue of its acceptance of such Certificate, will be deemed to have represented and warranted to the Trustee and the Company that such Plan is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933.

      Section 5.07. Determination of COFI. (a) If the outstanding Certificates include any COFI Certificates, then on each COFI Determination Date the Trustee shall determine the value of COFI on the basis of the most recently available Information Bulletin referred to in the definition of "COFI". The establishment of COFI by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to the COFI Certificates for each Interest Accrual Period shall (in the absence of manifest error) be final and binding. During each Interest Accrual Period, the Certificate Interest Rate for the COFI Certificates for the current and immediately preceding Interest Accrual Period shall be made available by the Trustee to Certificate Owners and Certificateholders at the following telephone number: (617) 664-5500.

      (b) The failure by the Federal Home Loan Bank of San Francisco to publish COFI for a period of 65 calendar days will constitute an "Alternative Rate Event" for purposes hereof. Upon the occurrence of an Alternative Rate Event, the Company will calculate the Certificate Interest Rates for the COFI Certificates for the subsequent Interest Accrual Periods by using, in place of COFI, (i) the replacement index, if any, published or designated by the Federal Home Loan Bank of San Francisco or (ii) if no replacement index is so published or designated, an alternative index to be selected by the Company that has performed, or that the Company expects to perform, in a manner substantially similar to COFI. At the time an alternative index is first selected by the Company, the Company shall determine the average number of basis points, if any, by which the alternative index differed from COFI for such period as the Company, in its sole discretion, reasonably determines to reflect fairly the long-term difference between COFI and the alternative index, and shall adjust the alternative index by such average. The Company shall select a particular index as an alternative only if it receives an Opinion of Counsel to the effect that the selection of such index will not cause any REMIC established hereunder to fail to qualify as a REMIC for federal income tax purposes. In the absence of manifest error, the selection of any alternative index as provided by this Section 5.07(b) shall be final and binding for each subsequent Interest Accrual Period. Upon the occurrence of an Alternative Rate Event, the Trustee shall have no responsibility for the determination of any alternative index or the calculation of the Certificate Interest Rates for the COFI Certificates.

     (c) If at any time after the occurrence of an Alternative
Rate Event the Federal Home Loan Bank of San Francisco resumes publication of COFI, the Certificate Interest Rates for the COFI
Certificates for each Interest Accrual Period commencing thereafter will be calculated by reference to COFI.

     Section 5.08. Determination of LIBOR. (a) If the outstanding Certificates include any LIBOR Certificates, then on each LIBOR Determination Date the Trustee shall determine LIBOR for the related Interest Accrual Period as such rate equal to the Interest Settlement Rate. If such rate does not appear on the Designated Telerate Page as of 11:00 a.m., London time, on the applicable LIBOR Determination Date:

               (i) The Trustee will request the principal London office of each Reference Bank (as defined in Section 5.08(e)) to provide such bank's offered quotation (expressed as a percentage per annum) to prime banks in the London interbank market for one-month U.S. Dollar deposits as of 11:00 a.m., London time, on the applicable LIBOR Determination Date.

               (ii) If on any LIBOR Determination Date, two or more of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%). If on any LIBOR Determination Date only one or none of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the rate per annum the Trustee determines to be the arithmetic mean (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rate that three major banks in New York City selected by the Trustee are quoting as of approximately 11:00 a.m., New York City time, on the first day of the applicable Interest Accrual Period.

               (iii) If on any LIBOR Determination Date the
          Trustee is required but unable to determine LIBOR in the manner provided in subparagraph (ii) of this
          Section 5.08(a), LIBOR for the next Interest Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

     (b) The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the Certificate Interest Rates applicable to the LIBOR Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

     (c) Within five Business Days of the Trustee's calculation of the Certificate Interest Rates of the LIBOR Certificates, the Trustee shall furnish to the Company by telecopy (or by such other means as the Trustee and the Company may agree from time to time) such Certificate Interest Rates.

     (d) The Trustee shall provide to Certificateholders who inquire of it by telephone the Certificate Interest Rates of the LIBOR Certificates for the current and immediately preceding
Interest Accrual Period.

     (e) As used herein, "Reference Banks" shall mean no more than four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the display designated "LIBO" on the Reuters Monitor Money Rates Service (the "Reuters Screen LIBO Page") on the applicable LIBOR Determination Date and (iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each LIBOR Determination Date. The Reference Banks initially shall be:
Barclay's plc, Bank of Tokyo, National Westminster Bank and Trust Company and Bankers Trust Company. If any of the initial Reference Banks should be removed from the Reuters Screen LIBO Page or in any other way fail to meet the qualifications of a Reference Bank, or if such page is no longer published, the Trustee, after consultation with the Company, shall use its best efforts to designate alternate Reference Banks.

                           ARTICLE VI

                           THE COMPANY

     Section 6.01. Liability of the Company. The Company shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company herein.

      Section 6.02. Merger or Consolidation of, or Assumption of the Obligations of, the Company. Any corporation into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any corporation succeeding to the business of the Company, or any corporation, more than 50% of the voting stock of which is, directly or indirectly, owned by General Electric Company, or any limited partnership, the sole general partner of which is either the Company or a corporation, more than 50% of the voting stock of which is owned, directly or indirectly, by General Electric Company, which executes an agreement of assumption to perform every obligation of the Company hereunder, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 6.03. Assignment. The Company may assign its rights and delegate its duties and obligations as servicer under this Agreement; provided, that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is reasonably satisfactory to the Trustee and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Company as servicer hereunder from and after the date of such agreement and (ii) each Rating Agency's rating of any Classes of Certificates in effect immediately prior to such assignment or delegation would not be qualified, downgraded or withdrawn as a result thereof. In the case of any such assignment or delegation, the Company will be released from its obligations as servicer hereunder except for liabilities and obligations as servicer incurred prior to such assignment or delegation.

      Section 6.04. Limitation on Liability of the Company and Others. Neither the Company nor any of the directors or officers or employees or agents of the Company shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action by the Company pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Company or by reason of reckless disregard of obligations and duties of the Company hereunder. The Company and any director or officer or employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company and any director or officer or employee or agent of the Company shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor from amounts credited to the Mortgage Loan Payment Record as provided by Section 3.04.

     Section 6.05. The Company Not to Resign. Subject to the provisions of Sections 6.02 and 6.03, the Company shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Company in accordance with Section 7.02.

                           ARTICLE VII

                             DEFAULT

     Section 7.01. Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

               (i) Any failure by the Company to make any payment to the Trustee of funds pursuant to Section 3.02(d) out of which distributions to Certificateholders of any Class are required to be made under the terms of the Certificates and this Agreement which failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Company by the Trustee or to the Company and the Trustee by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

               (ii) Failure on the part of the Company duly to observe or perform in any material respect any other covenants or agreements of the Company set forth in the Certificates or in this Agreement, which covenants and agreements (A) materially affect the rights of Certificateholders and (B) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

               (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company, or for the winding up or liquidation of the Company's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

               (iv) The consent by the Company to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to substantially all of its property; or the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Company, either the Trustee, or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 51%, by notice then given in writing to the Company (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Company as servicer under this Agreement. On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Company, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Company agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Company hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Company and that have been or should have been credited by it to the Mortgage Loan Payment Record, or that have been deposited by the Company in the Certificate Account or are thereafter received by the Company with respect to the Mortgage Loans. In addition to any other amounts which are then, or, notwithstanding the termination of its activities as servicer, may become, payable to the Company under this Agreement, the Company shall be entitled to receive out of any delinquent payment on account of interest on a Mortgage Loan, due during the period prior to the notice pursuant to this Section 7.01 which terminates the obligation and rights of the Company hereunder and received after such notice, that portion of such payment which it would have been entitled to retain pursuant to Section 3.04(vi) if such notice had not been given.

      Section 7.02. Trustee to Act; Appointment of Successor. (a) On and after the time the Company receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Company in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall succeed to all the rights of and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Company in its capacity as servicer by the terms and provisions hereof; provided, however, that the responsibilities and duties of the Company pursuant to Sections 2.02 and 2.03(a) and, if the Trustee is prohibited by law or regulation from making Monthly Advances, the responsibility to make Monthly Advances pursuant to Section 4.04, shall not be the responsibilities, duties or obligations of the Trustee; and provided further, that any failure of the Trustee to perform such duties and responsibilities that is caused by the Company's failure to cooperate with the Trustee as required by
Section 7.01 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall, except as provided in Section 7.01, be entitled to such compensation as the Company would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution approved to service mortgage loans for either FNMA or FHLMC, having a net worth of not less than $10,000,000, as the successor to the Company hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Company hereunder. Pending appointment of a successor to the Company pursuant to this Article VII, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     (b) Any successor, including the Trustee, to the Company as servicer pursuant to this Article VII shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Company is so required pursuant to Section 3.15.

     Section 7.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Company pursuant to this Article VII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                          ARTICLE VIII

                           THE TRUSTEE

     Section 8.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;

               (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

               (iv) The Trustee shall not be charged with knowledge of (A) any failure by the Company to comply with the obligations of the Company referred to in clauses (i) and (ii) of Section 7.01, (B) the rating downgrade referred to in the definition of "Trigger Event" or (C) any failure by the Company to comply with the obligations of the Company to record the assignments of Mortgages referred to in Section 2.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failures, occurrence or downgrade or the Trustee receives written notice of such failures, occurrence or downgrade from the Company or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%.

     Subject to any obligation of the Trustee to make Monthly Advances as provided herein, the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Company under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Company in accordance with the terms of this Agreement.

     Section 8.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 8.01:

               (i) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing so to do by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be reimbursed by the Company upon demand. Nothing in this clause (v) shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; and

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian.

      Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Company.

     Section 8.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

      Section 8.05. The Company to Pay Trustee's Fees and Expenses. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances (including any Monthly Advances of the Trustee not previously reimbursed thereto pursuant to Section 3.04) incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Company covenants and agrees to indemnify the Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses other than those resulting from the negligence or bad faith of the Trustee. From time to time, the Trustee may request that the Company debit the Mortgage Loan Payment Record pursuant to Section 3.04 to reimburse the Trustee for any Monthly Advances and Nonrecoverable Advances.

      Section 8.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation having its principal office either in the State of New York or in the same state as that in which the initial Trustee under this Agreement has its principal office and organized and doing business under the laws of such State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall not be an affiliate of the Company. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

      Section 8.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

           If the conditions in any of the following clauses (i),
(ii) or (iii) shall occur at any time, the Company may remove the
Trustee: (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company; (ii) the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or (iii) the replacement of the Trustee with a successor Trustee will enable the Company to avoid (and should, based on the information included in the notice referred to below, result in the avoidance of) a downgrading of the ratings assigned to the Certificates by the Rating Agencies (whether or not other actions could avoid such downgrading) and no Event of Default, as provided by Section 7.01 hereof, shall have occurred or be continuing; provided, however, that no action shall be taken pursuant to this clause (iii) unless reasonable notice shall have been provided to the Trustee, which notice shall set forth the basis for any rating downgrade as contemplated by the Rating Agencies and shall also indicate the manner in which such proposed action is intended to avoid such downgrade. If it removes the Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this
Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08.

      Section 8.08. Successor Trustee. Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of
Section 8.06.

     Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the Company shall mail notice of the succession of such Trustee hereunder to all holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

      Section 8.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of all or any part of the Trust Fund, or separate trustee or separate trustees of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Company hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) The Company and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this

Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Company.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 8.11. Compliance with REMIC Provisions; Tax Returns. The Trustee shall at all times act in such a manner in the performance of its duties hereunder as shall be necessary to prevent the REMIC from failing to qualify as a REMIC and to prevent the imposition of a tax on the Trust Fund or the REMIC established hereunder. The Trustee, upon request, will furnish the Company with all such information within its possession as may be reasonably required in connection with the preparation of all tax returns of the Trust Fund and any Reserve Fund, and shall, upon request, execute such returns.

                           ARTICLE IX

                           TERMINATION

      Section 9.01. Termination upon Repurchase by the Company or Liquidation of All Mortgage Loans. Subject to Section 9.02, the respective obligations and responsibilities of the Company and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Trustee to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this Article IX following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all REO Mortgage Loans remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loans described in the following clause) as of the first day of the month in which such purchase price is to be distributed to Certificateholders plus accrued and unpaid interest thereon at the applicable Remittance Rate (less any amounts constituting previously unreimbursed Monthly Advances) to the first day of the month in which such purchase price is to be distributed to Certificateholders and (y) the appraised value of any REO Mortgage Loan (less the good faith estimate of the Company of Liquidation Expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James's, living on the date of this Agreement. The right of the Company to repurchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the aggregate of the Scheduled Principal Balance of the Outstanding Mortgage Loans, at the time of any such repurchase, aggregating less than 10 percent of the aggregate of the Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

     Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the exercise by the Company of its right of repurchase, the Company shall deposit in the Certificate Account not later than 11:00 a.m. on the Business Day prior to the final Distribution Date in next-day funds an amount equal to the price described above. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders an amount equal to the price calculated as above provided, any such repurchase being in lieu of the distribution otherwise required to be made on the Distribution Date upon which the repurchase is effected. Upon certification to the Trustee by a Servicing Officer following such final deposit, the Trustee shall promptly release to the Company the Mortgage Files for the repurchased Mortgage Loans.

     On the final Distribution Date, the Trustee shall distribute amounts on deposit in the Certificate Account in accordance with the applicable priorities provided by Section 4.01. Distributions on each Certificate shall be made on the final Distribution Date in the manner specified in Section 4.02 but only upon presentation and surrender of the Certificates.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto.

      Section 9.02. Additional Termination Requirements. (a) In the event the Company exercises its purchase option as provided in Section 9.01, the Trust Fund and the REMIC established hereunder shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC as defined in section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under
          Section 9.01, the Company shall prepare and the Trustee shall execute and adopt a plan of complete liquidation for such REMIC within the meaning of section 860F(a)(4)(A)(i) of the Code, which shall be evidenced by such notice; and

               (ii) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Company for cash in accordance with Section 9.01.

     (b) By their acceptance of the Residual Certificates, the Holders thereof hereby authorize the Trustee to adopt such a plan of complete liquidation which authorization shall be binding on all successor Holders of the Residual Certificates.

     (c) On the final federal income tax return for the REMIC established hereunder, the Trustee will attach a statement specifying the date of the adoption of the plan of liquidation.


                            ARTICLE X

                     MISCELLANEOUS PROVISIONS


     Section 10.01. Amendment. This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein, or to surrender any right or power herein conferred upon the Company, or to add any other provisions with respect to matters or questions arising under this Agreement, which shall not be materially inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, without the consent of the Certificateholders, the Trustee and the Company may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior to the final redemption of the Certificates, provided that the Trustee has obtained an opinion of independent counsel (which opinion also shall be addressed to the Company) to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

     This Agreement may also be amended from time to time by the Company and the Trustee with the consent of Holders of Certificates evidencing (i) not less than 66% of the Voting Rights of all the Certificates or (ii) Percentage Interests aggregating not less than 66% of each Class affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (b) adversely affect in any material respects the interests of the Holders of any Class of Certificates in any manner other than as described in (a), without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of such Class, or (c) reduce the aforesaid percentages of Certificates of any Class required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

     It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

      Section 10.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 10.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided in Section 10.01) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 10.04. Governing Law. THIS AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 10.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (a) in the case of the Company, to GE Capital Mortgage Services, Inc., 3 Executive Campus, Cherry Hill, New Jersey 08002, Attention: General Counsel, (b) in the case of the Trustee, to State Street Bank and Trust Company, Corporate Trust Department, 225 Franklin Street, Boston, Massachusetts 02110, (c) in the case of Fitch, to Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004,
Attention: Structured Finance Surveillance, and (d) in the case of S&P, Standard and Poor's Ratings Services, 26 Broadway, 10th Floor, New York, New York 10004, Attention: Residential Mortgage Surveillance, or, as to each such Person, at such other address as shall be designated by such Person in a written notice to each other named Person. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

      Section 10.06. Notices to the Rating Agencies. The Company shall deliver written notice of the following events to each Rating Agency promptly following the occurrence thereof: material amendment to this Agreement; any Event of Default; any Trigger Event; change in or termination of the Trustee; removal of the Company or any successor servicer as servicer; repurchase or replacement of any Defective Mortgage Loan pursuant to Section 2.03; and final payment to Certificateholders. In addition, the Company shall deliver copies of the following documents to each Rating Agency at the time such documents are required to be delivered pursuant to this Agreement: monthly statements to Certificateholders pursuant to Section 4.05, annual report of independent accountants pursuant to Section 3.13 and annual servicer compliance report pursuant to Section 3.12. Notwithstanding the foregoing, the failure to deliver such notices or copies shall not constitute an Event of Default under this Agreement.

     Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then to the extent permitted by law such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 10.08. Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee are and shall be deemed fully paid.

                               * * *

     IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be duly executed by their respective officers and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                               GE CAPITAL MORTGAGE SERVICES, INC.


                               By:____________________________________
                                  Name:
                                  Title:
[SEAL]


Attest:


By:____________________________________
   Name:
   Title:


                               STATE STREET BANK AND
                                  TRUST COMPANY,
                                  as Trustee


                               By:______________________________________
                                  Name:
                                  Title:
[SEAL]


Attest:


By:____________________________________
   Name:
   Title:

State of New Jersey  )
                     ) ss.:
County of Camden     )


     On the day of November, 1998 before me, a notary public in and for the State of New Jersey, personally appeared _______________________, known to me who, being by me duly sworn, did depose and say that he/she resides at _________________________ _____________________________________;
that he/she is a(n) _________________________ of GE Capital
Mortgage Services, Inc., a corporation formed under the laws of the State of New Jersey, one of the parties that executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.




                               ----------------------------------
                                      Notary Public



[Notarial Seal]

The Commonwealth of Massachusetts)
                                 ) ss.:
County of Suffolk                )


     On the day of November, 1998 before me, a notary public in and for the Commonwealth of Massachusetts, personally appeared ____________________, known to me who, being by me duly sworn, did depose and say that he/she resides at __________________ _____________________________________________________________;
that he/she is a(n) __________________________________ of State
Street Bank and Trust Company, one of the parties that executed the foregoing instrument; that he/she knows the seal of said Bank; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Bank; and that he/she signed his/her name thereto by order of the Board of Directors of said Bank.




                               ----------------------------------
                                      Notary Public



[Notarial Seal]

                             EXHIBIT A

                       FORMS OF CERTIFICATES

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-22


         evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
          conventional, fixed rate, one- to four-family
               mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A1 Certificate
                                    Principal Balance:
Class A1                              $196,733,112

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.00%               Balance of this Certificate:
                                      $
Cut-off Date:
November 1, 1998

First Distribution Date:            CUSIP:  36157RWH4
December 28, 1998

THIS CERTIFIES THAT


is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in December 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1998-22, issued in ten Classes (Class A1, Class A2, Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class A2, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this

Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class A2, Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to
Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class A2, Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee

(x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:_________________________
                          Name:
                          Title:



Countersigned:


By_____________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:_________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

________________________________________________________________

________________________________________________________________
           (Please print or typewrite name and address including postal zip code of assignee)


________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________
________________________________________________________________
________________________________________________________________

Dated:________________________




_____________________________________
Signature by or on behalf of assignor




______________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-22


         evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
          conventional, fixed rate, one- to four-family
               mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A2 Certificate
                                    Principal Balance:
Class A2                              $1,008,959

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.00%               Balance of this Certificate:
                                      $
Cut-off Date:
November 1, 1998

First Distribution Date:            CUSIP:  36157RWJ0
December 28, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in December 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE
SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, OR AN ENTITY THAT HOLDS REMIC RESIDUAL SECURITIES AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITIES THROUGH BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS (A "BOOK-ENTRY NOMINEE") AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR BOOK-ENTRY NOMINEES.

THE HOLDER OF THIS CLASS R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE IRREVOCABLY APPOINTED THE COMPANY (AS DEFINED HEREIN) AS ITS AGENT AND ATTORNEY-IN-FACT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, WITH RESPECT TO THE TRUST FUND.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-22


         evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
          conventional, fixed rate, one- to four-family
               mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class R Certificate
                                    Principal Balance:
Class R                               $100.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.00%               Balance of this Certificate:
                                      $
Cut-off Date:
November 1, 1998

First Distribution Date:            CUSIP: 36157RWK7
December 28, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in December 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1998-22, issued in ten Classes (Class A1, Class A2, Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class A2, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class A2, Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to
Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class A2, Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:_______________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

________________________________________________________________

________________________________________________________________
           (Please print or typewrite name and address including postal zip code of assignee)


________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________
________________________________________________________________
________________________________________________________________

Dated:_____________________




_____________________________________
Signature by or on behalf of assignor




___________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE SECURITIES ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

    REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-22

         evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
          conventional, fixed rate, one- to four-family
               mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class PO Certificate
                                      Principal Balance:
Class PO                              $13,827.97

Certificate Interest                Initial Certificate Principal
  Rate per annum:                     Balance of this Certificate:
non-interest bearing                  $

Cut-off Date:
November 1, 1998

First Distribution Date:
December 28, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class PO Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in December 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1998-22, issued in ten Classes (Class A1, Class A2, Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class A2, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this

Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class A2, Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to
Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12,
1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class A2, Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee

(x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_________________________________________________________________

_________________________________________________________________
            (Please print or typewrite name and address
               including postal zip code of assignee)


_________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

Dated:______________________



________________________________________
Signature by or on behalf of assignor



__________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-22


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class M Certificate
                                    Principal Balance:
Class M                               $1,513,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.00%               Balance of this Certificate:
                                      $
Cut-off Date:
November 1, 1998

First Distribution Date:            CUSIP: 36157RWL5
December 28, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class M Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in December 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1998-22, issued in ten Classes (Class A1, Class A2, Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class A2, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this

Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class A2, Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to
Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class A2, Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee

(x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:____________________________
                          Name:
                          Title:



Countersigned:


By_______________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_________________________________________________________________

_________________________________________________________________
            (Please print or typewrite name and address
               including postal zip code of assignee)


_________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

Dated:________________________



_______________________________________
Signature by or on behalf of assignor




_____________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-22


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class B1 Certificate
                                    Principal Balance:
Class B1                              $504,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.00%               Balance of this Certificate:
                                      $
Cut-off Date:
November 1, 1998

First Distribution Date:            CUSIP: 36157RWM3
December 28, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in December 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-22


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class B2 Certificate
                                    Principal Balance:
Class B2                              $505,000

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.00%               Balance of this Certificate:
                                      $
Cut-off Date:
November 1, 1998

First Distribution Date:            CUSIP: 36157RWN1
December 28, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in December 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS

OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER
RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-22


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class B3 Certificate
                                    Principal Balance:
Class B3                              $807,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.00%               Balance of this Certificate:
                                      $
Cut-off Date:
November 1, 1998

First Distribution Date:            CUSIP: 36157RWV3
December 28, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in December 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1998-22, issued in ten Classes (Class A1, Class A2, Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class A2, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this

Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class A2, Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to
Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class A2, Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee

(x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee



(SEAL)
                          By:____________________________
                          Name:
                          Title:



Countersigned:


By________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:____________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

_________________________________________________________________

_________________________________________________________________
            (Please print or typewrite name and address
               including postal zip code of assignee)


_________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

Dated:____________________



_______________________________________
Signature by or on behalf of assignor



___________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

           In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

           |_| (a) This Certificate is being transferred by the undersigned to a person whom the undersigned reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

           |_| (b) This Certificate is being transferred by the undersigned to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2),
                     (3) or (7) of Regulation D under the
                     Securities Act of 1933, as amended) and that the undersigned has been advised by the prospective purchaser that it intends to hold this Certificate for investment and not for distribution or resale.


Dated________________________      ______________________________
                                                      (Signature)


If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the

Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated________________________      ______________________________
                                                      (Signature)


TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by
Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated________________________      ______________________________
                                                      (Signature)

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN.

THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER
RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-22


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class B4 Certificate
                                    Principal Balance:
Class B4                              $404,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.00%               Balance of this Certificate:
                                      $
Cut-off Date:
November 1, 1998

First Distribution Date:            CUSIP: 36157RWW1
December 28, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in December 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN.

THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER
RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1998-22


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class B5 Certificate
                                    Principal Balance:
Class B5                              $302,837.25

Certificate Interest                Initial Certificate Principal
Rate per annum: 6.00%               Balance of this Certificate:
                                      $
Cut-off Date:
November 1, 1998

First Distribution Date:            CUSIP: 36157RWX9
December 28, 1998

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in December 1998, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

                             EXHIBIT B

                    PRINCIPAL BALANCE SCHEDULES

                             EXHIBIT C

                          MORTGAGE LOANS


     [Each Mortgage Loan shall be identified by loan number, address of the Mortgaged Property and name of the Mortgagor. The following details shall be set forth as to each Mortgage Loan:
(i) the principal balance at the time of its origination, (ii) the Scheduled Principal Balance as of the Cut-off Date, (iii) the interest rate borne by the Mortgage Note, (iv) the scheduled monthly level payment of principal and interest, (v) the Loan-To-Value ratio, (vi) the maturity date of the Mortgage Note and (vii) the Base Servicing Fee Rate for such Mortgage Loan. Cooperative Loans and Enhanced Streamlined Refinance program loans shall be designated as such.]

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:            1
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0006356554     MORTGAGORS: PETERSON             MARTIN

    REGION CODE    ADDRESS   : 3930    BEECHWOOD DR
        03         CITY      :    ATLANTA
                   STATE/ZIP : GA  30327
    MORTGAGE AMOUNT :   291,147.83  OPTION TO CONVERT :
    UNPAID BALANCE :    222,730.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,719.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/08
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 55.45600
    -----------------------------------------------------------------
0   0007691793     MORTGAGORS: ILVENTO              JOSEPH
                               DEAN                 JUDY
    REGION CODE    ADDRESS   : 905 VIA FRUTERIA
        02         CITY      :    SANTA BARBARA
                   STATE/ZIP : CA  93110
    MORTGAGE AMOUNT :   999,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    973,533.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     9,049.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   04/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 37.00000
    -----------------------------------------------------------------
0   0007692676     MORTGAGORS: WAGEMAN              DAVID
                               WAGEMAN              KATHLEEN
    REGION CODE    ADDRESS   : 3627 LARK STREET
        02         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92103
    MORTGAGE AMOUNT :   438,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    430,821.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,068.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 60.53700
    -----------------------------------------------------------------
0   0007692841     MORTGAGORS: KAGAN                VLADIMIR
                               GABAI                GALINA
    REGION CODE    ADDRESS   : 9121 SAYRE
        02         CITY      :    MORTON GROVE
                   STATE/ZIP : IL  60053
    MORTGAGE AMOUNT :   156,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    153,066.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,424.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 69.33300
    -----------------------------------------------------------------
0   0007693195     MORTGAGORS: FELTENSTEIN          SIDNEY

    REGION CODE    ADDRESS   : 5328 N BAY RD
        02         CITY      :    MIAMI BEACH
                   STATE/ZIP : FL  33140
    MORTGAGE AMOUNT : 1,150,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :  1,125,490.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :    10,742.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   015
    LTV :                 63.88800
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   3,035,047.83
                               P & I AMT:     28,004.19
                               UPB AMT:   2,905,642.30

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:            2
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007693203     MORTGAGORS: PASCOCELLO           VINCENT
                               PASCOCELLO           LISA
    REGION CODE    ADDRESS   : 29  HEATHROW LANE
        02         CITY      :    OLD BRIDGE
                   STATE/ZIP : NJ  08857
    MORTGAGE AMOUNT :   135,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    132,639.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,262.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0007693252     MORTGAGORS: CHIARELLA            MECHELE
                               CHIARELLA            LUCIA
    REGION CODE    ADDRESS   : 2389  STEUBEN STREET
        02         CITY      :    UNION
                   STATE/ZIP : NJ  07083
    MORTGAGE AMOUNT :    90,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     87,862.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       834.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 45.00000
    -----------------------------------------------------------------
0   0007693278     MORTGAGORS: TUNISON              GRACE

    REGION CODE    ADDRESS   : 703 W PALM STREET
        02         CITY      :    LANTANA
                   STATE/ZIP : FL  33462
    MORTGAGE AMOUNT :    45,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     43,957.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       413.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 56.25000
    -----------------------------------------------------------------
0   0007693393     MORTGAGORS: LEDERMAN             JAMES
                               LEDERMAN             KATHLEEN
    REGION CODE    ADDRESS   : 73536 FOXTAIL LANE
        02         CITY      :    PALM DESERT
                   STATE/ZIP : CA  92260
    MORTGAGE AMOUNT :    55,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     54,009.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       517.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 69.62000
    -----------------------------------------------------------------
0   0007693526     MORTGAGORS: DUNWORTH             CHARLES
                               DUNWORTH             DONNA
    REGION CODE    ADDRESS   : 5653  RAINES LANE
        02         CITY      :    INDIANAPOLIS
                   STATE/ZIP : IN  46254
    MORTGAGE AMOUNT :    96,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     94,143.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       876.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.11100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     421,100.00
                               P & I AMT:      3,904.36
                               UPB AMT:     412,611.50

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:            3
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007698244     MORTGAGORS: LEE                  GERALD
                               LEE                  SAIQUIN
    REGION CODE    ADDRESS   : 3688 ANZA STREET
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94121
    MORTGAGE AMOUNT :   570,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    561,190.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,243.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 69.09091
    -----------------------------------------------------------------
0   0007698525     MORTGAGORS: BROWN                DAVID
                               BROWN                PATRICIA
    REGION CODE    ADDRESS   : 500 70TH STREET GULF
        02         CITY      :    MARATHON
                   STATE/ZIP : FL  33050
    MORTGAGE AMOUNT :   130,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    127,529.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,177.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 47.27200
    -----------------------------------------------------------------
0   0007698541     MORTGAGORS: TRAN                 MIKE

    REGION CODE    ADDRESS   : 116 MOSLEY AVENUE
        02         CITY      :    MILLEDGEVILLE
                   STATE/ZIP : GA  31061
    MORTGAGE AMOUNT :   122,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    117,490.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,139.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.77639
    -----------------------------------------------------------------
0   0007698673     MORTGAGORS: DELGADO              PABLO
                               DELGADO              ELIZABETH
    REGION CODE    ADDRESS   : 7377 HARDEE ROAD
        02         CITY      :    MIAMI
                   STATE/ZIP : FL  33143
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    492,104.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,529.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 45.45400
    -----------------------------------------------------------------
0   0007698707     MORTGAGORS: ASEROV               ARIE
                               ASEROV               RINA
    REGION CODE    ADDRESS   : 5824 PARK ROAD
        02         CITY      :    FORT LAUDERDALE
                   STATE/ZIP : FL  33312
    MORTGAGE AMOUNT :    67,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     66,230.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       616.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,389,500.00
                               P & I AMT:     12,706.12
                               UPB AMT:   1,364,545.10

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:            4
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007707664     MORTGAGORS: ROGERS               THOMAS
                               ROGERS               JENNY
    REGION CODE    ADDRESS   : 105 STONEBRIDGE WAY
        01         CITY      :    OAK RIDGE
                   STATE/ZIP : TN  37830
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,391.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,344.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 57.69200
    -----------------------------------------------------------------
0   0007707706     MORTGAGORS: USHER                CHARLES

    REGION CODE    ADDRESS   : 1616 WILMINGTON ISLAND ROAD
        01         CITY      :    SAVANNAH
                   STATE/ZIP : GA  31410
    MORTGAGE AMOUNT :   387,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    383,275.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,451.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 73.71400
    -----------------------------------------------------------------
0   0007708001     MORTGAGORS: HARDAWAY             NANCY

    REGION CODE    ADDRESS   : 512 MONROE STREET
        01         CITY      :    NASHVILLE
                   STATE/ZIP : TN  37208
    MORTGAGE AMOUNT :    92,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     83,199.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       826.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   04/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007718901     MORTGAGORS: BELFER               DONALD
                               BELFER               PARTICIA
    REGION CODE    ADDRESS   : 7 CRANBERRY LANE UNIT 4
        02         CITY      :    BURLINGTON
                   STATE/ZIP : MA  01803
    MORTGAGE AMOUNT :   230,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,596.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,087.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.75778
    -----------------------------------------------------------------
0   0007718976     MORTGAGORS: HADDAD               CHARLES
                               HADDAD               JUDELLA
    REGION CODE    ADDRESS   : 1961 RIVER ROAD
        02         CITY      :    JACKSONVILLE
                   STATE/ZIP : FL  32207
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,184.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,696.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.66600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,384,500.00
                               P & I AMT:     12,407.29
                               UPB AMT:   1,349,647.94

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:            5
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007719024     MORTGAGORS: WALLACE              WALKER

    REGION CODE    ADDRESS   : 1017 W. CHOCTAWHATCHEE ROAD
        02         CITY      :    NICEVILLE
                   STATE/ZIP : FL  32449
    MORTGAGE AMOUNT :   588,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    580,433.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,244.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 78.40000
    -----------------------------------------------------------------
0   0007719339     MORTGAGORS: DUNCAN               BRIAN
                               DUNCAN               ANDRA
    REGION CODE    ADDRESS   : 3218 10TH AVENUE W.
        02         CITY      :    SEATTLE
                   STATE/ZIP : WA  98119
    MORTGAGE AMOUNT :   464,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    459,486.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,105.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007721376     MORTGAGORS: COE                  DAVID
                               COE                  LINDA
    REGION CODE    ADDRESS   : 1 COBURN WOODS ROAD
        02         CITY      :    HAMPTON FALLS
                   STATE/ZIP : NH  03844
    MORTGAGE AMOUNT :   380,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    372,668.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,369.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007721384     MORTGAGORS: MORSE                AARON
                               MORSE                STEPHANIE
    REGION CODE    ADDRESS   : 671 WORTH LANE
        02         CITY      :    SCOTTS VALLEY
                   STATE/ZIP : CA  95066
    MORTGAGE AMOUNT :   397,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,293.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,568.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 63.52000
    -----------------------------------------------------------------
0   0007721392     MORTGAGORS: SOUTHER              RAYMOND
                               SOUTHER              CAROLYN
    REGION CODE    ADDRESS   : 741 OAK HILL ROAD
        02         CITY      :    APTOS
                   STATE/ZIP : CA  95003
    MORTGAGE AMOUNT :   361,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,102.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,194.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 59.18000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,190,800.00
                               P & I AMT:     19,482.70
                               UPB AMT:   2,154,985.66

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:            6
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007721400     MORTGAGORS: LIN                  MIKE
                               LIN                  KICO
    REGION CODE    ADDRESS   : 3329 MARCEL COURT
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95135
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,465.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,261.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 67.92400
    -----------------------------------------------------------------
0   0007721418     MORTGAGORS: MUSUMECHE            ROCCO

    REGION CODE    ADDRESS   : 404 SKYCREST DRIVE
        02         CITY      :    DANVILLE
                   STATE/ZIP : CA  94506
    MORTGAGE AMOUNT :   299,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,725.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,729.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 64.30100
    -----------------------------------------------------------------
0   0007721426     MORTGAGORS: MARTIN               LLOYD
                               MARTIN               CAROLYN
    REGION CODE    ADDRESS   : 7049 WHITNEY FARM LANE
        02         CITY      :    JAMESVILLE
                   STATE/ZIP : NY  13078
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,777.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,782.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 69.33300
    -----------------------------------------------------------------
0   0007721442     MORTGAGORS: DOIG                 ROBERT
                               DOIG                 MARGARET
    REGION CODE    ADDRESS   : 2140 VIZCAYA CIRCLE
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   286,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,474.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,630.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 59.58300
    -----------------------------------------------------------------
0   0007721459     MORTGAGORS: HASSE                ROBERT

    REGION CODE    ADDRESS   : 24678 FOOTHILLS DRIVE NORTH
        02         CITY      :    GOLDEN
                   STATE/ZIP : CO  80401
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,144.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,097.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 64.22018
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,607,000.00
                               P & I AMT:     14,501.24
                               UPB AMT:   1,586,587.77

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:            7
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007721491     MORTGAGORS: GIBSON               CHARLES
                               GIBSON               STEPHANIE
    REGION CODE    ADDRESS   : 6220 ST. HELENA HWY
        02         CITY      :    NAPA
                   STATE/ZIP : CA  94558
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,591.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,151.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 61.25000
    -----------------------------------------------------------------
0   0007721509     MORTGAGORS: SUN                  LIANG
                               LIU                  CHUNG
    REGION CODE    ADDRESS   : 640 VILLA CENTRE WAY
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95128
    MORTGAGE AMOUNT :   322,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,023.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,962.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0007721517     MORTGAGORS: LACHTANSKI           MICHAEL
                               SANDS                KAREN
    REGION CODE    ADDRESS   : 1574 CARMEL DRIVE
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95125
    MORTGAGE AMOUNT :   367,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    362,475.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,274.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007721525     MORTGAGORS: BURLINGAME           NORMAN
                               BURLINGAME           GAIL
    REGION CODE    ADDRESS   : 2819 JEAN LANE
        02         CITY      :    WESTLAKE VILLAGE
                   STATE/ZIP : CA  91361
    MORTGAGE AMOUNT :   423,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    417,992.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,747.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0007721533     MORTGAGORS: LARCADA              ALBERTO
                               LARCADA              PAMELA
    REGION CODE    ADDRESS   : 11401 OLD CUTLER ROAD
        02         CITY      :    CORAL GABLES
                   STATE/ZIP : FL  33156
    MORTGAGE AMOUNT :   550,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    542,922.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,905.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 44.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,907,700.00
                               P & I AMT:     17,040.94
                               UPB AMT:   1,883,004.46

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:            8
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007721541     MORTGAGORS: LAU                  PAUL
                               LAU                  MARIA
    REGION CODE    ADDRESS   : 1085 JAMAICA STREET
        02         CITY      :    FOSTER CITY
                   STATE/ZIP : CA  94404
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,707.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,502.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 60.00000
    -----------------------------------------------------------------
0   0007721558     MORTGAGORS: BRAUER               STEFAN
                               BEGLEY-BRAUER        KIM
    REGION CODE    ADDRESS   : 117 SOUTH NAVARRA DRIVE
        02         CITY      :    SCOTTS VALLEY
                   STATE/ZIP : CA  95066
    MORTGAGE AMOUNT :   277,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,305.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,451.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 67.89200
    -----------------------------------------------------------------
0   0007721566     MORTGAGORS: DREW                 ELOISE

    REGION CODE    ADDRESS   : 2013 GARLAND COURT
        02         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94595
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,962.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,957.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007721574     MORTGAGORS: LANNING              KEVIN
                               LANNING              RIMA
    REGION CODE    ADDRESS   : 2984 HOLIDAY COURT
        02         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   370,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,238.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,299.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.74747
    -----------------------------------------------------------------
0   0007721582     MORTGAGORS: GEORGE               WILLIAM
                               GEORGE               CHRISTI
    REGION CODE    ADDRESS   : 1972 CIMARRON STREET
        02         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,471.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,637.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/08
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 50.40000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,556,000.00
                               P & I AMT:     14,848.85
                               UPB AMT:   1,535,686.08

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:            9
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007721590     MORTGAGORS: BISHOP               PAUL
                               BISHOP               JANE
    REGION CODE    ADDRESS   : 15 NORTH PELICAN DRIVE
        02         CITY      :    KEY LARGO
                   STATE/ZIP : FL  33037
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    594,287.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,392.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 31.57800
    -----------------------------------------------------------------
0   0007721608     MORTGAGORS: GUEVARA              GILBERTO
                               GUEVARA              LOURDES
    REGION CODE    ADDRESS   : 7839 EAST SAN LUIS DRIVE
        02         CITY      :    ORANGE
                   STATE/ZIP : CA  92869
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,971.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,732.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 74.05000
    -----------------------------------------------------------------
0   0007721616     MORTGAGORS: HOLMQUIST            DAVID

    REGION CODE    ADDRESS   : 260 EAST STRAWBERRY DRIVE
        02         CITY      :    MILL VALLEY
                   STATE/ZIP : CA  94941
    MORTGAGE AMOUNT :   300,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,755.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,743.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 49.26200
    -----------------------------------------------------------------
0   0007721624     MORTGAGORS: BARI                 WAGIH
                               BARI                 PENELOPE
    REGION CODE    ADDRESS   : 805 SOUTH MCKNIGHT ROAD
        02         CITY      :    ST LOUIS
                   STATE/ZIP : MO  63124
    MORTGAGE AMOUNT :   385,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,116.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,494.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 73.47619
    -----------------------------------------------------------------
0   0007721632     MORTGAGORS: MANSBERY             DAVID
                               MANSBERY             LAURIE
    REGION CODE    ADDRESS   : 38 WINDJAMMER COURT
        02         CITY      :    HILTON HEAD ISLAND
                   STATE/ZIP : SC  29928
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,397.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,497.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 84.21052
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,858,750.00
                               P & I AMT:     16,859.91
                               UPB AMT:   1,838,529.18

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           10
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007721640     MORTGAGORS: MINOOKA              HIROTSUGU
                               MINOOKA              ANN
    REGION CODE    ADDRESS   : 1076 S. BLANEY AVENUE
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95129
    MORTGAGE AMOUNT :   342,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,835.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,074.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 72.00000
    -----------------------------------------------------------------
0   0007721657     MORTGAGORS: CHENG                LONG-FUNG
                               CHENG                FWU-JEN
    REGION CODE    ADDRESS   : 43500 LAUREL GLEN COMMON
        02         CITY      :    FREMONT
                   STATE/ZIP : CA  94539
    MORTGAGE AMOUNT :   521,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    514,670.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,543.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007721665     MORTGAGORS: TOY                  CONSTANCE
                               TOY                  THOMAS
    REGION CODE    ADDRESS   : 331 PARROTT DRIVE
        02         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94402
    MORTGAGE AMOUNT :   477,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    471,421.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,291.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 63.24503
    -----------------------------------------------------------------
0   0007721681     MORTGAGORS: HERHUSKY             MICHAEL
                               HERHUSKY             EVAMARIE
    REGION CODE    ADDRESS   : 24817 OUTLOOK COURT
        02         CITY      :    CARMEL
                   STATE/ZIP : CA  93923
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    491,106.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,459.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 69.93007
    -----------------------------------------------------------------
0   0007721699     MORTGAGORS: ADEBAYO              MATTHEW

    REGION CODE    ADDRESS   : 3220 GATELAND COURT
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   263,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,849.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,404.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.25700
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,104,500.00
                               P & I AMT:     18,773.38
                               UPB AMT:   2,077,883.24

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           11
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007721707     MORTGAGORS: CHEUNG               EDMUND
                               CHEUNG               ARLENE
    REGION CODE    ADDRESS   : 3506 MILBURN STREET
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   333,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    330,572.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,999.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007721715     MORTGAGORS: GIULIANI             FRANK
                               GIULIANI             COLLEEN
    REGION CODE    ADDRESS   : 539 CUESTA DRIVE
        02         CITY      :    APTOS
                   STATE/ZIP : CA  95003
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,400.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,500.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 32.47000
    -----------------------------------------------------------------
0   0007721731     MORTGAGORS: YU                   TIM
                               JEW                  NATALIE
    REGION CODE    ADDRESS   : 3115 GOUGH STREET
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94123
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    644,009.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,979.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 65.65600
    -----------------------------------------------------------------
0   0007721756     MORTGAGORS: TOY                  ANTHONY
                               TOY                  GRACE
    REGION CODE    ADDRESS   : 10130 CRESCENT ROAD
        02         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   342,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,778.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,097.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 50.66666
    -----------------------------------------------------------------
0   0007721764     MORTGAGORS: OBSTFELD             MAURICE
                               FUCHS                LESLIE ANN
    REGION CODE    ADDRESS   : 811 SAN DIEGO ROAD
        02         CITY      :    BERKELEY
                   STATE/ZIP : CA  94707
    MORTGAGE AMOUNT :   305,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,158.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,784.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 56.48148
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,906,750.00
                               P & I AMT:     17,361.64
                               UPB AMT:   1,888,919.68

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           12
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007721772     MORTGAGORS: KULLA                MARC
                               KULLA                LING LING
    REGION CODE    ADDRESS   : 530 MINTON LANE
        02         CITY      :    MOUNTAIN VIEW
                   STATE/ZIP : CA  94041
    MORTGAGE AMOUNT :   305,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,096.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,741.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.25000
    -----------------------------------------------------------------
0   0007721780     MORTGAGORS: CRAMER               KIRBY

    REGION CODE    ADDRESS   : 3238 WEST LAKE SAMMAMISH PKWY S.E.
        02         CITY      :    BELLEVUE
                   STATE/ZIP : WA  98008
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    397,385.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,511.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 48.19277
    -----------------------------------------------------------------
0   0007721798     MORTGAGORS: BOSS                 GERRY
                               PILZ                 RENATE
    REGION CODE    ADDRESS   : 6309 MUIRLANDS DRIVE
        02         CITY      :    LA JOLLA
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   495,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    490,185.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,380.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 55.61700
    -----------------------------------------------------------------
0   0007721806     MORTGAGORS: OLIN                 PAUL
                               OLIN                 MARION
    REGION CODE    ADDRESS   : 70 ATWOOD AVENUE
        02         CITY      :    SAUSALITO
                   STATE/ZIP : CA  94965
    MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    405,778.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,685.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 32.80000
    -----------------------------------------------------------------
0   0007721814     MORTGAGORS: SINGH                ANIL
                               SINGH                RADHA
    REGION CODE    ADDRESS   : 3521 GRAYBURN RD
        02         CITY      :    PASADENA
                   STATE/ZIP : CA  91107
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    377,621.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,442.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 66.08695
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,990,000.00
                               P & I AMT:     17,761.08
                               UPB AMT:   1,973,066.44

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           13
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007721822     MORTGAGORS: WINGES               JERRY
                               HSU-WINGES           CHARLENE
    REGION CODE    ADDRESS   : 60 BATES ROAD
        02         CITY      :    HILLSBOROUGH
                   STATE/ZIP : CA  94010
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,431.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,012.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 26.93877
    -----------------------------------------------------------------
0   0007721830     MORTGAGORS: MCQUILLIN            KEVIN
                               MCQUILLIN            KATHERINE
    REGION CODE    ADDRESS   : 16085 REDWOOD LODGE ROAD
        02         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95030
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,763.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,056.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 59.64912
    -----------------------------------------------------------------
0   0007721848     MORTGAGORS: BAKSH                MOHAMED
                               BAKSH                SUSAN
    REGION CODE    ADDRESS   : 1967 BURGESS CIRCLE
        02         CITY      :    PLACENTIA
                   STATE/ZIP : CA  92870
    MORTGAGE AMOUNT :   264,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,233.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,416.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 77.85200
    -----------------------------------------------------------------
0   0007721863     MORTGAGORS: KANOH                KATSUHIKO
                               KANOH                PATRICIA
    REGION CODE    ADDRESS   : 44 EVIREL PLACE
        02         CITY      :    OAKLAND
                   STATE/ZIP : CA  94611
    MORTGAGE AMOUNT :   242,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,646.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,141.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 71.17647
    -----------------------------------------------------------------
0   0007721871     MORTGAGORS: GOLD                 DAVID
                               GOLD                 KATHERINE
    REGION CODE    ADDRESS   : 2907 SW PERIANDER
        02         CITY      :    PORTLAND
                   STATE/ZIP : OR  97201
    MORTGAGE AMOUNT :   394,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    390,028.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,605.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.80900
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,571,650.00
                               P & I AMT:     14,231.67
                               UPB AMT:   1,555,103.78

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           14
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007721939     MORTGAGORS: JINDAL               SATISH
                               JINDAL               SHIKHA
    REGION CODE    ADDRESS   : 375 ATHERTON STREET
        02         CITY      :    MILTON
                   STATE/ZIP : MA  02186
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    414,653.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,775.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007721947     MORTGAGORS: NOLAN                BRYAN
                               NOLAN                KAREN
    REGION CODE    ADDRESS   : 7 HIGHFIELD COURT
        02         CITY      :    COCKEYSVILLE HUNT
                   STATE/ZIP : MD  21030
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,398.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,985.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 61.15108
    -----------------------------------------------------------------
0   0007721954     MORTGAGORS: OGLESBY              CHARLES

    REGION CODE    ADDRESS   : 3319 TANGLEY STREET
        02         CITY      :    HOUSTON
                   STATE/ZIP : TX  77005
    MORTGAGE AMOUNT :   450,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    443,134.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,016.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007722044     MORTGAGORS: MARTINENAS           VITAS
                               MARTINENAS           WENDY
    REGION CODE    ADDRESS   : 684 CATAMOUNT ROAD
        02         CITY      :    FAIRFIELD
                   STATE/ZIP : CT  06430
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,147.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,526.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 67.44186
    -----------------------------------------------------------------
0   0007722051     MORTGAGORS: CHAFETZ              LAURENCE
                               CHAFETZ              RACHEL
    REGION CODE    ADDRESS   : 195 WOODWARD STREET
        02         CITY      :    NEWTON
                   STATE/ZIP : MA  02159
    MORTGAGE AMOUNT :   649,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    642,754.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,788.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 72.51396
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,149,400.00
                               P & I AMT:     19,091.53
                               UPB AMT:   2,121,087.82

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           15
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007722135     MORTGAGORS: HYDE                 GENEVA
                               DAVIS                TERRY
    REGION CODE    ADDRESS   : 1253 PASADENA AVENUE
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30306
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,652.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,195.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 65.79634
    -----------------------------------------------------------------
0   0007722192     MORTGAGORS: LESNAK               LAWRENCE
                               LESNAK               LILLIAN
    REGION CODE    ADDRESS   : 9155 EAST STAR HILL TRAIL
        02         CITY      :    LITTLETON
                   STATE/ZIP : CO  80124
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    495,239.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,494.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.59124
    -----------------------------------------------------------------
0   0007722226     MORTGAGORS: MIYOSHI              DUANE
                               MIYOSHI              JOCELYN
    REGION CODE    ADDRESS   : 1316 DUKE WAY
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95125
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    364,382.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,231.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 58.88000
    -----------------------------------------------------------------
0   0007722234     MORTGAGORS: LIM                  HOWARD
                               LIM                  SUN
    REGION CODE    ADDRESS   : 9090 CREST HILL COURT
        02         CITY      :    GILROY
                   STATE/ZIP : CA  95020
    MORTGAGE AMOUNT :   227,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,037.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,042.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 64.91428
    -----------------------------------------------------------------
0   0007722242     MORTGAGORS: GOSPE                STEPHEN
                               BONETTI              LISA
    REGION CODE    ADDRESS   : 1629 CANARY DRIVE
        02         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94087
    MORTGAGE AMOUNT :   249,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,954.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,277.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 45.40491
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,596,700.00
                               P & I AMT:     14,240.10
                               UPB AMT:   1,581,266.08

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           16
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007722259     MORTGAGORS: THUMMA               BALA
                               THUMMA               RENUKA
    REGION CODE    ADDRESS   : 939 COVENTRY CIRCLE
        02         CITY      :    MILPITAS
                   STATE/ZIP : CA  95035
    MORTGAGE AMOUNT :   253,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,243.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,312.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 78.42105
    -----------------------------------------------------------------
0   0007722275     MORTGAGORS: LO                   ROXANA
                               YU                   CLEMENT
    REGION CODE    ADDRESS   : 147 MENDOSA AVENUE
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94116
    MORTGAGE AMOUNT :   538,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    532,878.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,835.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.73300
    -----------------------------------------------------------------
0   0007722291     MORTGAGORS: KALRA                GURJEET
                               KALRA                JOGINDER
    REGION CODE    ADDRESS   : 2629 CHAMBERS LANE
        02         CITY      :    PLANO
                   STATE/ZIP : TX  75093
    MORTGAGE AMOUNT :   408,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    404,625.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,615.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 65.37600
    -----------------------------------------------------------------
0   0007722317     MORTGAGORS: RAMOJI               RAVINDRAN
                               RAMOJI               KANAKALATHA
    REGION CODE    ADDRESS   : 624 ANGUS DRIVE
        02         CITY      :    MILPITAS
                   STATE/ZIP : CA  95035
    MORTGAGE AMOUNT :   278,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,381.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,518.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 52.95200
    -----------------------------------------------------------------
0   0007722325     MORTGAGORS: LIU                  TZUNG-YING
                               HWA                  JUDI
    REGION CODE    ADDRESS   : 1202 SOUTH 8TH STREET
        02         CITY      :    ARCADIA
                   STATE/ZIP : CA  91006
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    376,497.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,495.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 61.29000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,857,900.00
                               P & I AMT:     16,777.66
                               UPB AMT:   1,839,627.14

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           17
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007722333     MORTGAGORS: LUM                  EDWARD
                               LUM                  SIEW-KAM
    REGION CODE    ADDRESS   : 10 STONEBROOK
        02         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,253.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,480.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.68800
    -----------------------------------------------------------------
0   0007722341     MORTGAGORS: PHAM                 TIN
                               HUYEN                HUU
    REGION CODE    ADDRESS   : 321 MONROE DRIVE
        02         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94306
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    396,025.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,484.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007722358     MORTGAGORS: ZHANG                YIMIN
                               LU                   QING
    REGION CODE    ADDRESS   : 3777 CASS WAY
        02         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94306
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    435,583.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,076.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 66.07900
    -----------------------------------------------------------------
0   0007722366     MORTGAGORS: VYAS                 SATISH
                               VYAS                 KUSUM
    REGION CODE    ADDRESS   : 3969 LAPLAYA LANE
        02         CITY      :    ORCHARD LAKE
                   STATE/ZIP : MI  48324
    MORTGAGE AMOUNT :   502,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    496,102.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,516.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 35.89200
    -----------------------------------------------------------------
0   0007722374     MORTGAGORS: LESTER               MARC
                               LESTER               AMY
    REGION CODE    ADDRESS   : 67 MEADOW DRIVE
        02         CITY      :    MILL VALLEY
                   STATE/ZIP : CA  94941
    MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,658.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,211.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 57.88200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,874,500.00
                               P & I AMT:     16,769.19
                               UPB AMT:   1,845,622.68

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           18
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007722382     MORTGAGORS: LESLIE               DONALD
                               SWIFT                GAYLE
    REGION CODE    ADDRESS   : 5795 BENNETT VALLEY RD.
        02         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95404
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,366.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,560.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 55.71400
    -----------------------------------------------------------------
0   0007722390     MORTGAGORS: WAIBEL               ALBRECHT

    REGION CODE    ADDRESS   : 5 OWL HILL COURT
        02         CITY      :    ORINDA
                   STATE/ZIP : CA  94563
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,853.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,809.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 71.11100
    -----------------------------------------------------------------
0   0007722408     MORTGAGORS: OLDENKAMP            DAVID
                               OLDENKAMP            MARJORIE
    REGION CODE    ADDRESS   : 17816 RAYEN STREET
        02         CITY      :    NORTHRIDGE
                   STATE/ZIP : CA  91325
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,268.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,318.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 65.00000
    -----------------------------------------------------------------
0   0007722416     MORTGAGORS: INOKUCHI             THAD
                               INOKUCHI             KATHY
    REGION CODE    ADDRESS   : 154 MERCED AVENUE
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94127
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,930.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,831.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 54.23700
    -----------------------------------------------------------------
0   0007722424     MORTGAGORS: BENEDETTI            DONNA
                               BENEDETTI            PAUL
    REGION CODE    ADDRESS   : 255 KANE DRIVE
        02         CITY      :    HOLLISTER
                   STATE/ZIP : CA  95023
    MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,565.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,256.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 77.84600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,543,000.00
                               P & I AMT:     13,776.71
                               UPB AMT:   1,526,984.93

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           19
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007722432     MORTGAGORS: BIEN                 ELLIOT
                               ZISHKA               B.
    REGION CODE    ADDRESS   : 23 PALOMINO ROAD
        02         CITY      :    NOVATO
                   STATE/ZIP : CA  94947
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    357,646.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,160.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 60.00000
    -----------------------------------------------------------------
0   0007722440     MORTGAGORS: KWONG                MICHAEL
                               CHOY                 SUSAN
    REGION CODE    ADDRESS   : 110 CASTENADA AVENUE
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94116
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,918.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,452.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 44.35400
    -----------------------------------------------------------------
0   0007722457     MORTGAGORS: BICKERTON            CHARLIE
                               BICKERTON            SUSAN
    REGION CODE    ADDRESS   : 4450 WALNUT BOULEVARD
        02         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94596
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    596,243.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,434.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.33500
    -----------------------------------------------------------------
0   0007722465     MORTGAGORS: BERENBAUM            BLAKE
                               BERENBAUM            JAMIE
    REGION CODE    ADDRESS   : 82 FLORENCE DRIVE
        02         CITY      :    RICHBORO
                   STATE/ZIP : PA  18954
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,871.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,079.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.27200
    -----------------------------------------------------------------
0   0007722473     MORTGAGORS: XU                   PING
                               MEI                  ZEQUN
    REGION CODE    ADDRESS   : 10289 BRITTANY COURT
        02         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,071.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,789.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 62.53800
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,883,000.00
                               P & I AMT:     16,918.17
                               UPB AMT:   1,862,752.98

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           20
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007722499     MORTGAGORS: VOGL                 DAVID

    REGION CODE    ADDRESS   : 410 MOSELEY ROAD
        02         CITY      :    HILLSBOROUGH
                   STATE/ZIP : CA  94010
    MORTGAGE AMOUNT :   444,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    441,159.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,959.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 40.36300
    -----------------------------------------------------------------
0   0007722507     MORTGAGORS: EPINO                ROGELIO
                               EPINO                CELIA
    REGION CODE    ADDRESS   : 4085 EAGLE NEST LANE
        02         CITY      :    DANVILLE
                   STATE/ZIP : CA  94506
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,671.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,307.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 47.17900
    -----------------------------------------------------------------
0   0007722515     MORTGAGORS: EL SANADI            RAEF
                               EL SANADI            MARY
    REGION CODE    ADDRESS   : 10 SANTA MARIA
        02         CITY      :    FOOTHILL RANCH
                   STATE/ZIP : CA  92610
    MORTGAGE AMOUNT :   279,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,309.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,586.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 70.63200
    -----------------------------------------------------------------
0   0007722523     MORTGAGORS: REDDY                VIJAY
                               REDDY                SURYA
    REGION CODE    ADDRESS   : 4102 MARGARET COURT
        02         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94403
    MORTGAGE AMOUNT :   322,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,524.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,966.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007722549     MORTGAGORS: LIU                  DAVID

    REGION CODE    ADDRESS   : 98 CRESTLAKE DRIVE
        02         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94132
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,347.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,035.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 66.32600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,738,500.00
                               P & I AMT:     15,856.59
                               UPB AMT:   1,726,012.11

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           21
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007722663     MORTGAGORS: GOLDBERG             FREDRIC
                               GOLDBERG             JULIA
    REGION CODE    ADDRESS   : 130 ANSELM ROAD
        02         CITY      :    RICHBORO
                   STATE/ZIP : PA  18954
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,911.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,966.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.64700
    -----------------------------------------------------------------
0   0007722671     MORTGAGORS: SULLENBARGER         DANIEL
                               SULLENBARGER         LAUREN
    REGION CODE    ADDRESS   : 18806 MOUNTAIN SPRING DRIVE
        02         CITY      :    SPRING
                   STATE/ZIP : TX  77379
    MORTGAGE AMOUNT :   247,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,647.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,186.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 71.60800
    -----------------------------------------------------------------
0   0007722689     MORTGAGORS: FIORILLO             STEVEN
                               LEFEBVRE             CINDY
    REGION CODE    ADDRESS   : 1296 MAYETTE AVENUE
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95125
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,309.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,445.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 52.94100
    -----------------------------------------------------------------
0   0007722697     MORTGAGORS: MAGANA               JAMES
                               MAGANA               SHIRLEY
    REGION CODE    ADDRESS   : 24 ROCKLAND MILLS #24
        02         CITY      :    ROCKLAND
                   STATE/ZIP : DE  19732
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    342,793.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,076.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007722713     MORTGAGORS: BOLDT                JOHN
                               BOLDT                VERONICA
    REGION CODE    ADDRESS   : 248 CANADA VERDE
        02         CITY      :    SAN ANTONIO
                   STATE/ZIP : TX  78232
    MORTGAGE AMOUNT :   248,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,985.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,248.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 71.94200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,440,250.00
                               P & I AMT:     12,923.22
                               UPB AMT:   1,425,646.65

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           22
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007722739     MORTGAGORS: GARG                 AMIT
                               GARG                 MANJU
    REGION CODE    ADDRESS   : 25 BALFOUR DRIVE
        02         CITY      :    BLOOMFIELD HILLS
                   STATE/ZIP : MI  48304
    MORTGAGE AMOUNT :   632,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    620,056.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,682.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 52.68300
    -----------------------------------------------------------------
0   0007722747     MORTGAGORS: COLLINS              THOMAS
                               COLLINS              BETSY
    REGION CODE    ADDRESS   : 649 RADCLIFFE AVENUE
        02         CITY      :    PACIFIC PALISADES
                   STATE/ZIP : CA  90272
    MORTGAGE AMOUNT :   368,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    361,472.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,362.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 52.62800
    -----------------------------------------------------------------
0   0007722762     MORTGAGORS: HENDERSON            STEVEN
                               HENDERSON            ELIZABETH
    REGION CODE    ADDRESS   : 2184 EBBESEN AVENUE
        02         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   287,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,423.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,619.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.58900
    -----------------------------------------------------------------
0   0007722770     MORTGAGORS: RANA                 RAJESH
                               RANA                 CHHAYA
    REGION CODE    ADDRESS   : 2313 VERSAILLES COURT
        02         CITY      :    HEATH
                   STATE/ZIP : TX  75087
    MORTGAGE AMOUNT :   460,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    448,712.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,170.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   04/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.71600
    -----------------------------------------------------------------
0   0007722788     MORTGAGORS: PEROTTI              ROBERT
                               PEROTTI              TERESA
    REGION CODE    ADDRESS   : 2716 WESLEY AVENUE
        02         CITY      :    OCEAN CITY
                   STATE/ZIP : NJ  08226
    MORTGAGE AMOUNT :   386,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,403.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,523.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.58700
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,134,050.00
                               P & I AMT:     19,359.87
                               UPB AMT:   2,096,069.33

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           23
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007722796     MORTGAGORS: MORROW               MICHAEL
                               HEATON               CAROLE
    REGION CODE    ADDRESS   : 179 PINE STREET
        02         CITY      :    MEDFIELD
                   STATE/ZIP : MA  02052
    MORTGAGE AMOUNT :   385,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    378,017.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,491.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 66.34200
    -----------------------------------------------------------------
0   0007722804     MORTGAGORS: JETTON               RICHARD
                               JETTON               ANNA
    REGION CODE    ADDRESS   : 2890 REDWOOD ROAD
        02         CITY      :    NAPA
                   STATE/ZIP : CA  94558
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,799.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,327.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007722812     MORTGAGORS: LORTZ                WILLIAM
                               LORTZ                PATRICE
    REGION CODE    ADDRESS   : 3724 NICHOLE AVENUE
        02         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94588
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,160.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,675.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 31.74600
    -----------------------------------------------------------------
0   0007722820     MORTGAGORS: LOWRY                MARK
                               LOWRY                DEBRA
    REGION CODE    ADDRESS   : 2437 IRMA WAY
        02         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94546
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,176.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,675.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007722838     MORTGAGORS: JOHNSON              JOSEPH

    REGION CODE    ADDRESS   : 84 EAGLE CHASE RD.
        02         CITY      :    WOODBURY
                   STATE/ZIP : NY  11797
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    433,126.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,016.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,680,450.00
                               P & I AMT:     15,187.08
                               UPB AMT:   1,648,280.15

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           24
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007722846     MORTGAGORS: DIBBLE               THEODORE
                               DIBBLE               ANNA
    REGION CODE    ADDRESS   : 27 BURNING TREE DRIVE
        02         CITY      :    NOVATO
                   STATE/ZIP : CA  94949
    MORTGAGE AMOUNT :   532,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    521,672.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,744.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007722853     MORTGAGORS: AVNER                FRED

    REGION CODE    ADDRESS   : 155 LINDA VISTA WAY
        02         CITY      :    MILLBRAE
                   STATE/ZIP : CA  94030
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,477.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,353.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 70.52600
    -----------------------------------------------------------------
0   0007722861     MORTGAGORS: HIRSCHMANN           JOSEPH
                               HIRSCHMANN           SANDRA
    REGION CODE    ADDRESS   : 1275 BLACK MOUNTAIN ROAD
        02         CITY      :    HILLSBOROUGH
                   STATE/ZIP : CA  94010
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    639,515.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,797.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 60.46500
    -----------------------------------------------------------------
0   0007722879     MORTGAGORS: GRIFFIN              JAMES
                               GRIFFIN              TAMMY
    REGION CODE    ADDRESS   : 4113 MONTPELIER RD
        02         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20853
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,622.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,984.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007722895     MORTGAGORS: EAGLE  M.D.          KIM
                               EAGLE                DARLENE
    REGION CODE    ADDRESS   : 2820 E DELHI
        02         CITY      :    ANN ARBOR
                   STATE/ZIP : MI  48103
    MORTGAGE AMOUNT :   393,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,008.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,510.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 60.56100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,175,650.00
                               P & I AMT:     19,389.67
                               UPB AMT:   2,137,295.95

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           25
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007722903     MORTGAGORS: KELLY                ROBERT
                               KELLY                MAUREEN
    REGION CODE    ADDRESS   : 4 PILGRIM ROAD
        02         CITY      :    MARSHFIELD
                   STATE/ZIP : MA  02050
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,982.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,921.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.41800
    -----------------------------------------------------------------
0   0007722911     MORTGAGORS: DEALY                ROBERT
                               STARK                SHELLEY
    REGION CODE    ADDRESS   : 6580 BEACON STREET
        02         CITY      :    PITTSBURGH
                   STATE/ZIP : PA  15217
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,113.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,675.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007722929     MORTGAGORS: BASKIN               ELIOT
                               BASKIN               HILARY
    REGION CODE    ADDRESS   : 2253 AUGUSTA DRIVE
        02         CITY      :    EVERGREEN
                   STATE/ZIP : CO  80439
    MORTGAGE AMOUNT :   355,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,231.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,143.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007722937     MORTGAGORS: BALAKRISHNAN         SIVASUBRAMANYA
                               BALAKRISHNAN         ROJA
    REGION CODE    ADDRESS   : 11560 FOREST LAKES DRIVE
        02         CITY      :    ROLLA
                   STATE/ZIP : MO  65401
    MORTGAGE AMOUNT :   298,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,705.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,662.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007722945     MORTGAGORS: COSBY                MICHAEL
                               COSBY                ANNE
    REGION CODE    ADDRESS   : 6170 SOUTH POTOMAC WAY
        02         CITY      :    ENGLEWOOD
                   STATE/ZIP : CO  80111
    MORTGAGE AMOUNT :   339,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,076.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,052.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.99800
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,613,300.00
                               P & I AMT:     14,454.54
                               UPB AMT:   1,585,109.67

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           26
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007722952     MORTGAGORS: HUFF                 LINDA
                               MARBLE               JOHN
    REGION CODE    ADDRESS   : 1608 NW LACAMAS DRIVE
        02         CITY      :    CAMAS
                   STATE/ZIP : WA  98607
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,993.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,274.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 63.27500
    -----------------------------------------------------------------
0   0007722960     MORTGAGORS: GARNER               STEVEN
                               GARNER               STACY
    REGION CODE    ADDRESS   : 1131 S KENTWOOD
        02         CITY      :    SPRINGFIELD
                   STATE/ZIP : MO  65804
    MORTGAGE AMOUNT :   393,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,089.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,565.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007722978     MORTGAGORS: GARB                 RONALD
                               BROWN                KAREN
    REGION CODE    ADDRESS   : 5449 JOHN DREAPER DRIVE
        02         CITY      :    HOUSTON
                   STATE/ZIP : TX  77056
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,994.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,862.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007722986     MORTGAGORS: ELSE                 THOMAS
                               ELSE                 KAREN
    REGION CODE    ADDRESS   : 546-A MINER ROAD
        02         CITY      :    ORINDA
                   STATE/ZIP : CA  95463
    MORTGAGE AMOUNT :   616,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    600,297.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,579.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   03/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.21300
    -----------------------------------------------------------------
0   0007733975     MORTGAGORS: SCHMIDT              ROBERT
                               SCHMIDT              MARY
    REGION CODE    ADDRESS   : 61 BEECHAM COURT
        02         CITY      :    OWINGS MILLS
                   STATE/ZIP : MD  21117
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,053.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,212.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 48.82800
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,830,600.00
                               P & I AMT:     16,494.23
                               UPB AMT:   1,792,427.32

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           27
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007733983     MORTGAGORS: LYDAY                LARRY
                               LYDAY                LENNA
    REGION CODE    ADDRESS   : 11117 SLOOP COURT
        02         CITY      :    INDIANAPOLIS
                   STATE/ZIP : IN  46236
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,288.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,497.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 59.57400
    -----------------------------------------------------------------
0   0007733991     MORTGAGORS: BENSKO               JAMES
                               BENSKO               ROWAN
    REGION CODE    ADDRESS   : 3176 REDSTONE ROAD
        02         CITY      :    BOULDER
                   STATE/ZIP : CO  80303
    MORTGAGE AMOUNT :   333,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    330,869.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,969.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 70.10500
    -----------------------------------------------------------------
0   0007734007     MORTGAGORS: HE                   STEVEN
                               HE                   XIAOHUA
    REGION CODE    ADDRESS   : 5252 TAMMANY TRAIL
        02         CITY      :    CARMEL
                   STATE/ZIP : IN  46033
    MORTGAGE AMOUNT :   247,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,519.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,203.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99352
    -----------------------------------------------------------------
0   0007734015     MORTGAGORS: WILSON               DAVID
                               WILSON               DEBRA
    REGION CODE    ADDRESS   : 3235 N. OHIO STREET
        02         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22207
    MORTGAGE AMOUNT :   424,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    421,842.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,845.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007734049     MORTGAGORS: LAIR                 JAMES
                               LAIR                 JANISE
    REGION CODE    ADDRESS   : 2050 EAKINS COURT
        02         CITY      :    RESTON
                   STATE/ZIP : VA  20191
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,166.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,464.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.86600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,554,600.00
                               P & I AMT:     13,980.85
                               UPB AMT:   1,542,686.43

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           28
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007734056     MORTGAGORS: ALONSO               CARLOS
                               LUBELL               ANNE
    REGION CODE    ADDRESS   : 390 MILL CREEK BEND
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30307
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,016.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,764.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 63.83600
    -----------------------------------------------------------------
0   0007734064     MORTGAGORS: WHITE                LLOYD
                               WHITE                NATALIE
    REGION CODE    ADDRESS   : 806 KLEBERG COURT
        02         CITY      :    SOUTHLAKE
                   STATE/ZIP : TX  76092
    MORTGAGE AMOUNT :   269,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,322.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,344.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 78.22600
    -----------------------------------------------------------------
0   0007734080     MORTGAGORS: TOWERY               VICTOR
                               TOWERY               STACY
    REGION CODE    ADDRESS   : 7528 RIVER FORK DRIVE
        02         CITY      :    NASHVILLE
                   STATE/ZIP : TN  37221
    MORTGAGE AMOUNT :   239,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,901.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,118.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 89.98300
    -----------------------------------------------------------------
0   0007734098     MORTGAGORS: HOWLAND              KENNETH

    REGION CODE    ADDRESS   : 5631 HIGHLAND ROAD
        02         CITY      :    DANVILLE
                   STATE/ZIP : CA  94506
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,604.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,717.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 54.05400
    -----------------------------------------------------------------
0   0007734114     MORTGAGORS: JOHNSON              MARK
                               JOHNSON              JULIE
    REGION CODE    ADDRESS   : 200 LIDO PLACE
        02         CITY      :    FULLERTON
                   STATE/ZIP : CA  92835
    MORTGAGE AMOUNT :   291,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,178.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,635.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 72.75000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,409,550.00
                               P & I AMT:     12,581.30
                               UPB AMT:   1,399,023.50

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           29
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007734130     MORTGAGORS: REGLOS               RAMON
                               REGLOS               CORAZON
    REGION CODE    ADDRESS   : 804 RIDGEPOINTE COURT
        02         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   476,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    471,320.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,179.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007734148     MORTGAGORS: SIEGAL               MICHAEL
                               SIEGAL               DAVIDA
    REGION CODE    ADDRESS   : 8850 NORTH KILDARE
        02         CITY      :    SKOKIE
                   STATE/ZIP : IL  60076
    MORTGAGE AMOUNT :   281,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,631.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,471.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 76.08100
    -----------------------------------------------------------------
0   0007734155     MORTGAGORS: GASTON               BERNARD
                               GASTON               MARGO
    REGION CODE    ADDRESS   : 7521 WEST 82ND STREET
        02         CITY      :    PLAYA DEL REY
                   STATE/ZIP : CA  90293
    MORTGAGE AMOUNT :   263,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,868.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,400.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 50.38314
    -----------------------------------------------------------------
0   0007734288     MORTGAGORS: WAITKUS              DEBORAH
                               WAITKUS              JOHN
    REGION CODE    ADDRESS   : 4631 EAST PALOMINO ROAD
        02         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85018
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,401.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,318.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007734296     MORTGAGORS: LEE                  JAY
                               LEE                  MELISSA
    REGION CODE    ADDRESS   : 3335 EAST TONTO DRIVE
        02         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85044
    MORTGAGE AMOUNT :   438,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    436,603.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,906.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,833,500.00
                               P & I AMT:     16,276.40
                               UPB AMT:   1,792,825.19

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           30
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007734304     MORTGAGORS: JUSTICE              JAY
                               JUSTICE              KATHI
    REGION CODE    ADDRESS   : 2772 HUNTERS DRIVE
        02         CITY      :    GERMANTOWN
                   STATE/ZIP : TN  38138
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,226.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,246.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007740467     MORTGAGORS: LEEDY                MICHAEL
                               LEEDY                MARGARET
    REGION CODE    ADDRESS   : 318 MEADOW LN
        02         CITY      :    SEWICKLEY
                   STATE/ZIP : PA  15143
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,686.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,127.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007740475     MORTGAGORS: UMBAUGH              ROGER
                               UMBAUGH              CAROL
    REGION CODE    ADDRESS   : 19646 W 12TH ROAD
        02         CITY      :    PLYMOUTH
                   STATE/ZIP : IN  46563
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,102.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,425.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007740483     MORTGAGORS: IKNADOSSIAN          ARMEN
                               IKNADOSSIAN          SHAKE
    REGION CODE    ADDRESS   : 1385 CORONET AVE
        02         CITY      :    PASADENA
                   STATE/ZIP : CA  91107
    MORTGAGE AMOUNT :   281,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,295.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,506.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 73.94700
    -----------------------------------------------------------------
0   0007740509     MORTGAGORS: STEFFES              PETER
                               STEFFES              PATRICIA
    REGION CODE    ADDRESS   : 7799 BATTLES RD
        02         CITY      :    GATES MILLS
                   STATE/ZIP : OH  44040
    MORTGAGE AMOUNT :   516,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    512,554.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,459.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,665,000.00
                               P & I AMT:     14,765.91
                               UPB AMT:   1,649,865.86

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           31
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007740517     MORTGAGORS: HOLMBERG             BRIAN
                               STRICKLAND-HOLM      MARIE
    REGION CODE    ADDRESS   : 6005 RAINBOW HILL ROAD
        02         CITY      :    AGOURA HILLS
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   486,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    482,957.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,402.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.14200
    -----------------------------------------------------------------
0   0007740525     MORTGAGORS: MILLER               GERALD
                               MILLER               CHERI
    REGION CODE    ADDRESS   : 1824 FALCON RIDGE DR
        02         CITY      :    PETALUMA
                   STATE/ZIP : CA  94954
    MORTGAGE AMOUNT :   371,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    370,763.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,317.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99700
    -----------------------------------------------------------------
0   0007740582     MORTGAGORS: VAN VALER            JOE
                               VAN VALER            CONSTANCE
    REGION CODE    ADDRESS   : 344 LAWNWOOD DR
        02         CITY      :    GREENWOOD
                   STATE/ZIP : IN  46142
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,551.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,355.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 66.66600
    -----------------------------------------------------------------
0   0007740608     MORTGAGORS: GASHASH              H
                               GASHASH              ROWADA
    REGION CODE    ADDRESS   : 5451 GOVERNORS AVE
        02         CITY      :    CANTON
                   STATE/ZIP : OH  44718
    MORTGAGE AMOUNT :   231,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,504.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,112.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.20000
    -----------------------------------------------------------------
0   0007740616     MORTGAGORS: GREEN                CARRIE
                               VAREL                NICHOLAS
    REGION CODE    ADDRESS   : 3417 HAYNIE AVE
        02         CITY      :    UNIVERSITY PARK
                   STATE/ZIP : TX  75205
    MORTGAGE AMOUNT :   500,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    496,589.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,397.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 79.99900
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,850,200.00
                               P & I AMT:     16,584.58
                               UPB AMT:   1,835,366.95

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           32
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007740624     MORTGAGORS: SLOAN                JAMES
                               SLOAN                SUE
    REGION CODE    ADDRESS   : 5 RIPTIDE COURT
        02         CITY      :    SALEM
                   STATE/ZIP : SC  29676
    MORTGAGE AMOUNT :   282,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,156.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,475.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 79.77300
    -----------------------------------------------------------------
0   0007740673     MORTGAGORS: MEYERS               R.
                               MEYERS               DAWN
    REGION CODE    ADDRESS   : 5577 SALISBURY DRIVE
        02         CITY      :    ROANOKE
                   STATE/ZIP : VA  24018
    MORTGAGE AMOUNT :   259,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,501.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,354.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99600
    -----------------------------------------------------------------
0   0007740954     MORTGAGORS: LACIS                ANDRIS
                               LACIS                DAGNIJA
    REGION CODE    ADDRESS   : 2850 PINE LAKE
        02         CITY      :    WEST BLOOMFIELD
                   STATE/ZIP : MI  48324
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,808.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,170.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 42.68200
    -----------------------------------------------------------------
0   0007740970     MORTGAGORS: BUCKINGHAM           MICHAEL
                               BUCKINGHAM           JULIE
    REGION CODE    ADDRESS   : 3994 OLD POSTE RD
        02         CITY      :    COLUMBUS
                   STATE/ZIP : OH  43221
    MORTGAGE AMOUNT :   448,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    443,734.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,026.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.29200
    -----------------------------------------------------------------
0   0007740988     MORTGAGORS: LIPPE                GARY
                               LIPPE                RANDI
    REGION CODE    ADDRESS   : 2624 BUTTERWING RD
        02         CITY      :    PEPPER PIKE
                   STATE/ZIP : OH  44124
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,038.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,786.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 34.44400
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,649,950.00
                               P & I AMT:     14,814.20
                               UPB AMT:   1,637,240.63

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           33
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007741044     MORTGAGORS: BEEBE                HUGH
                               STARR                CARIN
    REGION CODE    ADDRESS   : 537 E FRONT ST
        02         CITY      :    PERRYSBURG
                   STATE/ZIP : OH  43551
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,558.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,532.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0007741077     MORTGAGORS: PACE                 LAWRENCE
                               PACE                 BEATRICE
    REGION CODE    ADDRESS   : 2730 CHESTERTON ROAD
        02         CITY      :    SHAKER HTS.
                   STATE/ZIP : OH  44122
    MORTGAGE AMOUNT :   483,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    479,943.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,341.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 70.51000
    -----------------------------------------------------------------
0   0007741242     MORTGAGORS: WILLIAMSON           HUGH

    REGION CODE    ADDRESS   : 416 COLUMBINE STREET
        02         CITY      :    DENVER
                   STATE/ZIP : CO  80206
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    455,714.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,199.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 46.70000
    -----------------------------------------------------------------
0   0007741325     MORTGAGORS: WELLINGTON           L.

    REGION CODE    ADDRESS   : 30075 WELD COUNTY ROAD #18
        02         CITY      :    KENNESBURG
                   STATE/ZIP : CO  80643
    MORTGAGE AMOUNT :   100,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     98,384.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       919.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 41.66600
    -----------------------------------------------------------------
0   0007741333     MORTGAGORS: MURPHY               FRANCIS

    REGION CODE    ADDRESS   : 1150 ADMIRAL CROSSING
        02         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30005
    MORTGAGE AMOUNT :   341,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,888.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,112.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 70.30900
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,774,000.00
                               P & I AMT:     16,106.07
                               UPB AMT:   1,760,488.84

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           34
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007741382     MORTGAGORS: CANOUSE              JOHN
                               CANOUSE              CAROLYN
    REGION CODE    ADDRESS   : 275 SEALE LANE
        02         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30022
    MORTGAGE AMOUNT :   314,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,991.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,800.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 78.50000
    -----------------------------------------------------------------
0   0007741432     MORTGAGORS: DEGROOF              LUC

    REGION CODE    ADDRESS   : 1260 MOUNT PARAN ROAD
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30327
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    645,930.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,887.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 46.42800
    -----------------------------------------------------------------
0   0007741440     MORTGAGORS: HARRIS               STEPHEN
                               HARRIS               CHERYL
    REGION CODE    ADDRESS   : 5005 VISTA DEL MONTE ST
        02         CITY      :    EL PASO
                   STATE/ZIP : TX  79922
    MORTGAGE AMOUNT :   337,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,037.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,956.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/08
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 56.16600
    -----------------------------------------------------------------
0   0007741457     MORTGAGORS: WOESTE               GREGORY
                               WOESTE               VICTORIA
    REGION CODE    ADDRESS   : 925 LAUREL AVENUE
        02         CITY      :    CINCINNATI
                   STATE/ZIP : OH  45246
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,785.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,145.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.68400
    -----------------------------------------------------------------
0   0007741473     MORTGAGORS: HENRY                ROBERT
                               HENRY                GEORGANN
    REGION CODE    ADDRESS   : 4181 N FERNHILL CIRCLE
        02         CITY      :    TUCSON
                   STATE/ZIP : AZ  85750
    MORTGAGE AMOUNT :   365,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    362,665.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,255.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 52.14200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,016,000.00
                               P & I AMT:     19,045.93
                               UPB AMT:   1,992,409.71

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           35
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007741481     MORTGAGORS: EASTER               L.

    REGION CODE    ADDRESS   : 1075 COUNTRY CLUB CIR
        02         CITY      :    BIRMINGHAM
                   STATE/ZIP : AL  35244
    MORTGAGE AMOUNT :   432,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    430,680.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,974.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007741499     MORTGAGORS: STEARS               MICHAEL
                               STEARS               MARIE
    REGION CODE    ADDRESS   : 8449 FIRETHORN COURT
        02         CITY      :    LONGMONT
                   STATE/ZIP : CO  80503
    MORTGAGE AMOUNT :   482,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    478,982.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,366.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 56.50600
    -----------------------------------------------------------------
0   0007741507     MORTGAGORS: RANZER               JUDY
                               RANZER               MARK
    REGION CODE    ADDRESS   : 6221 N. CADENA DE MONTANAS
        02         CITY      :    TUCSON
                   STATE/ZIP : AZ  85718
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,163.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,513.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007741523     MORTGAGORS: CARUSO               MICHELA
                               BALLARD              DAVID
    REGION CODE    ADDRESS   : 414 MT. PARAN ROAD
        02         CITY      :    ATLANTA
                   STATE/ZIP : GA  30327
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    645,886.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,842.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 68.42100
    -----------------------------------------------------------------
0   0007741531     MORTGAGORS: STEPP                LARRY

    REGION CODE    ADDRESS   : 2270 PINEY POINT LANDING
        02         CITY      :    BLAIRSVILLE
                   STATE/ZIP : GA  30512
    MORTGAGE AMOUNT :   264,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,013.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,434.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,112,600.00
                               P & I AMT:     19,129.84
                               UPB AMT:   2,098,727.43

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           36
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007741549     MORTGAGORS: HARTSON              GARY
                               HARTSON              CHRISTINE
    REGION CODE    ADDRESS   : N8757 GRAND VIEW DR
        02         CITY      :    EAST TROY
                   STATE/ZIP : WI  53120
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,645.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,282.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 72.15600
    -----------------------------------------------------------------
0   0007741556     MORTGAGORS: STRICKLAND           WILLIAM
                               STRICKLAND           JEAN
    REGION CODE    ADDRESS   : 5640 FAIRWAY VIEW DR
        02         CITY      :    CHARLOTTE
                   STATE/ZIP : NC  28277
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,679.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,853.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007741564     MORTGAGORS: FISHER               DONA
                               FISHER               MICHAEL
    REGION CODE    ADDRESS   : 5613 EAGLE POINT ST
        02         CITY      :    EL PASO
                   STATE/ZIP : TX  79912
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,871.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,079.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007741572     MORTGAGORS: RIESER               DAVID
                               RIESER               ALEXANDRA
    REGION CODE    ADDRESS   : 1514 FOREST AVE
        02         CITY      :    WILMETTE
                   STATE/ZIP : IL  60091
    MORTGAGE AMOUNT :   404,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    402,725.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,631.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007741580     MORTGAGORS: CONWAY               JOSEPH
                               CONWAY               KEVIN
    REGION CODE    ADDRESS   : 3835 REDCOAT WAY
        02         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30022
    MORTGAGE AMOUNT :   282,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,990.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,522.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 72.05000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,714,800.00
                               P & I AMT:     15,369.24
                               UPB AMT:   1,704,912.97

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           37
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007741598     MORTGAGORS: EDGERTON             DAVID
                               EDGERTON             COSETTE
    REGION CODE    ADDRESS   : 3479 AFRICA ROAD
        02         CITY      :    GALENA
                   STATE/ZIP : OH  43021
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,362.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,283.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 63.61829
    -----------------------------------------------------------------
0   0007741606     MORTGAGORS: TAYLOR               PETER
                               VANIG                THANES
    REGION CODE    ADDRESS   : 5212 E RED ROCK DR
        02         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85018
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,400.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,229.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 38.75900
    -----------------------------------------------------------------
0   0007741614     MORTGAGORS: WEAVER               JEFFREY
                               WEAVER               PATRICIA
    REGION CODE    ADDRESS   : 111 RIDING TRAIL LN
        02         CITY      :    PITTSBURGH
                   STATE/ZIP : PA  15215
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,255.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,567.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 76.11700
    -----------------------------------------------------------------
0   0007741622     MORTGAGORS: SMITH                JAMES
                               SMITH                VALERIE
    REGION CODE    ADDRESS   : 6144 LLANFAIR DRIVE
        02         CITY      :    COLUMBIA
                   STATE/ZIP : MD  21044
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,045.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,390.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007741630     MORTGAGORS: MCGONIGLE            ROBERT
                               MCGONIGLE            CAROL
    REGION CODE    ADDRESS   : 1171 E PLACITA RANA
        02         CITY      :    TUCSON
                   STATE/ZIP : AZ  85718
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    361,745.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,322.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,538,000.00
                               P & I AMT:     13,793.21
                               UPB AMT:   1,517,809.69

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           38
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007741648     MORTGAGORS: MENCHIK              MARK
                               EVANS                BARBARA
    REGION CODE    ADDRESS   : 2543 SANDBURG STREET
        02         CITY      :    DUNN LORING
                   STATE/ZIP : VA  22027
    MORTGAGE AMOUNT :   281,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,221.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,525.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.98861
    -----------------------------------------------------------------
0   0007741663     MORTGAGORS: PEREZ                MANUAL
                               PEREZ                MARTA
    REGION CODE    ADDRESS   : 1212 FALLSMEAD WAY
        02         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   274,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,594.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,446.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.16400
    -----------------------------------------------------------------
0   0007741671     MORTGAGORS: OURIEL               JOY
                               OURIEL               KENNETH
    REGION CODE    ADDRESS   : 32419 PINEBROOK LANE
        02         CITY      :    PEPPER PIKE
                   STATE/ZIP : OH  44124
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    645,841.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,797.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 61.90400
    -----------------------------------------------------------------
0   0007741689     MORTGAGORS: ZIEGLER              THOMAS
                               ZIEGLER              JULE
    REGION CODE    ADDRESS   : 6506 KENWOOD ROAD
        02         CITY      :    CINCINNATI
                   STATE/ZIP : OH  45243
    MORTGAGE AMOUNT :   494,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    490,873.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,440.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.59400
    -----------------------------------------------------------------
0   0007741705     MORTGAGORS: POTTER               JAMES
                               POTTER               MARY
    REGION CODE    ADDRESS   : 1636 WEST LAUREL
        02         CITY      :    SPRINGFIELD
                   STATE/ZIP : IL  62704
    MORTGAGE AMOUNT :   318,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,985.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,836.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 63.22000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,017,350.00
                               P & I AMT:     18,045.90
                               UPB AMT:   2,005,518.26

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           39
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007741713     MORTGAGORS: HOLTAN               BRIAN

    REGION CODE    ADDRESS   : HILL VIEW DR
        02         CITY      :    PINEDALE
                   STATE/ZIP : WY  82951
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,351.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,256.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 59.30232
    -----------------------------------------------------------------
0   0007741721     MORTGAGORS: BERGGREN             RONALD
                               BERGGREN             LINDA
    REGION CODE    ADDRESS   : 26 GOLDEN EAGLE LANE
        02         CITY      :    LITTLETON
                   STATE/ZIP : CO  80127
    MORTGAGE AMOUNT :   458,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    456,539.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,084.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 68.35800
    -----------------------------------------------------------------
0   0007741739     MORTGAGORS: BRAYMER              JOHN
                               BRAYMER              META
    REGION CODE    ADDRESS   : 202 E OXFORD CIR
        02         CITY      :    RICHMOND
                   STATE/ZIP : VA  23221
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,899.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,076.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.67600
    -----------------------------------------------------------------
0   0007741747     MORTGAGORS: KUNKEL               ROBERT
                               KUNKEL               EVA
    REGION CODE    ADDRESS   : 506 UVEDALE
        02         CITY      :    RIVERSIDE
                   STATE/ZIP : IL  60546
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,251.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,174.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 49.18000
    -----------------------------------------------------------------
0   0007741754     MORTGAGORS: BURLEY               JOHN

    REGION CODE    ADDRESS   : 7027 WEST KIMBERLY WAY
        02         CITY      :    GLENDALE
                   STATE/ZIP : AZ  85308
    MORTGAGE AMOUNT :   174,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    171,704.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,604.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,472,400.00
                               P & I AMT:     13,196.47
                               UPB AMT:   1,464,745.51

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           40
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007741762     MORTGAGORS: PADGET               CHARLES
                               PADGET               LAURIE
    REGION CODE    ADDRESS   : 5 MOONBILL LN
        02         CITY      :    SAVANNAH
                   STATE/ZIP : GA  31411
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    398,682.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,484.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 76.19000
    -----------------------------------------------------------------
0   0007741770     MORTGAGORS: DUNCAN               RONALD
                               DUNCAN               SUZANNE
    REGION CODE    ADDRESS   : H 69 BOX 225-D
        02         CITY      :    KINGSTON
                   STATE/ZIP : OK  74349
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,183.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,532.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007741788     MORTGAGORS: GLOVER               WILLIAM
                               GLOVER               JOAN
    REGION CODE    ADDRESS   : 1775 E. BUCK RIDGE PLACE
        02         CITY      :    TUCSON
                   STATE/ZIP : AZ  85737
    MORTGAGE AMOUNT :   328,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,424.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,929.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0007743735     MORTGAGORS: KHERA                GORDI

    REGION CODE    ADDRESS   : 14223 NORTH 14TH DRIVE
        02         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85023
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    397,522.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,651.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 61.53800
    -----------------------------------------------------------------
0   0007743743     MORTGAGORS: GORMLEY              WILLIAM
                               GORMLEY              NATALIA
    REGION CODE    ADDRESS   : 66 SADDLEBROOK LANE
        02         CITY      :    HOUSTON
                   STATE/ZIP : TX  77024
    MORTGAGE AMOUNT :   297,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,074.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,636.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 71.27900
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,710,450.00
                               P & I AMT:     15,235.09
                               UPB AMT:   1,672,888.07

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           41
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007743750     MORTGAGORS: SMITH                JAMES
                               SMITH                SUSAN
    REGION CODE    ADDRESS   : 10672 NE COUNTRY CLUB ROAD
        02         CITY      :    BAINBRIDGE ISLAND
                   STATE/ZIP : WA  98110
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    645,886.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,842.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 51.18100
    -----------------------------------------------------------------
0   0007743768     MORTGAGORS: NELSON               DOUGLAS
                               NELSON               TRUDY
    REGION CODE    ADDRESS   : 1645 LELAND AVENUE
        02         CITY      :    SPRINGFIELD
                   STATE/ZIP : IL  62704
    MORTGAGE AMOUNT :   352,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,612.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,139.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 53.74000
    -----------------------------------------------------------------
0   0007743776     MORTGAGORS: D'AMICO              ANTHONY
                               D'AMICO              DIANE
    REGION CODE    ADDRESS   : 13 HIGHLAND STREET
        02         CITY      :    WESTON
                   STATE/ZIP : MA  02193
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,050.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,768.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.63500
    -----------------------------------------------------------------
0   0007743792     MORTGAGORS: SHKRELI              NICK
                               SHKRELI              DED
    REGION CODE    ADDRESS   : 74 TRANQUILITY DRIVE
        02         CITY      :    EASTON
                   STATE/ZIP : CT  06612
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,074.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,357.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.25000  PRODUCT CODE      :   002
    LTV :                 42.30700
    -----------------------------------------------------------------
0   0007743800     MORTGAGORS: KETOVER              RICHARD
                               KETOVER              CAROL
    REGION CODE    ADDRESS   : 260 KEY PALM ROAD
        02         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33432
    MORTGAGE AMOUNT :   457,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    452,602.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,075.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 29.48300
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,042,000.00
                               P & I AMT:     18,183.79
                               UPB AMT:   2,027,226.81

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           42
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007743818     MORTGAGORS: CURRAN               CHARLES
                               CURRAN               CELESTE
    REGION CODE    ADDRESS   : 13254 PINETREE LAKE DRIVE
        02         CITY      :    TOWN & COUNTRY
                   STATE/ZIP : MO  63017
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,360.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,229.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.25000  PRODUCT CODE      :   002
    LTV :                 79.97500
    -----------------------------------------------------------------
0   0007743826     MORTGAGORS: CARROLL              NINA

    REGION CODE    ADDRESS   : 340 NAHATAN STREET
        02         CITY      :    WESTWOOD
                   STATE/ZIP : MA  02090
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,169.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,458.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 58.33300
    -----------------------------------------------------------------
0   0007743834     MORTGAGORS: THENO                ANNETTE
                               THENO                RICHARD
    REGION CODE    ADDRESS   : 9 GARDNER LANE
        02         CITY      :    DELLWOOD
                   STATE/ZIP : MN  55110
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    372,575.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,318.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 62.50000
    -----------------------------------------------------------------
0   0007743842     MORTGAGORS: WILLIAMS             ROGER
                               WILLIAMS             LINDA
    REGION CODE    ADDRESS   : 640 DORNOCH
        02         CITY      :    ANN ARBOR
                   STATE/ZIP : MI  48103
    MORTGAGE AMOUNT :   433,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    430,200.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,831.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 67.76210
    -----------------------------------------------------------------
0   0007743859     MORTGAGORS: GLASS                MICHAEL
                               GLASS                DIANE
    REGION CODE    ADDRESS   : 80 OAK POINT
        02         CITY      :    WRENTHAM
                   STATE/ZIP : MA  02093
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,670.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,482.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 56.88600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,633,000.00
                               P & I AMT:     14,320.41
                               UPB AMT:   1,620,976.17

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           43
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007743867     MORTGAGORS: TOMAKIN              ERIC
                               TOMAKIN              AMELIA
    REGION CODE    ADDRESS   : 4135 HOLBROOK ROAD
        02         CITY      :    RANDALLSTOWN
                   STATE/ZIP : MD  21133
    MORTGAGE AMOUNT :   251,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,881.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,241.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 78.53100
    -----------------------------------------------------------------
0   0007743875     MORTGAGORS: COX                  JAMES
                               COX                  AMY
    REGION CODE    ADDRESS   : 3517 MADISON ST
        02         CITY      :    OAK BROOK
                   STATE/ZIP : IL  60523
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,958.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,966.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.64700
    -----------------------------------------------------------------
0   0007743883     MORTGAGORS: SNYDER               STEPHEN
                               SNYDER               SUSAN
    REGION CODE    ADDRESS   : 8509 E BLACK POINT ROAD
        02         CITY      :    SYRACUSE
                   STATE/ZIP : IN  46567
    MORTGAGE AMOUNT :   480,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    476,272.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,314.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 34.28500
    -----------------------------------------------------------------
0   0007743891     MORTGAGORS: JOHNSON              DAVID
                               JOHNSON              PATRICIA
    REGION CODE    ADDRESS   : 5539 W MELINDA LAND
        02         CITY      :    GLENDALE
                   STATE/ZIP : AZ  85308
    MORTGAGE AMOUNT :   265,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,589.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,402.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.73300
    -----------------------------------------------------------------
0   0007743909     MORTGAGORS: GRIFFIN              RONALD
                               GRIFFIN              HOPE
    REGION CODE    ADDRESS   : 11616 WHITETAIL LANE
        02         CITY      :    ELLICOTT CITY
                   STATE/ZIP : MD  21042
    MORTGAGE AMOUNT :   601,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    597,196.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,401.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.54838
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,927,550.00
                               P & I AMT:     17,326.42
                               UPB AMT:   1,914,899.57

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           44
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007743917     MORTGAGORS: LAWN-TSAO            LILLY
                               TSAO                 JOSEPH
    REGION CODE    ADDRESS   : 61 FLANAGAN DRIVE
        02         CITY      :    FRAMINGHAM
                   STATE/ZIP : MA  01701
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    358,888.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,286.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 66.05500
    -----------------------------------------------------------------
0   0007743925     MORTGAGORS: RIEMANN              BRADLEY
                               RIEMANN              JILL
    REGION CODE    ADDRESS   : 298 LAC LABELLE DRIVE
        02         CITY      :    OCONOMOWOC
                   STATE/ZIP : WI  53066
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,259.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,381.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 64.32038
    -----------------------------------------------------------------
0   0007743933     MORTGAGORS: KING                 CLAYTON
                               SCHWEITZER-KING      NAOMI
    REGION CODE    ADDRESS   : 2185 E WHITMORE WAY
        02         CITY      :    SALT LAKE, SALT LAKE CITY
                   STATE/ZIP : UT  84121
    MORTGAGE AMOUNT :   255,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,222.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,261.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 68.34200
    -----------------------------------------------------------------
0   0007743941     MORTGAGORS: GUTERMAN             JOHN
                               GUTERMAN             MARY
    REGION CODE    ADDRESS   : 10376 N CORAL HILL ROAD
        02         CITY      :    EPHRAIM
                   STATE/ZIP : WI  54211
    MORTGAGE AMOUNT :   266,524.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,692.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,414.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.03400
    -----------------------------------------------------------------
0   0007743958     MORTGAGORS: ROSENBERG            DAVID

    REGION CODE    ADDRESS   : 10 ROCKLAND STREET
        02         CITY      :    DARTMOUTH
                   STATE/ZIP : MA  02748
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,097.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,508.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,435,124.00
                               P & I AMT:     12,853.09
                               UPB AMT:   1,426,160.25

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           45
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007743966     MORTGAGORS: HUITZINGH            KRUNO
                               HUITZINGH            BARBARA
    REGION CODE    ADDRESS   : 8305 BLUFFVIEW WAY
        02         CITY      :    COLORADO SPRINGS
                   STATE/ZIP : CO  80919
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,060.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,654.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 48.78000
    -----------------------------------------------------------------
0   0007743974     MORTGAGORS: SHARP                RAYMOND
                               SHARP                JOLEEN
    REGION CODE    ADDRESS   : 6591 HARBOR BEACH NORTHEAST
        02         CITY      :    PRIOR LAKE
                   STATE/ZIP : MN  55372
    MORTGAGE AMOUNT :   288,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,654.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,573.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 72.12500
    -----------------------------------------------------------------
0   0007743982     MORTGAGORS: CANDIA               GUILLERMO
                               CANDIA               MORELIA
    REGION CODE    ADDRESS   : 28 RESERVOIR ROAD
        02         CITY      :    COHASSET
                   STATE/ZIP : MA  02025
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,222.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,388.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 68.00000
    -----------------------------------------------------------------
0   0007744006     MORTGAGORS: KATO                 EUGENE

    REGION CODE    ADDRESS   : 340 131ST AVENUE NORTHEAST
        02         CITY      :    BELLEVUE
                   STATE/ZIP : WA  98005
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,284.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,575.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 57.73190
    -----------------------------------------------------------------
0   0007744014     MORTGAGORS: HORITA               YONEKAZU
                               HORITA               MARILYN
    REGION CODE    ADDRESS   : 13321 GLEN TAYLOR LANE
        02         CITY      :    HERNDON
                   STATE/ZIP : VA  20171
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,304.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,363.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 77.94100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,405,500.00
                               P & I AMT:     12,555.07
                               UPB AMT:   1,396,526.32

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           46
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007744022     MORTGAGORS: GRANT                DONNA
                               REILLY               PAUL
    REGION CODE    ADDRESS   : 19 GRAY SQUIRREL DRIVE
        02         CITY      :    NEW CANAAN
                   STATE/ZIP : CT  06840
    MORTGAGE AMOUNT :   472,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    470,494.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,209.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007744030     MORTGAGORS: RANCK                CHRISTOPHER
                               RANCK                CAROL
    REGION CODE    ADDRESS   : 1654 BRIDGEWATER DRIVEE
        02         CITY      :    LAKE MARY
                   STATE/ZIP : FL  32746
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,060.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,654.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 60.00000
    -----------------------------------------------------------------
0   0007744048     MORTGAGORS: ROSENBERG            NEIL
                               ROSENBERG            CATHERINE
    REGION CODE    ADDRESS   : 1610 NOVA ROAD
        02         CITY      :    PINE
                   STATE/ZIP : CO  80470
    MORTGAGE AMOUNT :   303,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,222.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,683.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007746746     MORTGAGORS: ALTEME               NORCILIA
                               ALTEME               VERTILUS
    REGION CODE    ADDRESS   : 14351 S.W. 289 STREET
        01         CITY      :    LEISURE CITY
                   STATE/ZIP : FL  33033
    MORTGAGE AMOUNT :    68,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :     68,158.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       628.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   250
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007746761     MORTGAGORS: KRAMOLIS             RUSSELL
                               KRAMOLIS             STACY
    REGION CODE    ADDRESS   : #2027 STEINKE ROAD
        01         CITY      :    WACO
                   STATE/ZIP : TX  76705
    MORTGAGE AMOUNT :    62,203.07  OPTION TO CONVERT :
    UNPAID BALANCE :     61,197.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       585.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   250
    LTV :                 62.83100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,206,203.07
                               P & I AMT:     10,760.89
                               UPB AMT:   1,200,133.36

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           47
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007746779     MORTGAGORS: STARNES              FREDERICK
                               STARNES              JUDITH
    REGION CODE    ADDRESS   : 24116 FAIRWAY LANE
        01         CITY      :    TRABUCO CANYON
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   196,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    194,845.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,844.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   250
    LTV :                 51.44400
    -----------------------------------------------------------------
0   0007746787     MORTGAGORS: FORMICA              WILLIAM
                               FORMICA              CAROL
    REGION CODE    ADDRESS   : 739 SCHLOSSER ROAD
        01         CITY      :    HARLEYSVILLE
                   STATE/ZIP : PA  19438
    MORTGAGE AMOUNT :   208,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    205,862.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,972.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   250
    LTV :                 71.72400
    -----------------------------------------------------------------
0   0007746795     MORTGAGORS: KIM                  DANIEL

    REGION CODE    ADDRESS   : 205 CHASE OAK CT
        01         CITY      :    YORKTOWN
                   STATE/ZIP : VA  23693
    MORTGAGE AMOUNT :   335,916.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,919.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,161.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   250
    LTV :                 79.03900
    -----------------------------------------------------------------
0   0007746803     MORTGAGORS: OU                   PINSON
                               OU                   JIN
    REGION CODE    ADDRESS   : 3135 COLONIAL CROSSING DRIVE
        01         CITY      :    SUGAR LAND
                   STATE/ZIP : TX  77479
    MORTGAGE AMOUNT :   148,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    146,181.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,361.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   250
    LTV :                 74.74700
    -----------------------------------------------------------------
0   0007746811     MORTGAGORS: TROTTER              MICHAEL

    REGION CODE    ADDRESS   : 12 HILLVALE CIRCLE
        01         CITY      :    KNOXVILLE
                   STATE/ZIP : TN  37919
    MORTGAGE AMOUNT :   117,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    115,518.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,092.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   250
    LTV :                 28.75600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,005,816.00
                               P & I AMT:      9,434.03
                               UPB AMT:     995,327.10

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           48
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007746837     MORTGAGORS: MICKEVICE            JOHN
                               MICKEVICE            SHELLEY
    REGION CODE    ADDRESS   : 1590 CLAVEY ROAD
        01         CITY      :    HIGHLAND PARK
                   STATE/ZIP : IL  60035
    MORTGAGE AMOUNT :   112,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    111,313.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,030.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   250
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0007746910     MORTGAGORS: WILLIAMS             WAYNE
                               WILLIAMS             JUDY
    REGION CODE    ADDRESS   : 2900 GALAXY STREET
        01         CITY      :    GRANBURY
                   STATE/ZIP : TX  76049
    MORTGAGE AMOUNT :    50,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :     50,101.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       474.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   250
    LTV :                 36.00000
    -----------------------------------------------------------------
0   0007746928     MORTGAGORS: GALLANT              GLENN

    REGION CODE    ADDRESS   : 5596 BAYVIEW DRIVE
        01         CITY      :    LAUDERHILL
                   STATE/ZIP : FL  33308
    MORTGAGE AMOUNT :   566,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    562,532.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,206.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   250
    LTV :                 37.73333
    -----------------------------------------------------------------
0   0007746944     MORTGAGORS: SOLOFF               CHARLES
                               SOLOFF               MARSHA
    REGION CODE    ADDRESS   : 12114 JUNIPER
        01         CITY      :    OVERLAND PARK
                   STATE/ZIP : KS  66209
    MORTGAGE AMOUNT :   148,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    147,083.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,351.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   250
    LTV :                 61.66700
    -----------------------------------------------------------------
0   0007746951     MORTGAGORS: CHIN                 SANDY

    REGION CODE    ADDRESS   : 2738 COLONY DRIVE,
        01         CITY      :    SUGAR LAND
                   STATE/ZIP : TX  77479
    MORTGAGE AMOUNT :    55,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :     54,747.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       525.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   250
    LTV :                 62.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     932,200.00
                               P & I AMT:      8,587.77
                               UPB AMT:     925,778.92

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           49
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007747082     MORTGAGORS: VANCE                LINDA

    REGION CODE    ADDRESS   : 180 SHEFFIELD COURT
        01         CITY      :    HOOVER
                   STATE/ZIP : AL  35226
    MORTGAGE AMOUNT :    64,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     62,636.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       597.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   250
    LTV :                 51.20000
    -----------------------------------------------------------------
0   0007748221     MORTGAGORS: AKINS                CARY
                               AKINS                BARBARA
    REGION CODE    ADDRESS   : 18 CIRCLE DRIVE
        01         CITY      :    DOVER
                   STATE/ZIP : MA  02030
    MORTGAGE AMOUNT :   560,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    556,378.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,955.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 65.11628
    -----------------------------------------------------------------
0   0007748239     MORTGAGORS: MCKAY                DAVID
                               MCKAY                SHARON
    REGION CODE    ADDRESS   : 825 WEST STREET
        01         CITY      :    CARLISLE
                   STATE/ZIP : MA  01741
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,919.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,067.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 67.20000
    -----------------------------------------------------------------
0   0007748247     MORTGAGORS: HANNA                GEORGE

    REGION CODE    ADDRESS   : 7 PREAKNESS DRIVE
        01         CITY      :    LINCOLN
                   STATE/ZIP : RI  02865
    MORTGAGE AMOUNT :   356,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    354,876.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,199.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 67.80952
    -----------------------------------------------------------------
0   0007748254     MORTGAGORS: SULLIVAN             DANIEL
                               SULLIVAN             KATHLEEN
    REGION CODE    ADDRESS   : 16 GARWAINE DRIVE
        01         CITY      :    LINCOLN
                   STATE/ZIP : RI  02865
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    357,770.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,286.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,676,000.00
                               P & I AMT:     15,106.70
                               UPB AMT:   1,665,581.69

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           50
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007748262     MORTGAGORS: WANEBO               HAROLD
                               WANEBO               CLAIRE
    REGION CODE    ADDRESS   : 1001 MATUNUCK BEACH ROAD
        01         CITY      :    SOUTH KINGSTOWN
                   STATE/ZIP : RI  02879
    MORTGAGE AMOUNT :   239,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,487.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,148.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 70.29411
    -----------------------------------------------------------------
0   0007748270     MORTGAGORS: GRUBER               WILLIAM
                               GRUBER               ANN
    REGION CODE    ADDRESS   : 457 MOUNT AUBURN STREET #6
        01         CITY      :    CAMBRIDGE
                   STATE/ZIP : MA  02138
    MORTGAGE AMOUNT :   328,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,627.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,864.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 79.22800
    -----------------------------------------------------------------
0   0007748288     MORTGAGORS: ALTMAN               MICHAEL
                               OGUR                 BARBARA
    REGION CODE    ADDRESS   : 540 HURON AVENUE
        01         CITY      :    CAMBRIDGE
                   STATE/ZIP : MA  02138
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,852.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,831.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 47.10145
    -----------------------------------------------------------------
0   0007748304     MORTGAGORS: MAHONEY              THOMAS
                               MAHONEY              MARY
    REGION CODE    ADDRESS   : 16 BLODGETT AVENUE
        01         CITY      :    CLARENDON HILLS
                   STATE/ZIP : IL  60514
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    360,333.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,271.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 72.80000
    -----------------------------------------------------------------
0   0007748312     MORTGAGORS: TOBIA                DEBORAH

    REGION CODE    ADDRESS   : 17 SPRUCE HILL COURT
        01         CITY      :    PLEASANTVILLE
                   STATE/ZIP : NY  10570
    MORTGAGE AMOUNT :   580,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    574,596.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,294.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.82100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,836,800.00
                               P & I AMT:     16,409.85
                               UPB AMT:   1,821,897.77

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           51
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007748338     MORTGAGORS: FITZGERALD           MICHAEL
                               FITZGERALD           CANDACE
    REGION CODE    ADDRESS   : 33 STOWECROFT DRIVE
        01         CITY      :    HAMPTON
                   STATE/ZIP : NH  03842
    MORTGAGE AMOUNT :   275,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,602.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,418.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 79.39481
    -----------------------------------------------------------------
0   0007748346     MORTGAGORS: WILLIAMS             FRED

    REGION CODE    ADDRESS   : 111 LEE BOULEVARD
        01         CITY      :    SAVANNAH
                   STATE/ZIP : GA  31405
    MORTGAGE AMOUNT :   284,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,908.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,519.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 55.83333
    -----------------------------------------------------------------
0   0007748353     MORTGAGORS: LIU                  YANG
                               ZHENG                PAN
    REGION CODE    ADDRESS   : 1474 BRIDGETON DRIVE
        01         CITY      :    COLUMBUS
                   STATE/ZIP : OH  43220
    MORTGAGE AMOUNT :   285,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,792.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,567.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0007748361     MORTGAGORS: PIPES                WILLIAM
                               PIPES                BARBARA
    REGION CODE    ADDRESS   : 3569 DEEP FOREST DRIVE
        01         CITY      :    PINETOP
                   STATE/ZIP : AZ  85935
    MORTGAGE AMOUNT :   239,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,446.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,223.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99333
    -----------------------------------------------------------------
0   0007748387     MORTGAGORS: KING                 AUDREY

    REGION CODE    ADDRESS   : 448-A W PACIFIC AVENUE
        01         CITY      :    TELLURIDE
                   STATE/ZIP : CO  81435
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    495,341.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,564.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.73601
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,585,750.00
                               P & I AMT:     14,293.95
                               UPB AMT:   1,575,091.37

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           52
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007748403     MORTGAGORS: RUSSELL              RICHARD
                               RUSSELL              LILLIAN
    REGION CODE    ADDRESS   : 1702 WEST BOULEVARD
        01         CITY      :    RAPID CITY
                   STATE/ZIP : SD  57701
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,193.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,212.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.92404
    -----------------------------------------------------------------
0   0007748411     MORTGAGORS: HEATH                TERRY
                               HEATH                SHARON
    REGION CODE    ADDRESS   : 79003 HAWKINS
        01         CITY      :    CHAPEL HILL
                   STATE/ZIP : NC  27514
    MORTGAGE AMOUNT :   261,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,070.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,280.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 56.30107
    -----------------------------------------------------------------
0   0007748429     MORTGAGORS: KUMAR                MANJU

    REGION CODE    ADDRESS   : 719 PAMELA CIRCLE
        01         CITY      :    ARCADIA
                   STATE/ZIP : CA  91006
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    398,738.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,595.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 70.17543
    -----------------------------------------------------------------
0   0007748437     MORTGAGORS: VON UFFEL            JOHN
                               VON UFFEL            CATHERINE
    REGION CODE    ADDRESS   : 515 CLARINBRIDGE WAY
        01         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30022
    MORTGAGE AMOUNT :   296,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,483.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,622.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 71.17711
    -----------------------------------------------------------------
0   0007748452     MORTGAGORS: HAMILTON             KENNETH
                               HAMILTON             DOROTHY
    REGION CODE    ADDRESS   : 4745    BITTERSWEET
        01         CITY      :    SPRINGFIELD
                   STATE/ZIP : MO  65809
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    448,564.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,013.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 66.17647
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,658,200.00
                               P & I AMT:     14,724.39
                               UPB AMT:   1,651,050.54

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           53
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007748460     MORTGAGORS: GIAMMALVA            CHARLES
                               GIAMMALVA            MELODY
    REGION CODE    ADDRESS   : 6941 LAUREL VALLEY DRIVE
        01         CITY      :    FORT WORTH
                   STATE/ZIP : TX  76132
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,952.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,875.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 44.82758
    -----------------------------------------------------------------
0   0007748478     MORTGAGORS: ALBINGER             TODD
                               ALBINGER             NANCY
    REGION CODE    ADDRESS   : 3181 POWERS FORD
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30067
    MORTGAGE AMOUNT :   284,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,660.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,517.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 76.89189
    -----------------------------------------------------------------
0   0007748486     MORTGAGORS: MICKLEY              ALBERT
                               MICKLEY              KIMBERLY
    REGION CODE    ADDRESS   : 371 CLIPPER BAY DRIVE
        01         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30002
    MORTGAGE AMOUNT :   385,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,510.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,406.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 78.89344
    -----------------------------------------------------------------
0   0007748494     MORTGAGORS: XINOS                BILL
                               XINOS                ELEFTHERIA
    REGION CODE    ADDRESS   : 32 WEST 104 SHEFFER RD.
        01         CITY      :    EOLA
                   STATE/ZIP : IL  60519
    MORTGAGE AMOUNT :   286,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,136.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,651.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 62.44541
    -----------------------------------------------------------------
0   0007748502     MORTGAGORS: VISSER               JAMES
                               VISSER               MARCIA
    REGION CODE    ADDRESS   : 31453 UPPER BEAR CREEK ROAD
        01         CITY      :    EVERGREEN
                   STATE/ZIP : CO  80439
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    496,766.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,424.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 74.07407
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,780,500.00
                               P & I AMT:     15,876.25
                               UPB AMT:   1,771,025.99

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           54
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007748510     MORTGAGORS: CHLEBOWSKI           LINDA

    REGION CODE    ADDRESS   : 1242 GLEN EAGLE LANE
        01         CITY      :    ST ALBANS
                   STATE/ZIP : MO  63073
    MORTGAGE AMOUNT :   463,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    461,555.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,194.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 46.30000
    -----------------------------------------------------------------
0   0007748528     MORTGAGORS: ICE                  RICHARD

    REGION CODE    ADDRESS   : 107 ANDERSON ROAD
        01         CITY      :    ALAMEDA
                   STATE/ZIP : CA  94502
    MORTGAGE AMOUNT :   299,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,491.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,567.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.25000  PRODUCT CODE      :   002
    LTV :                 70.14051
    -----------------------------------------------------------------
0   0007748536     MORTGAGORS: YATES                BRUCE
                               YATES                JANET
    REGION CODE    ADDRESS   : 24871 SAUSALITO STREET
        01         CITY      :    LAGUNA HILLS
                   STATE/ZIP : CA  92653
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,203.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,401.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 63.65853
    -----------------------------------------------------------------
0   0007748775     MORTGAGORS: LUSK                 JAMES
                               LUSK                 LAURIE
    REGION CODE    ADDRESS   : 1005 BEGONIA AVENUE
        01         CITY      :    COSTA MESA
                   STATE/ZIP : CA  92626
    MORTGAGE AMOUNT :   269,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,568.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,495.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.83098
    -----------------------------------------------------------------
0   0007748783     MORTGAGORS: GRAVES               SUZANNE

    REGION CODE    ADDRESS   : 3745 S MEADOW DR
        01         CITY      :    JACKSON
                   STATE/ZIP : WY  83001
    MORTGAGE AMOUNT :   351,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,730.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,106.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 55.27559
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,643,700.00
                               P & I AMT:     14,764.55
                               UPB AMT:   1,636,549.17

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           55
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0007748791     MORTGAGORS: VETTER               GEORGE
                               VETTER               MURIEL
    REGION CODE    ADDRESS   : 17  STONE TOWER LANE
        01         CITY      :    BARRINGTON
                   STATE/ZIP : RI  02806
    MORTGAGE AMOUNT :   635,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    631,968.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,760.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 68.75135
    -----------------------------------------------------------------
0   0007748809     MORTGAGORS: WHITE                MATTHEW
                               CARPENTIER           SYLVIE
    REGION CODE    ADDRESS   : 1902 FAIRVIEW
        01         CITY      :    COLUMBIA
                   STATE/ZIP : MO  65203
    MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,224.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,167.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.93750
    -----------------------------------------------------------------
0   0031381452     MORTGAGORS: HELM                 MURRAY
                               HELM                 JACQUELYN
    REGION CODE    ADDRESS   : 1465 RODEO DRIVE
        01         CITY      :    LA JOLLA
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   339,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,251.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,999.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 45.20000
    -----------------------------------------------------------------
0   0031433956     MORTGAGORS: FERNANDEZ            EUSEBIO
                               FERNANDEZ            GRACIELA
    REGION CODE    ADDRESS   : 12680 SW 77 STREET
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33183
    MORTGAGE AMOUNT :   145,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    141,671.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,283.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   04/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 42.02800
    -----------------------------------------------------------------
0   0031472863     MORTGAGORS: TEKEN                AVRAHAM
                               TEKEN                AUGUSTINA
    REGION CODE    ADDRESS   : 1183-1185 BOYLESTOWN STREET
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02164
    MORTGAGE AMOUNT :   236,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,770.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,074.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   04/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,599,200.00
                               P & I AMT:     14,285.07
                               UPB AMT:   1,578,887.19

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           56
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031542392     MORTGAGORS: RUTKOW               IRA
                               RUTKOW               BETH
    REGION CODE    ADDRESS   : 146 W. 57TH ST.
        01         CITY      :    NEW YORK
                   STATE/ZIP : NY  10019
    MORTGAGE AMOUNT :   455,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    453,610.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,185.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0031571466     MORTGAGORS: ALLEN                DON
                               ALLEN                LISA
    REGION CODE    ADDRESS   : 2007 LANYARD POINTE CIRCLE
        01         CITY      :    LEAGUE CITY
                   STATE/ZIP : TX  77573
    MORTGAGE AMOUNT :   259,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,172.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,329.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.98800
    -----------------------------------------------------------------
0   0031583198     MORTGAGORS: DECK                 CHRISTIAN

    REGION CODE    ADDRESS   : 12252 RUTH LAWN COURT
        01         CITY      :    JACKSONVILLE
                   STATE/ZIP : FL  32224
    MORTGAGE AMOUNT :    85,240.00  OPTION TO CONVERT :
    UNPAID BALANCE :     85,240.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       766.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031614274     MORTGAGORS: GUERIN               REGINE

    REGION CODE    ADDRESS   : 305 NORTH POMPANO BEACH BOULEVARD #
        01         CITY      :    POMPANO BEACH
                   STATE/ZIP : FL  33062
    MORTGAGE AMOUNT :    65,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     64,190.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       593.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 71.42800
    -----------------------------------------------------------------
0   0031618648     MORTGAGORS: DHANANI              SALIM
                               DHANANI              NASRAIN
    REGION CODE    ADDRESS   : 2900 SW 116TH AVE
        01         CITY      :    DAVIE
                   STATE/ZIP : FL  33330
    MORTGAGE AMOUNT :   612,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    606,173.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,500.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   250
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,476,390.00
                               P & I AMT:     13,375.34
                               UPB AMT:   1,463,386.66

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           57
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031634082     MORTGAGORS: STIFFLE              SCOTT

    REGION CODE    ADDRESS   : 4216 GREENVIEW
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60613
    MORTGAGE AMOUNT :   558,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    556,277.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,093.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.89932
    -----------------------------------------------------------------
0   0031638547     MORTGAGORS: CORONA               NORBERTO
                               CORONA               INDELISA
    REGION CODE    ADDRESS   : 3157 EAST BRANDON STREET
        01         CITY      :    PASADENA
                   STATE/ZIP : CA  91107
    MORTGAGE AMOUNT :   138,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    136,335.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,289.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   250
    LTV :                 78.85700
    -----------------------------------------------------------------
0   0031685738     MORTGAGORS: KRAMER               KANDY

    REGION CODE    ADDRESS   : 1801 WEST 27TH ST
        01         CITY      :    MIAMI BEACH
                   STATE/ZIP : FL  33140
    MORTGAGE AMOUNT : 1,000,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    993,602.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     8,918.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   015
    LTV :                 44.44400
    -----------------------------------------------------------------
0   0031698095     MORTGAGORS: REID                 TIMOTHY
                               REID                 DAPHNE
    REGION CODE    ADDRESS   : 226 HIGH STREET
        01         CITY      :    PETERSBURG
                   STATE/ZIP : VA  23803
    MORTGAGE AMOUNT :   121,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    121,070.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,086.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   250
    LTV :                 74.75400
    -----------------------------------------------------------------
0   0031716392     MORTGAGORS: BROWN                DANIEL
                               BROWN                JEANNE
    REGION CODE    ADDRESS   : MECHANICS ST
        01         CITY      :    JAMACIA
                   STATE/ZIP : VT  05343
    MORTGAGE AMOUNT :    56,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     56,329.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       523.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   250
    LTV :                 76.35100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,874,350.00
                               P & I AMT:     16,911.90
                               UPB AMT:   1,863,615.69

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           58
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031722549     MORTGAGORS: METREY               GEORGE
                               METREY               CHERYL
    REGION CODE    ADDRESS   : 540 WAVERLY ROAD
        01         CITY      :    WYCKOFF
                   STATE/ZIP : NJ  07481
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,839.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,432.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   250
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031731524     MORTGAGORS: MOSLEH               MASOUD
                               MOSLEH               ELIZABETH
    REGION CODE    ADDRESS   : 21 WHISPERING WOODS DRIVE
        01         CITY      :    SMITH TOWN
                   STATE/ZIP : NY  11787
    MORTGAGE AMOUNT :   266,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,400.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,374.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   250
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0031735103     MORTGAGORS: MCLAIN               THOMAS
                               MCLAIN               CAROLANN
    REGION CODE    ADDRESS   : 1617 SW 20TH AVE
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33486
    MORTGAGE AMOUNT :   393,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    390,512.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,532.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.45700
    -----------------------------------------------------------------
0   0031735152     MORTGAGORS: GO                   JAE
                               GO                   JOY
    REGION CODE    ADDRESS   : 18 LOUIS DRIVE
        01         CITY      :    MONTVILLE
                   STATE/ZIP : NJ  07045
    MORTGAGE AMOUNT :   198,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    197,231.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,793.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 65.13100
    -----------------------------------------------------------------
0   0031741226     MORTGAGORS: LASALA               LINDA

    REGION CODE    ADDRESS   : 78 HUTCHINSON STREET
        01         CITY      :    CLARK
                   STATE/ZIP : NJ  07066
    MORTGAGE AMOUNT :   129,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    128,600.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,232.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   250
    LTV :                 78.18100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,362,250.00
                               P & I AMT:     12,365.68
                               UPB AMT:   1,356,584.59

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           59
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031741895     MORTGAGORS: ZELLERS              MARGARET

    REGION CODE    ADDRESS   : 95 MAIN STREET
        01         CITY      :    SOUTHPORT
                   STATE/ZIP : CT  06490
    MORTGAGE AMOUNT :   227,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,516.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,993.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 37.83300
    -----------------------------------------------------------------
0   0031743610     MORTGAGORS: ECKOLD               BERND
                               ECKOLD               MARINELLA
    REGION CODE    ADDRESS   : 409 CONESTOGA WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95123
    MORTGAGE AMOUNT :   279,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,148.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,566.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   250
    LTV :                 69.75000
    -----------------------------------------------------------------
0   0031744592     MORTGAGORS: FLEISCHER            RONALD
                               FLEISCHER            CYNTHIA
    REGION CODE    ADDRESS   : 1413 THUNDERBIRD STREET
        01         CITY      :    BAKERSFIELD
                   STATE/ZIP : CA  93309
    MORTGAGE AMOUNT :    98,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :     97,784.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       891.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   250
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031746431     MORTGAGORS: BUCHANAN             ROBERT
                               BUCHANAN             CHANTAL
    REGION CODE    ADDRESS   : 74 LEXINGTON STREET,
        01         CITY      :    WESTON,
                   STATE/ZIP : MA  02493
    MORTGAGE AMOUNT :   249,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,207.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 54.83500
    -----------------------------------------------------------------
0   0031747124     MORTGAGORS: SMITH                CAROLE

    REGION CODE    ADDRESS   : 47 TUNBRIDGE ROAD
        01         CITY      :    HAVERFORD
                   STATE/ZIP : PA  19041
    MORTGAGE AMOUNT :   200,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    198,761.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,825.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   250
    LTV :                 61.16200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,053,900.00
                               P & I AMT:      9,484.56
                               UPB AMT:   1,049,709.84

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           60
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031750144     MORTGAGORS: ZENG                 WEI
                               ZENG                 WINNIE
    REGION CODE    ADDRESS   : 131 KENNEY STREET
        01         CITY      :    MANCHESTER
                   STATE/ZIP : NH  03103
    MORTGAGE AMOUNT :    97,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     96,955.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,163.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/08
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   250
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0031758469     MORTGAGORS: DITTAMORE            RAYMOND
                               DITTAMORE            JANICE
    REGION CODE    ADDRESS   : 2710 BAYSIDE WALK
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92109
    MORTGAGE AMOUNT :   397,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    397,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,568.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.16666
    -----------------------------------------------------------------
0   0031758709     MORTGAGORS: CLEVERLY             A.
                               MACDONALD            CAROLYN
    REGION CODE    ADDRESS   : 64 CRANBERRY LANE
        01         CITY      :    CHATHAM
                   STATE/ZIP : MA  02650
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,202.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,229.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 41.39000
    -----------------------------------------------------------------
0   0031760093     MORTGAGORS: STAVENIK             RICHARD
                               STAVENIK             RENEE
    REGION CODE    ADDRESS   : 9 SMOKE RUN
        01         CITY      :    PITTSTOWN
                   STATE/ZIP : NJ  08867
    MORTGAGE AMOUNT :   200,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    200,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,825.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   250
    LTV :                 56.49700
    -----------------------------------------------------------------
0   0031760515     MORTGAGORS: BRUCE                JOHN
                               BRUCE                EDNA
    REGION CODE    ADDRESS   : 525 SEASIDE WAY #2302
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90802
    MORTGAGE AMOUNT :   369,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,810.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,265.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 87.23400
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,313,500.00
                               P & I AMT:     12,052.75
                               UPB AMT:   1,310,968.78

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           61
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031763402     MORTGAGORS: CHAFFIN              LYLE
                               CHAFFIN              LORETTA
    REGION CODE    ADDRESS   : 1301 BENTBROOK LANE
        01         CITY      :    SHERMAN
                   STATE/ZIP : TX  75092
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    373,803.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,344.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 52.81600
    -----------------------------------------------------------------
0   0031763816     MORTGAGORS: LOWRY                JANEY
                               MINNOCK              SUSAN
    REGION CODE    ADDRESS   : 12535 CAMARERO COURT
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,202.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,447.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031764673     MORTGAGORS: SHEAN                THOMAS
                               SHEAN                KRISTA
    REGION CODE    ADDRESS   : 132 WHITE OAK WAY
        01         CITY      :    SANTA YNEZ
                   STATE/ZIP : CA  93460
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,497.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 40.00000
    -----------------------------------------------------------------
0   0031766850     MORTGAGORS: KLETTER              DAVID
                               KLETTER              LAURA
    REGION CODE    ADDRESS   : 167-172 COLONIAL ROAD UNIT 3
        01         CITY      :    STAMFORD
                   STATE/ZIP : CT  06906
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,668.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,649.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0031767866     MORTGAGORS: BROMLEY              GREGG
                               BROMLEY              NANCY
    REGION CODE    ADDRESS   : 20 LITTLE POND ROAD
        01         CITY      :    NORTHBORO
                   STATE/ZIP : MA  01532
    MORTGAGE AMOUNT :   276,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,637.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,504.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.72900
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,488,000.00
                               P & I AMT:     13,443.16
                               UPB AMT:   1,483,312.66

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           62
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031768237     MORTGAGORS: SILADI               DENNIS
                               SILADI               MARA
    REGION CODE    ADDRESS   : 66 WALLACKS DRIVE
        01         CITY      :    STAMFORD
                   STATE/ZIP : CT  06902
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,348.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,177.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 60.97500
    -----------------------------------------------------------------
0   0031770100     MORTGAGORS: SWINDELL             FOREST
                               SWINDELL             SARAH
    REGION CODE    ADDRESS   : 5639 EAST SANNA STREET
        01         CITY      :    PARADISE VALLEY
                   STATE/ZIP : AZ  85253
    MORTGAGE AMOUNT :   900,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    897,191.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     8,152.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   015
    LTV :                 60.00000
    -----------------------------------------------------------------
0   0031770183     MORTGAGORS: FENSTERMACHER        EDWARD
                               FENSTERMACHER        BARBARA
    REGION CODE    ADDRESS   : 7211 JACKSON CREEK ROAD
        01         CITY      :    BOZEMAN
                   STATE/ZIP : MT  59715
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,161.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,300.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 58.42696
    -----------------------------------------------------------------
0   0031770506     MORTGAGORS: MARTINEZ             VIRGIL

    REGION CODE    ADDRESS   : 1803 CHEROKEE DRIVE #2
        01         CITY      :    SALINAS
                   STATE/ZIP : CA  93906
    MORTGAGE AMOUNT :    51,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     50,509.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       454.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   250
    LTV :                 46.36300
    -----------------------------------------------------------------
0   0031770597     MORTGAGORS: CASTEN               BRUCE
                               CASTEN               MARILYN
    REGION CODE    ADDRESS   : 4309 ROYAL ABERDEEN
        01         CITY      :    COLUMBIA
                   STATE/ZIP : MO  65203
    MORTGAGE AMOUNT :   112,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    111,642.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       998.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 56.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,573,000.00
                               P & I AMT:     14,084.76
                               UPB AMT:   1,566,853.34

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           63
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031772049     MORTGAGORS: KICKLIGHTER          JERRY
                               KICKLIGHTER          BETTYE
    REGION CODE    ADDRESS   : 6184 OLD STONE MOUNTAIN ROAD,
        01         CITY      :    STONE MOUNTAIN,
                   STATE/ZIP : GA  30087
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,021.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,786.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.48718
    -----------------------------------------------------------------
0   0031772700     MORTGAGORS: TOLSON               LAURIE
                               TOLSON               DAVID
    REGION CODE    ADDRESS   : 118 WINN STREET
        01         CITY      :    BELMONT
                   STATE/ZIP : MA  02178
    MORTGAGE AMOUNT :   281,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,491.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031773039     MORTGAGORS: SAHNI                HARVINDER
                               KAHLON               JASWINDER
    REGION CODE    ADDRESS   : 47 GOLETA POINT DRIVE (CORONA DEL M
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92625
    MORTGAGE AMOUNT : 1,093,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :  1,089,735.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :    10,210.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   015
    LTV :                 75.37900
    -----------------------------------------------------------------
0   0031773229     MORTGAGORS: VILLELA              CAIO
                               VILLELA              CLAUDIA
    REGION CODE    ADDRESS   : 260 LA CUESTA DRIVE
        01         CITY      :    SCOTTS VALLEY
                   STATE/ZIP : CA  95066
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,213.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,159.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 78.70900
    -----------------------------------------------------------------
0   0031777352     MORTGAGORS: MOLOCK               JANIS

    REGION CODE    ADDRESS   : 24 ASHLER AVENUE
        01         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95030
    MORTGAGE AMOUNT :   373,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,784.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,274.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 48.12903
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,301,600.00
                               P & I AMT:     20,922.42
                               UPB AMT:   2,295,354.69

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           64
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031779937     MORTGAGORS: TRANTHAM             JOEY
                               TRANTHAM             JANE
    REGION CODE    ADDRESS   : 1008 SUMMIT PARK DR,ELK RIVER
        01         CITY      :    BANNER ELK
                   STATE/ZIP : NC  28604
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    418,660.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,745.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 41.27700
    -----------------------------------------------------------------
0   0031782279     MORTGAGORS: BIBLER               MARK
                               CARPENTER            HEATHER
    REGION CODE    ADDRESS   : 277 1/2 HILLCREST DRIVE,
        01         CITY      :    ENCINITAS,
                   STATE/ZIP : CA  92024
    MORTGAGE AMOUNT :   415,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    413,676.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,701.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 68.03200
    -----------------------------------------------------------------
0   0031782402     MORTGAGORS: ELFERS               PETER
                               ELFERS               JANE
    REGION CODE    ADDRESS   : 130 SCHUYLER ROAD,
        01         CITY      :    ALLENDALE,
                   STATE/ZIP : NJ  07401
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    432,977.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,954.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.46525
    -----------------------------------------------------------------
0   0031782444     MORTGAGORS: TOKAZ                LAURENCE
                               TOKAZ                PAMELA
    REGION CODE    ADDRESS   : 51 OFFERSON ROAD, UNIT 307,
        01         CITY      :    BEAVER CREEK,
                   STATE/ZIP : CO  81620
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    598,107.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,392.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 48.00000
    -----------------------------------------------------------------
0   0031782931     MORTGAGORS: VEAL                 REX
                               VEAL                 VICKY
    REGION CODE    ADDRESS   : 6201 BLACKBERRY HILL
        01         CITY      :    NORCROSS
                   STATE/ZIP : GA  30092
    MORTGAGE AMOUNT :   327,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,256.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,919.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 66.52400
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,202,300.00
                               P & I AMT:     19,713.84
                               UPB AMT:   2,189,677.71

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           65
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031783418     MORTGAGORS: LIEU                 FRANK
                               LIEU                 JOYCE
    REGION CODE    ADDRESS   : 5324 AMBERGATE LANE
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75287
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    398,724.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,567.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 68.31700
    -----------------------------------------------------------------
0   0031783988     MORTGAGORS: FIAMENGO             TONY
                               FIAMENGO             FAYE
    REGION CODE    ADDRESS   : 1744 CUMBRE DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90732
    MORTGAGE AMOUNT :   355,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    353,939.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,316.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   250
    LTV :                 77.17300
    -----------------------------------------------------------------
0   0031784309     MORTGAGORS: CHU                  CHENG
                               CHU                  CHINGYING
    REGION CODE    ADDRESS   : 18419 DANCY STREET,
        01         CITY      :    ROWLAND HEIGHTS,
                   STATE/ZIP : CA  91748
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,114.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,463.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.71428
    -----------------------------------------------------------------
0   0031785314     MORTGAGORS: HALEY                LARRY
                               HALEY                BONNIE
    REGION CODE    ADDRESS   : 9604 PONCE PLACE
        01         CITY      :    FORT WASHINGTON
                   STATE/ZIP : MD  20744
    MORTGAGE AMOUNT :   125,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    124,830.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,155.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031785348     MORTGAGORS: CAOILI               FELIPE
                               CAOILI               LYDIA
    REGION CODE    ADDRESS   : 1644 NATALIE AVENUE
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95051
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,981.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,012.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 77.64700
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,482,600.00
                               P & I AMT:     13,515.32
                               UPB AMT:   1,477,590.54

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           66
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031787096     MORTGAGORS: MEHTA                BHARGESH
                               JANI                 PARUL
    REGION CODE    ADDRESS   : 2515 WINEBERRY COURT
        01         CITY      :    HUNTINGTOWN
                   STATE/ZIP : MD  20639
    MORTGAGE AMOUNT :   188,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    188,247.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,684.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99700
    -----------------------------------------------------------------
0   0031787963     MORTGAGORS: BRYANT               STEPHEN
                               BRYANT               CAROL
    REGION CODE    ADDRESS   : 1117 32ND AVENUE
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98144
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,968.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,831.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 76.19000
    -----------------------------------------------------------------
0   0031787971     MORTGAGORS: BATTLE               TIMOTHY
                               BATTLE               LONNELL
    REGION CODE    ADDRESS   : 4400 FERRY LANDING ROAD
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22309
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,241.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,592.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031788243     MORTGAGORS: COLGAN               GERALD
                               COLGAN               ELIZABETH
    REGION CODE    ADDRESS   : 23332 ALAMOS DRIVE
        01         CITY      :    NEWHALL
                   STATE/ZIP : CA  91321
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,179.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,336.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 88.13500
    -----------------------------------------------------------------
0   0031788821     MORTGAGORS: GOLDSMITH            KEVIN
                               GOLDMSITH            CHRISTINE
    REGION CODE    ADDRESS   : 440 EL CAMINO CAMPO
        01         CITY      :    CORRALES
                   STATE/ZIP : NM  87048
    MORTGAGE AMOUNT :   347,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,118.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 57.35537
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,399,850.00
                               P & I AMT:     12,564.41
                               UPB AMT:   1,395,636.98

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           67
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031789613     MORTGAGORS: KELLER               LARRY
                               KELLER               DONNA
    REGION CODE    ADDRESS   : 128 EAST WESTWOOD ROAD
        01         CITY      :    PARK CITY
                   STATE/ZIP : UT  84098
    MORTGAGE AMOUNT :   273,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,138.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,453.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.58500
    -----------------------------------------------------------------
0   0031790421     MORTGAGORS: SMITH                BRUCE
                               SMITH                WANDA
    REGION CODE    ADDRESS   : 10824 WINDERMERE LANE
        01         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    500,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,459.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.07407
    -----------------------------------------------------------------
0   0031790645     MORTGAGORS: BOFFA                NICHOLAS
                               BOFFA                AILEENE
    REGION CODE    ADDRESS   : 1375 SONNY'S WAY
        01         CITY      :    HOLLISTER
                   STATE/ZIP : CA  95023
    MORTGAGE AMOUNT :   280,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,795.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,483.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 56.14000
    -----------------------------------------------------------------
0   0031790686     MORTGAGORS: ROGERS               MARTIN

    REGION CODE    ADDRESS   : 3115 SEGOVIA WAY
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,197.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,373.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031790843     MORTGAGORS: COOK                 STEPHEN
                               HARTMAN              LAURA
    REGION CODE    ADDRESS   : 68 EAST GALLOWAY DRIVE
        01         CITY      :    MEMPHIS
                   STATE/ZIP : TN  38111
    MORTGAGE AMOUNT :   910,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    910,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     7,989.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   015
    LTV :                 70.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,223,700.00
                               P & I AMT:     19,760.20
                               UPB AMT:   2,221,131.08

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           68
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031791189     MORTGAGORS: SCHATZ               RONALD
                               SCHATZ               MARCIA
    REGION CODE    ADDRESS   : 1041 GALDEN PLACE
        01         CITY      :    CHULA VISTA
                   STATE/ZIP : CA  91910
    MORTGAGE AMOUNT :   250,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,501.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,232.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.98700
    -----------------------------------------------------------------
0   0031791221     MORTGAGORS: CHITTUM              MARK
                               NELSEN               CONSTANCE
    REGION CODE    ADDRESS   : 1506-B POINT DRIVE
        01         CITY      :    FRISCO
                   STATE/ZIP : CO  80443
    MORTGAGE AMOUNT :   272,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,432.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.64149
    -----------------------------------------------------------------
0   0031792039     MORTGAGORS: REECE                DENNIS

    REGION CODE    ADDRESS   : 16962 KNOLLWOOD DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91344
    MORTGAGE AMOUNT :   241,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,721.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,137.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 53.07600
    -----------------------------------------------------------------
0   0031793326     MORTGAGORS: LUNDGREN             ALSTON

    REGION CODE    ADDRESS   : 4208 SUNDANCE
        01         CITY      :    SANTA FE
                   STATE/ZIP : NM  87505
    MORTGAGE AMOUNT :   130,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    129,177.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,168.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 78.78700
    -----------------------------------------------------------------
0   0031793904     MORTGAGORS: MILTON               DAVID

    REGION CODE    ADDRESS   : 26 MIRADA ROAD
        01         CITY      :    HALF MOON BAY
                   STATE/ZIP : CA  94109
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,089.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,692.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 49.57900
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,189,600.00
                               P & I AMT:     10,663.79
                               UPB AMT:   1,186,289.72

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           69
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031794084     MORTGAGORS: HAWKANSON            JAMES
                               HAWKANSON            JANE
    REGION CODE    ADDRESS   : 10040 E HAPPY VALLEY RD # 279
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85255
    MORTGAGE AMOUNT :   302,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,036.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,693.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 33.18600
    -----------------------------------------------------------------
0   0031794340     MORTGAGORS: BABINGTON            WILLIAM
                               BABINGTON            MARY
    REGION CODE    ADDRESS   : 3602 PARAMOUNT ROAD
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22033
    MORTGAGE AMOUNT :   278,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,422.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,479.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 52.45200
    -----------------------------------------------------------------
0   0031794613     MORTGAGORS: HANSON               SCOTT
                               HANSON               VALERIE
    REGION CODE    ADDRESS   : 2213 CARDIFF CIRCLE
        01         CITY      :    EL DORADO HILLS
                   STATE/ZIP : CA  95762
    MORTGAGE AMOUNT :   305,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,048.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,762.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 59.22300
    -----------------------------------------------------------------
0   0031794688     MORTGAGORS: KEMICK               MATTHEW
                               KEMICK               ALLURA
    REGION CODE    ADDRESS   : 1521 KELVIN COURT
        01         CITY      :    VIRGINA BEACH
                   STATE/ZIP : VA  23454
    MORTGAGE AMOUNT :   142,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    140,762.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,321.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0031794910     MORTGAGORS: LOPRESTI             CARMINE

    REGION CODE    ADDRESS   : 42 STONYBROOK ROAD
        01         CITY      :    HOLMDEL
                   STATE/ZIP : NJ  07733
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    350,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,145.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 57.37705
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,377,500.00
                               P & I AMT:     12,402.45
                               UPB AMT:   1,370,270.07

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           70
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031795297     MORTGAGORS: PARKS                LARRY
                               PARKS                DEBORAH
    REGION CODE    ADDRESS   : 1421 WOODLAND PARK DRIVE
        01         CITY      :    GARLAND
                   STATE/ZIP : TX  75040
    MORTGAGE AMOUNT :    78,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :     77,562.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       709.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0031795966     MORTGAGORS: NGUYEN               THANH
                               VU                   OANH
    REGION CODE    ADDRESS   : 6872 LAFAYETTE DRIVE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92647
    MORTGAGE AMOUNT :   160,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    158,460.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,426.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 54.23700
    -----------------------------------------------------------------
0   0031796071     MORTGAGORS: LIKIS                FRANCES
                               BLUE                 WILLIAM
    REGION CODE    ADDRESS   : 4530 EVERETT DRIVE
        01         CITY      :    NASHVILLE
                   STATE/ZIP : TN  37215
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,114.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,654.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 93.75000
    -----------------------------------------------------------------
0   0031796592     MORTGAGORS: AUNG                 MYO
                               AUNG                 PATTI
    REGION CODE    ADDRESS   : 29831 VISTA DEL ARROYO
        01         CITY      :    AGOURA
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   430,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    428,686.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,955.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 74.78200
    -----------------------------------------------------------------
0   0031798549     MORTGAGORS: KLAAS                THOMAS

    REGION CODE    ADDRESS   : 1212 9TH STREET, NW
        01         CITY      :    CANTON
                   STATE/ZIP : OH  44703
    MORTGAGE AMOUNT :    27,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :     27,450.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       266.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   250
    LTV :                 90.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     995,750.00
                               P & I AMT:      9,012.96
                               UPB AMT:     986,273.97

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           71
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031801145     MORTGAGORS: BARLAY               ALBERT
                               BARCLAY              AGATHA
    REGION CODE    ADDRESS   : 11600 RIVER ROAD
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    408,706.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,685.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 41.00000
    -----------------------------------------------------------------
0   0031801160     MORTGAGORS: HALEY                ROGER
                               HOLLINGSWORTH        ANNE
    REGION CODE    ADDRESS   : 2228 RIDGEPOINT COURT
        01         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94596
    MORTGAGE AMOUNT :   383,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    381,791.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,442.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 59.84300
    -----------------------------------------------------------------
0   0031801368     MORTGAGORS: HO                   HUDDEE
                               LI                   ZHUONING
    REGION CODE    ADDRESS   : 1671 TUPOLO DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   322,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,482.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,898.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.88200
    -----------------------------------------------------------------
0   0031801517     MORTGAGORS: LEIST                LIANE
                               LEIST                ANN
    REGION CODE    ADDRESS   : 15128 VIA DE LA VALLE
        01         CITY      :    RANCHO SANTA FE
                   STATE/ZIP : CA  92067
    MORTGAGE AMOUNT :   550,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    548,245.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,905.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 73.33300
    -----------------------------------------------------------------
0   0031802127     MORTGAGORS: GARBA                IBRAHIM
                               GARBA                MARLISE
    REGION CODE    ADDRESS   : 1504 CARIA COURT
        01         CITY      :    BOULDER CITY
                   STATE/ZIP : NV  89005
    MORTGAGE AMOUNT :   264,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,674.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,395.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 78.35300
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,930,000.00
                               P & I AMT:     17,327.55
                               UPB AMT:   1,923,901.05

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           72
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031802390     MORTGAGORS: FISER                WILLIAM

    REGION CODE    ADDRESS   : 5418 SHERWOOD ROAD
        01         CITY      :    LITTLE ROCK
                   STATE/ZIP : AK  72207
    MORTGAGE AMOUNT :   526,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    519,725.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,695.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 65.81200
    -----------------------------------------------------------------
0   0031802515     MORTGAGORS: AHMED                ZAFAR
                               AHMED                FARZANEA
    REGION CODE    ADDRESS   : 27 MAHOGANY DRIVE
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   470,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    468,468.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,126.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 62.66600
    -----------------------------------------------------------------
0   0031802523     MORTGAGORS: DEMIROVIC            DZENET
                               DEMIROVIC            AMRA
    REGION CODE    ADDRESS   : 4237-39 UNIVERSITY AVENUE N.E.
        01         CITY      :    COLUMBIA HEIGHTS
                   STATE/ZIP : MN  55421
    MORTGAGE AMOUNT :   144,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    143,054.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,318.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0031802630     MORTGAGORS: SETHNA               NAVIL
                               SETHNA               MARY
    REGION CODE    ADDRESS   : 205 BRIAR LANE
        01         CITY      :    WESTWOOD
                   STATE/ZIP : MA  02090
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,497.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,318.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 72.82900
    -----------------------------------------------------------------
0   0031802689     MORTGAGORS: HIRSTEIN             DENNIS
                               HIRSTEIN             NORAH
    REGION CODE    ADDRESS   : 441 WEST JACKSON
        01         CITY      :    WEBSTER GROVES
                   STATE/ZIP : MO  63119
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,695.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,299.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 68.49300
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,650,900.00
                               P & I AMT:     14,759.01
                               UPB AMT:   1,636,441.87

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           73
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031802739     MORTGAGORS: GROSSMAN             DAVID
                               GROSSMAN             JAMIE
    REGION CODE    ADDRESS   : 55 34TH STREET
        01         CITY      :    AVALON
                   STATE/ZIP : NJ  08202
    MORTGAGE AMOUNT :   373,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    372,321.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,357.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 63.30508
    -----------------------------------------------------------------
0   0031802796     MORTGAGORS: MCMURRAY             SCOTT
                               MCMURRAY             DEBRA
    REGION CODE    ADDRESS   : RT 1 BOX 130B
        01         CITY      :    FORDLAND
                   STATE/ZIP : MO  65652
    MORTGAGE AMOUNT :   301,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,660.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,731.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 89.73200
    -----------------------------------------------------------------
0   0031802812     MORTGAGORS: REYNOLDS             BRUCE
                               REYNOLDS             JOSIE
    REGION CODE    ADDRESS   : 909 DENMEADE WALK
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30064
    MORTGAGE AMOUNT :   259,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,910.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,385.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 94.98100
    -----------------------------------------------------------------
0   0031802853     MORTGAGORS: COOLEY               LINDA

    REGION CODE    ADDRESS   : 31391 AVENIDA MADRID
        01         CITY      :    SAN JAUN CAPISTRANO
                   STATE/ZIP : CA  92675
    MORTGAGE AMOUNT :   308,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,742.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,792.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.07500
    -----------------------------------------------------------------
0   0031802887     MORTGAGORS: WOOLEY               GREG

    REGION CODE    ADDRESS   : 7613 DUMAS DRIVE
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,308.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,606.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 39.18919
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,532,600.00
                               P & I AMT:     13,872.88
                               UPB AMT:   1,516,942.92

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           74
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031802895     MORTGAGORS: RAMIREZ              ABEL
                               MERCADO              GUADALUPE
    REGION CODE    ADDRESS   : 726 CONCORD AVENUE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  75128
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,463.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,385.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.82600
    -----------------------------------------------------------------
0   0031802911     MORTGAGORS: OSWALT               CHARLES
                               OSWALT               MARTHA
    REGION CODE    ADDRESS   : 2924 DEERWOOD DRIVE
        01         CITY      :    WACO
                   STATE/ZIP : TX  76710
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,257.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,541.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 63.33300
    -----------------------------------------------------------------
0   0031802929     MORTGAGORS: FENG                 HE
                               WU                   LISHEN
    REGION CODE    ADDRESS   : 602 ORANGE AVENUE
        01         CITY      :    MONTEREY PARK
                   STATE/ZIP : CA  91755
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,401.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,408.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 67.50000
    -----------------------------------------------------------------
0   0031802937     MORTGAGORS: UHLIG                DAVID
                               UHLIG                CARRIE
    REGION CODE    ADDRESS   : 370 BAILEY AVENUE
        01         CITY      :    PETALUMA
                   STATE/ZIP : CA  94952
    MORTGAGE AMOUNT :   149,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    148,107.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,364.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 47.01200
    -----------------------------------------------------------------
0   0031802945     MORTGAGORS: MANCHANDA            ANIL
                               MANCHANDA            RITU
    REGION CODE    ADDRESS   : 8990 SCOTT STREET
        01         CITY      :    SPRINGFIELD
                   STATE/ZIP : VA  22153
    MORTGAGE AMOUNT :   285,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,137.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,608.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.38800
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,358,300.00
                               P & I AMT:     12,308.83
                               UPB AMT:   1,344,367.25

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           75
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031802978     MORTGAGORS: FURMAN               ANCHEL
                               FURMAN               RACHEL
    REGION CODE    ADDRESS   : 4214 FARMDALE AVENUE
        01         CITY      :    LOS ANGELES, STUDIO CITY
                   STATE/ZIP : CA  91604
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,049.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,875.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 76.82900
    -----------------------------------------------------------------
0   0031802994     MORTGAGORS: MILNE                JAMES

    REGION CODE    ADDRESS   : 711 SOUTHDALE WAY
        01         CITY      :    WOODSIDE
                   STATE/ZIP : CA  94062
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    368,468.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,370.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 44.11700
    -----------------------------------------------------------------
0   0031803026     MORTGAGORS: CHEN                 SUNG-CHING
                               CHEN                 YU-YUN
    REGION CODE    ADDRESS   : 2221 CIELO PLACE
        01         CITY      :    ARCADIA
                   STATE/ZIP : CA  91006
    MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,493.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,263.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 44.72700
    -----------------------------------------------------------------
0   0031803042     MORTGAGORS: BREMER               TERRENCE
                               BREMER               MERILEE
    REGION CODE    ADDRESS   : 3221 HAZELWOOD WEST
        01         CITY      :    MINNETONKA
                   STATE/ZIP : MN  55391
    MORTGAGE AMOUNT :   293,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,165.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,654.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 71.99017
    -----------------------------------------------------------------
0   0031803109     MORTGAGORS: DEEB                 SALAH
                               DEEB                 ELHAM
    REGION CODE    ADDRESS   : 3500 HAVEN WAY
        01         CITY      :    BURBANK
                   STATE/ZIP : CA  91504
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,410.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,491.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 55.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,504,000.00
                               P & I AMT:     13,654.28
                               UPB AMT:   1,489,586.99

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           76
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031803125     MORTGAGORS: SNEDDON              LARRY
                               SNEDDON              SARAH
    REGION CODE    ADDRESS   : 813 BRIARWOOD ROAD
        01         CITY      :    NEWTOWN SQUARE
                   STATE/ZIP : PA  19073
    MORTGAGE AMOUNT :   323,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,600.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,999.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 62.70300
    -----------------------------------------------------------------
0   0031803133     MORTGAGORS: CHARTRAND            JEFFREY
                               CHARTRAND            JUDY
    REGION CODE    ADDRESS   : 28750 GLADER BOULEVARD
        01         CITY      :    LINDSTROM
                   STATE/ZIP : MN  55045
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,599.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,445.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.58500
    -----------------------------------------------------------------
0   0031803166     MORTGAGORS: LAUTENBACH           ROBERT
                               LAUTENBACH           JAYNE
    REGION CODE    ADDRESS   : 3151 ASHWORTH ROAD
        01         CITY      :    WAUKEE
                   STATE/ZIP : IA  50263
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,844.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,433.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 41.60300
    -----------------------------------------------------------------
0   0031803208     MORTGAGORS: AKHAVIN              MOHAMMAD
                               ALAGHEMAND           ZOHREN
    REGION CODE    ADDRESS   : 2331 NABAL STREET
        01         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92025
    MORTGAGE AMOUNT :   315,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,483.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,835.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 65.72900
    -----------------------------------------------------------------
0   0031803224     MORTGAGORS: HOBBS                DONALD
                               HOBBS                BARBARA
    REGION CODE    ADDRESS   : 19 DARTMOUTH LANE
        01         CITY      :    COTO DE CAZA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,632.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,373.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 66.66600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,444,050.00
                               P & I AMT:     13,087.87
                               UPB AMT:   1,426,159.50

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           77
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031803794     MORTGAGORS: TRUSCOTT             WILLIAM

    REGION CODE    ADDRESS   : 13 WESTPORT LANE
        01         CITY      :    MARBLEHEAD
                   STATE/ZIP : MA  01945
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,592.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 53.09700
    -----------------------------------------------------------------
0   0031803935     MORTGAGORS: JAFFE                GLENN
                               JAFFE                EVE
    REGION CODE    ADDRESS   : 16871 CHARMEL LANE
        01         CITY      :    LOS ANGELES PACIFIC PALIS
                   STATE/ZIP : CA  90272
    MORTGAGE AMOUNT :   633,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    633,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,608.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 48.75000
    -----------------------------------------------------------------
0   0031804248     MORTGAGORS: CARTER               ROBERT
                               CARTER               BOBBIE
    REGION CODE    ADDRESS   : 75 FOLSOM STREET #1400
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94105
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,897.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 48.09160
    -----------------------------------------------------------------
0   0031805765     MORTGAGORS: HARELIK              THEODORE
                               HARELIK              JOAN
    REGION CODE    ADDRESS   : 765 N. TIGERTAIL ROAD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90049
    MORTGAGE AMOUNT :   356,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    354,434.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,204.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 41.45300
    -----------------------------------------------------------------
0   0031806763     MORTGAGORS: STORRIE              SCOTT
                               STORRIE              HAZ
    REGION CODE    ADDRESS   : 5044 LEE HILL DRIVE
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80302
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,069.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,660.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 62.31500
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,901,250.00
                               P & I AMT:     16,963.49
                               UPB AMT:   1,893,254.37

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           78
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031806789     MORTGAGORS: VASHISHTHA           NAINA

    REGION CODE    ADDRESS   : 1938 RIO BONITO DRIVE
        01         CITY      :    ROWLAND HEIGHTS AREA,
                   STATE/ZIP : CA  91748
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    364,534.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,333.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 74.34300
    -----------------------------------------------------------------
0   0031806813     MORTGAGORS: WALLACE              JEFFREY
                               WALLACE              ROBYN
    REGION CODE    ADDRESS   : SNOW ROAD
        01         CITY      :    EAST DOVER
                   STATE/ZIP : VT  05341
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,763.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,190.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 62.33700
    -----------------------------------------------------------------
0   0031806839     MORTGAGORS: MIRJAHANGIRI         SOHRAB
                               PEZESHKPOUR          PARIVASH
    REGION CODE    ADDRESS   : 34 NORTH SANTA TERESITA
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92606
    MORTGAGE AMOUNT :   283,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,829.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,568.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0031806847     MORTGAGORS: PETTY                HAROLD
                               PETTY                JUDY
    REGION CODE    ADDRESS   : 1155 EAST HWY. 22
        01         CITY      :    UNION CITY
                   STATE/ZIP : TN  38281
    MORTGAGE AMOUNT :   274,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,202.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,469.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 79.98900
    -----------------------------------------------------------------
0   0031806870     MORTGAGORS: TUNG                 SAMUEL
                               TUNG                 HELEN
    REGION CODE    ADDRESS   : 6407 EAST VIA ARBOLES
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92807
    MORTGAGE AMOUNT :   273,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,400.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,453.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,439,200.00
                               P & I AMT:     13,015.27
                               UPB AMT:   1,424,731.82

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           79
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031806912     MORTGAGORS: RODRIGUEZ            JORGE
                               RODRIGUEZ            MONICA
    REGION CODE    ADDRESS   : 3691 TOLAND AVENUE
        01         CITY      :    LOS ALAMITOS
                   STATE/ZIP : CA  90720
    MORTGAGE AMOUNT :   266,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,935.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,376.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.02700
    -----------------------------------------------------------------
0   0031806920     MORTGAGORS: BLIZZARD             THADD
                               BLIZZARD             VICTORIA
    REGION CODE    ADDRESS   : 34255 CORCORAN HILL LANE
        01         CITY      :    DAVIS
                   STATE/ZIP : CA  95616
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    435,811.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,954.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031806938     MORTGAGORS: SCHMIDT              DWAYNE
                               WILLIAMS             CANDACE
    REGION CODE    ADDRESS   : 327 NW 14TH STREET
        01         CITY      :    OKLAHOMA CITY
                   STATE/ZIP : OK  73103
    MORTGAGE AMOUNT :   311,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,928.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,846.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 68.22700
    -----------------------------------------------------------------
0   0031806946     MORTGAGORS: GILDEN               HOWARD

    REGION CODE    ADDRESS   : 4711 LA VILLA MARINA #B
        01         CITY      :    MARINA DEL REY AREA, LOS
                   STATE/ZIP : CA  90292
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,536.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,283.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031806961     MORTGAGORS: SAFAR                SIAMAK
                               SAFAR                MEHRSHID
    REGION CODE    ADDRESS   : 2226 NORTH THREE SPRINGS DRIVE
        01         CITY      :    WESTLAKE VILLAGE
                   STATE/ZIP : CA  91361
    MORTGAGE AMOUNT :   560,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    556,417.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,994.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,834,300.00
                               P & I AMT:     16,455.50
                               UPB AMT:   1,816,629.60

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           80
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031808926     MORTGAGORS: MCDOUGALL            DAVID
                               BALFOUR              JACQUELINE
    REGION CODE    ADDRESS   : 1819 OAK TERRACE
        01         CITY      :    NEWCASTLE
                   STATE/ZIP : CA  95658
    MORTGAGE AMOUNT :   294,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,223.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,767.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   250
    LTV :                 76.76240
    -----------------------------------------------------------------
0   0031808991     MORTGAGORS: STOLZER              JEFF

    REGION CODE    ADDRESS   : 19431 SINGING HILLS DRIVE
        01         CITY      :    HORTHRIDGE
                   STATE/ZIP : CA  91326
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,737.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,229.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   250
    LTV :                 66.66600
    -----------------------------------------------------------------
0   0031809023     MORTGAGORS: BRESTYANSKY          JUDITH

    REGION CODE    ADDRESS   : 1 WHITEWOOD WAY
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92612
    MORTGAGE AMOUNT :    71,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     70,326.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       658.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   250
    LTV :                 26.79200
    -----------------------------------------------------------------
0   0031809403     MORTGAGORS: SNELL                TIMOTHY

    REGION CODE    ADDRESS   : 1714 GOULD AVENUE SW
        01         CITY      :    PALM BAY
                   STATE/ZIP : FL  32908
    MORTGAGE AMOUNT :    30,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     30,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       265.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 73.17073
    -----------------------------------------------------------------
0   0031809718     MORTGAGORS: HOBGOOD              HAROLD
                               HOBGOOD              VIRGINIA
    REGION CODE    ADDRESS   : 450 COVINGTON COVE
        01         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30022
    MORTGAGE AMOUNT :   309,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,121.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,820.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 34.33300
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     954,000.00
                               P & I AMT:      8,741.41
                               UPB AMT:     943,408.41

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           81
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031811243     MORTGAGORS: SINGH                GURCHARN
                               SINGH                LATIKA
    REGION CODE    ADDRESS   : 40159 TESORO LANE
        01         CITY      :    PALMDALE
                   STATE/ZIP : CA  93551
    MORTGAGE AMOUNT :   257,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,022.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,296.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.99300
    -----------------------------------------------------------------
0   0031811250     MORTGAGORS: GLEASON              NEIL

    REGION CODE    ADDRESS   : 22672 MANDARINA LANE
        01         CITY      :    TRABUCO CANYON
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,356.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,688.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 24.16600
    -----------------------------------------------------------------
0   0031811318     MORTGAGORS: MADISON              DAVID
                               MADISON              KIMBER
    REGION CODE    ADDRESS   : 1412 HUNTER'S CREEK ROAD
        01         CITY      :    EDMOND
                   STATE/ZIP : OK  73003
    MORTGAGE AMOUNT :   314,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,637.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,849.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.94900
    -----------------------------------------------------------------
0   0031811326     MORTGAGORS: STROM                NANCY

    REGION CODE    ADDRESS   : 614 COVENTRY LANE
        01         CITY      :    EDINA
                   STATE/ZIP : MN  55435
    MORTGAGE AMOUNT :   271,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,483.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,437.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031811441     MORTGAGORS: RIGGIO               DOMINICK
                               RIGGIO               KAREN
    REGION CODE    ADDRESS   : 2680 YAMPA VIEW ESTATES RD.
        01         CITY      :    STEAMBOAT SPRINGS
                   STATE/ZIP : CO  80477
    MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    407,405.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,685.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 74.14100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,543,300.00
                               P & I AMT:     13,957.44
                               UPB AMT:   1,529,904.91

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           82
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031811607     MORTGAGORS: GIMBY                ROBERT
                               GIMBY                MARYLOU
    REGION CODE    ADDRESS   : MISTIC DRIVE
        01         CITY      :    MARSTONS MILLS
                   STATE/ZIP : MA  02648
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,884.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,282.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 59.80800
    -----------------------------------------------------------------
0   0031811631     MORTGAGORS: GRANT                BARBARA

    REGION CODE    ADDRESS   : 398 GREY WHALE
        01         CITY      :    THE SEA RANCH
                   STATE/ZIP : CA  95497
    MORTGAGE AMOUNT :   267,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,469.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,441.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 62.94100
    -----------------------------------------------------------------
0   0031811649     MORTGAGORS: NGAN                 HARK
                               NGAN                 BRENDA
    REGION CODE    ADDRESS   : 24872 SANDFLOWER COURT
        01         CITY      :    DANA POINT
                   STATE/ZIP : CA  92629
    MORTGAGE AMOUNT :   271,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,859.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,146.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/08
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 69.48700
    -----------------------------------------------------------------
0   0031811680     MORTGAGORS: BISHOP               CORT
                               BISHOP               AMMELITA
    REGION CODE    ADDRESS   : 1912 NORTH DIAMOND STREET
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92867
    MORTGAGE AMOUNT :   213,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    211,028.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,921.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0031811714     MORTGAGORS: MCCOY                DENNIS

    REGION CODE    ADDRESS   : 2048 CASA GRANDE STREET
        01         CITY      :    BENICIA
                   STATE/ZIP : CA  94510
    MORTGAGE AMOUNT :   109,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    107,591.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       973.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 60.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,111,450.00
                               P & I AMT:     10,765.77
                               UPB AMT:   1,095,835.13

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           83
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031815780     MORTGAGORS: CHEN                 CHING-FA
                               CHEN                 RAE-SHAE
    REGION CODE    ADDRESS   : 1165 SUMMITRIDGE DRIVE
        01         CITY      :    DIAMOND BAR
                   STATE/ZIP : CA  91765
    MORTGAGE AMOUNT :   286,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,673.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,574.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031815806     MORTGAGORS: GREENBERG            MARTI
                               GREENBERG            GARY
    REGION CODE    ADDRESS   : 411 EAST 53RD ST APT 3H & 3J
        01         CITY      :    NEW YORK
                   STATE/ZIP : NY  10022
    MORTGAGE AMOUNT :   400,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    376,494.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,712.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 53.40000
    -----------------------------------------------------------------
0   0031815822     MORTGAGORS: JENSSEN              PAUL
                               ESNERIO-JENSSEN      DEBRA
    REGION CODE    ADDRESS   : 23 SEARINGTOWN ROAD
        01         CITY      :    SEARINGTOWN
                   STATE/ZIP : NY  11507
    MORTGAGE AMOUNT :   243,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,756.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,276.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 74.98400
    -----------------------------------------------------------------
0   0031817083     MORTGAGORS: FROLOFF              DAVID

    REGION CODE    ADDRESS   : 3411 ISLAND ROAD
        01         CITY      :    WANTAGH
                   STATE/ZIP : NY  11793
    MORTGAGE AMOUNT :   140,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    139,567.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,278.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   250
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031817224     MORTGAGORS: KASKO                MARILYN

    REGION CODE    ADDRESS   : 3825 ARIZONA PLACE
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75023
    MORTGAGE AMOUNT :    96,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     95,683.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       836.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,166,600.00
                               P & I AMT:     10,677.70
                               UPB AMT:   1,136,175.35

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           84
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031817232     MORTGAGORS: TAYLOR               SHIRLEY
                               MORAN                RICHARD
    REGION CODE    ADDRESS   : 12233 SOUTH ANNA DRIVE
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : VA  23146
    MORTGAGE AMOUNT :   289,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,517.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 77.68800
    -----------------------------------------------------------------
0   0031818917     MORTGAGORS: KREGAR               VASILY
                               KREGAR               ANNETTE
    REGION CODE    ADDRESS   : 150-28 9TH AVENUE
        01         CITY      :    WHITESTONE
                   STATE/ZIP : NY  11357
    MORTGAGE AMOUNT :   208,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    206,753.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,942.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   250
    LTV :                 65.00000
    -----------------------------------------------------------------
0   0031819634     MORTGAGORS: YANG                 CHUI-HSU
                               YANG                 ESTHER
    REGION CODE    ADDRESS   : 2139 AVY AVENUE
        01         CITY      :    MENLO PARK
                   STATE/ZIP : CA  94025
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,126.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,536.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031820087     MORTGAGORS: DONAHUE              SARAH

    REGION CODE    ADDRESS   : 36 COVE STREET
        01         CITY      :    DUXBURY
                   STATE/ZIP : MA  02332
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,414.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 55.00000
    -----------------------------------------------------------------
0   0031821846     MORTGAGORS: GORDON               SCOTT
                               GORDON               NANCY
    REGION CODE    ADDRESS   : 1807 VIA PACIFICA
        01         CITY      :    APTOS
                   STATE/ZIP : CA  95003
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,458.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 54.90100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,332,000.00
                               P & I AMT:     11,869.68
                               UPB AMT:   1,329,879.58

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           85
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031822430     MORTGAGORS: PEARLMAN             STEPHEN
                               PEARLMAN             LORRAINE
    REGION CODE    ADDRESS   : 103 UNDERCLIFF RD
        01         CITY      :    MONTCLAIR
                   STATE/ZIP : NJ  07042
    MORTGAGE AMOUNT :   490,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    490,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,370.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 89.90800
    -----------------------------------------------------------------
0   0031823503     MORTGAGORS: ROBERTSON            HOWARD
                               ROBERTSON            ROBERTA
    REGION CODE    ADDRESS   : 1911 EAST LEXINGTON AVENUE
        01         CITY      :    GILBERT
                   STATE/ZIP : AZ  85234
    MORTGAGE AMOUNT :   343,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,137.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 73.92400
    -----------------------------------------------------------------
0   0031823735     MORTGAGORS: GARCEAU              JAMES

    REGION CODE    ADDRESS   : 149 CHACE ST
        01         CITY      :    CLINTON
                   STATE/ZIP : MA  01510
    MORTGAGE AMOUNT :    41,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     41,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       473.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/08
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 37.61400
    -----------------------------------------------------------------
0   0031825128     MORTGAGORS: WHITE                ROBERT
                               WHITE                BONNIE
    REGION CODE    ADDRESS   : 1836 DOLCE DRIVE
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89134
    MORTGAGE AMOUNT :   346,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,119.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,135.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 76.93300
    -----------------------------------------------------------------
0   0031825623     MORTGAGORS: KOSTERS              HOWARD
                               KOSTERS              JEAN
    REGION CODE    ADDRESS   : 913 CALLE MIRAMAR
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,384.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,921.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 53.27800
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,545,950.00
                               P & I AMT:     14,038.66
                               UPB AMT:   1,542,253.62

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           86
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031825896     MORTGAGORS: THROWER              JIMMIE
                               THROWER              MARY
    REGION CODE    ADDRESS   : 136 BONAIRE AVENUE
        01         CITY      :    HERCULES,
                   STATE/ZIP : CA  94547
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,254.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,244.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 84.13700
    -----------------------------------------------------------------
0   0031826100     MORTGAGORS: MASON                LYLE
                               MASON                CAROL
    REGION CODE    ADDRESS   : 1708 SOUTH STONE RIDGE CIRCLE
        01         CITY      :    BOUNTIFUL
                   STATE/ZIP : UT  84010
    MORTGAGE AMOUNT :   750,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    750,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     6,846.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   015
    LTV :                 62.50000
    -----------------------------------------------------------------
0   0031826142     MORTGAGORS: HICKEY               SCOTT
                               WOODS                JEAN
    REGION CODE    ADDRESS   : 7888 NORTH GREEN BAY ROAD
        01         CITY      :    RIVER HILLS
                   STATE/ZIP : WI  53217
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,924.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,948.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031826167     MORTGAGORS: GROSSE               WILLIAM
                               GROSSE               KATHRYN
    REGION CODE    ADDRESS   : 37278 N. STANTON POINT RD
        01         CITY      :    INGLESIDE
                   STATE/ZIP : IL  60046
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,316.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,390.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 54.28500
    -----------------------------------------------------------------
0   0031826183     MORTGAGORS: SHOAF                KIRBY
                               KAUL                 SUSAN
    REGION CODE    ADDRESS   : 1711 E DEAN ROAD
        01         CITY      :    FOX POINT
                   STATE/ZIP : WI  53217
    MORTGAGE AMOUNT :   289,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,171.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,597.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 58.14800
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,877,000.00
                               P & I AMT:     17,027.77
                               UPB AMT:   1,870,667.04

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           87
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031826845     MORTGAGORS: BENEDETTI            ROY
                               BENEDETTI            NANCY
    REGION CODE    ADDRESS   : 18 VISTA MONTEMAR
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   646,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    644,460.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,810.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 61.57100
    -----------------------------------------------------------------
0   0031826936     MORTGAGORS: BUBAC                DAVID
                               BUBAC                SUSAN
    REGION CODE    ADDRESS   : 42 VALLEY
        01         CITY      :    PACIFIC
                   STATE/ZIP : MO  63069
    MORTGAGE AMOUNT :   135,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    134,672.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,269.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   250
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0031826969     MORTGAGORS: KLEMA                ELAINE

    REGION CODE    ADDRESS   : 18620 SW 244 STREET
        01         CITY      :    HOMESTEAD
                   STATE/ZIP : FL  33031
    MORTGAGE AMOUNT :    85,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     84,249.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       806.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   250
    LTV :                 45.94500
    -----------------------------------------------------------------
0   0031826985     MORTGAGORS: POTTLE               JUDITH

    REGION CODE    ADDRESS   : 8770-8772 WEST 26TH AVENUE
        01         CITY      :    LAKEWOOD
                   STATE/ZIP : CO  80215
    MORTGAGE AMOUNT :   177,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    175,131.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,693.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   250
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031827025     MORTGAGORS: DENHAM               N.

    REGION CODE    ADDRESS   : 5006 WHITEHOUSE TRAIL
        01         CITY      :    EVERGREEN
                   STATE/ZIP : CO  80439
    MORTGAGE AMOUNT :    78,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     77,045.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       723.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   250
    LTV :                 42.62200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,122,600.00
                               P & I AMT:     10,303.09
                               UPB AMT:   1,115,560.34

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           88
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031827041     MORTGAGORS: STEVENS              ALANSON

    REGION CODE    ADDRESS   : 8347 SOUTH CARR STREET
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80128
    MORTGAGE AMOUNT :   183,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    179,794.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,735.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   250
    LTV :                 60.00000
    -----------------------------------------------------------------
0   0031827157     MORTGAGORS: HURD                 PETER

    REGION CODE    ADDRESS   : 1855 WASHINGTON STREET
        01         CITY      :    HOLLISTON
                   STATE/ZIP : MA  01746
    MORTGAGE AMOUNT :   184,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    182,229.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,641.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   250
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031827165     MORTGAGORS: PAULSON              KEN
                               PAULSON              ALLISON
    REGION CODE    ADDRESS   : 16711-13 BRUNSWICK AVENUE SE
        01         CITY      :    PRIOR LAKE
                   STATE/ZIP : MN  55372
    MORTGAGE AMOUNT :    94,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     93,675.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       903.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   250
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0031827223     MORTGAGORS: SADLER               WILLIAM
                               SADLER               BARBARA
    REGION CODE    ADDRESS   : 6010 NORTH COATIMUNDI DRIVE
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85750
    MORTGAGE AMOUNT :   215,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    212,292.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,947.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   250
    LTV :                 68.25300
    -----------------------------------------------------------------
0   0031827249     MORTGAGORS: STEVENS              CHARLES
                               STEVENS              NEA
    REGION CODE    ADDRESS   : UPPER ATHENS ROAD
        01         CITY      :    ATHENS
                   STATE/ZIP : VT  05143
    MORTGAGE AMOUNT :   123,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    122,262.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,148.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   250
    LTV :                 44.72700
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     799,500.00
                               P & I AMT:      7,376.28
                               UPB AMT:     790,254.24

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           89
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031827272     MORTGAGORS: COWLES               PHILLIP
                               COWLES               MARTHA
    REGION CODE    ADDRESS   : 1427 TYVOLA ROAD
        01         CITY      :    CHARLOTTE
                   STATE/ZIP : NC  28209
    MORTGAGE AMOUNT :    65,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :     64,525.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       617.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   250
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0031827389     MORTGAGORS: POOSIKIAN            GEORGE

    REGION CODE    ADDRESS   : 10 GULL WAY
        01         CITY      :    KEYPORT
                   STATE/ZIP : NJ  07735
    MORTGAGE AMOUNT :    85,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     84,249.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       806.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   250
    LTV :                 78.70300
    -----------------------------------------------------------------
0   0031827488     MORTGAGORS: MEIER                MARK
                               MEIER                MICHELE
    REGION CODE    ADDRESS   : 3554 S. 122ND CT
        01         CITY      :    GREENFIELD
                   STATE/ZIP : WI  53228
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,347.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,391.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031827546     MORTGAGORS: KOLSRUD              DOUGLAS
                               KOLSRUD              CATHERINE
    REGION CODE    ADDRESS   : 3450 INDIAN RD SE
        01         CITY      :    CEDAR PLAINS
                   STATE/ZIP : IA  52403
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,450.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,424.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 77.22700
    -----------------------------------------------------------------
0   0031827579     MORTGAGORS: FARLANDER            JAMES
                               FARLANDER            GLENDA
    REGION CODE    ADDRESS   : 2946 NORTH SHORE DRIVE
        01         CITY      :    DELAVAN
                   STATE/ZIP : WI  53115
    MORTGAGE AMOUNT :   636,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    632,770.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,723.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 43.91700
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,440,900.00
                               P & I AMT:     12,962.94
                               UPB AMT:   1,431,343.87

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           90
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031827629     MORTGAGORS: LANGSNER             NEIL
                               LANGSNER             KATHRYN
    REGION CODE    ADDRESS   : 260 W PASADENA ROAD
        01         CITY      :    MILLERSVILLE
                   STATE/ZIP : MD  21108
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,657.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,362.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   250
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0031827660     MORTGAGORS: MCMULLIN             JACK
                               MCMULLIN             CAROL
    REGION CODE    ADDRESS   : 8 MACLYN ROAD
        01         CITY      :    EXCELSIOR
                   STATE/ZIP : MN  55331
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,036.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,012.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   250
    LTV :                 46.42800
    -----------------------------------------------------------------
0   0031827702     MORTGAGORS: RAZEK                ALY

    REGION CODE    ADDRESS   : 1353 LEWINSVILLE MEWS COURT
        01         CITY      :    MCLEAN
                   STATE/ZIP : VA  22102
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    642,073.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     6,025.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   250
    LTV :                 62.24500
    -----------------------------------------------------------------
0   0031827736     MORTGAGORS: DIXON                WILLIAM
                               DIXON                PAMELA
    REGION CODE    ADDRESS   : 14016 DOUGLAS LANE ROAD
        01         CITY      :    CENTERBURG
                   STATE/ZIP : OH  43011
    MORTGAGE AMOUNT :   140,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    139,170.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,317.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   250
    LTV :                 62.22200
    -----------------------------------------------------------------
0   0031827751     MORTGAGORS: POPKE                DAVID
                               POPKE                LITA
    REGION CODE    ADDRESS   : 37655 LAKE SHORE ROAD
        01         CITY      :    BEAVER ISLAND
                   STATE/ZIP : MI  48782
    MORTGAGE AMOUNT :    75,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     74,345.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       716.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   250
    LTV :                 57.69200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,550,000.00
                               P & I AMT:     14,435.78
                               UPB AMT:   1,532,283.47

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           91
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031827777     MORTGAGORS: SPICUZZA             JAMES
                               SPICUZZA             AMY
    REGION CODE    ADDRESS   : 708 N 23RD STREET
        01         CITY      :    WILMINGTON
                   STATE/ZIP : NC  28401
    MORTGAGE AMOUNT :    63,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :     62,785.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       595.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   250
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0031827785     MORTGAGORS: MCQUILLEN            MICHEAL
                               MCQUILLEN            POLLY
    REGION CODE    ADDRESS   : 7925 HAWTHRONE ROAD
        01         CITY      :    INDIANAPOLIS
                   STATE/ZIP : IN  46256
    MORTGAGE AMOUNT :   106,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    105,023.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       975.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   250
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031827793     MORTGAGORS: HYSKA                MICHAEL
                               LEITCHUH             JOHN
    REGION CODE    ADDRESS   : 5691 QUINCY STREET
        01         CITY      :    MOUNDSVIEW
                   STATE/ZIP : MN  55112
    MORTGAGE AMOUNT :   104,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    103,141.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,031.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   250
    LTV :                 78.19500
    -----------------------------------------------------------------
0   0031827827     MORTGAGORS: VAN DIEST            EARL

    REGION CODE    ADDRESS   : 14702 TALMO DR NW
        01         CITY      :    GIG HARBOR
                   STATE/ZIP : WA  98332
    MORTGAGE AMOUNT :   133,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    129,099.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,232.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   250
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0031827835     MORTGAGORS: RICE                 EARL
                               RICE                 MARTHA
    REGION CODE    ADDRESS   : 219 DUCK ROAD
        01         CITY      :    SOUTHERN SHORES
                   STATE/ZIP : NC  27949
    MORTGAGE AMOUNT :    63,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     62,444.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       597.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   250
    LTV :                 56.30000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     469,750.00
                               P & I AMT:      4,432.85
                               UPB AMT:     462,493.46

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           92
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031827843     MORTGAGORS: MACKEY               JUDITH

    REGION CODE    ADDRESS   : 8126 ARCHER LANE NORTH
        01         CITY      :    MAPLE GROVE
                   STATE/ZIP : MN  55311
    MORTGAGE AMOUNT :   146,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    138,595.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,368.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   250
    LTV :                 39.59400
    -----------------------------------------------------------------
0   0031827850     MORTGAGORS: EDELSTEIN            THOMAS

    REGION CODE    ADDRESS   : 542 FAIRVIEW AVENUE SOUTH
        01         CITY      :    ST. PAUL
                   STATE/ZIP : MN  55116
    MORTGAGE AMOUNT :    91,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :     90,498.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       832.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   250
    LTV :                 79.95600
    -----------------------------------------------------------------
0   0031827876     MORTGAGORS: RYG                  GARY
                               RYG                  PAULETTE
    REGION CODE    ADDRESS   : 115 SOUTH RIVER ROAD
        01         CITY      :    ALGONQUIN
                   STATE/ZIP : IL  60102
    MORTGAGE AMOUNT :    60,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     59,296.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       582.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   250
    LTV :                 40.81600
    -----------------------------------------------------------------
0   0031827934     MORTGAGORS: RUSHER               RICHARD
                               RUSHER               MARY
    REGION CODE    ADDRESS   : 1709 OAKLY RD
        01         CITY      :    CASTLE HAYNE
                   STATE/ZIP : NC  28429
    MORTGAGE AMOUNT :    73,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     71,809.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       645.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   250
    LTV :                 56.15300
    -----------------------------------------------------------------
0   0031827983     MORTGAGORS: SHEALS               WILLIAM

    REGION CODE    ADDRESS   : 3494 WOOD ACRES BLVD.
        01         CITY      :    DULUTH
                   STATE/ZIP : GA  30096
    MORTGAGE AMOUNT :   236,786.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,303.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,144.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.89200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     608,236.00
                               P & I AMT:      5,574.39
                               UPB AMT:     595,503.83

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           93
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031828304     MORTGAGORS: SHEVLIN              CHRISTOPHER
                               SHEVLIN              BECKY
    REGION CODE    ADDRESS   : 335 NORTH PRIMROSE AVENUE
        01         CITY      :    MONROVIA
                   STATE/ZIP : CA  91016
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,831.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 75.23100
    -----------------------------------------------------------------
0   0031828817     MORTGAGORS: MILLER               KENNETH
                               TAYLOR               KATHLEEN
    REGION CODE    ADDRESS   : 939 SHATTUCK AVENUE,
        01         CITY      :    BERKELEY,
                   STATE/ZIP : CA  94707
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,945.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,787.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 68.81700
    -----------------------------------------------------------------
0   0031829765     MORTGAGORS: KOLAKOWSKI           THOMAS
                               GRUSKA-KOLAKOWSKI    CHRISTINE
    REGION CODE    ADDRESS   : 12827 ROLSTON DR
        01         CITY      :    PLYMOUTH
                   STATE/ZIP : MI  48170
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    421,082.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,909.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 65.38461
    -----------------------------------------------------------------
0   0031829823     MORTGAGORS: ABBOTT               WILLIAM
                               ABBOTT               KAREN
    REGION CODE    ADDRESS   : 6033 CARRIAGE HILL
        01         CITY      :    JACKSON
                   STATE/ZIP : MI  49201
    MORTGAGE AMOUNT :   378,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    373,784.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,459.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 77.65300
    -----------------------------------------------------------------
0   0031829831     MORTGAGORS: FULTON               WILLIAM
                               FULTON               HEUNGBOC
    REGION CODE    ADDRESS   : 1719 HERMITAGE
        01         CITY      :    ANN ARBOR
                   STATE/ZIP : MI  48104
    MORTGAGE AMOUNT :   464,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    461,126.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,235.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 79.86230
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,912,950.00
                               P & I AMT:     17,223.28
                               UPB AMT:   1,899,939.53

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           94
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031831084     MORTGAGORS: DENTON               SCOTT
                               DENTON               DEBORAH
    REGION CODE    ADDRESS   : 5141 WEST KNOLL DRIVE
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92886
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,388.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031831134     MORTGAGORS: CHOY                 KENNETH
                               CHOY                 YAU-FUN
    REGION CODE    ADDRESS   : 6961 CALABAZAS CREEK CIRCLE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95129
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,586.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 36.25000
    -----------------------------------------------------------------
0   0031831746     MORTGAGORS: WERNER               PAUL
                               WERNER               PATRICIA
    REGION CODE    ADDRESS   : 4585 N HEWITTS POINT RD
        01         CITY      :    OCONOMOWOC
                   STATE/ZIP : WI  53066
    MORTGAGE AMOUNT :   303,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,033.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,702.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 28.85700
    -----------------------------------------------------------------
0   0031831779     MORTGAGORS: KOOPMAN              RALPH
                               KOOPMAN              KATHY
    REGION CODE    ADDRESS   : 2748 HIGHWAY 17
        01         CITY      :    PHELPS
                   STATE/ZIP : WI  54554
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,100.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,561.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 65.66800
    -----------------------------------------------------------------
0   0031831985     MORTGAGORS: HOANG                REX
                               NGUYEN               MAI
    REGION CODE    ADDRESS   : 3107 WHITE DAISY PLACE
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22031
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,182.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,660.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,446,000.00
                               P & I AMT:     12,899.04
                               UPB AMT:   1,441,316.49

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           95
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031832017     MORTGAGORS: BHATTI               HARKISHAN
                               BHATTI               HARKEWAL
    REGION CODE    ADDRESS   : 8202 W PARK AVENUE
        01         CITY      :    NILES
                   STATE/ZIP : IL  60714
    MORTGAGE AMOUNT :   358,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,096.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,297.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   250
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031832108     MORTGAGORS: LAI                  KWO-LONG
                               LAI                  LIU
    REGION CODE    ADDRESS   : 12819 DWIGHT STREET
        01         CITY      :    HERNDON
                   STATE/ZIP : VA  20171
    MORTGAGE AMOUNT :   311,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,010.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,773.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.97181
    -----------------------------------------------------------------
0   0031832132     MORTGAGORS: ARCHER               JON

    REGION CODE    ADDRESS   : 6820 OUTLAND DRIVE
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75023
    MORTGAGE AMOUNT :    87,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :     86,846.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       776.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 73.08300
    -----------------------------------------------------------------
0   0031832165     MORTGAGORS: SINGH                SPOONY
                               SUNDHER              CHANCHIL
    REGION CODE    ADDRESS   : 21881 CASTLEWOOD DRIVE
        01         CITY      :    MALIBU
                   STATE/ZIP : CA  90265
    MORTGAGE AMOUNT :   520,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    516,744.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,710.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 47.27272
    -----------------------------------------------------------------
0   0031832199     MORTGAGORS: HYLTON               CATHLEEN
                               HYLTON               KEVIN
    REGION CODE    ADDRESS   : 1336 BROADMOOR DRIVE EAST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98112
    MORTGAGE AMOUNT :   570,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    564,631.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,163.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 38.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,847,100.00
                               P & I AMT:     16,720.31
                               UPB AMT:   1,832,330.61

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           96
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031832223     MORTGAGORS: MCGROARTY            PATRICK
                               MCGROARTY            EUGENIA
    REGION CODE    ADDRESS   : 9405 RAVINA COURT
        01         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   260,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,932.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,324.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 72.38800
    -----------------------------------------------------------------
0   0031832249     MORTGAGORS: SIMON                MICHAEL
                               HIROSE               LORIE
    REGION CODE    ADDRESS   : 16623 WEST ARCHER AVENUE
        01         CITY      :    GOLDEN
                   STATE/ZIP : CO  80401
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,952.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,353.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 67.51200
    -----------------------------------------------------------------
0   0031832256     MORTGAGORS: WU                   ROBERT
                               WU                   ALICE
    REGION CODE    ADDRESS   : 7905 TURNCREST DRIVE
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,333.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,995.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 63.25500
    -----------------------------------------------------------------
0   0031832264     MORTGAGORS: MINICK               WILLIAM
                               TONN                 MELISSA
    REGION CODE    ADDRESS   : 3524 MILTON AVENUE
        01         CITY      :    UNIVERSITY PARK
                   STATE/ZIP : TX  75205
    MORTGAGE AMOUNT :   411,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    408,509.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,810.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 67.93388
    -----------------------------------------------------------------
0   0031832298     MORTGAGORS: CAMILLERI            BRUCE
                               JOHNSON              JENNIFER
    REGION CODE    ADDRESS   : 5827 NORTH SHORE DRIVE
        01         CITY      :    WHITEFISH BAY
                   STATE/ZIP : WI  53217
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,291.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,426.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 73.77000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,479,600.00
                               P & I AMT:     13,910.62
                               UPB AMT:   1,469,020.46

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           97
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031832306     MORTGAGORS: BAKER                GLENNA

    REGION CODE    ADDRESS   : 18306 PAMELA WAY
        01         CITY      :    SPRING
                   STATE/ZIP : TX  77379
    MORTGAGE AMOUNT :   280,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,835.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,483.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 78.39300
    -----------------------------------------------------------------
0   0031832330     MORTGAGORS: ERAL                 ROGER
                               ERAL                 MARGARET
    REGION CODE    ADDRESS   : 18692 ERIN BAY
        01         CITY      :    EDEN PRAIRIE
                   STATE/ZIP : MN  55347
    MORTGAGE AMOUNT :   314,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,976.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,756.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 57.09000
    -----------------------------------------------------------------
0   0031832348     MORTGAGORS: KASEMODEL            MARGARET
                               KASEMODEL            LYNN
    REGION CODE    ADDRESS   : 6609 YOUNG CIRCLE
        01         CITY      :    PANORA
                   STATE/ZIP : IA  50216
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,330.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,160.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 79.36500
    -----------------------------------------------------------------
0   0031832355     MORTGAGORS: WILSON               STEVEN
                               WILSON               DIANA
    REGION CODE    ADDRESS   : 3015 HIGHWAY 276 WEST
        01         CITY      :    QUINLAN
                   STATE/ZIP : TX  75474
    MORTGAGE AMOUNT :   132,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    131,173.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,195.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031832371     MORTGAGORS: WHALEN               KEVIN
                               WHALEN               WENDY
    REGION CODE    ADDRESS   : 3423 OAKLAND DRIVE
        01         CITY      :    SUGAR LAND
                   STATE/ZIP : TX  77479
    MORTGAGE AMOUNT :   623,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    619,958.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,564.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.63000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,600,600.00
                               P & I AMT:     14,161.47
                               UPB AMT:   1,591,274.64

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           98
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031832538     MORTGAGORS: JULKA                NARESH
                               JULKA                KAMLESH
    REGION CODE    ADDRESS   : 98 LIVERY COURT
        01         CITY      :    OAKBROOK
                   STATE/ZIP : IL  60523
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    447,152.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,044.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 36.00000
    -----------------------------------------------------------------
0   0031833163     MORTGAGORS: MACMILLAN            SCOTT
                               MACMILLAN            PATRICIA
    REGION CODE    ADDRESS   : 58 MEADOW RIDGE
        01         CITY      :    WOODLANDS
                   STATE/ZIP : TX  77381
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,005.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,269.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    -----------------------------------------------------------------
0   0031833171     MORTGAGORS: NA                   PAUL
                               NA                   HEUNGIN
    REGION CODE    ADDRESS   : 2281 33RD AVE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94116
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,336.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,318.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 53.60824
    -----------------------------------------------------------------
0   0031833189     MORTGAGORS: NIELSEN              ROBERT
                               NIELSEN              VIRGINIA
    REGION CODE    ADDRESS   : 939 WREN DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95125
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,434.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,264.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.42253
    -----------------------------------------------------------------
0   0031833213     MORTGAGORS: MYERS                MICHAEL
                               MYERS                DONNA
    REGION CODE    ADDRESS   : 6492 PFEIFFER RANCH ROAD
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    397,468.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,595.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 60.60600
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,616,500.00
                               P & I AMT:     14,493.25
                               UPB AMT:   1,605,397.71

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:           99
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031833304     MORTGAGORS: DI SABATINO          FRANK

    REGION CODE    ADDRESS   : 4256 LOBOS ROAD
        01         CITY      :    WOODLAND HILLS
                   STATE/ZIP : CA  91364
    MORTGAGE AMOUNT :   303,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,063.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,765.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   250
    LTV :                 78.70129
    -----------------------------------------------------------------
0   0031833528     MORTGAGORS: FURFARO              MICHAEL

    REGION CODE    ADDRESS   : 18820 MISTY LAKE DRIVE
        01         CITY      :    JUPITER
                   STATE/ZIP : FL  33458
    MORTGAGE AMOUNT :   168,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    167,312.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,576.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0031833536     MORTGAGORS: PELHAM               DONALD
                               PELHAM               SHAWYN
    REGION CODE    ADDRESS   : 5214 RIDGEWOOD REEF
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77041
    MORTGAGE AMOUNT :   345,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,289.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,081.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 76.77700
    -----------------------------------------------------------------
0   0031833551     MORTGAGORS: SCHMIDT              WILLARD
                               SCHMIDT              VERONICA
    REGION CODE    ADDRESS   : 958 FAIRWAY PARK DRIVE
        01         CITY      :    INCLINE VILLAGE
                   STATE/ZIP : NV  89450
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,430.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,229.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031833569     MORTGAGORS: KHARRAT              MAHMOUD

    REGION CODE    ADDRESS   : 5709 WHITECLIFF
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75093
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    645,796.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,751.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 65.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,715,250.00
                               P & I AMT:     15,404.70
                               UPB AMT:   1,704,892.56

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          100
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031833858     MORTGAGORS: WELKE                MARK
                               WELKE                LYNNE
    REGION CODE    ADDRESS   : 1119 MERIDITH AVENUE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95125
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    398,738.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,595.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 52.98000
    -----------------------------------------------------------------
0   0031835044     MORTGAGORS: BRADLEY              H.

    REGION CODE    ADDRESS   : 6508 EAST SMOKEY AVENUE
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92867
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,548.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 64.00000
    -----------------------------------------------------------------
0   0031835770     MORTGAGORS: BRONSTON             PAUL

    REGION CODE    ADDRESS   : 1 JIB STREET UNIT 202
        01         CITY      :    MARINA DEL REY
                   STATE/ZIP : CA  90292
    MORTGAGE AMOUNT :   504,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    502,392.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,494.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 74.66666
    -----------------------------------------------------------------
0   0031836075     MORTGAGORS: TANNO                DAVID
                               TANNO                MELISSA
    REGION CODE    ADDRESS   : 915 CAMBRIDGE ROAD
        01         CITY      :    CLEVELAND HEIGHTS
                   STATE/ZIP : OH  44121
    MORTGAGE AMOUNT :    86,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     85,215.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       797.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   250
    LTV :                 89.58300
    -----------------------------------------------------------------
0   0031836083     MORTGAGORS: GALANIF              KENNETH
                               GALANIF              LINDA
    REGION CODE    ADDRESS   : 341 HIGHLAND AVENUE
        01         CITY      :    SOUTH PORTLAND
                   STATE/ZIP : ME  04106
    MORTGAGE AMOUNT :   139,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    137,484.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,280.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   250
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,417,200.00
                               P & I AMT:     12,716.58
                               UPB AMT:   1,411,830.58

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          101
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031836109     MORTGAGORS: BECKEL               JEROME
                               BECKEL               MARY JO
    REGION CODE    ADDRESS   : 12603 HUNTERS CHASE
        01         CITY      :    SAN ANTONIO
                   STATE/ZIP : TX  78230
    MORTGAGE AMOUNT :   389,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,782.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,444.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.44800
    -----------------------------------------------------------------
0   0031836281     MORTGAGORS: AHRENHOLZ            DAVID
                               AHRENHOLZ            JEANNE
    REGION CODE    ADDRESS   : 9255 HENNEPIN COUNTY ROAD 6
        01         CITY      :    MAPLE PLAIN
                   STATE/ZIP : MN  55359
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,025.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,804.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 39.00000
    -----------------------------------------------------------------
0   0031838014     MORTGAGORS: BASTABLE             EDWIN
                               BASTABLE             DEBORAH
    REGION CODE    ADDRESS   : 1311 WESTHILLS LANE
        01         CITY      :    RESTON
                   STATE/ZIP : VA  20190
    MORTGAGE AMOUNT :   197,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    195,793.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 65.66600
    -----------------------------------------------------------------
0   0031838048     MORTGAGORS: HEDVAT               RAFI
                               HEDVAT               MANIJEH
    REGION CODE    ADDRESS   : 8216 NESTLE AVENUE
        01         CITY      :    RESEDA
                   STATE/ZIP : CA  91335
    MORTGAGE AMOUNT :    97,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     96,437.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       926.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 66.43800
    -----------------------------------------------------------------
0   0031838063     MORTGAGORS: CHAMBLESS            JACKIE
                               CHAMBLESS            MARIAN
    REGION CODE    ADDRESS   : 501 EAST 3RD STREET
        01         CITY      :    CALUMET
                   STATE/ZIP : OK  73014
    MORTGAGE AMOUNT :    52,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     51,386.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       496.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,047,300.00
                               P & I AMT:      9,485.47
                               UPB AMT:   1,040,425.66

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          102
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031838071     MORTGAGORS: NEUWIRTH             MARVIN
                               NEUWIRTH             SARAH
    REGION CODE    ADDRESS   : 5006 CARLTON PLACE #18
        01         CITY      :    WILMINGTON
                   STATE/ZIP : NC  28403
    MORTGAGE AMOUNT :   121,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    120,689.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,129.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.98700
    -----------------------------------------------------------------
0   0031838105     MORTGAGORS: CAMILLETTI           DARRELL
                               CAMILLETTI           CAROL
    REGION CODE    ADDRESS   : 908 RIDGE ROAD
        01         CITY      :    CRAIG
                   STATE/ZIP : CO  81625
    MORTGAGE AMOUNT :   125,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    124,267.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,185.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 53.19100
    -----------------------------------------------------------------
0   0031838121     MORTGAGORS: VECHERY              HENRY

    REGION CODE    ADDRESS   : 6208 CLEARWOOD ROAD
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20817
    MORTGAGE AMOUNT :   286,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,859.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,635.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 58.46900
    -----------------------------------------------------------------
0   0031838139     MORTGAGORS: LY                   VONG
                               LUU                  CHAU
    REGION CODE    ADDRESS   : 733 SOUTH GALENA STREET
        01         CITY      :    DENVER
                   STATE/ZIP : CO  80231
    MORTGAGE AMOUNT :   110,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    109,326.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,011.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 48.88800
    -----------------------------------------------------------------
0   0031838154     MORTGAGORS: SMOGER               ILENE

    REGION CODE    ADDRESS   : 3649,3651,3653 & 3655 RICKSHAW DRIV
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75229
    MORTGAGE AMOUNT :   137,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    136,385.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,305.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   250
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     780,900.00
                               P & I AMT:      7,267.23
                               UPB AMT:     774,528.13

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          103
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031838196     MORTGAGORS: KOBORSI              ABDALLAH
                               KOBORSI              LANA
    REGION CODE    ADDRESS   : 8920 MERION DRIVE
        01         CITY      :    ORLAND PARK
                   STATE/ZIP : IL  60462
    MORTGAGE AMOUNT :   151,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    149,932.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,389.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 66.22800
    -----------------------------------------------------------------
0   0031838220     MORTGAGORS: PRATT                DONALD
                               PRATT                CORI
    REGION CODE    ADDRESS   : 132 LAKE TERRACE DRIVE
        01         CITY      :    MABANK
                   STATE/ZIP : TX  75147
    MORTGAGE AMOUNT :   134,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    132,764.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,232.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.33300
    -----------------------------------------------------------------
0   0031838246     MORTGAGORS: BORLAUG              MARSHALL
                               BORLAUG              AMY
    REGION CODE    ADDRESS   : 400 LIGHTSEY ROAD
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78704
    MORTGAGE AMOUNT :    57,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :     57,247.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       529.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   250
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031838329     MORTGAGORS: PETTY                RONALD
                               PETTY                ALISA
    REGION CODE    ADDRESS   : 2 CROWNHILL LANE
        01         CITY      :    CLARKSON VALLEY
                   STATE/ZIP : MO  63005
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,074.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,313.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031838410     MORTGAGORS: VONRIVENBURGH        GARY
                               VONRIVENBURGH        RACHEL
    REGION CODE    ADDRESS   : 7732 UTE HIGHWAY
        01         CITY      :    LONGMONT
                   STATE/ZIP : CO  80503
    MORTGAGE AMOUNT :   184,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    184,048.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,724.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 64.77100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     799,200.00
                               P & I AMT:      7,189.76
                               UPB AMT:     795,067.83

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          104
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031838451     MORTGAGORS: CASTRO               LINDA
                               CASTRO               MIKE
    REGION CODE    ADDRESS   : 10834 DORLAND STREET
        01         CITY      :    WHITTIER
                   STATE/ZIP : CA  90606
    MORTGAGE AMOUNT :   138,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    137,181.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,298.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.85700
    -----------------------------------------------------------------
0   0031838543     MORTGAGORS: QIU                  MATHEW
                               WONG                 KANNY
    REGION CODE    ADDRESS   : 571 DARIEN WAY
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94127
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,996.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,898.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 49.23100
    -----------------------------------------------------------------
0   0031838576     MORTGAGORS: PAYNE                STEVEN
                               PAYNE                MICHELE
    REGION CODE    ADDRESS   : 7384 AWSLEY LANE
        01         CITY      :    THE PLAINS
                   STATE/ZIP : VA  20198
    MORTGAGE AMOUNT :   284,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,466.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,560.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   05/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 94.98900
    -----------------------------------------------------------------
0   0031838600     MORTGAGORS: GROSS                STEVEN
                               GROSS                ROXANNE
    REGION CODE    ADDRESS   : 1309 80TH STREET UNIT A & B
        01         CITY      :    LUBBOCK
                   STATE/ZIP : TX  79423
    MORTGAGE AMOUNT :    89,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :     88,715.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       833.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 85.00000
    -----------------------------------------------------------------
0   0031838659     MORTGAGORS: LAU                  FELIX
                               LAU                  PAULA
    REGION CODE    ADDRESS   : 60 CRESTRIDGE COURT
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94506
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,114.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,667.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 44.34250
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,122,100.00
                               P & I AMT:     10,259.43
                               UPB AMT:   1,111,474.58

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          105
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031838691     MORTGAGORS: GILLUM               MARLIS

    REGION CODE    ADDRESS   : 18316 HATTERAS STREET #36
        01         CITY      :    (TARZANA) LOS ANGELES
                   STATE/ZIP : CA  91356
    MORTGAGE AMOUNT :    68,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     67,373.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       625.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031838816     MORTGAGORS: MILAZZO              FRANCES

    REGION CODE    ADDRESS   : 18773 WEST MEADOE GRASS DRIVE
        01         CITY      :    LAKE VILLA
                   STATE/ZIP : IL  60046
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,470.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,354.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 78.75000
    -----------------------------------------------------------------
0   0031838832     MORTGAGORS: NUSS                 WILLIAM
                               NUSS                 LORI
    REGION CODE    ADDRESS   : 2645 ROCHELLE PLACE
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93063
    MORTGAGE AMOUNT :   218,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    216,664.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,005.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 77.85714
    -----------------------------------------------------------------
0   0031838865     MORTGAGORS: DONOHO               KRISTINE

    REGION CODE    ADDRESS   : 4573 D ALAMO STREET
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93063
    MORTGAGE AMOUNT :    52,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     52,185.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       490.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0031839012     MORTGAGORS: MASCHINO             PEGGY

    REGION CODE    ADDRESS   : 133 NE 61ST STREET
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98115
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,523.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     882,500.00
                               P & I AMT:      7,999.02
                               UPB AMT:     875,693.89

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          106
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031839848     MORTGAGORS: LODATO               L. JOSEPH
                               ODEEN-LODATO         PAMELA
    REGION CODE    ADDRESS   : 955 CONCORD ROAD
        01         CITY      :    SUDBURY
                   STATE/ZIP : MA  01776
    MORTGAGE AMOUNT :   287,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,539.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 52.18181
    -----------------------------------------------------------------
0   0031840143     MORTGAGORS: WILSON               ALLAN
                               WILSON               AILEEN
    REGION CODE    ADDRESS   : 1108 CALLE ELAJNA
        01         CITY      :    THOUSAND OAKS AREA
                   STATE/ZIP : CA  91360
    MORTGAGE AMOUNT :   380,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    380,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,473.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 69.18100
    -----------------------------------------------------------------
0   0031840432     MORTGAGORS: HAYASHI              STEVEN
                               HAYASHI              MARIA
    REGION CODE    ADDRESS   : 7144 MARTWOOD WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   249,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,203.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 60.00000
    -----------------------------------------------------------------
0   0031840788     MORTGAGORS: KELLY                WILLIAM
                               KELLY                KAREN
    REGION CODE    ADDRESS   : 4504 SUNNYSIDE ROAD
        01         CITY      :    EDINA
                   STATE/ZIP : MN  55424
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    388,728.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,424.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 53.79300
    -----------------------------------------------------------------
0   0031842636     MORTGAGORS: ICLISOY              ARTHUR
                               ICLISOY              JESSICA
    REGION CODE    ADDRESS   : 217 SOUTH LINDEN DRIVE
        01         CITY      :    BEVERLY HILLS
                   STATE/ZIP : CA  90212
    MORTGAGE AMOUNT :   474,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    472,488.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,227.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 69.70500
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,780,500.00
                               P & I AMT:     15,868.14
                               UPB AMT:   1,777,717.19

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          107
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031842693     MORTGAGORS: GILAD                ALEC
                               GILAD                DRORA
    REGION CODE    ADDRESS   : 200 NORTH SWALL DRIVE, NO.PH53
        01         CITY      :    BEVERLY HILLS
                   STATE/ZIP : CA  90211
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    400,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,539.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031842701     MORTGAGORS: MCMANUS              PHILIP
                               MCMANUS              AGNES
    REGION CODE    ADDRESS   : 261 AND 263 SAN JOAQUIN STREET
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   325,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,169.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,901.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   250
    LTV :                 65.06000
    -----------------------------------------------------------------
0   0031843212     MORTGAGORS: BRAYMER              JOHN
                               BRAYMER              META
    REGION CODE    ADDRESS   : 202 E. OXFORD CIR.
        01         CITY      :    RICHMOND
                   STATE/ZIP : VA  23221
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,899.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,076.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.67667
    -----------------------------------------------------------------
0   0031846157     MORTGAGORS: PRUBAN               JOHN
                               PRUBAN               CHRISTINE
    REGION CODE    ADDRESS   : 412 SOUTH BRISTOL LANE
        01         CITY      :    ARLINGTON HEIGHTS
                   STATE/ZIP : IL  60005
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,531.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,505.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0031846330     MORTGAGORS: GINSBERG             ERIC
                               ROBERTS              ERICA
    REGION CODE    ADDRESS   : 2034 POPLAR AVENUE
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94061
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,981.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 59.48200
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,805,300.00
                               P & I AMT:     16,004.83
                               UPB AMT:   1,798,601.25

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          108
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031846751     MORTGAGORS: LAM                  DAVID
                               NGUYEN               PHUONG
    REGION CODE    ADDRESS   : 5334 LIWAI STREET
        01         CITY      :    HONOLULU
                   STATE/ZIP : HI  96821
    MORTGAGE AMOUNT :   254,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,143.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.00000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.00000  PRODUCT CODE      :   250
    LTV :                 76.96969
    -----------------------------------------------------------------
0   0031847619     MORTGAGORS: CONERLY              JAMES
                               CONERLY              ROBIN
    REGION CODE    ADDRESS   : 1221 SOUTH SIERRA BONITA AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90019
    MORTGAGE AMOUNT :   338,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,712.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,990.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 73.47800
    -----------------------------------------------------------------
0   0031847635     MORTGAGORS: HUPP                 SCOTT
                               HUPP                 CECILIA
    REGION CODE    ADDRESS   : 1439 STRATTFORD STREET,
        01         CITY      :    BREA,
                   STATE/ZIP : CA  92821
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,177.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,134.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 69.57746
    -----------------------------------------------------------------
0   0031847734     MORTGAGORS: NICOLAISEN           GARY
                               NICOLAISEN           LEIGH
    REGION CODE    ADDRESS   : 39 GARNER DRIVE,
        01         CITY      :    NOVATO,
                   STATE/ZIP : CA  94947
    MORTGAGE AMOUNT :   260,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,112.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,418.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 47.00900
    -----------------------------------------------------------------
0   0031847775     MORTGAGORS: MEHTA                JAGAT
                               MEHTA                CHANDRAKALA
    REGION CODE    ADDRESS   : 8561 LINKS ROAD
        01         CITY      :    BUENA PARK
                   STATE/ZIP : CA  90621
    MORTGAGE AMOUNT :   283,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,135.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,603.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 78.83008
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,382,900.00
                               P & I AMT:     12,291.05
                               UPB AMT:   1,377,137.79

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          109
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031848567     MORTGAGORS: MAYCLIN              BRUCE
                               MAYCLIN              AGOSTINA
    REGION CODE    ADDRESS   : 1043 EL CABALLO DRIVE
        01         CITY      :    ARCADIA
                   STATE/ZIP : CA  91006
    MORTGAGE AMOUNT :   401,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    401,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,520.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 74.95327
    -----------------------------------------------------------------
0   0031849623     MORTGAGORS: SCOTT                STEVEN
                               SCOTT                KIMBERLY
    REGION CODE    ADDRESS   : 124 SOUTH IRENA AVENUE B
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   293,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,584.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,658.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 62.44680
    -----------------------------------------------------------------
0   0031850605     MORTGAGORS: BECKWITH             STEVEN
                               MCCORMICK            SUSAN
    REGION CODE    ADDRESS   : 10 RUXTON HILL ROAD
        01         CITY      :    RUXTON
                   STATE/ZIP : MD  21204
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,663.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,176.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   07/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031850613     MORTGAGORS: CAZAUBON             PHILIPPE
                               CAZAUBON             TARA
    REGION CODE    ADDRESS   : 20579 BROADNAX PLACE
        01         CITY      :    ASHBURN
                   STATE/ZIP : VA  20147
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,447.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,595.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031851082     MORTGAGORS: BUTLER               MICHEAL
                               BUTLER               ANNE
    REGION CODE    ADDRESS   : 10828 FELLOWS CREEK
        01         CITY      :    PLYMOUTH
                   STATE/ZIP : MI  48170
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    345,700.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,031.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,670,500.00
                               P & I AMT:     14,983.24
                               UPB AMT:   1,660,395.51

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          110
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031852809     MORTGAGORS: TAKAHASHI            TERUO
                               TAKAHASHI            AYAKO
    REGION CODE    ADDRESS   : 1410 MARLBOROUGH ROAD
        01         CITY      :    HILLSBOROUGH
                   STATE/ZIP : CA  94010
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    498,405.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,459.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 56.62514
    -----------------------------------------------------------------
0   0031854771     MORTGAGORS: YU                   WILFRED
                               YU                   IVY
    REGION CODE    ADDRESS   : 212 TRAMINER COURT
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94539
    MORTGAGE AMOUNT :   324,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,487.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,939.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 38.63000
    -----------------------------------------------------------------
0   0031854953     MORTGAGORS: D'SOUZA              LANCY
                               D'SOUZA              ASHA
    REGION CODE    ADDRESS   : 1653 CALLE ROCHELLE
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91360
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,071.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,548.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031855083     MORTGAGORS: LIN                  MAO-TSE
                               LIN                  SHU-CHING
    REGION CODE    ADDRESS   : 2635 EL DORADO
        01         CITY      :    TUSTIN
                   STATE/ZIP : CA  92782
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,032.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,808.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 60.78400
    -----------------------------------------------------------------
0   0031855117     MORTGAGORS: WONG                 LAURENCE
                               WONG                 MARGARET
    REGION CODE    ADDRESS   : 13149 WINSTANLEY WAY
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   317,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,343.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,743.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.37500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.37500  PRODUCT CODE      :   002
    LTV :                 57.05100
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,739,900.00
                               P & I AMT:     15,498.46
                               UPB AMT:   1,734,339.65

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          111
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031855125     MORTGAGORS: FARAHMAND            DARYOUSH
                               FARAHMAND            ELIZABETH
    REGION CODE    ADDRESS   : 1825 LOMA VISTA DRIVE
        01         CITY      :    BEVERLY HILLS
                   STATE/ZIP : CA  90210
    MORTGAGE AMOUNT :   545,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    543,280.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,898.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 62.28500
    -----------------------------------------------------------------
0   0031855141     MORTGAGORS: COLLINS              TEDDY
                               COLLINS              BETTY
    REGION CODE    ADDRESS   : 10 ALTIMIRA
        01         CITY      :    COTO DE CAZA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,148.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,336.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 61.39500
    -----------------------------------------------------------------
0   0031855166     MORTGAGORS: DOMINGUEZ            ABEL
                               DOMINGUEZ            DAYRA
    REGION CODE    ADDRESS   : 6011 VISTA DE LA MESA
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    438,641.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,016.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 36.66600
    -----------------------------------------------------------------
0   0031855174     MORTGAGORS: CHEN                 BIINJ-JAW
                               CHEN                 SUHCHING
    REGION CODE    ADDRESS   : 13031 ITAPETINGA LANE
        01         CITY      :    CERRITOS
                   STATE/ZIP : CA  90703
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,943.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,011.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.27600
    -----------------------------------------------------------------
0   0031855190     MORTGAGORS: CLARK                WILLIAM
                               CLARK                AMY
    REGION CODE    ADDRESS   : 1456 SILVIUS AVENUE
        01         CITY      :    SAN PEDRO
                   STATE/ZIP : CA  90731
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,714.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,281.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,832,000.00
                               P & I AMT:     16,543.88
                               UPB AMT:   1,824,728.48

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          112
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031855208     MORTGAGORS: STERN                ANDREW
                               LEVY                 NORMA
    REGION CODE    ADDRESS   : 6561 DUME DRIVE
        01         CITY      :    MALIBU
                   STATE/ZIP : CA  90265
    MORTGAGE AMOUNT :   593,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    591,129.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,330.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 68.16000
    -----------------------------------------------------------------
0   0031855224     MORTGAGORS: SHEN                 YA-HU
                               SHEN                 HSIU-MEI
    REGION CODE    ADDRESS   : 44173 OWL PLACE
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94539
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,923.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,125.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 47.91600
    -----------------------------------------------------------------
0   0031855232     MORTGAGORS: LUI                  GREGORY
                               SHO                  MARIA
    REGION CODE    ADDRESS   : 1579 CLEO SPRINGS DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95131
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,227.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,202.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 58.33300
    -----------------------------------------------------------------
0   0031855240     MORTGAGORS: LAXPATI              JATIN
                               LAXPATI              SHAILA
    REGION CODE    ADDRESS   : 1900 PACIFIC COAST HWY UNIT 24,
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,073.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,738.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 60.00000
    -----------------------------------------------------------------
0   0031855257     MORTGAGORS: ABRISHAMI            RAY
                               ABRISHAMI            AURORA
    REGION CODE    ADDRESS   : 40 MAYNARD WAY
        01         CITY      :    LOS ALTOS
                   STATE/ZIP : CA  94022
    MORTGAGE AMOUNT :   576,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    574,142.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,097.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 46.08000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,059,000.00
                               P & I AMT:     18,492.98
                               UPB AMT:   2,052,496.30

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          113
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031855489     MORTGAGORS: LO                   TOMMY

    REGION CODE    ADDRESS   : 41 CRESTVIEW COURT
        01         CITY      :    DUARTE
                   STATE/ZIP : CA  91010
    MORTGAGE AMOUNT :   183,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    183,188.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   250
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0031856404     MORTGAGORS: O'DONNELL            MICHAEL
                               O'DONNELL            CINDY
    REGION CODE    ADDRESS   : 5336 OAK TREE COURT
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80301
    MORTGAGE AMOUNT :   294,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,082.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,663.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 77.36800
    -----------------------------------------------------------------
0   0031856677     MORTGAGORS: MILLEN               STEVEN
                               MILLEN               CAROL
    REGION CODE    ADDRESS   : 800 NORTH LAKE ROAD,
        01         CITY      :    OCONOMOWOC,
                   STATE/ZIP : WI  53066
    MORTGAGE AMOUNT :   592,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    590,132.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,321.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 48.32600
    -----------------------------------------------------------------
0   0031856685     MORTGAGORS: RUSK                 JAMES
                               RUSK                 SHANNON
    REGION CODE    ADDRESS   : 4521 WOODLANE AVE SO
        01         CITY      :    EDINA
                   STATE/ZIP : MN  55425
    MORTGAGE AMOUNT :   406,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    404,676.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,564.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 60.14814
    -----------------------------------------------------------------
0   0031857352     MORTGAGORS: PECHER               GREGORY
                               PECHER               KAREN
    REGION CODE    ADDRESS   : 941 MONICA LANE
        01         CITY      :    CAMPBELL
                   STATE/ZIP : CA  95008
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,094.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,626.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 72.86400
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,765,750.00
                               P & I AMT:     15,866.16
                               UPB AMT:   1,760,175.45

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          114
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031857428     MORTGAGORS: HALL                 SCOTT
                               CHURCH               RHONDA
    REGION CODE    ADDRESS   : 7028 EAST ROUNDUP WAY
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92869
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,001.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,898.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 72.07200
    -----------------------------------------------------------------
0   0031860760     MORTGAGORS: CALABRESE            SAMUEL
                               CALABRESE            SHELLY
    REGION CODE    ADDRESS   : 1710 136TH PLACE SOUTHWEST
        01         CITY      :    VASHON
                   STATE/ZIP : WA  98070
    MORTGAGE AMOUNT :   128,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    128,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,097.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.25000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.25000  PRODUCT CODE      :   002
    LTV :                 77.57500
    -----------------------------------------------------------------
0   0031860851     MORTGAGORS: SCHACK               WILLIAM

    REGION CODE    ADDRESS   : 4991 HARTFORD PLACE
        01         CITY      :    LAKE OSWEGO
                   STATE/ZIP : OR  97035
    MORTGAGE AMOUNT :   287,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,030.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,566.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.94400
    -----------------------------------------------------------------
0   0031861099     MORTGAGORS: BLUME                WALLACE
                               BLUME                JUNE
    REGION CODE    ADDRESS   : 4666 LEIGHTON LAKE DRIVE
        01         CITY      :    WAYLAND
                   STATE/ZIP : MI  49348
    MORTGAGE AMOUNT :   483,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    396,363.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,344.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 62.37419
    -----------------------------------------------------------------
0   0031862709     MORTGAGORS: FURTADO              MICHAEL

    REGION CODE    ADDRESS   : 68 CHARLESTON LANE
        01         CITY      :    COTO DE CAZA (AREA)
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,043.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,829.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 59.04762
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,529,200.00
                               P & I AMT:     13,737.74
                               UPB AMT:   1,437,438.64

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          115
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031862733     MORTGAGORS: YU                   RICAN
                               YU                   GRACE
    REGION CODE    ADDRESS   : 32698 FOXGLOVE WAY
        01         CITY      :    UNION CITY
                   STATE/ZIP : CA  94587
    MORTGAGE AMOUNT :   368,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,036.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,207.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 79.98201
    -----------------------------------------------------------------
0   0031862766     MORTGAGORS: YEH                  MING

    REGION CODE    ADDRESS   : 1535 WEMBLEY ROAD
        01         CITY      :    SAN MARINO
                   STATE/ZIP : CA  91108
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    460,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,070.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 53.80100
    -----------------------------------------------------------------
0   0031862915     MORTGAGORS: WILLEY               BURTON

    REGION CODE    ADDRESS   : 3 SYDNEY DRIVE
        01         CITY      :    ESSEX JUNCTION
                   STATE/ZIP : VT  05452
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,365.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,194.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 75.75757
    -----------------------------------------------------------------
0   0031865694     MORTGAGORS: TUCCIARONE           ROY
                               TUCCIARONE           BONNIE
    REGION CODE    ADDRESS   : 52 CAMELOT DRIVE
        01         CITY      :    FARMINGDALE
                   STATE/ZIP : NJ  07727
    MORTGAGE AMOUNT :   200,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    199,341.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,742.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 61.53846
    -----------------------------------------------------------------
0   0031865736     MORTGAGORS: CHAIKIN              PHILIP
                               CHAIKIN              MARY
    REGION CODE    ADDRESS   : 121 WILSHIRE DRIVE
        01         CITY      :    MONTGOMERY
                   STATE/ZIP : NJ  08502
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,966.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,889.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 67.50000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,602,250.00
                               P & I AMT:     14,105.27
                               UPB AMT:   1,597,710.52

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          116
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031867328     MORTGAGORS: BAKHTIARI            HAMID
                               ETEMADI              PARICHEHR
    REGION CODE    ADDRESS   : 33601 QUAIL RUN ROAD
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94551
    MORTGAGE AMOUNT :   326,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,993.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,975.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 58.73873
    -----------------------------------------------------------------
0   0031867344     MORTGAGORS: TURNER               ROY
                               TURNER               DEBRA
    REGION CODE    ADDRESS   : 4813 MIRROR LAKE DRIVE
        01         CITY      :    POWDER SPRINGS
                   STATE/ZIP : GA  30127
    MORTGAGE AMOUNT :   270,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,528.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,392.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031867625     MORTGAGORS: CONNER               PATRICK
                               CONNER               LYN
    REGION CODE    ADDRESS   : 33 BRINDISI
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,110.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,351.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 43.90244
    -----------------------------------------------------------------
0   0031867641     MORTGAGORS: SORENSEN             DAVID
                               SORENSEN             VERLA
    REGION CODE    ADDRESS   : 2726 E. WASATCH DR., #17
        01         CITY      :    SALT LAKE CITY
                   STATE/ZIP : UT  84108
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    398,724.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,567.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 38.83495
    -----------------------------------------------------------------
0   0031867674     MORTGAGORS: SOLTERO              RICHARD

    REGION CODE    ADDRESS   : 5700 PASO BONITO
        01         CITY      :    PRESCOTT
                   STATE/ZIP : AZ  86301
    MORTGAGE AMOUNT :   398,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    396,744.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,577.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 69.21700
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,664,400.00
                               P & I AMT:     14,865.49
                               UPB AMT:   1,659,100.93

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          117
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031867724     MORTGAGORS: MINARIK              JAMES
                               MINARIK              MEGAN
    REGION CODE    ADDRESS   : 7 SKYLARK WAY #1
        01         CITY      :    COTO-DE-CAZA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   470,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    465,428.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,159.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   08/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 74.01500
    -----------------------------------------------------------------
0   0031868698     MORTGAGORS: MCINTOSH             DUNCAN
                               MCINTOSH             TERESA
    REGION CODE    ADDRESS   : 1000 KINGS ROAD
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92663
    MORTGAGE AMOUNT :   455,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    455,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,026.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 65.00000
    -----------------------------------------------------------------
0   0031868904     MORTGAGORS: BYLUND               GARY
                               BYLUND               JACALYN
    REGION CODE    ADDRESS   : 12501 NE 36TH PLACE
        01         CITY      :    BELLEVUE
                   STATE/ZIP : WA  98005
    MORTGAGE AMOUNT :   545,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    528,687.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,898.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   02/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 60.55555
    -----------------------------------------------------------------
0   0031869167     MORTGAGORS: PETERS               WERNER

    REGION CODE    ADDRESS   : 12301 138TH AVENUE EAST
        01         CITY      :    PUYALLUP
                   STATE/ZIP : WA  98374
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,168.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,732.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   03/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031870702     MORTGAGORS: VOLLENHALS           ROBERT
                               VOLLENHALS           FRANCES
    REGION CODE    ADDRESS   : 24682 MONTE ROYALE STREET
        01         CITY      :    LAGUNA HILLS
                   STATE/ZIP : CA  92653
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,104.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,552.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 76.75670
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,058,000.00
                               P & I AMT:     18,369.14
                               UPB AMT:   2,028,388.99

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          118
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031870736     MORTGAGORS: AGUILAR              ARMANDO

    REGION CODE    ADDRESS   : 819 CALLE LAGASCA
        01         CITY      :    CHULA VISTA
                   STATE/ZIP : CA  91910
    MORTGAGE AMOUNT :   267,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,668.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,330.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 78.69100
    -----------------------------------------------------------------
0   0031870918     MORTGAGORS: YATZIV               MICHAEL
                               YATZIV               RIVKA
    REGION CODE    ADDRESS   : 12474 WOODSIDE DR,
        01         CITY      :    SARATOGA,
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   281,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,010.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,533.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 46.98300
    -----------------------------------------------------------------
0   0031871924     MORTGAGORS: LOPRESTI             JOSEPH

    REGION CODE    ADDRESS   : 4915 EAST MERCER WAY
        01         CITY      :    MERCER ISLAND
                   STATE/ZIP : WA  98040
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,909.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,235.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   04/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.41900
    -----------------------------------------------------------------
0   0031871999     MORTGAGORS: HEINRICH             WILLIAM
                               HEINRICH             SUZANNE
    REGION CODE    ADDRESS   : 6149 COUNTRY CLUB PARKWAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95138
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,717.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.12400
    -----------------------------------------------------------------
0   0031872005     MORTGAGORS: WANG                 DAVID
                               WANG                 SUSAN
    REGION CODE    ADDRESS   : 2010 SOUTH 6TH AVENUE
        01         CITY      :    ARCADIA
                   STATE/ZIP : CA  91006
    MORTGAGE AMOUNT :   338,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,990.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 67.60000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,547,450.00
                               P & I AMT:     13,808.71
                               UPB AMT:   1,537,588.24

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          119
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0031872013     MORTGAGORS: DEFFENBACHER         MARK
                               DEFFENBACHER         JUDI
    REGION CODE    ADDRESS   : 1901 SOUTH MINNEWAWA AVENUE
        01         CITY      :    FRESNO
                   STATE/ZIP : CA  93727
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,765.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0031872187     MORTGAGORS: HERNANDEZ            R.
                               HERNANDEZ            PATRICIA
    REGION CODE    ADDRESS   : 16034 104TH AVENUE NORTHEAST
        01         CITY      :    BOTHELL
                   STATE/ZIP : WA  98011
    MORTGAGE AMOUNT :   290,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,863.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,611.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   06/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 77.46600
    -----------------------------------------------------------------
0   0031875719     MORTGAGORS: MANESS               STANLEY
                               MANESS               RUTH
    REGION CODE    ADDRESS   : 2311 MANTIS AVENUE
        01         CITY      :    LOS ANGELES (SAN PEDRO AR
                   STATE/ZIP : CA  90732
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,433.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 79.71014
    -----------------------------------------------------------------
0   0031875743     MORTGAGORS: HUNTER               JOHN
                               HUNTER               TONI
    REGION CODE    ADDRESS   : 999 NORTH PACIFIC STREET #D31
        01         CITY      :    OCEANSIDE
                   STATE/ZIP : CA  92054
    MORTGAGE AMOUNT :   295,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,227.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,571.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    -----------------------------------------------------------------
0   0031881147     MORTGAGORS: POWELL               MICHAEL
                               POWELL               JANE
    REGION CODE    ADDRESS   : 1024 OCHO RIOS DRIVE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   313,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,813.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 65.89473
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,488,700.00
                               P & I AMT:     13,195.13
                               UPB AMT:   1,483,091.13

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          120
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0070121207     MORTGAGORS: GODIN                SETH
                               GODIN                HELENE
    REGION CODE    ADDRESS   : 42 HOLLYWOOD DRIVE
        01         CITY      :    HASTINGS ON
                   STATE/ZIP : NY  10706
    MORTGAGE AMOUNT :   336,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,001.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 60.63063
    -----------------------------------------------------------------
0   0070128525     MORTGAGORS: BERRY                GEORGE
                               BERRY                MARY
    REGION CODE    ADDRESS   : 145 COLONIAL RIDGE DR
        01         CITY      :    HADDONFIELD
                   STATE/ZIP : NJ  08033
    MORTGAGE AMOUNT :   346,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,140.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 69.34000
    -----------------------------------------------------------------
0   0070133384     MORTGAGORS: AMON                 SOLOMON
                               AMON                 MATILDA
    REGION CODE    ADDRESS   : 2560 KEKAA DRIVE  F201
        01         CITY      :    LAHAINA
                   STATE/ZIP : HI  96761
    MORTGAGE AMOUNT :   170,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    167,920.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,539.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 56.66667
    -----------------------------------------------------------------
0   0070212543     MORTGAGORS: SOBOL                MICHAEL
                               SOBOL                ELIZABETH
    REGION CODE    ADDRESS   : 79 MASON DRIVE
        01         CITY      :    MANHASSET
                   STATE/ZIP : NY  11030
    MORTGAGE AMOUNT :   255,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,198.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,317.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   09/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 30.09412
    -----------------------------------------------------------------
0   0070264601     MORTGAGORS: STAMBLER             BRUCE
                               STAMBLER             NANCY
    REGION CODE    ADDRESS   : 17603 SUNBURST STREET
        01         CITY      :    NORTHRIDGE
                   STATE/ZIP : CA  91325
    MORTGAGE AMOUNT :   320,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,449.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,902.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 88.52210
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,429,450.00
                               P & I AMT:     12,901.38
                               UPB AMT:   1,424,768.98

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          121
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0070292826     MORTGAGORS: MAHOWALD             THOMAS
                               MAHOWALD             MARY
    REGION CODE    ADDRESS   : 1441 LAMETTI LANE
        01         CITY      :    ARDEN HILLS
                   STATE/ZIP : MN  55112
    MORTGAGE AMOUNT :   243,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,185.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 58.57831
    -----------------------------------------------------------------
0   0070307483     MORTGAGORS: SIMMONS WALK         JO ANN
                               WALKER               KENNETH
    REGION CODE    ADDRESS   : 10068 COPPER MOUNTAIN
        01         CITY      :    RANCHO CUCA
                   STATE/ZIP : CA  91737
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,247.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 65.78947
    -----------------------------------------------------------------
0   0070307574     MORTGAGORS: JOHANNSEN            LAURA
                               JOHANNSEN            RICHARD
    REGION CODE    ADDRESS   : 15811 JIM COURT
        01         CITY      :    JACKSONVILL
                   STATE/ZIP : FL  32218
    MORTGAGE AMOUNT :   133,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    133,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,214.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    -----------------------------------------------------------------
0   0070323035     MORTGAGORS: MURILLO              JESUS
                               MEZA                 ARCELIDA
    REGION CODE    ADDRESS   : 4997 EAST HEATON AVENUE
        01         CITY      :    FRESNO
                   STATE/ZIP : CA  93727
    MORTGAGE AMOUNT :    82,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :     82,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       737.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 84.63918
    -----------------------------------------------------------------
0   0070324066     MORTGAGORS: FERNANDEZ            GERARDUS
                               FERNANDEZ            HONG
    REGION CODE    ADDRESS   : 4239 SAN RAMON DRIVE
        01         CITY      :    CORONA
                   STATE/ZIP : CA  91720
    MORTGAGE AMOUNT :   257,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,334.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 82.59615
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     965,900.00
                               P & I AMT:      8,718.50
                               UPB AMT:     965,900.00

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          122
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0070325774     MORTGAGORS: KAYE                 ALAN
                               KAYE                 JULIANA
    REGION CODE    ADDRESS   : 65 VIA HERMOSA
        01         CITY      :    LARKSPUR
                   STATE/ZIP : CA  94939
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,094.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,626.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 39.45578
    -----------------------------------------------------------------
0   0070325931     MORTGAGORS: LO                   WAYNE
                               LO                   ANGELA
    REGION CODE    ADDRESS   : 1224 POME AVENUE
        01         CITY      :    SUNNYVALE
                   STATE/ZIP : CA  94087
    MORTGAGE AMOUNT :   301,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,731.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 67.00000
    -----------------------------------------------------------------
0   0070328802     MORTGAGORS: MCSURLEY             JOE

    REGION CODE    ADDRESS   : 9652 CONCORD ROAD
        01         CITY      :    BRENTWOOD
                   STATE/ZIP : TN  37027
    MORTGAGE AMOUNT :   245,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,222.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 60.59259
    -----------------------------------------------------------------
0   0070329461     MORTGAGORS: CLABBY JR            THOMAS

    REGION CODE    ADDRESS   : 12015 TULIP GROVE DRIVE
        01         CITY      :    BOWIE
                   STATE/ZIP : MD  20715
    MORTGAGE AMOUNT :   135,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    134,574.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,213.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0070341284     MORTGAGORS: CHRISTIAN            ROYCE
                               CHRISTIAN            JUDITH
    REGION CODE    ADDRESS   : 139 SANDPEBBLE DRIVE
        01         CITY      :    THE WOODLAN
                   STATE/ZIP : TX  77381
    MORTGAGE AMOUNT :    90,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :     90,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       791.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 67.58364
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,062,800.00
                               P & I AMT:      9,586.16
                               UPB AMT:   1,061,469.05

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          123
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0070342969     MORTGAGORS: HECHT                BRUCE

    REGION CODE    ADDRESS   : 3412 SPRING CREEK ROAD
        01         CITY      :    ROCKFORD
                   STATE/ZIP : IL  61107
    MORTGAGE AMOUNT :   457,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    457,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,075.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 70.30769
    -----------------------------------------------------------------
0   0070343348     MORTGAGORS: DEAVENPORT           BENJAMIN
                               DEAVENPORT           ANN
    REGION CODE    ADDRESS   : 25 OLD SOMERSET ROAD
        01         CITY      :    WATCHUNG
                   STATE/ZIP : NJ  07060
    MORTGAGE AMOUNT :   299,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,046.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,666.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 66.44444
    -----------------------------------------------------------------
0   0070344478     MORTGAGORS: FOSTER               LYDIA
                               FOSTER               LOREN
    REGION CODE    ADDRESS   : 6442 EDGEMOOR
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95129
    MORTGAGE AMOUNT :   279,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,490.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 58.16667
    -----------------------------------------------------------------
0   0070344791     MORTGAGORS: GENDREAU             JOHN
                               GENDREAU             PAMELA
    REGION CODE    ADDRESS   : 27 RANGEVIEW DRIVE
        01         CITY      :    LAKEWOOD
                   STATE/ZIP : CO  80215
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,909.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/08
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 78.75000
    -----------------------------------------------------------------
0   0070346911     MORTGAGORS: RAY                  NANCY

    REGION CODE    ADDRESS   : 492 AUDUBON DR
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30068
    MORTGAGE AMOUNT :    91,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :     91,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       818.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   001
    LTV :                 70.61538
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,379,000.00
                               P & I AMT:     12,960.91
                               UPB AMT:   1,378,046.38

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          124
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0070348172     MORTGAGORS: WOOD                 WARREN
                               WOOD                 ELIZABETH
    REGION CODE    ADDRESS   : 2389 CARDINAL DRIVE
        01         CITY      :    NEW RICHMON
                   STATE/ZIP : WI  54017
    MORTGAGE AMOUNT :   560,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    558,213.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,994.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 64.14589
    -----------------------------------------------------------------
0   0070350087     MORTGAGORS: DI DOMENICO          BENITO
                               DI DOMENICO          PATRICIA
    REGION CODE    ADDRESS   : 822 FAIRVIEW LANE
        01         CITY      :    FORT LEE
                   STATE/ZIP : NJ  07024
    MORTGAGE AMOUNT :   371,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,308.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    -----------------------------------------------------------------
0   0070354543     MORTGAGORS: FRANKLIN             DON
                               FRANKLIN             JOAN
    REGION CODE    ADDRESS   : 51 WATERFORD COURT
        01         CITY      :    NACOGDOCHES
                   STATE/ZIP : TX  75961
    MORTGAGE AMOUNT :   459,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    459,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,098.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 63.39310
    -----------------------------------------------------------------
0   0070355565     MORTGAGORS: NOTTLE               STEVEN
                               COFFEY               RICHARD
    REGION CODE    ADDRESS   : 1419 MONITOR ROAD
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92110
    MORTGAGE AMOUNT :   337,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,010.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
0   0070356001     MORTGAGORS: ALLEMEIER            DANIEL
                               ALLEMEIER            CAROL
    REGION CODE    ADDRESS   : 22639 FEDERALIST ROAD
        01         CITY      :    CALABASAS
                   STATE/ZIP : CA  91302
    MORTGAGE AMOUNT :   343,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,066.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 72.37895
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,071,900.00
                               P & I AMT:     18,478.33
                               UPB AMT:   2,070,113.95

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          125
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0070356985     MORTGAGORS: REILLY               BERNARD
                               REILLY               ROSEMARY
    REGION CODE    ADDRESS   : 103 MONTANA DRIVE
        01         CITY      :    CHADDS FORD
                   STATE/ZIP : PA  19317
    MORTGAGE AMOUNT :   358,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    358,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,192.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 62.26087
    -----------------------------------------------------------------
0   0070359542     MORTGAGORS: CUNNINGHAM           ROBERT
                               CUNNINGHAM           SHELLEY
    REGION CODE    ADDRESS   : 3403 EAST TERE STREET
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85044
    MORTGAGE AMOUNT :   365,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,261.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 47.18710
    -----------------------------------------------------------------
0   0070359823     MORTGAGORS: BAILY                WILLIAM
                               BAILY                NANCY
    REGION CODE    ADDRESS   : 5210 MIDYETTE COURT
        01         CITY      :    MOREHEAD CI
                   STATE/ZIP : NC  28557
    MORTGAGE AMOUNT :    70,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :     70,225.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       628.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   001
    LTV :                 38.08108
    -----------------------------------------------------------------
0   0070362421     MORTGAGORS: STANLEY              DANNY
                               STANLEY              ALLISON
    REGION CODE    ADDRESS   : 6 FRANKLIN WOOD LANE
        01         CITY      :    SAVANNAH
                   STATE/ZIP : GA  31411
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,282.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,006.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   10/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 64.28571
    -----------------------------------------------------------------
0   0070380084     MORTGAGORS: ANDREWS              FRANKLYN
                               ANDREWS              RUBY
    REGION CODE    ADDRESS   : 100 CLARK TUNNEL ROAD
        01         CITY      :    NEWCASTLE
                   STATE/ZIP : CA  95659
    MORTGAGE AMOUNT :   487,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    487,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,415.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,506,650.00
                               P & I AMT:     13,505.26
                               UPB AMT:   1,505,707.70

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          126
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0070384367     MORTGAGORS: PINCINCE             KENNETH
                               PINCINCE             JUDITH
    REGION CODE    ADDRESS   : 115 CASTLE HILL ROAD
        01         CITY      :    WINDHAM
                   STATE/ZIP : NH  03087
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,007.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 70.19027
    -----------------------------------------------------------------
0   0070406475     MORTGAGORS: BROWN                LEWIS
                               BROWN                SHIRLEY
    REGION CODE    ADDRESS   : 265 PLEASANT CIRCLE
        01         CITY      :    ODENVILLE
                   STATE/ZIP : AL  35120
    MORTGAGE AMOUNT :    32,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :     32,650.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       379.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/08
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 52.66129
    -----------------------------------------------------------------
0   0070408505     MORTGAGORS: MOORE                GARY
                               MOORE                ANN
    REGION CODE    ADDRESS   : 2370 PRINCE WAY
        01         CITY      :    VISTA
                   STATE/ZIP : CA  92084
    MORTGAGE AMOUNT :   242,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,192.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.34426
    -----------------------------------------------------------------
0   0070411525     MORTGAGORS: FRAZIER              WILLIAM
                               FRAZIER              JOAN
    REGION CODE    ADDRESS   : 2607 TACITO TRAIL
        01         CITY      :    Jacksonville
                   STATE/ZIP : FL  32223
    MORTGAGE AMOUNT :   617,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    617,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,502.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 56.09000
    -----------------------------------------------------------------
0   0070421979     MORTGAGORS: HALPER               STEVEN
                               HALPER               JODI
    REGION CODE    ADDRESS   : 69 RUNYON PLACE
        01         CITY      :    SCARSDALE
                   STATE/ZIP : NY  10583
    MORTGAGE AMOUNT :   272,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,450.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 71.92612
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,496,250.00
                               P & I AMT:     13,531.51
                               UPB AMT:   1,496,250.00

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          127
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0070422175     MORTGAGORS: ELLIS                LARRY
                               ELLIS                DORIS
    REGION CODE    ADDRESS   : 10517 ROYAL BIRKDALE
        01         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87111
    MORTGAGE AMOUNT :   227,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,150.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,025.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 63.09722
    -----------------------------------------------------------------
0   0070422795     MORTGAGORS: HAGE                 ANTOINE

    REGION CODE    ADDRESS   : 4630 WOODLEY AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91436
    MORTGAGE AMOUNT :   277,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,470.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 83.93939
    -----------------------------------------------------------------
0   0070423561     MORTGAGORS: FINMAN               JEFFREY
                               GAUTHIER             PAMELA
    REGION CODE    ADDRESS   : 12 APPLEWOOD COMMON
        01         CITY      :    EAST LYME
                   STATE/ZIP : CT  06333
    MORTGAGE AMOUNT :   251,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,238.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.68254
    -----------------------------------------------------------------
0   0070425269     MORTGAGORS: PILLAI               RAMAKRISHN
                               PILLAI               YVONNE
    REGION CODE    ADDRESS   : 19621 DRAKE DRIVE
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   275,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,478.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 47.94783
    -----------------------------------------------------------------
0   0070437520     MORTGAGORS: KIMURA               REIJI
                               KIMURA               TSUKIKO
    REGION CODE    ADDRESS   : 57 ORCHARD AVENUE
        01         CITY      :    METUCHEN
                   STATE/ZIP : NJ  08840
    MORTGAGE AMOUNT :    71,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :     71,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       643.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 49.04110
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,102,450.00
                               P & I AMT:      9,856.47
                               UPB AMT:   1,102,450.00

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          128
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0070439336     MORTGAGORS: FISHER               RAYMOND
                               FISHER               MICHELE
    REGION CODE    ADDRESS   : 13080 MINDANAO
        01         CITY      :    Marina Del Rey
                   STATE/ZIP : CA  90292
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,960.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 63.24000
    -----------------------------------------------------------------
0   0070441217     MORTGAGORS: BERELSON             STUART
                               BERELSON             BETTY
    REGION CODE    ADDRESS   : 295 SHORE RD
        01         CITY      :    Greenwich
                   STATE/ZIP : CT  06830
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,675.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 29.41000
    -----------------------------------------------------------------
0   0070448014     MORTGAGORS: REGAN                MICHAEL
                               REGAN                KATHLEEN
    REGION CODE    ADDRESS   : 50 THUNDERLAKE ROAD
        01         CITY      :    Wilton
                   STATE/ZIP : CT  06897
    MORTGAGE AMOUNT :   417,290.28  OPTION TO CONVERT :
    UNPAID BALANCE :    417,290.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,692.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.75000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.75000  PRODUCT CODE      :   002
    LTV :                 67.30000
    -----------------------------------------------------------------
0   0070449327     MORTGAGORS: SCHWARTZ             LARRY
                               SCHWARTZ             CHERYL
    REGION CODE    ADDRESS   : 1401 MARGATE DRIVE
        01         CITY      :    BUFFALO GRO
                   STATE/ZIP : IL  60089
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,292.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.00000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.00000  PRODUCT CODE      :   002
    LTV :                 66.23377
    -----------------------------------------------------------------
0   0070461462     MORTGAGORS: GILL                 PHILIP
                               GILL                 BARBARA
    REGION CODE    ADDRESS   : 1547 VISTA CLARIDAD
        01         CITY      :    La Jolla
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   321,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,935.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 36.34000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,625,890.28
                               P & I AMT:     14,556.94
                               UPB AMT:   1,625,890.28

1    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 11/01/98
    P.O. BOX 5260              TMS AG0004982215  01 02 03
                                PAGE:          129
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   -----------------------------------------------------------------
0   0070472618     MORTGAGORS: SINGH                BALBIR
                               SINGH                RUPINDER
    REGION CODE    ADDRESS   : 3733 VIA DEL PRADO
        01         CITY      :    CALABASAS
                   STATE/ZIP : CA  91302
    MORTGAGE AMOUNT :   483,285.00  OPTION TO CONVERT :
    UNPAID BALANCE :    483,285.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,310.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 69.04071
    -----------------------------------------------------------------
0   0070482864     MORTGAGORS: OKUN                 ELIAS
                               OKUN                 RENA
    REGION CODE    ADDRESS   : 9313 MONTE MAR DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90035
    MORTGAGE AMOUNT :   310,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,727.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.62500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.62500  PRODUCT CODE      :   002
    LTV :                 56.47273
    -----------------------------------------------------------------
0   0070488770     MORTGAGORS: DUTRA                DOMINIC
                               DUTRA                LISA
    REGION CODE    ADDRESS   : 539 BARCELONA DRIVE
        01         CITY      :    Fremont
                   STATE/ZIP : CA  94536
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,266.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.50000  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.50000  PRODUCT CODE      :   002
    LTV :                 73.24000
    -----------------------------------------------------------------
0   0070502299     MORTGAGORS: TAKETA               RICHARD
                               TAKETA               PATRICIA
    REGION CODE    ADDRESS   : 225 POINSETTIA AVENUE
        01         CITY      :    Corona Del Mar
                   STATE/ZIP : CA  92625
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    650,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,797.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/13
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 50.00000
    -----------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    4
                               LOAN AMT:   1,818,885.00
                               P & I AMT:     16,100.95
                               UPB AMT:   1,818,885.00
0                   TOTAL      NUM OF LOANS:  644
                               LOAN AMT: 203,608,942.18
                               P & I AMT:  1,834,967.92
                               UPB AMT: 201,791,836.22

                             EXHIBIT D

                  FORM OF SERVICER'S CERTIFICATE

                     ----------------,  ------
                         (month)       (year)

                GE CAPITAL MORTGAGE SERVICES, INC.
           REMIC Multi-Class Pass-Through Certificates,
                          Series 1998-22


     Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination
Date for this month:

      A.   Mortgage Loan Information:

           (1)  Aggregate Scheduled Monthly Payments:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (2)  Aggregate Monthly Payments received
                and Monthly Advances made this Month:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (3)  Aggregate Principal Prepayments in part
                received and applied in the applicable
                Prepayment Period:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (4)  Aggregate Principal Prepayments in full
                received in the applicable Prepayment
                Period:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (5)  Aggregate Insurance Proceeds (including
                purchases of Mortgage Loans by primary
                mortgage insurers) for prior month:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (6)  Aggregate Liquidation Proceeds for
                prior month:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (7)  Aggregate Purchase Prices for Defaulted
                and Modified Mortgage Loans:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (8)  Aggregate Purchase Prices (and
                substitution adjustments) for
                Defective Mortgage Loans:
                (a)  Principal                            $________
                (b)  Interest                             $________
                (c)  Total                                $________

           (9)  Pool Scheduled Principal Balance:         $________

           (10) Available Funds:                          $________

           (11) Realized Losses for prior month:          $________

           (12) Aggregate Realized Losses and Debt
                Service Reductions:
                (a)  Deficient Valuations                 $________
                (b)  Special Hazard Losses                $________
                (c)  Fraud Losses                         $________
                (d)  Excess Bankruptcy Losses             $________
                (e)  Excess Special Hazard Losses         $________
                (f)  Excess Fraud Losses                  $________
                (g)  Debt Service Reductions              $________

           (13)  Compensating Interest Payment:           $________

           (14)  Accrued Certificate Interest, Unpaid Class
                 Interest Shortfalls and Pay-out Rate:

                Class A1       $__________     $__________    ____%
                Class A2       $__________     $__________    ____%
                Class M        $__________     $__________    ____%
                Class B1       $__________     $__________    ____%
                Class B2       $__________     $__________    ____%
                Class B3       $__________     $__________    ____%
                Class B4       $__________     $__________    ____%
                Class B5       $__________     $__________    ____%
                Class R        $__________     $__________    ____%

           (15) Principal distributable:

                Class A1       $__________
                Class A2       $__________
                Class PO       $__________
                Class M        $__________
                Class B1       $__________
                Class B2       $__________
                Class B3       $__________
                Class B4       $__________
                Class B5       $__________
                Class R        $__________

           (16) Additional distributions to the Class R
                Certificate pursuant to Section 4.01(b):

                Class   R      $__________

           (17) Distributions Allocable to Unanticipated Recoveries:

                Class A1       __________
                Class A2       __________
                Class PO       __________
                Class M        __________
                Class B1       __________
                Class B2       __________
                Class B3       __________
                Class B4       __________
                Class B5       __________
                Class R        __________

      B.   Other Amounts:

          1.   Senior Percentage for such Distribution
               Date:_____________%

          2.   Senior Prepayment Percentage for such Distribution
               Date: _____________%

          3.   Junior Percentage for such Distribution
               Date:_____________%

          4.   Junior Prepayment Percentage for such Distribution
               Date: _____________%

          5.   Group II Senior Percentage for such Distribution
               Date:_____________%

          6. Group II Senior Prepayment Distribution Percentage for such Distribution Date: _____________%

          7.   Subordinate Certificate Writedown Amount for such
               Distribution Date: $_____________

          8.   Prepayment Distribution Triggers satisfied: Yes No

               Class B1  _____   _____
               Class B2  _____   _____
               Class B3  _____   _____
               Class B4  _____   _____
               Class B5  _____   _____

          9.   Base Servicing Fee: $___________

          10.  Supplemental Servicing Fee: $___________

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                             EXHIBIT E

       FORM OF TRANSFER CERTIFICATE AS TO ERISA MATTERS FOR
             DEFINITIVE ERISA-RESTRICTED CERTIFICATES



State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
Boston, Massachusetts   02110


[NAME OF OFFICER] ______________________ hereby certifies that:

     1. That he [she] is [title of officer]
___________________________________ of [name of Investor]
_______________________________________ (the "Investor"), a
__________ ______________________ [description of type of entity]
duly organized and existing under the laws of the [State of ____________] [United States], on behalf of which he [she] makes this affidavit.

      2. The Investor (i) is not, and on ________________ [insert date of transfer of Certificate to Investor] will not be, and on such date will not be investing the funds of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Code or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the Investor's acquisition and holding or any ERISA-Restricted Certificate.

      3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee and GE Capital Mortgage Services, Inc., dated as of November 1, 1998, no transfer of any ERISA-Restricted Certificate shall be permitted to be made to any person unless the Trustee has received (i) a certificate from such transferee to the effect that (x) such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code (a "Plan") and is not using the assets of any such employee benefit or other plan to acquire any such Certificate or (y) such transferee is an insurance company investing assets of its general account and the Exemptions apply to such transferee's acquisition and holding of any such Certificate or (ii) an opinion of counsel satisfactory to the Trustee to the effect that the purchase and holding of any such Certificate will not constitute or result in the assets of the Trust Fund created by the Agreement being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement (provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Plan or a Person that is purchasing or holding any such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code).

     [4. The ERISA-Restricted Certificates shall be registered in the name of ______________________________________________ as nominee for the Investor.]

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] __________________ and its corporate seal to be hereunder attached, attested by its [Assistant] Secretary, this ____ day of _________, 199_.



                               ---------------------------------------
                               [name of Investor]


                               By:____________________________________
                                    Name:
                                    Title:


      The undersigned hereby acknowledges that it is holding and will hold the ERISA-Restricted Certificates at the exclusive direction of and as nominee of the Investor named above.


-------------------------------
[name of nominee]


By:____________________________
     Name:
     Title:

                             EXHIBIT F

         FORM OF RESIDUAL CERTIFICATE TRANSFEREE AFFIDAVIT



STATE OF             )
                     ) ss.:
COUNTY OF            )

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

     1. That he [she] is [title of officer]
________________________ of [name of Purchaser]
_________________________________________ (the "Purchaser"), a
_________________ ____________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

     2. That the Purchaser's Taxpayer Identification Number is [
].

      3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined below) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code
Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. As used herein, "Residual Certificate" means any Certificate designated as a "Class R Certificate" of GE Capital Mortgage Services, Inc.'s REMIC Multi-Class Pass-Through Certificates, Series 1998-22.

     4. That the Purchaser is not, and on __________ [insert date of transfer of Residual Certificate to Purchaser] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

      5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc., dated as of November 1, 1998, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to
Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

     6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

     7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual
Certificate.

      8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

     9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

      10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     11. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual

Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

     12. That the Purchaser consents to the designation of the Company as its agent to act as "tax matters person" of the Trust
Fund, pursuant to the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 19__.



                          ---------------------------------
                          [name of Purchaser]


                          By:______________________________
                             Name:
                             Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________, 19__.

NOTARY PUBLIC

------------------------------

COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________, 19__.

                             EXHIBIT G

         [LETTER FROM TRANSFEROR OF RESIDUAL CERTIFICATE]

                        -------------------
                               Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

           Re:  GE Capital Mortgage Services, Inc.
                REMIC Multi-Class Pass-Through
                Certificates, Series 1998-22

Ladies and Gentlemen:

     _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the
"Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                               Very truly yours,


                               -------------------------------
                               Name:
                               Title:

                             EXHIBIT H

                 ADDITIONAL SERVICER COMPENSATION



QUALIFIED ADMINISTRATIVE EXPENSES
(Conventional, Non-Conforming Loans)


Assumption Fees                           $550 - $800

Late Charges                              Per Loan Documents

Appraisal/Inspection Fees                 Reasonable and Customary Charges

Partial Release Fees                      $300

Easements                                 $150

Insufficient Funds Charges                $15

Document Requests (copies of loan
file documents, additional pay-off
quotations, amortization schedules,
payment histories)                        $0

Modification Fees                         Reasonable and Customary Charges

                             EXHIBIT I

                   FORM OF INVESTMENT LETTER FOR
                DEFINITIVE RESTRICTED CERTIFICATES



                                              ---------------------
                                                         Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

                Re:  GE Capital Mortgage Services, Inc.
                     REMIC Multi-Class Pass Through
                     Certificates, Series 1998-22

Ladies and Gentlemen:

     1. The undersigned, a [title of officer] _______________ of [name of Investor] _________________________________________ (the
"Investor"), a ______________ ___________________ [description of type of entity] duly organized and existing under the laws of the [State of __________________] [United States], hereby certifies as follows:

     2. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc. (the "Company"), dated as of November 1, 1998 (the "Agreement"), no transfer of a Restricted Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or is made in accordance with the Securities Act and such laws.

     3. The Investor understands that (a) the Restricted Certificates have not been and will not be registered or qualified under the Securities Act, or the securities laws of any state, (b) neither the Company nor the Trustee is required, and neither intends, to so register or qualify the Restricted Certificates, (c) the Restricted Certificates cannot be resold unless (i) they are registered and qualified under the Securities Act and the applicable state securities laws or (ii) such sale is exempt from the requirements of the Securities Act, (d) the Agreement contains restrictions regarding the transfer of the Restricted Certificates and (e) the Restricted Certificates will bear a legend to the foregoing effect.

     4. The Investor is acquiring the Restricted Certificates for its own account for investment only and not with a view to or for sale or other transfer in connection with any distribution of the Restricted Certificates in any manner that would violate the Securities Act or any applicable state securities laws.

     5. The Investor (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Restricted Certificates, such that it is capable of evaluating the merits and risks of investment in the Restricted Certificates, (b) is able to bear the economic risks of such an investment and (c) is an "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) promulgated pursuant to the Securities Act.

     6. The Investor will not authorize nor has it authorized any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Restricted Certificate, any interest in any Restricted Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Restricted Certificate, any interest in any Restricted Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Restricted Certificate, any interest in any Restricted Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action that would constitute a distribution of any Restricted Certificate under the Securities Act, that would render the disposition of any Restricted Certificate a violation of Section 5 of the Securities Act or any state securities law, or that could require registration or qualification pursuant thereto. Neither the Investor nor anyone acting on its behalf has offered the Restricted Certificates for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Restricted Certificates. The Investor will not sell or otherwise transfer any of the Restricted Certificates, except in compliance with the provisions of the Agreement.

     7. If an Investor in a Restricted Certificate sells or otherwise transfers any such Certificate to a transferee other than a "qualified institutional buyer" under Rule 144A of the Securities Act, such Investor will obtain (a) from any subsequent purchaser the same certifications, representations, warranties and covenants contained in the foregoing paragraphs and in this paragraph or (b) an opinion of counsel in form and substance satisfactory to the Trustee pursuant to the Agreement.

     8. The Investor hereby indemnifies the Trustee and the Company against any liability that may result if the Investor's transfer of a Restricted Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Trustee and the Company shall survive the termination of the Agreement.

     [9. The Restricted Certificates shall be registered in the name of _____________________________ as nominee for the
Investor.]

     IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] _____________ this _____ day of __________, 19__.


                          ---------------------------------
                          [name of Investor]


                          By:______________________________
                             Name:
                             Title:


      The undersigned hereby acknowledges that it is holding and will hold the Restricted Certificates at the exclusive direction of and as nominee of the Investor named above.

------------------------------
[name of nominee]


By:__________________________
    Name:
    Title:

                             EXHIBIT J
                FORM OF DISTRIBUTION DATE STATEMENT

                    -----------------, ------
                       (month)         (year)

                GE CAPITAL MORTGAGE SERVICES, INC.
           REMIC Multi-Class Pass-Through Certificates,
                          Series 1998-22

     Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination
Date for this month:

     The amounts below are for a Single Certificate of $1,000:

           (1)  Amount of distribution allocable to principal:

                     Class A1  $__________
                     Class A2  $__________
                     Class PO  $__________
                     Class M   $__________
                     Class B1  $__________
                     Class B2  $__________
                     Class B3  $__________
                     Class B4  $__________
                     Class B5  $__________
                     Class R   $__________

           (2) Aggregate principal prepayments included in distribution:

                     Class A1  $__________
                     Class A2  $__________
                     Class PO  $__________
                     Class M   $__________
                     Class B1  $__________
                     Class B2  $__________
                     Class B3  $__________
                     Class B4  $__________
                     Class B5  $__________
                     Class R   $__________

           (3) Amount of distribution allocable to interest;
Pay-out Rate:

                     Class A1  $__________     ____%
                     Class A2  $__________     ____%
                     Class M   $__________     ____%
                     Class B1  $__________     ____%
                     Class B2  $__________     ____%
                     Class B3  $__________     ____%
                     Class B4  $__________     ____%
                     Class B5  $__________     ____%
                     Class R   $__________     ____%

           (4) Amount of distribution allocable to Unanticipated
Recoveries:

                     Class A1  $__________     ____%
                     Class A2  $__________     ____%
                     Class PO  $__________     ____%
                     Class M   $__________     ____%
                     Class B1  $__________     ____%
                     Class B2  $__________     ____%
                     Class B3  $__________     ____%
                     Class B4  $__________     ____%
                     Class B5  $__________     ____%
                     Class R   $__________     ____%

          (5) Servicing Compensation: $__________

          The amounts below are for the aggregate of all
Certificates:

          (6) Pool Scheduled Principal Balance; number of
Mortgage Loans: $__________ __________

          (7) Class Certificate Principal Balance (or Notional
Principal Balance) of each Class; Certificate Principal Balance
(or Notional Principal Balance) of Single Certificate of each
Class:

                                                  Single
                                                Certificate
                 Class                Balance    Balance
                 -----                -------    -------
                Class A1           $__________ $__________
                Class A2           $__________ $__________

                Class PO           $__________ $__________
                Class M            $__________ $__________
                Class B1           $__________ $__________
                Class B2           $__________ $__________
                Class B3           $__________ $__________
                Class B4           $__________ $__________
                Class B5           $__________ $__________
                Class R            $__________ $__________

          (8) Book value of real estate acquired on behalf of Certificate-holders; number of related Mortgage Loans:
                                            $__________ __________

          (9) Aggregate Scheduled Principal Balance and number of delinquent Mortgage Loans:

           30-59 days delinquent           $__________   __________
           60-89 days delinquent           $__________   __________
           90 or more days delinquent      $__________   __________
           In foreclosure                  $__________   __________

          (10) Aggregate Scheduled Principal Balance and number
of replaced Mortgage Loans:                $__________ __________

          (11) Aggregate Scheduled Principal Balance and number
of modified Mortgage Loans:                $__________ __________

          (12) Senior Percentage for such Distribution Date:
                                                       __________%

          (13) Senior Prepayment Percentage for such Distribution
Date:                                                  __________%

          (14) Group II Senior Percentage for such Distribution
Date:                                                  __________%

          (15) Group II Senior Prepayment Distribution Percentage
for such Distribution Date:                            __________%

          (16) Junior Percentage for such Distribution Date:
                                                       __________%

          (17) Junior Prepayment Percentage for such Distribution
Date:                                                  __________%

          Capitalized terms used in this Statement shall have the same meanings as in the Agreement.

                             EXHIBIT K

                     FORM OF SPECIAL SERVICING
                   AND COLLATERAL FUND AGREEMENT


     This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the
"Agreement") is made and entered into as of ____________________, 199_, between GE Capital Mortgage Services, Inc. (the "Company") and _____________________________ (the "Purchaser").

                       PRELIMINARY STATEMENT

     ___________________________ or an affiliate thereof is the holder of the entire interest in REMIC Multi-Class Pass-Through Certificates, Series 199_-__, Class B_ (the "Class B_ Certificates"). The Class B_ Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of ________ 1, 199_ between the Company (in its capacity as servicer thereunder, the "Servicer") and State Street Bank and Trust Company as Trustee.

     ____________________________ or an affiliate thereof intends to resell all of the Class B_ Certificates directly to the Purchaser on or promptly after the date hereof.

     In connection with such sale, the parties hereto have agreed that the Company, as Servicer, will engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

     [The parties hereto have further agreed that the Purchaser will have no rights, and the Company will have no obligations under this Agreement until the Class Certificate Principal Balance of the REMIC Multi-Class Pass-Through Certificates, Series 199_-__, Class B5 (the "Class B5 Certificates") has been reduced to zero, and any Special Servicing and Collateral Fund Agreement in respect of such Class between the Company and the Purchaser has been terminated.]

     In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser upon the acquisition by the Purchaser of the Class B_ Certificates.

                            ARTICLE I

                            DEFINITIONS

     Section 1.01. Defined Terms. Whenever used in this
Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Business Day: Any day other than (i) a Saturday or a Sunday of (ii) a day on which banking institutions in New York City or Boston, Massachusetts are required or authorized by law or executive order to be closed.

     Collateral Fund: The fund established and maintained pursuant to Section 3.01 hereof.

     Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category, (iii) federal funds, certificates of deposit, time deposits and banker's acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category, (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency, and (v) other obligations or securities that are acceptable to each Rating Agency as a Collateral Fund Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates and, for each of the preceding clauses, the maturity thereof shall be not later than the earlier to occur of
(A) 30 days from the date of the related investment and (B) the Business Day preceding the next succeeding Distribution Date.

     Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above and, upon the consent of the Purchaser which will be deemed given unless expressly withheld within two Business Days of notification, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

     Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

     Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with
Section 2.02(b).

     Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

     Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustments for all withdrawals and deposits prior to such date pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits prior to such date pursuant to Section 2.03(c)) and Section 3.02, reduced by all withdrawals therefrom prior to such date pursuant to Section 2.02(g) and Section 2.03(d).

     Section 1.02. Definitions Incorporated by Reference. All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing
Agreement.

                           ARTICLE II

                   SPECIAL SERVICING PROCEDURES

      Section 2.01.  Reports and Notices.

     (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Servicer shall provide to the Purchaser the following notices and reports:

               (i) Within five Business Days after each
          Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, as Servicer, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Fund the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

               (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall provide the Purchaser with a notice (sent by facsimile transmission) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from the Company to an attorney requesting the institution of foreclosure or a copy of a request to foreclose received by the Company from the related primary servicer which has been approved by the Company.

     (b) If requested by the Purchaser, the Company shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, in writing by facsimile transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a)(i) or
(a)(ii) which has been given to the Purchaser, provided, that (1) the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the Company shall respond within five Business Days orally or in writing by facsimile transmission.

     (c) In addition to the foregoing, the Company shall provide to the Purchaser such information as the Purchaser may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof, provided, that the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential.

     Section 2.02. Purchaser's Election to Delay Foreclosure
Proceedings.

     (a) The Purchaser shall be deemed to direct the Company that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii) subject to extension as set forth in Section 2.02(b), the Company may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Company) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement with the borrower. In such latter case the Company may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

     (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to delay the Commencement of Foreclosure until such time as the Purchaser determines that the Company may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). The Purchaser shall send a copy of such notice of election to each Rating Agency as soon as practicable thereafter. Such 24-hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure within such 24-hour period; provided, however, that the Purchaser will have at least one Business Day to make such election following its receipt of any requested additional information. Any such additional information shall (i) not be confidential in nature and (ii) be obtainable by the Company from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor. However, if the Company's normal foreclosure policies include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, and shall provide the Company with a copy of such Current Appraisal.

     (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the Scheduled Principal Balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), the Purchaser shall remit by wire transfer in advance to the Trustee for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan as the applicable Mortgage Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of (i) the Election to Delay Foreclosure or (ii) the beginning of the related Excess Period, as the case may be.

     (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company or the Trustee may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the Company for all related Monthly Advances and Liquidation Expenses thereafter made by the Company as Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expense is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company or the Trustee may withdraw the additional amount from the Collateral Fund to reimburse the Company. In the event that the Mortgage Loan is brought current by the mortgagor, the amounts so withdrawn from the Collateral Fund shall be redeposited therein as and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement as of the date hereof. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this subsection and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

     (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when, following such election, the Purchaser shall notify the Company that it believes that it is appropriate to do so, the Company shall proceed with the Commencement of Foreclosure; provided that, in any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective, unless the Purchaser shall have purchased the related Mortgage Loan promptly following (and in any event not later than the third Business Day after) the end of such 6-month period in the manner provided in the following two sentences, and the Company shall be entitled to proceed with the Commencement of Foreclosure. Any purchase of such Mortgage Loan by the Purchaser pursuant to the preceding sentence shall be at a purchase price equal to the unpaid principal balance of the Mortgage Loan plus accrued interest at the Mortgage Rate from the date last paid by the mortgagor. Such purchase price shall be deposited by the Purchaser into the Collateral Fund in immediately available funds on the Business Day which is the date of purchase and the Purchaser shall instruct the Trustee (with notice to the Company) to withdraw such amount therefrom on such Business Day and remit the same to the Trust Fund for application as Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. Following such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this Agreement and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

     (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and unreimbursed Monthly Advances related to the extended foreclosure period), and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (e) and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

     Section 2.03. Purchaser's Election to Commence Foreclosure
Proceedings.

     (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to proceed with the

Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

     (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current Scheduled Principal Balance of the Mortgage Loan and three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (c) below) shall be released to the Purchaser. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures. In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidation Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection. The Company shall not be required to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company has or expects to have the right under the Pooling and Servicing Agreement to purchase the defaulted Mortgage Loan and intends to exercise such right or (iv) the Company reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and the Company supplies the Purchaser with information supporting such belief) or (v) the same is prohibited by or is otherwise inconsistent with the provisions of the Pooling and Servicing Agreement. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

     (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the Scheduled Principal Balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed Monthly Advances and Liquidation Expenses in connection therewith other than those previously paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) above and after reimbursement to the Servicer for all related Monthly Advances) in respect of such Mortgage Loan shall be released to the Purchaser.

      Section 2.04.  Termination.

     (a) With respect to all Mortgage Loans included in the Trust Fund, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate on the earliest to occur of the following: (i) at such time as the Class Certificate Principal Balance of the Class B_ Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the Company's actual loss experience with respect to the Mortgage Loans in the related pool) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and the aggregate book value of REO properties or (y) the aggregate amount that the Company estimates through its normal servicing practices will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclose exceeds (z) the then-current Class Certificate Principal Balance of the Class B_ Certificates, or
(iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B_ Certificates [or in the Class B5 Certificates] (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Fund. Unless earlier terminated as set forth herein, this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate immediately upon (x) the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten (10) Business Days' notice or (y) the occurrence of any event that results in the Purchaser becoming an "affiliate" of the Trustee within the meaning of the Prohibited Transaction Exemption (as defined in the Pooling and Servicing Agreement).

     (b) The Purchaser's rights pursuant to Section 2.02 or 2.03 of this Agreement shall terminate with respect to a Mortgage Loan as to which the Purchaser has exercised its rights under Section
2.02 or 2.03 hereof, upon Purchaser's failure to deposit any amounts required pursuant to Section 2.02(d) or 2.03(b) after one Business Day's notice of such failure.

     Section 2.05. Notification. The Purchaser shall promptly notify the Trustee and the Company if such Purchaser becomes aware of any discussions, plans or events that might lead to such Person's becoming an "affiliate" (within the meaning of the Prohibited Transaction

Exemption) of the Trustee, provided that the contents of any such notification shall be kept confidential by the parties to this Agreement.

                           ARTICLE III

                COLLATERAL FUND; SECURITY INTEREST

      Section 3.01. Collateral Fund. Upon payment by the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall request the Trustee to establish and maintain with the Trustee a segregated account entitled "REMIC Multi-Class Pass-Through Certificates 199_-__ Collateral Fund, for the benefit of GE Capital Mortgage Services, Inc. and State Street Bank and Trust Company on behalf of Certificateholders, as secured parties" (the "Collateral Fund"). Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of such secured parties, until withdrawn from the Collateral Fund pursuant to the Section 2.02 or 2.03 hereof.

     Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund together with any investment earnings thereon (after giving effect to all withdrawals therefrom permitted under this Agreement).

     The Purchaser shall not take or direct the Company or the Trustee to take any action contrary to any provision of the Pooling and Servicing Agreement. In no event shall the Purchaser
(i) take or cause the Trustee or the Company to take any action that could cause any REMIC established under the Pooling and Servicing Agreement to fail to qualify as a REMIC or cause the imposition on any such REMIC of any "prohibited transaction" or "prohibited contribution" taxes or (ii) cause the Trustee or the Company to fail to take any action necessary to maintain the status of any such REMIC as a REMIC.

     Section 3.02. Collateral Fund Permitted Investments. The Company shall, at the written direction of the Purchaser, direct the Trustee to invest the funds in the Collateral Fund in the name of the Trustee in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently then quarterly. In the absence of any direction, the Company shall direct the Trustee select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion

     All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be promptly deposited by the Purchaser in the Collateral Fund. The Company shall periodically (but not more frequently than monthly) direct the Trustee to distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefor in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

     Section 3.03. Grant of Security Interest. In order to secure the obligations of the Purchaser hereunder to the Company and the Trustee for the benefit of Certificateholders (other than its obligations under Section 4.10), the Purchaser hereby grants to the Company and to the Trustee for the benefit of the Certificateholders a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary or involuntary conversion thereof (all of the foregoing collectively, the "Collateral").

     The Purchaser acknowledges the lien on and security interest in the Collateral for the benefit of the Company and the Trustee on behalf of the Certificateholders. The Purchaser shall take all actions requested by the Company or the Trustee as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company or at its direction the Trustee for filing of appropriate financing statements in accordance with applicable law.

     Section 3.04. Collateral Shortfalls. In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company or the Trustee is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company or the Trustee immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03(b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                           ARTICLE IV

                     MISCELLANEOUS PROVISIONS

     Section 4.01. Amendment. This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser provided that no such amendment shall have a material adverse effect on the holders of other Classes of Certificates.

     Section 4.02. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.03. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 4.04. Notices. All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

     (a) in the case of the Company, with respect to notices pursuant to Sections 2.02 and 2.03 hereto,

           GE Capital Mortgage Services, Inc.
           2000 West Loop South
           Suite 1917
           Houston, Texas 77027
           Attention: Mark Pendergrass
           Telephone: (713) 964-4207
           Facsimile: (713) 964-4100

      with respect to all other notices pursuant to this Agreement,

           GE Capital Mortgage Services, Inc.
           Three Executive Campus
           Cherry Hill, New Jersey  08002
           Attention:  General Counsel
           Telephone:  (609) 661-6515
           Facsimile:  (609) 661-6875

     or such other address as may hereafter be furnished in writing by the Company, or

     (b) in the case of the Purchaser, with respect to notices pursuant to Section 2.01,

           --------------------------------
           --------------------------------
           Attention:______________________
           Telephone:______________________
           Facsimile:______________________
      with respect to all other notices pursuant to this Agreement,

           --------------------------------
           --------------------------------
           --------------------------------
           Attention:______________________
           Telephone:______________________
           Facsimile:______________________

     or such other address as may hereafter be furnished in writing by the Purchaser, or

     (c)   in the case of the Trustee,

           State Street Bank and Trust Company
           Corporate Trust Department
           Two International Place, Fifth Floor
           Boston, Massachusetts  02110
           Attention:  Karen Beard
           Telephone:  (617) 664-5465
           Facsimile:  (617) 664-5367

     Section 4.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 4.06. Successor and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns of the parties hereto; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

     Section 4.07. Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 4.08. Third Party Beneficiaries. The Trustee on behalf of Certificateholders is the intended third party beneficiary of this Agreement.

     Section 4.09. Confidentiality. The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to
Section 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to use such information solely for the purposes set forth in this Agreement and to hold such information confidential and not to disclose such information.

     Section 4.10. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company against any and all losses, claims, damages or liabilities to which it may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon actions taken by the Company in accordance with the provisions of this Agreement and which actions conflict or are alleged to conflict with the Company's obligations under the Pooling and Servicing Agreement. The Purchaser hereby agrees to reimburse the Company on demand for the reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action.

     [Section 4.11. Delayed Effectiveness. The Purchaser agrees that, notwithstanding any other provision of this Agreement, the Purchaser shall have no rights hereunder, and the Company shall have no obligations hereunder, until the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero and any Special Servicing and Collateral Fund Agreement between the Company and the Purchaser relating to such Class B5 Certificates has been terminated.]

     IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                               GE CAPITAL MORTGAGE SERVICES, INC.



                               By:________________________________
                                  Name:
                                  Title:


                               [PURCHASER]



                               By:_______________________________
                                  Name:
                                  Title:

Acknowledged and agreed to:

STATE STREET BANK AND TRUST COMPANY



By:___________________________________
   Name:
   Title:

                             EXHIBIT L


             FORM OF LOST NOTE AFFIDAVIT AND AGREEMENT

     I, _________________________________________, being duly
sworn, do hereby state under oath that:

     1. I am a duly elected ______________________ of GE Capital
Mortgage Services, Inc. (the "Company") and am duly authorized to make this affidavit.

     2. This affidavit is being delivered in connection with the transfer of the Mortgage Loan described in Paragraph 3 hereof by the Company pursuant to the Pooling and Servicing Agreement dated as of [date] between the Company, Seller and Servicer, and State Street Bank and Trust Company, Trustee, relating to the Company's REMIC Multi-Class Pass-Through Certificates, Series [____] ("Agreement"). Such Mortgage Loan constitutes a Designated Loan.

     3. The Company is the payee under the following described
Mortgage Note ("Mortgage Note") which evidences the obligation of the borrower(s) to repay the Mortgage Loan:

      Loan Number: __________________________________
      Mortgage Note Date:_____________________________
      Borrower(s): ___________________________________
      Original Payee (if not the Company): ___________
      Original Amount:________________________________
      Mortgage Rate: _________________________________
      Address of Mortgaged Property: _________________
      ------------------------------------------------

      4. The Company is the lawful owner of the Mortgage Note and has not cancelled, altered, assigned or hypothecated the Mortgage
Note.

      5. A thorough and diligent search for the executed original
Mortgage Note was undertaken and was unsuccessful.

      6. Attached hereto is a true and correct copy of the Mortgage Note.

     7. The Mortgage Note has not been endorsed by the Company in any manner inconsistent with its transfer of the Mortgage Loan under the Agreement.

      8. Without limiting the generality of the rights and remedies of the Trustee contained in the Agreement, the Company hereby confirms and agrees that in the event the inability to produce the executed original Mortgage Note results in a breach of the representations and warranties appearing in Agreement subsections 2.03(a)(ii) (the validity and enforceability of the lien created by the Mortgage Loan) or (x) (no valid offset, defense or counterclaim to any Mortgage Note or Mortgage), the Company shall repurchase the Mortgage Loan at the Purchase Price and otherwise in accordance with Section 2.03(b) of the Agreement. In addition, the Company covenants and agrees to indemnify the Trustee and the Trust Fund from and hold them harmless against any and all losses, liabilities, damages, claims or expenses (other than those resulting from negligence or bad faith of the Trustee) arising from the Company's failure to have delivered the Mortgage Note to the Trustee, including without limitation any such losses, liabilities, damages, claims or expenses arising from any action to enforce the indebtedness evidenced by the Mortgage Note or any claim by any third party who is the holder of such indebtedness by virtue of possession of the Mortgage Note.

      9. In the event that the Company locates the executed original Mortgage Note, it shall promptly provide the Mortgage
Note to the Trustee.

      10. Capitalized terms not otherwise defined herein shall have the meanings given them in the Agreement.


Date: _______________________

                                    ------------------------------
                                    (signature)

                                    ------------------------------
                                    (print name)

                                    ------------------------------
                                    (print title)

State of New Jersey  )
                )ss:
                )

     On this ____________________day of ___________________,
199__, before me appeared ____________________________, to me personally known, who acknowledged the execution of the foregoing and who, having been duly sworn states that he/she is a/the ______________________________of GE Capital Mortgage Services,
Inc., that any representations therein contained are true, that this Lost Note Affidavit was signed and sealed on behalf of GE Capital Mortgage Services, Inc. and that this Lost Note Affidavit is the free act and deed of GE Capital Mortgage Services, Inc.

                          ---------------------------------------
                          (Notary Public)


[Notarial Seal]

                          EXHIBIT M

                   SCHEDULE OF DESIGNATED LOANS

                          SERIES 1998-22



                              ORIGINAL              BORROWER
       LOAN NO.          PRINCIPAL BALANCE            NAME

       31744592              $98,400.00             Fleischer
       7741739              $345,000.00              Braymer

                             EXHIBIT N

             SCHEDULE OF PLEDGED ASSET MORTGAGE LOANS



                               None

                             EXHIBIT O

                    SENIOR PRINCIPAL PRIORITIES


      third, to the Classes of Senior Certificates, in reduction of the Class Certificate Principal Balances thereof, to the extent of remaining Available Funds, concurrently as follows:

           (a) to the Class A1, Class A2 and Class R
      Certificates, the Senior Optimal Principal Amount for such
      Distribution Date, in the following order of priority:

                (i) to the Class A2 Certificates (the "Group II Senior Certificates"), the Group II Senior Principal Distribution Amount (as defined herein) for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero; and

                (ii) sequentially, to the Class R and Class A1 Certificates (the "Group I Senior Certificates"), in that order, the Senior Optimal Principal Amount less the Group II Senior Principal Distribution Amount for such Distribution Date, until the Class Certificate Principal Balances thereof have each been reduced to zero;

           (b) to the Class PO Certificates, the Class PO
      Principal Distribution Amount for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero;